Exhibit 10.44

CONFIDENTIAL TREATMENT REQUESTED

WITH RESPECT TO CERTAIN PORTIONS HEREOF

DENOTED WITH “*****”

CONTRIBUTION AGREEMENT BETWEEN

(1) SHELL OIL COMPANY

and

(2) SHELL ELASTOMERS LLC

INTELLECTUAL PROPERTY TRANSFER AND LICENCE AGREEMENT

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INDEX OF APPENDICES

Intellectual Property Agreements

2.	Patent Rights, Parts I-IV

3.	Invention Disclosures, Parts I-III

4.	Elastomers Technical Information

5.	Excluded Technical Information

6.	Shell Technical Information

7.	Part I (U.S.) Patent Assignment

8.	Part II (U.S.) Patent Assignment

9.	Part II (U.S.) Patent License Agreement

10.	Part III (U.S.) Patent License Agreement

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AN AGREEMENT made between

(1)	SHELL OIL COMPANY

a company incorporated under the laws of the State of Delaware, United States of America, and having an office at One Shell Plaza, 910 Louisiana Street, Houston, Texas 77002 (hereinafter referred to as “SOC”)

and

(2)	SHELL ELASTOMERS LLC

a company formed under the laws of the State of Delaware and having an office at One Rockefeller Plaza, 32nd Floor, New York, New York 10020 (hereinafter referred to as “SEL”)

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RECITALS

SEL has been created to develop, manufacture and sell certain elastomer products, and SOC has contributed to SEL certain manufacturing and marketing assets of SOC relating to the Elastomers Business (as defined in Clause 1.1).

2. SOC now desires to contribute to SEL, by assignment or licence and subject to Third Party rights, certain patents, technology and associated agreements, which are owned or under the control of SOC and which are related to the Elastomers Business, and SEL desires to receive a conveyance of the same from SOC.

3. SOC and SEL now wish to set out in detail the manner in which such patents, technology and agreements will be licensed or assigned.

NOW THEREFORE IT IS AGREED AS FOLLOWS:

CLAUSE 1 - DEFINITIONS AND INTERPRETATION

1.1 In this Agreement:

“Additives” means components and compositions intended for use in any one or more of the following applications:

(a)	formulating finished lubricants or lubricant additive packages of any kind;

(b)	formulating finished fuels or fuel additive packages of any kind;

(c)	formulating hydraulic fluids;

(d)	formulating power transmission fluids;

(e)	dewaxing lube oil; and

(f)	transporting crude oil.

“Associate” in relation to KPR means, through the Effective Date, Shell Elastomers, Inc. and Shell Elastomers LLC, companies incorporated under the laws of Delaware, and, after the Effective Date, any company controlling, controlled by or under common control with KPR, provided, however, that Associates in relation to KPR shall not include at any time SIRM or any of its Associates or SOC or any of its Associates or any portfolio companies of RK Polymers LLC (“Buyer”) and its affiliates other than Shell Elastomers, Inc. and subsidiaries of Shell Elastomers, Inc.

“Associate” in relation to SEL means, through the Effective Date, Shell Elastomers, Inc., a company incorporated under the laws of Delaware and Kraton Polymers Research B.V., a company incorporated under the laws of the Netherlands, and, after the Effective Date, any company controlling, controlled by or under common control with SEL, provided, however, that Associates in relation to SEL shall not include at any time SIRM or any of its Associates or SOC or any of its Associates or any portfolio companies of Buyer and its affiliates other than Shell Elastomers, Inc. and subsidiaries of Shell Elastomers, Inc.

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“Associate” in relation to SIRM means N.V. Koninklijke Nederlandsche Petroleum Maatschappij, a Netherlands company, The “Shell” Transport and Trading Company p.l.c., an English company and any company other than SIRM or SOC or an Associate of SOC or SEL or an Associate of SEL or KPR or an Associate of KPR, which is at the time in question directly or indirectly associated with these two companies or either of them.

“Associate” in relation to SOC means any company which is at the time in question directly or indirectly associated with SOC, provided that Associate shall not mean SEL or an Associate of SEL or KPR or an Associate of KPR.

For the purposes of the above definitions, a particular company is:

(i) directly associated with a company or companies if the latter holds/hold shares carrying more than fifty per cent (50%) of the votes exercisable at a general meeting (or its equivalent) of the particular company; and

(ii) indirectly associated with a company or companies (hereinafter called “the Parent Company or Companies”) if a series of companies can be specified, beginning with the Parent Company or Companies and ending with the particular company, so related that each company of the series, except the Parent Company or Companies, is directly associated with one or more companies earlier in the series.

“Agreement” means this agreement, together with all appendices thereto.

“Closing” has the meaning set forth in Schedule A to the Master Sale Agreement dated August 31, 2000 by and among SOC, SEI and RK Polymers LLC.

“Effective Date” means February 28, 2001.

“Elastomers Business” means for purposes of this Intellectual Property Transfer and Licence Agreement that business carried out in the Elastomers Field by or for Shell Chemical Company or SEL for the manufacture of Products and for the marketing and sale of Products so manufactured, together with research and development activities carried out in support thereof, in each case within two (2) years prior to the Effective Date.

“Elastomers Field” means the manufacture, use or sale of Products, including research and development in support thereof, provided, however, in respect of any and all Products, Elastomers Field excludes:

(a) use and/or sale of (and research and development in support thereof for) Additives and intermediates ultimately intended for use in manufacturing Additives,

(b) manufacture of (and research and development in support thereof for) Additives and intermediates ultimately intended for use in manufacturing Additives, for any purpose other than sale to SOC or its designees or to designees of SIRM;

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(c) preparation, use and sale of blends of any of Products, in a total amount up to 25 percent by weight basis the total blend, with linear CO/olefin polymers in which CO/olefin polymers monomer units originating from carbon monoxide alternate with olefinic monomer units originating from ethene and optionally one or more further linear aliphatic alpha-olefins of up to 20 carbon atoms, which CO/olefin polymers have a crystalline melting point of at least 150C and a limiting viscosity number of at least 0.6 dl/g, measured in m-cresol at 60C, and research and development in support of such preparation, use or sale of such blends;

(d) use and/or sale of Products (and research and development in support thereof) as components of bituminous compositions other than compositions developed by the Elastomers Business based on specific Products or derivatives of Products; provided, however, that this exclusion (d) does not apply to the use and/or sale of Products (and research and development in support thereof) as components of any bituminous compositions containing disulphide compatibilizing agents; and

(e) manufacture, use and/or sale of (and research and development in support thereof for) particles of styrene or alkyl-substituted styrene homopolymers and particles of copolymers containing at least 90 percent by weight styrene or alkyl-substituted styrene and up to 10 percent by weight of another vinyl monomer, which particles are prepared by adiabatic anionic polymerisation in an extruder with the aid of alkali metal initiators.

“Elastomers Technical Information” means: i) information of the types described in Appendix 4, and ii) other technical know-how, data and information which SOC has the right to license and which has been exclusively used in the Elastomers Business; provided, however, that Elastomers Technical Information shall not include Excluded Technical Information or Shell Technical Information. For the avoidance of doubt, Elastomers Technical Information shall not include any technical know-how, data or information which has been received by or on behalf of SOC from a Third Party subject to conditions which prohibit its disclosure to SEL.

“Equivalent Products” means copolymers prepared by a process other than anionic polymerisation, but otherwise meeting all specifications for any of the Products coming within the definition of Products.

“Excluded Technical Information” means

(a) technical information of the types described in Appendix 5, without regard to its source or any prior usage by the Elastomers Business; and

(b) that technical information to which the Elastomers Business may have had access but which has not been used (whether for research, development or commercial purposes) by or in the Elastomers Business.

“Intellectual Property Agreements” means

(a) the agreements listed in Appendix hereof, and

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(b) any other agreements existing on the Effective Date to which SOC or an Associate of SOC is a party and the purpose of which is either (a) the disclosure or receipt of confidential information primarily for the purposes of the Elastomers Business, (b) the grant of material rights in respect of patents and/or technical information primarily for the purpose of manufacture and/or sale of Products in the Elastomers Field, or (c) the grant of material rights in respect of patents and technical information which rights were acquired by SOC primarily for the purposes of the Elastomers Business.

“Invention Disclosures” means those written disclosures, listed in Appendix 3, which have been received prior to the Effective Date by the Intellectual Property Services organisations of Shell Oil Company, Shell International Limited or Shell International B.V., of inventions for which no patent application has been filed prior to the Effective Date. For all purposes of this Agreement, the descriptions of inventions in the Invention Disclosures shall be considered technical information unless and until the inventions are claimed in patent applications at which time they will be deemed to be Invention Disclosure Rights.

“Invention Disclosure Rights” means all claims made in patent applications based on any of the Invention Disclosures which may be filed in any country to the extent such claims are directed to inventions in the Elastomers Field which are owned by SOC, and any and all patents issuing in any country from such patent applications and any and all re-examinations, reissues and extensions of all such patents.

“KPR” means Kraton Polymers Research B.V., a company formed under the laws of the Netherlands and having an office at One Rockefeller Plaza, 32nd Floor, New York, New York 10020.

“Part I Patent Rights” means the Patent Rights listed in, or based on or issuing from those Patent Rights listed in, Part I of Appendix 2.

“Part II Patent Rights” means the Patent Rights listed in, or based on or issuing from those Patent Rights listed in, Part II of Appendix 2.

“Part III Patent Rights” means the Patent Rights listed in, or based on or issuing from those Patent Rights listed in, Part III of Appendix 2.

“Part IV Patent Rights” means the Patent Rights listed in, or based on or issuing from those Patent Rights listed in, Part IV of Appendix 2.

“Part I Invention Disclosures” means the Invention Disclosures listed in Part I of Appendix 3.

“Part II Invention Disclosures” means the Invention Disclosures listed in Part II of Appendix 3.

“Part III Invention Disclosures” means the Invention Disclosures listed in Part III of Appendix 3.

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“Parties or Party” means as the context requires, both or each of SEL and SOC.

“Patent Rights” means

(a) the patents and patent applications listed in Appendix 2 hereof;

(b) any other patent applications which may later be filed based on (a) above in any country to the extent the claims thereof are directed to inventions which SOC has a right to license or assign and which are used in or relate to the Elastomers Field;

(c) any patents issuing in any country from patent applications of (a) or (b) above; and

(d) any re-examinations, reissues and extensions of patents of (a) or (c) above.

“Products” means:

block copolymers having at least one styrene polymer block and at least one isoprene and/or butadiene polymer block (wherein any one of theses blocks may be random or tapered blocks of styrene, isoprene and/or butadiene), having a total polystyrene content in the range of from 2% by weight to less than 90% by weight and a total number average molecular weight of at least 35,000 g/mol, or in the case of radial or star polymers an arm number average molecular weight of at least 20,000 g/mol, as determined by gel permeation chromatography using polystyrene calibration standards, which block copolymers have been prepared by anionic polymerisation;

(b) hydrogenated block copolymers prepared by at least partly hydrogenating the isoprene and/or butadiene polymer block(s) of the block copolymers of (a);

(c) functionalised hydrogenated block copolymers prepared by grafting at least 0.1% by weight of a dicarboxylic acid compound, or a derivative thereof, onto a hydrogenated block copolymer of (b) or an unhydrogenated block copolymer of (a);

(d) non-thermoplastic polyisoprene rubber, prepared by anionic polymerisation of isoprene;

(e) blends of copolymers of (a), (b), or (c) with up to 50% by weight of a plasticizer;

(f) polymers of isoprene and/or butadiene, and optionally styrene, having a total number average molecular weight of less than 35,000 g/mol, or in the case of radial or star polymers an arm number average molecular weight of more than 1,000 g/mol and less than 20,000 g/mol, as determined by gel permeation chromatography using polystyrene calibration standards, which polymers have been prepared by anionic polymerisation;

hydrogenated polymers prepared by at least partly hydrogenating the butadiene and/or isoprene in the polymers of (f);

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(h) optionally hydrogenated polymers of (f) containing terminal functionality (including, but not limited to, hydroxy, carboxy, or amino groups or acrylated or glycidated derivatives thereof, fluorine, or ethylene oxide groups) and/or containing epoxy groups resulting from epoxidation of part or all of the olefinic unsaturation present in the polymers, or containing acid derivatives of such epoxy groups;

(i) star (i) polyisoprene homopolymers and (ii) block copolymers with polyisoprene blocks and polybutadiene blocks, where (i) or (ii) may contain up to 10% by weight of polystyrene and have a total number average molecular weight of at least 20,000 g/mol, as determined by gel permeation chromatography using polystyrene calibration standards, which homo- and block copolymers have been prepared by anionic polymerisation, and which star homopolymers and block copolymers have been hydrogenated;

(j) compounds of (a), (b), and/or (c) with polyolefins, polyphenylene oxide, polycarbonate, polybutylene terephthalate, polystyrene, or ethylene vinylacetate and non-polymeric components including tackifiers, fillers, and oil, wherein (a), (b) and (c) comprise at least 40% by weight of the total polymer in the compound and the Shore D hardness of the compound is no more than 60;

(k) polyurethanes based on polyols falling within the definition of (h);

(l) randomly polymerised styrene butadiene rubbers having a glass transition temperature of less than 0C, wherein any homopolystyrene blocks have a molecular weight of less than 3,000 g/mol, which styrene butadiene rubbers are manufactured by anionic polymerisation;

(m) block copolymers having at least one isoprene block and at least one butadiene block having a 1,2 vinyl content of less than 15%, or block copolymers having at least one butadiene block having a 1,2 vinyl content of less than 15% and a butadiene block having a 1,2 vinyl content of more than 25%, and a total number average molecular weight of at least 35,000 g/mol, or in the case of radial or star polymers an arm number average molecular weight of at least 20,000 g/mol, as determined by gel permeation chromatography using polystyrene calibration standards, which block copolymers have been prepared by anionic polymerisation and which block copolymers have been hydrogenated;

(n) block copolymers having at least one polysiloxane block and at least one other block which may be a polystyrene block or a polyethylene block which block copolymers have been prepared by anionic polymerisation;

(o) any polymer, polymer-containing compound or blend corresponding to (a) through (n), wherein the polymer has been prepared by anionic polymerisation from other conjugated diene monomers and/or other vinyl aromatic hydrocarbon monomers and/or containing other functional groups;

(p) block copolymers having at least one conjugated diene block and optionally a vinyl aromatic hydrocarbon block and at least one block of another anionically

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polymerisable monomer such as acrylic monomers or ethylene which block copolymers have been prepared by anionic polymerisation;

(q) block copolymers (a) through (p), wherein the polystyrene block has been hydrogenated;

(r) latex made from (a), (b) or (d); and

(s) polyisoprene as described in (d), but made with Ziegler-Natta catalysts

“Secondary Field” means the use or sale of Equivalent Products, including research and development in support thereof, provided however in respect of all Equivalent Products, Secondary Field excludes:

(a) use and/or sale of (and research and development in support thereof for) Additives and intermediates ultimately intended for use in manufacturing Additives,

(b) manufacture of (and research and development in support thereof for) Additives and intermediates ultimately intended for use in manufacturing Additives, for any purpose other than sale to designees of SIRM or SOC or its designees;

(c) preparation, use and sale of blends of any of Equivalent Products, in a total amount up to 25 percent by weight basis the total blend, with linear CO/olefin polymers in which CO/olefin polymers monomer units originating from carbon monoxide alternate with olefinic monomer units originating from ethene and optionally one or more further linear aliphatic alpha-olefins of up to 20 carbon atoms, which CO/olefin polymers have a crystalline melting point of at least 150C and a limiting viscosity number of at least 0.6 dl/g, measured in m-cresol at 60C, and research and development in support of such preparation, use or sale of such blends;

(d) use and/or sale of Equivalent Products (and research and development in support thereof) as components of bituminous compositions other than compositions developed by the Elastomers Business based on specific Equivalent Products or derivatives of Equivalent Products; provided, however, that this exclusion (d) does not apply to the use and/or sale of Equivalent Products (and research and development in support thereof) as components of any bituminous compositions containing disulphide compatibilizing agents; and

(e) manufacture, use and/or sale of (and research and development in support thereof for) particles of styrene or alkyl-substituted styrene homopolymers and particles of copolymers containing at least 90 percent by weight styrene or alkyl-substituted styrene and up to 10 percent by weight of another vinyl monomer, which particles are prepared by adiabatic anionic polymerisation in an extruder with the aid of alkali metal initiators.

“Shell Technical Information” means all technical information which has been used (whether for research, development or commercial purposes) in the Elastomers Business but was not developed or acquired exclusively by or for the Elastomers Business. Shell Technical

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Information includes but is not limited to information of the types described in Appendix 6. Shell Technical Information shall not include any Elastomers Technical Information or Excluded Technical Information. For the avoidance of doubt, Shell Technical Information shall not include any technical know-how, data or information which has been received by or on behalf of SOC from a Third Party subject to conditions which prohibit its disclosure to SEL.

“SIRM” means Shell Internationale Research Maatschappij B.V., a company incorporated under the laws of the Netherlands and having its registered office at 30 Carel van Bylandtlaan, The Hague, the Netherlands.

“Technical Copyrights” means all rights world-wide of copyright existing on the Effective Date, other than those for which SOC is entitled to grant licences by virtue of existing agreements, in all documents, drawings, plans and other works (other than software) to the extent they recite, depict or describe Elastomers Technical Information and/or Shell Technical Information.

“Third Party” means any person other than SOC or its Associates, or SEL. For avoidance of doubt, SIRM and its Associates are Third Parties for purposes of this Agreement.

“United States” or “U.S.” means the United States of America and the states, commonwealths, territories and possessions thereof.

.2 The headings contained in this Agreement are for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

.3 Except where and to the extent that a contrary intention otherwise appears, words importing the singular number include the plural number and vice-versa and words importing any gender include all other genders.

.4 References to Clauses and Appendices are references to clauses and appendices of this Agreement, unless otherwise indicated.

1.5 This Agreement shall not be construed to assign, license or otherwise convey from one Party to the other any right of ownership, possession or use of hardware, software, databases, networks, firmware or other information technology (other than in respect of technical information stored therein relating to the manufacture, sale and/or use of Products in the Elastomers Business).

.6 References in this Agreement to the rights of Third Parties shall be construed to mean the rights of Third Parties pursuant to (a) the Intellectual Property Agreements, (b) other Third Party agreements to which SEL or an Associate of SEL is a party or is otherwise bound, or (c) other Third Party agreements which are utilized solely in the Elastomers Business.

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CLAUSE 2 - PATENT RIGHTS

2 By execution of the Assignment document in Part I of Appendix 7, SOC assigns to SEL all right, title and interest of SOC in and to the Part I Patent Rights, subject to the rights of Third Parties. The assignment of Part I Patent Rights shall be effective from the Effective Date, contingent upon Closing.

2.2 By execution of the Assignment document in Part II of Appendix 8, SOC assigns to SEL all right, title and interest of SOC in and to the Part II Patent Rights, subject to the rights of Third Parties. The assignment of Part II Patent Rights shall be effective from the Effective Date, contingent upon Closing.

2.3 By execution of the License document in Part II of Appendix 9, SEL grants back to SOC in respect of all Part II Patent Rights assigned to SEL hereunder:

(a) an irrevocable, transferable, fully paid-up, exclusive licence, subject to the rights of Third Parties, with all rights to grant sub-licences, to practise outside the Elastomers Field under the Part II Patent Rights and to conduct research and development in support thereof; and

(b) irrevocable, fully-paid-up, non-exclusive licences in the Elastomers Field, with the right to grant sub-licences, to:

(i) blend Products with epoxy resins and/or polyesters and use and sell such blends, and conduct research and development in support of such activities;

(ii) manufacture, use and sell refinery products including fuels, lubricants, bituminous compositions and chemical feedstocks, and conduct research and development in support thereof; and

(iii) use and sell Products in connection with operations for the exploration for and production of oil, gas and other minerals, and conduct research and development in support thereof.

The licenses of this Clause 2.3 are effective from the Effective Date, contingent upon Closing.

2.4 By execution of the License document in Part III of Appendix 10, subject to the rights of Third Parties, SOC grants to SEL:

(a) an irrevocable, transferable, fully paid-up, exclusive (except as noted below in Clause 2.4(b)) licence, with all rights to grant sub-licences, to practise in the Elastomers Field under the Part III U.S. Patent Rights,

(b) an irrevocable, fully paid-up, non-exclusive licence, with the right to grant sub-licences, to make, have made, use, sell and distribute Products in the Elastomers Field under the Part III U.S. Patent Rights, to

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(i) blend Products with epoxy resins and/or polyesters and use and sell such blends and conduct research and development in support of such activities;

(ii) manufacture, use and sell refinery products including fuels, lubricants, bituminous compositions and chemical feedstocks, and conduct research and development in support thereof; and

(iii) use and sell Products in connection with operations for the exploration for and production of oil, gas and other minerals, and conduct research and development in support thereof.

The licenses of this Clause 2.4 are effective as of the Effective Date, contingent upon Closing.

2.5 With effect from the Effective Date, and subject to the rights of Third Parties, SOC grants to SEL an irrevocable, fully paid-up, non-exclusive licence, with the right to grant sub-licences, to practice Part IV U.S. Patent Rights in the Elastomers Field. The license of this Clause 2.5 is contingent upon Closing.

2.6 SEL specifically covenants not to practise under the Patent Rights assigned or licensed to SEL pursuant to this Clause 2, in connection with the manufacture, use or sale of Additives or intermediates ultimately intended for use in the manufacture of Additives, other than the manufacture of Additives and/or such intermediates for sale to SOC or its designees or to designees of SIRM.

2.7 Responsibility for the further filing, prosecution, issuance, maintenance, defense and enforcement of the Part I and II U.S. Patent Rights shall pass to SEL on the Effective Date. SOC shall notify any attorneys and/or agents who act for SOC in relation to such Part I and Part II Patent Rights of the assignment of these Patent Rights to SEL, and that from the Effective Date such attorneys and agents are to take their instructions from SEL and charge all fees and costs for filing, prosecuting, maintaining, defending and enforcing such Patent Rights to SEL. Such attorneys and agents shall be requested promptly to send an invoice to SOC for their fees in respect of services rendered up to the Effective Date in relation to the Part I and Part II U.S. Patent Rights. SOC shall pay for all such services identified as being rendered prior to the Effective Date. Case files relating to the Part I and Part II U.S. Patent Rights will be transferred to SEL. For a reasonable period of time after the Effective Date, SOC agrees to cooperate, at the request and expense of SEL and subject to the reasonable availability in SOC of necessary expertise, in activities (not involving legal advice) undertaken by or for SEL in connection with the filing, prosecution and/or maintenance of Part I and Part II Patent Rights.

2.8 Subject to Clauses 2.12, 2.13 and 2.14, each Party shall from the Effective Date have responsibility for prosecuting, maintaining, defending and enforcing those Patent Rights which it owns and under which licences are granted to the other Party pursuant to this Agreement.

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2.9 To the extent that any Patent Rights are in the name of an Associate of SOC, SOC shall procure that such Associate assigns or licenses to SEL the Patent Right(s) as envisaged by this Clause 2, and that such Associate shall comply with the terms of this Clause 2.

SOC irrevocably waives in favour of SEL all rights of SOC and SOC’s Associates to make, have made, use and sell Products inside the Elastomers Field under Part I Patent Rights and Part II Patent Rights, for countries other than the United States.

SEL shall be responsible for and shall bear all expenses, including but not limited to official fees associated with recordal at the relevant patent offices, of the transfer to SEL hereunder of title in the Part I and Part II Patent Rights. SOC agrees to co-operate with SEL in the recordal of such transfer by executing required documents in a form acceptable to SOC, which shall be prepared by SEL. Upon written request from a Party, the other Party shall arrange for the execution and delivery of any other assignment documents or other instruments necessary to effectuate any aspects of the assignments or licenses provided for in this Clause 2.

With effect from the Effective Date, each Party shall give written notice to the other Party upon becoming aware of any infringement or threatened or suspected infringement of, or of any challenge to, the Part II or Part III U.S. Patent Rights and:

(a) SEL (or its designee) will have the sole right (but is not obligated) to bring proceedings at its own cost and for its own account to enforce such Part II and Part III U.S. Patent Rights against infringement in the Elastomers Field occurring on or after the Effective Date. SOC (or its designee) will have the sole right (but is not obligated) to bring proceedings at its own cost and for its own account to enforce such Part II and Part III U.S. Patent Rights against infringement occurring prior to the Effective Date in the Elastomers Field or occurring outside the Elastomers Field at any time. Each Party shall have the right, at its own cost, to join in any suit to enforce such Part II and Part III U.S. Patent Rights and to participate in the defense of any challenge to such Part II and Part III U.S. Patent Rights. Unless otherwise agreed, SEL will recover for its own account damages for infringement in the Elastomers Field occurring on or after the Effective Date, and SOC will recover for its own account damages for infringement occurring prior to the Effective Date in the Elastomers Field or occurring outside the Elastomers Field at any time.

(b) A Party not joining an enforcement or participating in a defense proceeding under this Clause 2.12 shall provide such assistance as may reasonably be required by and at the expense of the Party initiating or defending such proceeding and shall make no admission as to liability nor agree to any settlement or compromise.

If SEL notifies SOC that SEL does not intend to continue to prosecute or maintain any of the Part II U.S. Patent Rights, SEL shall, at SOC’s request, assign to SOC (or its designee) the rights of SEL in such of the Part II Patent Rights which it does not wish to prosecute or maintain. SEL shall have an irrevocable, fully paid-up, world-wide, non-exclusive licence, with the right to grant sub-licences, to make, have made, use, sell and distribute Products in the Elastomers Field under the Part II Patent Rights so assigned to SOC.

If SOC notifies SEL that SOC does not intend to continue to prosecute or maintain any of the Part III U.S. Patent Rights, SOC shall, at SEL’s request, assign to SEL (or its designee) the

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rights of SOC in such of the Part III U.S. Patent Rights which SOC does not wish to prosecute or maintain, and SEL shall grant back to SOC an irrevocable, transferable, fully paid-up, world-wide, non-exclusive licence, with the right to grant sub-licences, to practise outside the Elastomers Field the inventions covered by the Part III Patent Rights so assigned to SEL, and also licences under the Part III Patent Rights so assigned to SEL which are equivalent to those set out in Clause 2.3(b) for Part II Patent Rights.

SEL acknowledges that SOC reserves the right to grant irrevocable, fully-paid-up, nonexclusive licenses, with the right to grant sublicenses, for practices of the inventions of the Patent Rights K-4801, K-4853 and K-4806 in connection with the manufacture, sale and use of polyester resins.

2.16 By execution of the License document in Part II of Appendix 2, subject to the rights of Third Parties, SOC grants to SEL an irrevocable, fully paid-up, non-exclusive license, with the right to grant sub-licenses, to use and sell Equivalent Products in the Secondary Field under claims in the Part II U.S. Patent Rights.

The licenses of this Clause 2.16 are effective as of the Effective Date, contingent upon Closing.

In addition to the rights granted to SEL in Clause 2.4(a), subject to the Rights of Third Parties existing at the Effective Date, SOC grants to SEL the right (but SEL does not undertake an obligation) to bring suit to enforce claims in the Part II U.S. Patent Rights and the Part III U.S. Patent Rights in its own name and at its sole expense and for its own account against unauthorised infringement in the Secondary Field in respect of the use or sale of Equivalent Products on or after the Effective Date.

2.18 SOC acknowledges that no right or licence, either express or implied, is granted to SOC under any patent or other intellectual property right owned by SEL, except as expressly provided by the terms of this Agreement.

SEL acknowledges that no right or licence, either express or implied, is granted to SEL under any patent or other intellectual property right owned by SOC, except as expressly provided by the terms of this Agreement.

CLAUSE 3 - INVENTION DISCLOSURES

3 With effect from the Effective Date, and subject to the rights of Third Parties, SOC hereby assigns to SEL all right, title and interest of SOC in and to Part I Invention Disclosure Rights, subject to the grant-backs to SOC of rights set out below in this Clause 3.1. Subject to Clause 3.6, SEL shall have the right to file and prosecute claims of patent applications coming within the Part I Invention Disclosure Rights and issue, maintain, defend and enforce claims of patents coming within the Part I Invention Disclosure Rights.

With effect from the Effective Date, SEL grants back to SOC in respect of all such Part I Invention Disclosure Rights assigned to SEL hereunder:

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(a) an irrevocable, transferable, fully paid-up, exclusive licence, subject to the rights of Third Parties, with all rights to grant sub-licences, to practise in the U.S. outside the Elastomers Field under the Part I Invention Disclosure Rights and to conduct research and development in support thereof; and

(b) irrevocable, fully-paid-up, non-exclusive licences in the Elastomers Field, with the right to grant sub-licences, to:

(i) blend Products with epoxy resins and/or polyesters and use and sell such blends, and conduct research and development in support of such activities;

(ii) manufacture, use and sell refinery products including fuels, lubricants, bituminous compositions and chemical feedstocks, and conduct research and development in support thereof; and

(iii) use and sell Products in connection with operations for the exploration for and production of oil, gas and other minerals, and conduct research and development in support thereof.

With effect from the Effective Date, and subject to the rights of Third Parties, SOC grants to SEL:

(a) an irrevocable, transferable, fully paid-up, exclusive (except as noted below in Clause 3.2(c)) licence, with the right to grant sub-licences, to make, have made, use, sell and distribute Products in the Elastomers Field in the U.S. under the Part II Invention Disclosure Rights;

(b) an irrevocable, fully paid-up, non-exclusive licence, with the right to grant sub- licences, to practise in the Elastomers Field in the U.S. under the Part III Invention Disclosure Rights; and

(c) irrevocable, fully paid-up, non-exclusive licences, with the right to grant sub-licences, to practice in the Elastomers Field in the U.S. under the Part II Invention Disclosure Rights to:

(i) blend Products with epoxy resins and/or polyesters and use and sell such blends, and conduct research and development in support of such activities;

(ii) manufacture, use and sell refinery products including fuels, lubricants, bituminous compositions and chemical feedstocks, and conduct research and development in support thereof; and

(iii) use and sell Products in connection with operations for the exploration for and production of oil, gas and other minerals, and conduct research and development in support thereof.

SEL specifically covenants not to practise inventions for which it receives rights under this Clause 3, in connection with the manufacture, use or sale of Additives or intermediates

17

ultimately intended for use in the manufacture of Additives, other than the manufacture of Additives and/or such intermediates for sale to SOC or designees of SOC or designees of SIRM.

3.4 For a reasonable period of time after the Effective Date, SOC agrees to cooperate, at the request and expense of SEL and subject to the reasonable availability in SOC of necessary expertise, in activities (not involving legal advice) undertaken by or for SEL in connection with the filing and/or prosecution of patent applications for Part I Invention Disclosures. Upon written request from a Party, the other Party shall arrange for the execution and delivery of any assignment documents or other instruments necessary to effectuate any aspects of the assignments or licences provided for in this Clause 3.

3.5 To the extent that any Invention Disclosure Rights are controlled by an Associate of SOC, SOC shall procure that such Associate assigns or licenses to SEL the Invention Disclosures as envisaged by this Clause 3.

3.6 Patent applications and patents resulting from Part I Invention Disclosures shall be subject to the provisions of Clauses 2.12 and 2.13, in the same respect as Part II Patent Rights.

3.7 Patent applications and patents resulting from Part II Invention Disclosures shall be subject to the provisions of Clauses 2.12 and 2.14, in the same respect as Part III Patent Rights.

3.8 Subject to the rights of Third Parties, SOC grants to SEL an irrevocable, fully paid-up, non-exclusive license, with the right to grant sub-licenses, to use and sell Equivalent Products in the Secondary Field under the Part I U.S. Invention Disclosure Rights.

The licenses of this Clause 3.8 are effective as of the Effective Date, contingent upon Closing.

3.9 In addition to the rights granted to SEL in Clause 3.2(a), subject to the Rights of Third Parties existing at the Effective Date, SOC grants to SEL the right to bring suit to enforce claims in the Part I U.S. Invention Disclosure Rights and the Part II U.S. Invention Disclosure Rights in its own name and at its sole expense and for its own account against unauthorised infringement in the Secondary Field in respect of the use or sale of Equivalent Products on or after the Effective Date.

CLAUSE 4 - TECHNICAL INFORMATION

4 With effect from the Effective Date, subject to the rights of Third Parties, SOC grants to SEL an irrevocable, fully paid-up, exclusive (except as noted below in this Clause 4.1) licence, with the right to grant sub-licences, to use Elastomers Technical Information in the Elastomers Field in the U.S.

Licences granted to SEL under this Clause 4.1 shall be non-exclusive to:

(a) blend Products with epoxy resins and/or polyesters and use and sell such blends, and conduct research and development in support of such activities;

18

(b) manufacture, use and sell refinery products including fuels, lubricants, bituminous compositions and chemical feedstocks, and conduct research and development in support thereof; and

(c) use and sell Products in connection with operations for the exploration for and production of oil, gas and other minerals, and conduct research and development in support thereof.

For the avoidance of doubt, SOC retains all rights including all sub-licensing rights, outside the Elastomers Field with respect to Elastomers Technical Information.

4.2 With effect from the Effective Date, subject to the rights of Third Parties, SOC grants to SEL:

(a) an irrevocable, fully paid-up, non-exclusive licence in the Elastomers Field in the U.S., with the right to grant sub-licences, to use Shell Technical Information other than that identified in Part A of Appendix 6; and

(b) an irrevocable, fully paid-up non-exclusive license in the Elastomers Field in the U.S., without any right to grant sub-licenses, to use Shell Technical Information identified in Part A of Appendix 6.

4.3 SOC shall use reasonable efforts to promptly make available to SEL Elastomers Technical Information in accordance with Appendix 4 and, at SEL’s request and cost, Shell Technical Information which is, in either case, as of the Effective Date in the possession of SOC in written or other tangible form, to the extent to which such information is, as of the Effective Date, either owned by SOC or under control of SOC. The nature of the physical transfer to SEL of Shell Technical Information shall be consistent with the manner in which such Shell Technical Information has been made available to the Elastomers Business. For the avoidance of doubt, SOC shall have no obligation to make available to SEL Shell Technical Information or Elastomers Technical Information which has been received by or on behalf of SOC from a Third Party subject to conditions which prohibit its transfer or disclosure to SEL. Details as to the implementation of this provision shall be agreed as circumstances reasonably require following the Effective Date. SEL shall promptly pay to SOC any costs which SOC or an Associate of SOC reasonably incurs in complying with the obligations under this Clause.

4.4 SEL specifically covenants not to practise under the grants of this Clause 4 in connection with the manufacture, use or sale of Additives or intermediates ultimately intended for use in the manufacture of Additives, other than the manufacture of Additives and/or such intermediates for sale to SOC or its designees or to designees of SIRM.

4.5 This Agreement shall not be construed to grant SEL any rights or licences in respect of Excluded Technical Information.

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CLAUSE 5 - INTELLECTUAL PROPERTY AGREEMENTS

5.1 SOC shall assign, or shall cause the assignment of, and SEL agrees to accept assignment of, those Intellectual Property Agreements that SOC has authority to assign, so that SEL shall be entitled to the benefit and shall be subject to the burden thereof as of the Effective Date. SEL shall carry out, perform and complete all obligations and liabilities to be discharged under such Intellectual Property Agreements on or after the Effective Date, and shall indemnify, defend and hold harmless SOC and its Associates and SIRM and its Associates and their respective officers, directors, employees and agents from and against any claim in respect of failure on the part of SEL to cany out, perform and complete such obligations and liabilities. SOC shall indemnify, defend and hold harmless SEL and its Associates and their respective officers, directors, employees and agents against any claim for any failure by SOC and/or its Associates to carry out, perform or complete all obligations or liabilities to be discharged under the Intellectual Property Agreements prior to the Effective Date.

5.2 From the Effective Date, insofar as the benefit or burden of any of the Intellectual Property Agreements cannot effectively be assigned to SEL except by an agreement for novation or with consent to the assignment from a Third Party, at the request of SEL, SOC shall use reasonable efforts to assist SEL in pursuing the novation or consent for assignment of any Intellectual Property Agreements material to the Elastomers Business, provided, however, that such cooperation shall not include any requirement of SOC or any of its Associates to expend money (other than money which SEL has agreed in writing to reimburse), commence or participate in any litigation or offer or grant any accommodation (financial or otherwise) to any Third Party. No representation or warranty has been given or can be given that the other parties to the Intellectual Property Agreements will agree to the assignment or novation thereof in favour of SEL. From the Effective Date, and until any necessary Third Party consent to the assignment of an Intellectual Property Agreement may be obtained, a novation agreement may be entered into or other arrangements may be effected, if it is permissible under the Intellectual Property Agreement in question, SOC shall (at SEL’s expense) either make a grant to SEL of, or procure from the relevant Associate of SOC a grant to SEL of, a sub-licence under the Intellectual Property Agreement, and SEL shall, without limitation to Clause 5.1, be liable for any fees associated with such sub-licence.

CLAUSE 6 - TECHNICAL COPYRIGHTS

With effect from the Effective Date and subject to Clause 7 and the rights of Third Parties, SOC grants SEL a non-exclusive, fully paid-up licence under its Technical Copyrights, together with a right to grant sub-licences to copy, use and/or modify, and a right to enforce the Technical Copyrights against Third Parties in the Elastomers Field. No licence is granted under this Clause 6 in respect of any copyrights in any Excluded Technical Information, whether such technical information is contained in any work alone or in combination with any Shell Technical Information and/or any Elastomers Technical Information.

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CLAUSE 7 - CONFIDENTIALITY

7.1 With the exception of the exercise of the rights of SOC under Clauses 2, 3 and 4, and of activities undertaken at the request of SEL, SOC undertakes for itself and its Associates that they:

(a) shall not use or allow or assist others to use any Elastomers Technical Information in the Elastomers Field; and

(b) shall not disclose any Elastomers Technical Information to any Third Party for use, directly or indirectly, in the Elastomers Field.

7.2 With the exception of the exercise of the rights of SEL under Clauses 2, 3 and 4, and of activities undertaken at the request of SOC, SEL undertakes for itself and its Associates that they:

(a) shall not use or allow or assist others to use any Elastomers Technical Information outside the Elastomers Field; and

(b) shall not disclose any Elastomers Technical Information to any Third Party for use, directly or indirectly, outside the Elastomers Field.

7.3 With the exception of the exercise of the rights of SEL under Clauses 2, 3 and 4 and of activities undertaken at the request of SOC, and subject to the provisions of Clause 7.4 governing SEL’s obligations in respect of Shell Technical Information identified in Part A of Appendix 6 and the provisions of Clause 7.8 governing SEL’s obligations in respect of Excluded Technical Information, with regard to (i) Shell Technical Information, and (ii) any other technical information SEL may receive from or on behalf of SOC or its Associates in connection with SEL’s acquisition of the Elastomers Business, SEL undertakes for itself and its Associates that they:

(a) shall not use or allow or assist others to use the same for any purpose other than in relation to its activities within the Elastomers Field; and

(b) except as provided otherwise in Clause 7.3(c) and (d) below, shall not disclose the same to any Third Party; and

(c) shall not disclose the same to a professional advisor or auditor of SEL except for disclosures made on a strictly confidential basis; and

(d) shall not disclose the same to an employee, officer, director, agent, or representative of a Third Party other than a consultant or contractor engaged by SEL, or a Third Party to whom SEL has extended a sub-licence which SEL is permitted to grant hereunder, or any actual or potential banker or financier, without first obtaining agreement in writing by the employee, officer, director, agent, representative, consultant, contractor, sublicensee, actual or potential banker or financier, to use the same only for the purpose for which it is disclosed, and to not disclose the same to any Third Party.

7.4 With the exception of activities undertaken at the request of SOC, and subject to the provisions of Clause 7.8 governing SEL’s obligations in respect of Excluded Technical Information, with regard to Shell Technical Information identified in Part A of Appendix 6, SEL undertakes for itself and its Associates that they:

(a) shall not use the same for any purpose other than in relation to its activities within the

21

Elastomers Field; and

(b) shall not disclose the same to any Third Party.

7.5 The undertakings as to each obligated Party pursuant to Clauses 7.1, 7.2, 7.3 and 7.4 above shall not apply to information which as of the Effective Date the obligated Party can show

(a) is part of the public knowledge or literature;

and shall cease to apply to information which after the Effective Date the obligated Party can show:

(b) has become part of the public knowledge or literature without breach of said undertakings by said obligated Party; or

(c) has been received by it after the Effective Date from a Third Party having a legal right to disclose it to said obligated Party.

The foregoing exceptions shall not, however, apply to:

(i) specific information merely because it is embraced by or included with other information which falls within any one or more of such exceptions; or

(ii) any combination of information merely because specific information (but not the combination itself) falls within any one or more of such exceptions.

7.6 In the event that the obligated Party is required or requested by any court, legislative or administrative body to disclose any Elastomers Technical Information, Shell Technical Information or other information covered by its undertakings pursuant to this Clause 7, then the obligated Party will, use reasonable efforts prior to disclosure, to promptly notify the other Party so that an appropriate protective order can be sought and/or other action can be taken if possible. In the event that such protective order is not, or cannot be, obtained, then:

(a) The obligated Party may disclose to the appropriate body that portion of the information which it is advised in writing by legal counsel that it is legally required to disclose, provided that it shall use reasonable efforts to obtain assurances that confidential treatment will be accorded to the information; and

(b) The obligated Party shall not be liable for such disclosure to the appropriate body unless such disclosure was caused by or resulted from a previous disclosure by the obligated Party that was not permitted by this Agreement.

7.7 Except for the obligations set forth in Clause 7.4 for Shell Technical Information described in Part A of Appendix 6, the obligations set forth in Clause 7.8 for Excluded Technical Information and the obligations undertaken in the Intellectual Property Agreements, all express and any implied restrictions in respect of disclosure and use of information under Clause 4, Clause 6 and/or Clause 7 of this Agreement shall terminate ten (10) years after the Effective Date.

7.8 It is not the intention of SOC to disclose Excluded Technical Information to SEL. In respect of any Excluded Technical Information which SEL may receive, SEL agrees to hold the same in strict confidence, not to disclose it to any Third Party and not to use it for any purpose whatsoever. To the extent SEL becomes aware that it is in possession of Excluded Technical Information in written or other tangible form (including but not limited to information stored electronically), SEL agrees promptly to return to SOC or destroy such

22

information, or cause such information to be returned to SOC or destroyed, in each case at SOC’s option.

7.9 The obligations imposed by this Clause 7 are in addition to obligations of confidentiality and restrictions on use of technical information which are imposed by the Intellectual Property Agreements.

CLAUSE 8 - INDEMNITIES; LIABILITIES

8 EXCEPT AS EXPRESSLY PROVIDED IN THE SOC ELASTOMERS MASTER SALE AGREEMENT BETWEEN SHELL OIL COMPANY AND SHELL ELASTOMERS INC. AND RIPPLEWOOD CHEMICAL ACQUISITION LLC, NEITHER SOC NOR ANY OF ITS ASSOCIATES MAKES ANY REPRESENTATION OR EXTENDS ANY WARRANTIES, EXPRESS OR IMPLIED, OR ASSUMES ANY RESPONSIBILITY WHATSOEVER WITH RESPECT TO ANY TECHNICAL INFORMATION. NEITHER SOC NOR ANY OF ITS ASSOCIATES MAKES ANY REPRESENTATIONS OR EXTENDS ANY WARRANTIES, EXPRESS OR IMPLIED, OR ASSUMES ANY RESPONSIBILITY WHATSOEVER WITH RESPECT TO (I) THE SUITABILITY, COMPLETENESS OR ACCURACY OF ANY TECHNICAL INFORMATION WHICH MAY BE DISCLOSED OR LICENSED IN CONNECTION WITH THIS AGREEMENT OR ITS MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE; OR (II) THE SCOPE, VALIDITY OR ENFORCEABILITY OF ANY PATENT RIGHTS.

8.2 Neither Party shall be liable for any loss, damage, injury (including, to the full extent permitted by law and no further, personal injury or death), demand or expense, direct or indirect, resulting from negligence, gross negligence, strict liability or whatever the cause and arising out of or in connection with the exercise by the other Party or any licensee or sub-licensee of such other Party of the licences and rights granted under this Agreement. Each Party shall indemnify, defend and hold harmless the other Party and its Associates (and their respective officers, directors, employees and agents) against any claim or action brought by any Third Party for any loss, damage, injury (including, to the full extent permitted by law and no further, personal injury or death), demand or expense arising out of or in connection with the exercise by such Party of any licensee or sub-licensee of such Party of the licences and rights granted under to this Agreement.

CLAUSE 9 - BANKRUPTCY

9. The licenses granted herein by SOC or SEL, as the case may be, to the Patent Rights, Invention Disclosure Rights, Elastomers Technical Information, Shell Technical Information and Technical Copyrights shall be deemed to be, for purposes of Section 365(n) of the U.S. Bankruptcy Code, to the fullest extent permitted by law, licenses to rights in “intellectual property” as defined in Section 101 of the Bankruptcy Code. The parties agree that the licensee to any such licenses, as the case may be, shall retain and may fully exercise all of its rights and elections under the Bankruptcy Code. In the event that a bankruptcy proceeding under the Bankruptcy Code is commenced by or against the licensor of any such licenses, the

23

licensee shall be entitled, at its option, to: (a) retain all of its rights under this Agreement (including without limitation all rights and licenses granted herein) pursuant to Section 365(n) of the U.S. Bankruptcy Code; or (b) receive complete and equivalent rights in all Patent Rights, Invention Disclosure Rights, Elastomers Technical Information, Shell Technical Information and Technical Copyrights constituting “intellectual property” under Section 101 of the Bankruptcy Code.

CLAUSE 10 - EXPORT CONTROL

The Parties acknowledge that Elastomers Technical Information, Shell Technical Information and other information to be made available hereunder may be subject to export control under the Export Administration Regulations of the United States of America Department of Commerce, and/or export regulations of other United States of America Government agencies including the Department of State and Department of Treasury.

CLAUSE 11 - MISCELLANEOUS

Survival of Covenants and Agreements. Covenants and agreements contained in this Agreement shall survive indefinitely, except as expressly provided otherwise.

Successors, Assigns and Third Party Beneficiaries. This Agreement shall be binding upon and inure to the benefit of the Parties and their respective successors and permitted assigns. Neither Party shall assign this Agreement, directly or indirectly, by operation of law or otherwise, without the prior written consent of the other Party, and any purported assignment that does not comply with this Clause 11.2 shall be null and void ab initio; provided that SEL may assign this Agreement to an Associate of SEL or to any successor of substantially all of the assets utilized in the Elastomers Business in the U.S., and provided that SOC may assign this Agreement to an Associate of SOC or SIRM or to a successor to any business of SOC or its Associates to which some or all of the assets relate, and provided that, in each case, such Associate or successor assumes in writing all of the assigning Party’s obligations hereunder and the assigning Party shall remain bound by the terms of this Clause 11.2 and shall not be relieved of any of its obligations under this Agreement. Except as this Agreement may expressly provide otherwise, nothing in this Agreement is intended or shall be construed to confer upon any person, other than the Parties or their respective successors and permitted assigns, any rights, remedy, or claim under or by reason of this Agreement or any provision herein contained.

.3 Expenses, Transfer Taxes, Etc. Whether or not the transactions contemplated by this Agreement shall be consummated, except as otherwise expressly provided herein, all fees and expenses (including all fees of counsel, actuaries and accountants) incurred by either Party in connection with the negotiation and execution of this Agreement shall be borne by such Party, provided, however, that SEL shall pay, or cause to be paid all applicable transfer taxes and recording fees.

11.4 Governing Law. This Agreement shall be governed by and interpreted in accordance with the laws of the State of Delaware.

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11.5 Notices. All notices and other communications given under this Agreement shall be in writing and shall be effective upon receipt by the addressee at the address or telefax indicated below:

If to SOC:	Shell Oil Company Legal Organization P.O. Box 2463 Houston, Texas 77252-2463

Attention: Associate General Counsel, Intellectual Property
If to SEL:	Shell Elastomers LLC One Rockefeller Plaza, 32nd Floor New York, New York 10020

Each Party may change its address for purposes of this Agreement by giving the other Party written notice of the new address in the manner set forth above.

Entire Agreement. This Agreement constitutes the entire agreement between the parties with respect to its subject matter, and supercedes all prior agreements and understandings of the Parties, oral or written, with respect to its subject matter.

Headings. The headings contained in this Agreement are for the sole purpose of convenience of reference, and shall not in any way limit or affect the meaning or interpretation of any of the terms or provisions of this Agreement.

11.8 Severability of Provisions. The invalidity, illegality or unenforceability of any one or more of the provisions of this Agreement shall in no way affect or impair the validity and enforceability of the remaining provisions thereof.

Amendments. This Agreement may be modified, supplemented or amended only by a written instrument executed by the Parties.

10 Waivers/Remedies Cumulative. Except as specifically provided in this Agreement, no failure or delay on the part of any Party in exercising any right, power or remedy hereunder and no course of dealing among the Parties shall operate as a waiver by either Party of such right, power or remedy unless the event giving rise to such right, power or remedy no longer exists or has been cured. Except to the extent otherwise expressly provided in this Agreement, all rights, powers and remedies provided hereunder are cumulative and not exclusive of any rights, powers or remedies provided by law or otherwise. Any waiver or

25

any provisions of this Agreement by any Party must be upon the express written agreement of such Party.

Execution in Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same document.

26

AS WITNESS WHEREOF, the Parties have caused this Agreement to be executed in duplicate original at the places and on the dates indicated below.

At Houston, Texas USA, this 28th day of February, 2001

Signed:	/S/ ALAN R. FORSTER

SHELL OIL COMPANY

At Houston, Texas USA, this 28th day of February, 2001

Signed:	/S/ ALAN R. FORSTER

SHELL ELASTOMERS LLC

27

APPENDIX 1

[*****]

[*****]	[Confidential Treatment Requested]

Material separately filed with the Securities and Exchange Commission

[*****]

[*****]	[Confidential Treatment Requested]

Material separately filed with the Securities and Exchange Commission

[*****]

[*****]	[Confidential Treatment Requested]

Material separately filed with the Securities and Exchange Commission

[*****]

[*****]	[Confidential Treatment Requested]

Material separately filed with the Securities and Exchange Commission

[*****]

[*****]	[Confidential Treatment Requested]

Material separately filed with the Securities and Exchange Commission

[*****]

[*****]	[Confidential Treatment Requested]

Material separately filed with the Securities and Exchange Commission

[*****]

[*****]	[Confidential Treatment Requested]

Material separately filed with the Securities and Exchange Commission

[*****]

[*****]	[Confidential Treatment Requested]

Material separately filed with the Securities and Exchange Commission

[*****]

[*****]	[Confidential Treatment Requested]

Material separately filed with the Securities and Exchange Commission

APPENDIX 2

Patent Rights, Parts I-IV

EXPLANATION OF COUNTRY CODES

1.	USA	: United States of America

2.	Europe

a.	European Patent Convention (EPC)

	AUT	: Austria	BEL	: Belgium

	CYP	: Cyprus	DEN	: Denmark

	EIR	: Ireland	FRA	: France

	FIN	: Finland	MON	: Monaco

	GBR	: United Kingdom	GER	: Germany (GEW: W. Germany)

	GRE	: Greece	ITA	: Italy

	LUX	: Luxembourg	NET	: The Netherlands

	POR	: Portugal	SPA	: Spain

	SWE	: Sweden	SWI	: Switzerland

b.	National filings

	HUN	: Hungary	POL	: Poland

	RUM	: Romania	CZE	: Czech Republic

	NOR	: Norway

3.	Other

	ARG	: Argentina	AUS	: Australia

	BRA	: Brazil	CAN	: Canada

	CHI	: Chile	CHN	: China

	HOK	: Hong Kong

	IND	: India	INO	: Indonesia

	IRA	: Iran	JAP	: Japan

	KOS	: South Korea	MAS	: Malaysia

	MEX	: Mexico	NZL	: New Zealand

	PCT	: Patent Coop.Treaty	SLK	: Slovak Republic

	SIN	: Singapore	SOU	: South Africa

	TAI	: Taiwan	THA	: Thailand

	TUR	: Turkey	USR	: former Soviet Union

	VEN	: Venezuela	RUS	: Russian Federation

STATUS CODES
1.	B	: Basic

2.	C	: Corresponding

3.	G	: Granted

4.	N	: Designated under PCT or EPC

5.	I	: Agents informed of intended abandonment

6.	Empty	: Pending application

1

PART I

ASSIGNED TO SEL, NO LICENSE BACK TO SOC

CASE				B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TH1471	BEL	EP	02	C	SIRM	N

TH1471	BRA	P	02	C	SIRM	N

TH1471	EPC	P	02	C	SIRM	N

TH1471	FRA	EP	02	C	SIRM	N

TH1471	GBR	EP	02	C	SIRM	N

TH1471	ITA	EP	02	C	SIRM	N

TH1471	JAP	P	02	C	SIRM	N

TH1471	NET	EP	02	C	SIRM	N

TH1471	PCT		02	C	SIRM		21/08/2000	PCT/EP00/08187

TH1471	SPA	EP	02	C	SIRM	N

TH1471	USA	P	02	C	SOC	N

1

PART II

ASSIGNED TO SEL, EXCLUSIVELY LICENSED BACK TO SOC OUTSIDE ELASTOMERS FIELD

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Process for the preparation of polyisoprene

K0497	AUS		C	SIRM	G	25/10/1983	20565/83		560560

K0497	BEL	E	C	SIRM	G	30/09/1983			0107871

K0497	CAN		C	SHC	G	04/10/1983	438306		1219251

K0497	FRA	E	C	SIRM	G	30/09/1983			0107871

K0497	GBR	E	C	SIRM	G	30/09/1983	XX	15/10/1986	0107871

K0497	GEW	E	C	SIRM	G	30/09/1983			P3366937.6-08

K0497	ITA	E	C	SIRM	G	30/09/1983			0107871

K0497	JAP		C	SIRM	G	25/10/1983	198413/83	26/02/1993	1736718

K0497	NET	E	C	SIRM	G	30/09/1983			0107871

K0497	SOU		C	SRL	G	06/10/1983			83/7471

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Tri-phosphite type coupling agent

K0545	BEL	E	C	SIRM	G	29/08/1984			0135962

K0545	CAN		C	SHC	G	05/09/1984	462399		1246793

K0545	FRA	E	C	SIRM	G	29/08/1984			0135962

K0545	GBR	E	C	SIRM	G	29/08/1984			0135962

K0545	GEW	E	C	SIRM	G	29/08/1984			P3463387.1-08

K0545	ITA	E	C	SIRM	G	29/08/1984			0135962

K0545	JAP		C	SIRM	G	26/09/1984	199693/84	25/03/1993	1744574

K0545	NET	E	C	SIRM	G	29/08/1984			0135962

K0545	SPA		C	SIRM	G	26/09/1984	536245		536245

K0545	USA		C	SOC	G	16/01/1984	571322	03/09/1985	4539136

CASE		B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Process For styrene-butadiene copolymer production

K0547	CAN	C	SIRM	G	01/05/1984	453283	15/11/1988	1244998

CASE		B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Novel structure modifiers for anionic polymerisation

K0549	CAN	C	SHC	G	06/03/1985	475802	31/01/1989	1249696

K0549	MEX	C	SIRM	I*	20/03/1985	204685	12/08/1993	170269

K0549	USA	C	SOC	G	17/08/1984	641637	23/07/1985	4530985

*	Intention to abandon 20/09/2001

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Composition for processing by melt-spinning or melt-blowing

K0611	AUS		C	SIRM	G	30/07/1986	60707/86	16/03/1990	589985

K0611	AUT	E	C	SIRM	G	29/07/1986		31/01/1990	E49990

K0611	BEL	E	C	SIRM	G	29/07/1986		31/01/1990	0211466

K0611	CAN		C	SHC	G	23/04/1986	507364	10/07/1990	1271578

K0611	DEN		C	SIRM		30/07/1986	3636/86

K0611	FRA	E	C	SIRM	G	29/07/1986		31/01/1990	0211466

K0611	GBR	E	C	SIRM	G	29/07/1986		31/01/1990	0211466

K0611	GEW	E	C	SIRM	G	29/07/1986		31/01/1990	P3668636.0-08

K0611	IND		C	SIRM	G	30/07/1986	693/DEL/86	31/01/1992	168064

K0611	ITA	E	C	SIRM	G	29/07/1986		31/01/1990	0211466

K0611	JAP		C	SIRM	G	30/07/1986	177920/86	20/12/1996	2124409

K0611	KOS		C	SIRM	G	30/07/1986	6282/86	14/09/1995	89168

K0611	NET	E	C	SIRM	G	29/07/1986		31/01/1990	0211466

K0611	SOU		C	SRL	G	30/07/1986	86/5687		86/5687

K0611	SPA		C	SIRM	G	30/07/1986	8600715		2001050

K0611	SWE	E	C	SIRM	G	29/07/1986		31/01/1990	86201334.9

CASE				B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
K0611	SWI	E		C	SIRM	G	29/07/1986		31/01/1990	0211466

K0611	TAI			C	SIRM	G	05/07/1986	75103090		NI-27265

K0611	JAP		02	C	SIRM	G	30/06/1995	186563/95	11/03/1997	2620214

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Solution-SBR For tyre treads

K1634	USA	03	C	SIRM	G	23/11/1984	674188	17/03/1987	4650831

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Solution-SBR having a styrene-rich tail

K1635	CAN		C	SIRM	G	03/03/1981	372169		1208845

K1635	USA	04	C	SIRM	G	09/06/1988	204387	14/08/1990	4948849

CASE		B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE

K2284	CAN	C	SHC	G	09/08/1982	409054		1218796

CASE		B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE

K4093	USA	B	SOC	G	10/08/1981	291215	25/05/1982	4331581

CASE		B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Multifunctional coupling agent

K4465	CAN	C	SHC	G	19/05/1982	403321		1185393

K4465	USA	B	SOC	G	15/06/1981	274111	12/04/1983	4379891

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE

K4473	USA	02	B	SOC	G	29/04/1985	728002		4556464

CASE		B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Moulding compounds

K4512	CAN	C	SHC	G	25/04/1983	426601		1195026

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Polymer blend composition

K4528	BEL	E	C	SIRM	G	25/10/1982			0079632

K4528	CAN		C	SHC	G	29/10/1982	414513		1183296

K4528	FRA	E	C	SIRM	G	25/10/1982			0079632

K4528	GBR	E	C	SIRM	G	25/10/1982			0079632

K4528	GEW	E	C	SIRM	G	25/10/1982			P3274459.5-08

K4528	ITA	E	C	SIRM	G	25/10/1982			0079632

K4528	JAP		C	SIRM	G	12/11/1982	197836/82	30/03/1992	1651891

K4528	NET	E	C	SIRM	G	25/10/1982			0079632

K4528	SWE	E	C	SIRM	G	25/10/1982			82201328.0

K4528	USA		B	SOC	G	16/11/1981	321647	22/03/1983	4377647

CASE		B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Coupling process

K4529	CAN	C	SHC	G	30/03/1983	424855		1194641

K4529	USA	B	SOC	G	26/05/1982	382019	04/10/1983	4408017

CASE		B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE

K4588	USA	B	SOC	G	29/06/1983	508776	16/04/1985	4511696

CASE		B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE

K4621	USA	B	SOC	G	23/12/1982	452589	23/08/1983	4400478

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE High heat metal polymer laminate

K4626	BEL	E	C	SIRM	G	19/08/1985		18/10/1989	0174044

K4626	CAN		C	SHC	G	14/08/1985	488691	14/02/1989	1249962

K4626	FRA	E	C	SIRM	G	19/08/1985		18/10/1989	0174044

K4626	GBR	E	C	SIRM	G	19/08/1985		18/10/1989	0174044

K4626	GEW	E	C	SIRM	G	19/08/1985		18/10/1989	P3573752.2-08

K4626	ITA	E	C	SIRM	G	19/08/1985		18/10/1989	0174044

K4626	JAP		C	SIRM	G	05/09/1985	195013/85	07/06/1994	1847292

K4626	NET	E	C	SIRM	G	19/08/1985		18/10/1989	0174044

K4626	USA		B	SOC	G	07/09/1984	648099	22/07/1986	4601941

CASE		B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Roofing Shingle

K4639	USA	B	SOC	G	23/12/1982	452595	20/09/1983	4405680

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Polymer blend compositions

K4643	AUS		C	SIRM	G	06/06/1984	29130/84		564126

K4643	BEL	E	C	SIRM	G	02/05/1984			0128598

K4643	CAN		C	SHC	G	03/05/1984	453438		1229188

K4643	FRA	E	C	SIRM	G	02/05/1984			0128598

K4643	GBR	E	C	SIRM	G	02/05/1984			0128598

K4643	GEW	E	C	SIRM	G	02/05/1984			P3463664.1-08

K4643	ITA	E	C	SIRM	G	02/05/1984			0128598

K4643	JAP		C	SIRM	G	06/06/1984	114731/84	08/08/1994	1864157

K4643	NET	E	C	SIRM	G	02/05/1984			0128598

K4643	SPA		C	SIRM	G	06/06/1984	533158		533158

K4643	USA		B	SOC	G	08/06/1983	502407	15/01/1985	4493919

CASE				B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Separating heavy metals from polymers

K4645	BEL	E		C	SIRM	G	30/10/1985		08/05/1991	0186918

K4645	CAN			C	SHC	G	12/11/1985	495126	19/12/1989	1263988

K4645	FRA	E		C	SIRM	G	30/10/1985		08/05/1991	0186918

K4645	GBR	E		C	SIRM	G	30/10/1985		08/05/1991	0186918

K4645	GEW	E		C	SIRM	G	30/10/1985		08/05/1991	P3582788.2-08

K4645	ITA	E		C	SIRM	G	30/10/1985		08/05/1991	0186918

K4645	JAP			C	SIRM	G	21/11/1985	259943/85	07/04/1995	1922157

K4645	NET	E		C	SIRM	G	30/10/1985		08/05/1991	0186918

K4645	SPA			C	SIRM	G	21/11/1985	549127		549127

K4645	BEL	E	02	C	SIRM	G	16/11/1989	89202914.1	28/09/1994	0358283

K4645	FRA	E	02	C	SIRM	G	16/11/1989	89202914.1	28/09/1994	0358283

K4645	GBR	E	02	C	SIRM	G	16/11/1989	89202914.1	28/09/1994	0358283

K4645	GEW	E	02	C	SIRM	G	16/11/1989	89202914.1	28/09/1994	P3587932.7-08

K4645	ITA	E	02	C	SIRM	G	16/11/1989	89202914.1	28/09/1994	0358283

K4645	NET	E	02	C	SIRM	G	16/11/1989	XXX	28/09/1994	0358283

K4645	SPA		02	C	SIRM	G	15/01/1987	557336		557336

CASE		B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE

K4656	USA	B	SOC	G	23/11/1984	673978	17/06/1986	4595749

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Block copolymer grafting process

K4668	USA	B	B	SOC	G	24/08/1989	398298	02/10/1990	4960831

CASE		B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE

K4669	USA	B	SOC	G	16/08/1985	766215	08/11/1988	4783503

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Functionalized polymers and process for modifying unsaturated polymers

K4676	USA	A	B	SOC	G	27/03/1989	329059	13/11/1990	4970265

CASE		B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Modified block polymer process

K4701	CAN	C	SHC	G	06/08/1985	488172		1233926

CASE		B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Stabilized bituminous blends

K4705	CAN	C	SHC	G	28/11/1984	468771		1225177

CASE		B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Modified block copolymer process

K4722	CAN	C	SHC	G	06/08/1985	488156	11/07/1989	1257427

CASE		B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Modified block copolymer process

K4723	CAN	C	SHC	G	10/07/1986	513446	26/09/1989	1260173

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Polymer Blend Composition

K4739	AUS		C	SIRM	G	28/05/1985	43035/85	09/11/1989	585511

K4739	BEL	E	C	SIRM	G	09/05/1985		09/08/1989	0164157

K4739	BRA		C	SIRM	G	28/05/1985	PI-8502509	30/04/1991	PI-8502509-7

K4739	CAN		C	SHC	G	13/05/1985	481375		1229189

K4739	FRA	E	C	SIRM	G	09/05/1985		09/08/1989	0164157

K4739	GBR	E	C	SIRM	G	09/05/1985		09/08/1989	0164157

K4739	GEW	E	C	SIRM	G	09/05/1985		09/08/1989	P3572184.7-08

K4739	ITA	E	C	SIRM	G	09/05/1985		09/08/1989	0164157

K4739	JAP		C	SIRM	G	28/05/1985	113338/85	27/09/1995	1972754

K4739	NET	E	C	SIRM	G	09/05/1985		09/08/1989	0164157

K4739	SOU		C	SRL	G	28/05/1985	85/4030		85/4030

K4739	SPA		C	SIRM	G	28/05/1985	543549		543549

K4739	SWE	E	C	SIRM	G	09/05/1985		09/08/1989	85200729.3

K4739	USA		B	SOC	G	29/05/1984	614364	01/01/1985	4491648

CASE		B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE

K4774	USA	B	SOC	G	31/08/1984	646391	25/03/1986	4578429

CASE		B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Anionic polymerization process

K4777	USA	B	SOC	G	23/07/1985	758182	16/08/1988	4764572

CASE		B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Polymer concrete compositions

K4789	USA	B	SOC	G	30/09/1985	782748	12/04/1988	4737538

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE High performance rubber compositions

K4790	USA	N	B	SOC	G	21/07/1988	222385	21/11/1989	4882378

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Impact resistant blends of thermoplastic polyamides and modified block copolymers

K4800	AUS		C	SIRM	G	29/07/1986	60666/86	31/05/1990	592587

K4800	BEL	E	C	SIRM	G	29/07/1986	86201336.4	18/10/1995	0211467

K4800	BRA		C	SIRM	G	29/07/1986	PI-8603575	29/03/1994	PI-8603575-4

K4800	CAN		C	SHC	G	02/07/1986	512869	24/09/1991	1289686

K4800	CHN		C	SIRM	G	29/07/1986	86105690	22/08/1990	6893

K4800	FRA	E	C	SIRM	G	29/07/1986	86201336.4	18/10/1995	0211467

K4800	GBR	E	C	SIRM	G	29/07/1986	86201336.4	18/10/1995	0211467

K4800	GEW	E	C	SIRM	G	29/07/1986	86201336.4	18/10/1995	P3650420.3-08

K4800	ITA	E	C	SIRM	G	29/07/1986	86201336.4	18/10/1995	0211467

K4800	JAP		C	SIRM	G	29/07/1986	176860/86	05/06/1998	2136661

K4800	NET	E	C	SIRM	G	29/07/1986	86201336.4	18/10/1995	0211467

K4800	SPA		C	SIRM	G	29/07/1986	8600674		2000574

K4800	SWE	E	C	SIRM	G	29/07/1986	86201336.4	18/10/1995	86201336.4

K4800	SWI	E	C	SIRM	G	29/07/1986	86201336.4	18/10/1995	0211467

K4800	USA	A	B	SOC	G	20/06/1994	262192	09/04/1996	5506299

K4800	USA	O	B	SOC	G	02/04/1992	863370	06/12/1994	5371141

CASE		B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE

K4801	USA	B	SOC	G	16/08/1985	766216	10/01/1989	4797447

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Impact resistant blends of thermoplastic polyesters and modified block copolymers

K4802	USA	O	B	SOC	G	31/03/1992	860125	25/01/1994	5281663

CASE		B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Block copolymer and method of preparing same

K4806	USA	B	SOC	G	29/09/1987	102465	25/07/1989	4851474

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Method for separating metal contaminants from organic polymers

K4818	AUS		C	SIRM	G	27/10/1988	24406/88	05/02/1991	601633

K4818	AUT	E	C	SIRM	G	28/10/1988		05/08/1992	E79122

K4818	BEL	E	C	SIRM	G	28/10/1988		05/08/1992	0316982

K4818	BRA		C	SIRM	G	27/10/1988	PI-8805569-8	28/11/1995	PI-8805569-8

K4818	CAN		C	SHC	G	25/10/1988	581200	03/10/1995	1337227

K4818	FRA	E	C	SIRM	G	28/10/1988		05/08/1992	0316982

K4818	GBR	E	C	SIRM	G	28/10/1988		05/08/1992	0316982

K4818	GEW	E	C	SIRM	G	28/10/1988		05/08/1992	P3873487.7-08

K4818	ITA	E	C	SIRM	G	28/10/1988		05/08/1992	0316982

K4818	JAP		C	SIRM	G	27/10/1988	271925/88	11/03/1997	2615159

K4818	LUX	E	C	SIRM	G	28/10/1988		05/08/1992	0316982

K4818	NET	E	C	SIRM	G	28/10/1988		05/08/1992	0316982

K4818	SPA	E	C	SIRM	G	28/10/1988		05/08/1992	2034170

K4818	SWE	E	C	SIRM	G	28/10/1988		05/08/1992	88202424.3

K4818	SWI	E	C	SIRM	G	28/10/1988		05/08/1992	0316982

K4818	USA		B	SOC	G	29/10/1987	113976	12/02/1991	4992529

CASE		B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Sealant composition

K4836	CAN	C	SHC	G	04/02/1987	528941	22/05/1990	1269466

K4836	USA	B	SOC	G	28/02/1986	835090	08/11/1988	4783504

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Modified block polymers

K4845	AUS		C	SIRM	G	14/08/1986	61153/86	20/08/1990	595536

K4845	AUT	E	C	SIRM	G	04/08/1986	65049E	25/09/1991	E67770

K4845	BEL	E	C	SIRM	G	04/08/1986		25/09/1991	0215501

K4845	BRA		C	SIRM	G	14/08/1986	PI-8603882	16/02/1994	PI-8603882-6

K4845	CAN		C	SHC	G	10/07/1986	513448	27/11/1990	1277056

K4845	CHN		C	SIRM	G	13/08/1986	86104955	10/07/1991	11053

K4845	DEN		C	SIRM	G	14/08/1986	3882/86	11/08/1997	171918

K4845	FRA	E	C	SIRM	G	04/08/1991		25/09/1991	0215501

K4845	GBR	E	C	SIRM	G	04/08/1986		25/09/1991	0215501

K4845	GEW	E	C	SIRM	G	04/08/1986		25/09/1991	P3681670.1-08

K4845	ITA	E	C	SIRM	G	04/08/1986		25/09/1991	0215501

K4845	KOS		C	SIRM	G	14/08/1986	6697/86	22/08/1994	76585

K4845	NET	E	C	SIRM	G	04/08/1986		25/09/1991	0215501

K4845	SOU		C	SRL	G	14/08/1986	86/6120		86/6120

K4845	SPA		C	SIRM	G	14/08/1986	8601113	12/02/1988	2000871

K4845	SWE	E	C	SIRM	G	04/08/1986		25/09/1991	86201375.2

K4845	SWI	E	C	SIRM	G	04/08/1986		25/09/1991	0215501

K4845	TAI		C	SIRM	G	06/08/1986	75103641		NI-28942

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
K4845	CHN	02	C	SIRM	G	13/08/1986	90100817.6	10/07/1993	23231

K4845	USA	A	B	SOC	G	16/05/1988	194670	06/02/1990	4898914

CASE		B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Elastomer comprising at least one conjugated olefin group and method of making same

K4852	USA	B	SOC	G	31/12/1986	948336	13/06/1989	4839431

CASE		B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Modified polyester, methods of preparing same and compositions comprising said modified polyester

K4853	USA	B	SOC	G	31/12/1986	948374	04/10/1988	4775718

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Hot melt sealant compositions

K4863	AUS		C	SIRM	G	19/03/1987	70401/87	23/07/1990	594438

K4863	BEL	E	C	SIRM	G	10/03/1987		02/12/1992	0238135

K4863	BRA		C	SIRM	G	19/03/1987	PI-8701247-2	28/11/1995	PI-8701247-2

K4863	CAN		C	SHC	G	12/03/1987	531823	10/12/1991	1293074

K4863	FRA	E	C	SIRM	G	10/03/1987		02/12/1992	0238135

K4863	GBR	E	C	SIRM	G	10/03/1987		02/12/1992	0238135

K4863	GEW	E	C	SIRM	G	10/03/1987		02/12/1992	P3782836.3-08

K4863	ITA	E	C	SIRM	G	10/03/1987		02/12/1992	0238135

K4863	JAP		C	SIRM	G	19/03/1987	62809/87	08/08/1996	2548559

K4863	KOS		C	SIRM	G	18/03/1987	2463/87	10/07/1996	101932

K4863	NET	E	C	SIRM	G	10/03/1987		02/12/1992	0238135

K4863	SPA	E	C	SIRM	G	10/03/1987		02/12/1992	2036568

K4863	SWE	E	C	SIRM	G	10/03/1987		02/12/1992	87200447.8

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Elastomeric fibers, structures fashioned therefrom and elastomeric films

K4868	USA	02	B	SOC	G	20/08/1987	087477	09/01/1990	4892903

CASE		B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Low smoke modified polypropylene insulation compositions.

K4869	USA	B	SOC	G	30/12/1985	814705	11/11/1986	4622352

CASE		B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE

K4892	USA	B	SOC	G	23/12/1985	812423	02/02/1988	4722974

CASE		B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE

K4893	USA	B	SOC	G	23/12/1985	812424	18/08/1987	4687815

CASE		B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Benzocyclobutene-functionalized block copolymers

K4894	USA	B	SOC	G	28/07/1989	386161	06/11/1990	4968754

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Benzocyclobutenealkyl functionalized elastomers

K4900	USA		B	SOC	G	09/05/1989	349547	18/12/1990	4978721

K4900	USA	02	B	SOC	G	27/07/1990	558369	29/01/1991	4988770

CASE		B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Modified block copolymer/oil blends

K4922	USA	B	SOC	G	15/03/1990	493603	26/03/1991	5002997

CASE		B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Blends of SBR copolymers having constant styrene content

T0280	USA	C	SOC	G	11/10/1988	255240	30/07/1991	5036138

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Carbonylation of unsaturated rubbers with Pd catalysts

T0328	USA	A	C	SOC	G	12/01/1990	464467	13/11/1990	4970266

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Hydrogenated triblock copolymers having crystallium and blocks.

T0465	BEL	E	C	SIRM	G	07/03/1990	90200547.9	28/09/1994	0387947

T0465	BRA		C	SIRM	G	06/03/1990	PI-9001051-5	27/07/1999	PI-9001051-5

T0465	CAN		C	SHC		06/03/1990	2011597

T0465	FRA	E	C	SIRM	G	07/03/1990	90200547.9	28/09/1994	0387947

T0465	GBR	E	C	SIRM	G	07/03/1990	90200547.9	28/09/1994	0387947

T0465	GEW	E	C	SIRM	G	07/03/1990	90200547.9	28/09/1994	P69012859.2-08

T0465	ITA	E	C	SIRM	G	07/03/1990	90200547.9	28/09/1994	0387947

T0465	JAP		C	SIRM	G	06/03/1990	54801/90	13/11/1998	2852094

T0465	NET	E	C	SIRM	G	07/03/1990	90200547.9	28/09/1994	0387947

T0465	SPA	E	C	SIRM	G	07/03/1990	90200547.9	28/09/1994	2059987

CASE		B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Low molecular weight poly (alkylene) and hydrogenated poly (vinyl aromatic/conjugated diene) block copolymer containing compositions.

T0846	USA	C	SOC	G	23/10/1992	965302	11/01/1994	5278220

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Thermoplastic rubbers in dry blend roadmarking paint compositions

T0849	BEL	E	C	SIRM	G	10/02/1992	92200371.0	17/07/1996	0499326

T0849	BRA		C	SIRM	G	12/02/1992	PI-9200476-8	16/11/1999	PI-9200476-8

T0849	CAN		C	SHC		12/02/1992	2061284

T0849	DEN	E	C	SIRM	G	10/02/1992	92200371.0	17/07/1996	0499326

T0849	FIN		C	SIRM	G	12/02/1992	920596	31/03/1998	100982

T0849	FRA	E	C	SIRM	G	10/02/1992	92200371.0	17/07/1996	0499326

T0849	GBR	E	C	SIRM	G	10/02/1992	92200371.0	17/07/1996	0499326

T0849	GER	E	C	SIRM	G	10/02/1992	92200371.0	17/07/1996	P69212174.9-08

T0849	ITA	E	C	SIRM	G	10/02/1992	92200371.0	17/07/1996	0499326

T0849	JAP		C	SIRM		12/02/1992	025340/92

T0849	KOS		C	SIRM	G	11/02/1992	2117/92	29/01/2000	254104

T0849	NET	E	C	SIRM	G	10/02/1992	92200371.0	17/07/1996	0499326

T0849	NOR		C	SIRM	G	12/02/1992	920551	10/08/1998	303642

T0849	SWE	E	C	SIRM	G	10/02/1992	92200371.0	17/07/1996	92200371.0

T0849	USA		C	SOC	G	31/01/1992	829184	25/05/1993	5213439

T0849	USR		C	SIRM	G	12/02/1992	5010810.05	10/09/1997	2089584

CASE		B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Styrenic block copolymer formulations for underbody car coatings

T0866	MEX	C	SIRM	I*	08/12/1992	927096	15/05/1996	181647

*	Will be abandoned on 08/06/2001

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Styrenic block copolymer formulation extended with high molecular weight polyalkenes for floor-covering.

T0869	AUT	E	C	SIRM	G	11/02/1993	93200384.1	23/07/1997	E155802

T0869	BEL	E	C	SIRM	G	11/02/1993	93200384.1	23/07/1997	0555930

T0869	CHN		C	SIRM	G	10/02/1993	93101377.1	15/01/2000	52715

T0869	DEN	E	C	SIRM	G	11/02/1993	93200384.1	23/07/1997	0555930

T0869	EPC	R	C	SIRM	G	11/02/1993	93200384.1	23/07/1997	P69312342.7-08

T0869	FIN		C	SIRM	G	11/02/1993	930600	30/06/2000	105210

T0869	FRA	E	C	SIRM	G	11/02/1993	93200384.1	23/07/1997	0555930

T0869	GBR	E	C	SIRM	G	11/02/1993	93200384.1	23/07/1997	0555930

T0869	GER	E	C	SIRM	G	11/02/1993	93200384.1	23/07/1997	P69312342.7-08

T0869	JAP		C	SIRM		10/02/1993	22795/93

T0869	NET	E	C	SIRM	G	11/02/1993	93200384.1	23/07/1997	0555930

T0869	NOR		C	SIRM	G	11/02/1993	930490	20/07/1998	303501

T0869	SWE	E	C	SIRM	G	11/02/1993	93200384.1	23/07/1997	93200384.1

T0869	SWI	E	C	SIRM	G	11/02/1993	93200384.1	23/07/1997	0555930

T0869	USA	N	C	SOC	G	26/09/1997	938434	26/01/1999	5863978

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Vinyl aromatic block copolymers being highly sensitive to radiation curing and compositions containing them

T0876	AUS	P	C	SIRM	G	30/12/1994	43227/93	26/11/1996	670947

T0876	BEL	EP	C	SIRM	G	03/11/1994	93912879.9	28/08/1996	0643732

T0876	BRA	P	C	SIRM		01/12/1994	PI-9306470-5

T0876	CAN	P	C	SHC		01/12/1994	2137156

T0876	CHN		C	SIRM	G	02/06/1993	93106786.3	17/12/1999	51859

T0876	FIN	P	C	SIRM		01/12/1994	945671

T0876	FRA	EP	C	SIRM	G	03/11/1994	93912879.9	28/08/1996	0643732

T0876	GBR	EP	C	SIRM	G	03/11/1994	93912879.9	28/08/1996	0643732

T0876	GER	EP	C	SIRM	G	03/11/1994	93912879.9	28/08/1996	P69304328.8-08

T0876	ITA	EP	C	SIRM	G	03/11/1994	93912879.9	28/08/1996	0643732

T0876	JAP	P	C	SIRM		01/12/1994	500222/94

T0876	KOS	P	C	SIRM		03/12/1994	704454/94

T0876	NET	EP	C	SIRM	G	03/11/1994	93912879.9	28/08/1996	0643732

T0876	NOR	P	C	SIRM	G	01/12/1994	944624	19/01/1998	302076

T0876	RUS	P	C	SIRM	G	30/11/1994	94046119.00	20/12/2000	2160743

T0876	SPA	EP	C	SIRM	G	03/11/1994	93912879.9	28/08/1996	2091009

T0876	SWE	EP	C	SIRM	G	03/11/1994	93912879.9	28/08/1996	93912879.9

T0876	TAI		C	SIRM	G	11/05/1993	82103697	23/07/1996	NI-077373

T0876	USA		C	SOC	G	04/06/1993	072211	05/04/1994	5300582

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Elastosols comprising block copolymer and liquid plasticizer

T0884	AUS	P	C	SIRM	G	30/12/1994	43228/93	29/10/1996	670294

T0884	AUT	EP	C	SIRM	G	03/11/1994	93912880.7	03/09/1997	E157688

T0884	BEL	EP	C	SIRM	G	03/11/1994	93912880.7	03/09/1997	0643740

T0884	BRA	P	C	SIRM	G	01/12/1994	PI-9306471-3	05/09/2000	PI93064741-3

T0884	CAN	P	C	SHC		01/12/1994	2137154

T0884	CHN		C	SIRM	G	03/06/1993	93106686.7	28/07/2000	59252

T0884	DEN	EP	C	SIRM	G	03/11/1994	93912880.7	03/09/1997	0643740

T0884	EIR	EP	C	SIRM	G	03/11/1994	93912880.7	03/09/1997	E76222

T0884	FIN	P	C	SIRM		01/12/1994	945672

T0884	FRA	EP	C	SIRM	G	03/11/1994	93912880.7	03/09/1997	0643740

T0884	GBR	EP	C	SIRM	G	03/11/1994	93912880.7	03/09/1997	0643740

T0884	GER	EP	C	SIRM	G	03/11/1994	93912880.7	03/09/1997	P69313634.0-08

T0884	GRE	EP	C	SIRM	G	03/11/1994	93912880.7	03/09/1997	3025270

T0884	ITA	EP	C	SIRM	G	03/11/1994	93912880.7	03/09/1997	0643740

T0884	JAP	P	C	SIRM		01/12/1994	501090/94

T0884	KOS	P	C	SIRM		05/12/1994	704447/94

T0884	NET	EP	C	SIRM	G	03/11/1994	93912880.7	03/09/1997	0643740

T0884	NOR	P	C	SIRM	G	01/12/1994	944623	13/12/1999	306729

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
T0884	POR	EP	C	SIRM	G	03/11/1994	93912880.7	03/09/1997	0643740

T0884	RUS	P	C	SIRM	G	01/12/1994	94046264.00	10/05/2000	2148596

T0884	SPA	EP	C	SIRM	G	03/11/1994	93912880.7	03/09/1997	2107034

T0884	SWE	EP	C	SIRM	G	03/11/1994	93912880.7	03/09/1997	93912880.7

T0884	SWI	EP	C	SIRM	G	03/11/1994	93912880.7	03/09/1997	0643740

T0884	TAI		C	SIRM	G	24/05/1993	82104080	14/11/1994	NI-66954

T0884	USA		C	SOC	G	04/06/1993	072210	04/05/1999	5900455

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Low melt vise. compositions of block copol. for conveyor belts.

T0898	BEL	E	C	SIRM	G	30/03/1994	94200885.5	03/06/1998	0618261

T0898	FRA	E	C	SIRM	G	30/03/1994	94200885.5	03/06/1998	0618261

T0898	GBR	E	C	SIRM	G	30/03/1994	94200885.5	03/06/1998	0618261

T0898	GER	E	C	SIRM	G	30/03/1994	94200885.5	03/06/1998	P69410675.5-08

T0898	ITA	E	C	SIRM	G	30/03/1994	94200885.5	03/06/1998	0618261

T0898	JAP		C	SIRM		31/03/1994	063820/94

T0898	NET	E	C	SIRM	G	30/03/1994	94200885.5	03/06/1998	0618261

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Preparation of random solution copolymers

T1113	BEL	E	C	SIRM	G	15/08/1990	90202213.6	07/07/1999	0413403

T1113	CAN		C	SHC		14/08/1990	2023218

T1113	FRA	E	C	SIRM	G	15/08/1990	90202213.6	07/07/1999	0413403

T1113	GBR	E	C	SIRM	G	15/08/1990	90202213.6	07/07/1999	0413403

T1113	GEW	E	C	SIRM	G	15/08/1990	90202213.6	07/07/1999	P69033196.7-08

T1113	IND		C	SIRM	G	13/08/1990	813/DEL/90	30/10/1998	180176

T1113	ITA	E	C	SIRM	G	15/08/1990	90202213.6	07/07/1999	0413403

T1113	JAP		C	SIRM		14/08/1990	214886/90

T1113	NET	E	C	SIRM	G	15/08/1990	90202213.6	07/07/1999	0413403

T1113	USA		C	SOC	G	15/08/1990	567843	09/08/1994	5336737

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Block copolymer of polyakylene and halogenated polystyrene

T1248	USA	R	B	SOC	G	13/03/1995	432109	30/07/1996	RE035308

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Anionic polymerization catalyst compositions

T1302	USA		C	SOC	G	24/05/1990	527922	26/02/1991	4996273

T1302	USA	A	C	SOC	G	26/10/1990	604049	12/11/1991	5064800

CASE		B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE A process for the preparation of linear polymers which comprises

T1731	USA	C	SOC	G	28/05/1992	889346	07/12/1993	5268429

CASE		B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Preparation of structure-modified conjugated diene based copolymers

T1732	USA	C	SOC	G	04/06/1992	894137	16/03/1993	5194535

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE A process for making styrenic block copolymer blends, comprising double initiation.

T1883	BEL	EP	C	SIRM	G	26/09/1995	94913079.3	01/10/1997	0691991

T1883	BRA	P	C	SIRM	G	28/09/1995	PI-9405911-0	12/12/2000	PI-9405911-0

T1883	CHN	P	C	SIRM		29/09/1995	94191637.5

T1883	FRA	EP	C	SIRM	G	26/09/1995	94913079.3	01/10/1997	0691991

T1883	GBR	EP	C	SIRM	G	26/09/1995	94913079.3	01/10/1997	0691991

T1883	GER	EP	C	SIRM	G	26/09/1995	94913079.3	01/10/1997	P69405983.8-08

T1883	ITA	EP	C	SIRM	G	26/09/1995	94913079.3	01/10/1997	0691991

T1883	JAP	P	C	SIRM		28/09/1995	521667/94

T1883	KOS	P	C	SIRM		29/09/1995	704217/95

T1883	NET	EP	C	SIRM	G	26/09/1995	94913079.3	01/10/1997	0691991

T1883	RUS	P	C	SIRM	G	27/09/1995	95121813.00	20/05/1998	2111220

T1883	SPA	EP	C	SIRM	G	26/09/1995	94913079.3	01/10/1997	2107207

T1883	TAI		C	SIRM	G	18/03/1994	83102382	25/07/1997	NI-085357

T1883	USA		C	SOC	G	09/03/1994	208414	11/04/1995	5405903

CASE		B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Removal of hydrogenation catalyst from polymer solutions by trialkyl aluminum precipitation

T2560	USA	B	SOC	G	07/12/1992	986191	25/01/1994	5281696

CASE		B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Grafted polymers having reactive groups at the base

T3052	USA	B	SOC	G	08/12/1993	163809	14/03/1995	5397841

CASE		B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Hydrogenation of unsaturation in low molecular weight diene polymers

T3058	USA	B	SOC	G	31/10/1991	785715	24/11/1992	5166277

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Sequentially polymerized styrene-isoprene-styrene block copolymer adhesive composition

T3073	FRA	E	C	SIRM	G	28/07/1992	92202332.0	02/06/1999	0525905

T3073	GER	E	C	SIRM	G	28/07/1992	92202332.0	02/06/1999	P69229305.1-08

T3073	JAP		C	SIRM		27/07/1992	199680/92

T3073	USA		B	SOC	G	29/07/1991	737118	07/09/1993	5242984

CASE		B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Torchable roll roofing membrane

T3074	USA	B	SOC	G	20/09/1991	763463	03/05/1994	5308676

CASE		B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Radiation cured adhesive composition

T3076	USA	B	SOC	G	29/06/1993	084684	21/06/1994	5322895

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATI`ON, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Asphalt acrylic monomer-containing polymer composition

T3082	JAP		C	SIRM		16/03/1993	56010/93

T3082	USA		B	SOC	G	18/03/1992	853564	23/02/1993	5189083

T3082	USA	02	B	SOC	G	28/07/1992	920693	25/05/1993	5214082

CASE		B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Low temperature toughening of polycarbornates with a modified block copolymer

T3093	USA	B	SOC	G	04/11/1991	787448	29/12/1992	5175212

CASE		B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Coupling to Produce Inside-Out star Polymers With Expanded Cores.

T3106	USA	B	SOC	G	19/12/1995	574795	30/06/1998	5773521

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Selective hydrogenation of conjugated diolefin polymers

T3108	BEL	E	C	SIRM	G	17/12/1992	92203993.8	06/12/1995	0549063

T3108	BRA		C	SIRM	G	17/12/1992	PI-9205044-1	11/07/2000	PI9205044-1

T3108	CHN		C	SIRM	G	17/12/1992	92114489.X	30/07/1999	47260

T3108	FRA	E	C	SIRM	G	17/12/1992	92203993.8	06/12/1995	0549063

T3108	GBR	E	C	SIRM	G	17/12/1992	92203993.8	06/12/1995	0549063

T3108	GER	E	C	SIRM	G	17/12/1992	92203993.8	06/12/1995	P69206590.3-08

T3108	IND		C	SIRM		01/12/1992	1133/DEL/92

T3108	ITA	E	C	SIRM	G	17/12/1992	92203993.8	06/12/1995	0549063

T3108	JAP		C	SIRM		17/12/1992	337447/92

T3108	KOS		C	SIRM	G	16/12/1992	24474/92	31/07/2000	270296

T3108	MEX		C	SIRM	G	17/12/1992	927381	15/05/1996	181648

T3108	NET	E	C	SIRM	G	17/12/1992	92203993.8	06/12/1995	0549063

T3108	RUS		C	SIRM	G	17/12/1992	92016286.05	10/12/1998	2123012

T3108	SPA	E	C	SIRM	G	17/12/1992	92203993.8	06/12/1995	2080435

T3108	TAI		C	SIRM	G	26/11/1992	81109486	04/03/1994	NI-64296

T3108	USA		B	SOC	G	20/12/1991	811219	22/12/1992	5173537

CASE		B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Fixed bed hydrogenation of low molecular weight polydiene polymers

T3118	USA	B	SOC	G	18/06/1993	080044	03/01/1995	5378767

CASE				B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Programmed Addition of Heavy Ethers For Microstructure Control of Diene Polymers

T3125	BEL	E		C	SIRM	G	17/03/1997	97200791.8	16/02/2000	0796871

T3125	BRA			C	SIRM		14/03/1997	PI-9701296-3

T3125	CAN			C	SIRM		14/03/1997	2200020

T3125	CHN			C	SIRM		14/03/1997	97109643.0

T3125	FRA	E		C	SIRM	G	17/03/1997	97200791.8	16/02/2000	0796871

T3125	GBR	E		C	SIRM	G	17/03/1997	97200791.8	16/02/2000	0796871

T3125	GER	E		C	SIRM	G	17/03/1997	97200791.8	16/02/2000	P69701296.4-08

T3125	ITA	E		C	SIRM	G	17/03/1997	97200791.8	16/02/2000	0796871

T3125	JAP			C	SIRM		14/03/1997	61360/97

T3125	KOS			C	SIRM		15/03/1997	8827/97

T3125	MEX			C	SIRM	G	13/03/1997	971913	27/10/2000	199310

T3125	NET	E		C	SIRM	G	17/03/1997	97200791.8	16/02/2000	0796871

T3125	RUM	E		C	SIRM	G	17/03/1997	97200791.8	16/02/2000	0796871

T3125	SOU			C	SIRM	G	14/03/1997	97/2227	26/11/1997	97/2227

T3125	SPA	E		C	SIRM	G	17/03/1997	97200791.8	16/02/2000	2142131

T3125	TAI			C	SIRM		26/05/1997	86107205

T3125	USA		02	B	SOC	G	12/03/1997	08/820404	18/08/1998	5795944

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Process for making submicron stable latexes of block coplymers

T3129	USA	02	B	SOC	G	23/03/1993	035870	09/08/1994	5336712

CASE		B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Very fine stable dispersion of block copolymers

T3130	USA	B	SOC	G	08/05/1992	880946	08/03/1994	5292795

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Hydroxyl functional derivatives of epoxidized diene block copo-lymers and process for making them

T3131	USA		B	SOC	G	03/04/1992	863580	07/09/1993	5242989

T3131	USA	A	B	SOC	G	16/04/1993	049691	16/11/1993	5262496

T3131	USA	B	B	SOC	G	16/04/1993	049687	08/02/1994	5284901

T3131	USA	C	B	SOC	G	16/04/1993	049682	23/11/1993	5264480

CASE				B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Asphalt amine functionalized polymer composition

T3137	BEL	EP		C	SIRM	G	04/05/1995	93924598.1	16/04/1997	0667886

T3137	FRA	EP		C	SIRM	G	04/05/1995	93924598.1	16/04/1997	0667886

T3137	GBR	EP		C	SIRM	G	04/05/1995	93924598.1	16/04/1997	0667886

T3137	GER	EP		C	SIRM	G	04/05/1995	93924598.1	16/04/1997	P69309952.6-08

T3137	ITA	EP		C	SIRM	G	04/05/1995	93924598.1	16/04/1997	0667886

T3137	JAP	P		C	SIRM		01/05/1995	511689/94

T3137	NET	EP		C	SIRM	G	04/05/1995	93924598.1	16/04/1997	0667886

T3137	USA			B	SOC	G	06/11/1992	972401	11/01/1994	5278207

T3137	USA		A	B	SOC	G	12/08/1993	105549	21/06/1994	5322867

CASE				B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Capping of anionic polymers with oxetanes

T3139	BEL	EP		C	SIRM	G	22/05/1996	95903266.5	31/05/2000	0730611

T3139	BRA	P		C	SIRM		21/05/1996	PI-9408115-8

T3139	EPC	P		C	SIRM	G	22/05/1996	95903266.5	31/05/2000	0730611

T3139	FRA	EP		C	SIRM	G	22/05/1996	95903266.5	31/05/2000	0730611

T3139	GBR	EP		C	SIRM	G	22/05/1996	95903266.5	31/05/2000	0730611

T3139	GER	EP		C	SIRM	G	22/05/1996	95903266.5	31/05/2000	P69424798.7-08

T3139	ITA	EP		C	SIRM	G	22/05/1996	95903266.5	31/05/2000	0730611

T3139	JAP	P		C	SIRM		21/05/1996	514825/95

T3139	KOS	P		C	SIRM		22/05/1996	702715/96

T3139	NET	EP		C	SIRM	G	22/05/1996	95903266.5	31/05/2000	0730611

T3139	SPA	EP		C	SIRM	G	22/05/1996	95903266.5	31/05/2000	0730611

T3139	TAI			C	SIRM	G	12/12/1994	83111568	21/02/1999	NI-100975

T3139	USA			B	SOC	G	23/11/1993	157785	21/02/1995	5391637

T3139	USA		A	B	SOC	G	06/10/1994	319398	23/05/1995	5418296

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Selective hydrogenation of conjugated diolefin polymers with tebbe’s reagent

T3142	USA		B	SOC	G	07/12/1992	986200	14/09/1993	5244980

T3142	USA	A	B	SOC	G	16/04/1993	049689	02/08/1994	5334566

CASE		B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Multifunctional Initiator From Devinylsilane.

T3147	USA	B	SOC	G	21/03/1996	620112	25/02/1997	5605991

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Liquid star polymers having terminal hydroxyl groups

T3154	JAP		C	SIRM	I*	28/06/1994	146304/94

T3154	USA	O	B	SOC	G	01/08/1995	510022	14/01/1997	5594072

*	Will be abandoned 28/06/2001 by not requesting examination

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Low temperature toughening of polyesters with a modified block copolymer

T3157	AUT	EP	C	SIRM	G	26/06/1995	94903887.1	04/03/1998	E163668

T3157	BEL	EP	C	SIRM	G	26/06/1995	94903887.1	04/03/1998	0677084

T3157	CHN		C	SIRM	G	28/12/1993	93121486.6	09/08/1997	37929

T3157	FRA	EP	C	SIRM	G	26/06/1995	94903887.1	04/03/1998	0677084

T3157	GBR	EP	C	SIRM	G	26/06/1995	94903887.1	04/03/1998	0677084

T3157	GER	EP	C	SIRM	G	26/06/1995	94903887.1	04/03/1998	P69317307.6-08

T3157	ITA	EP	C	SIRM	G	26/06/1995	94903887.1	04/03/1998	0677084

T3157	JAP	P	C	SIRM		28/06/1995	515660/94

T3157	NET	EP	C	SIRM	G	26/06/1995	94903887.1	04/03/1998	0677084

T3157	SPA	EP	C	SIRM	G	26/06/1995	94903887.1	04/03/1998	2113638

T3157	SWE	EP	C	SIRM	G	26/06/1995	94903887.1	04/03/1998	94903887.1

T3157	SWI	EP	C	SIRM	G	26/06/1995	94903887.1	04/03/1998	0677084

T3157	TAI		C	SIRM	G	09/12/1993	82110447	03/11/1995	NI-072157

T3157	USA		B	SOC	G	30/12/1992	998206	05/04/1994	5300567

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Star block copolymers of vinyl aromatic hydrocarbons and polydimethylsiloxane and method of synthesis

T3174	AUT	EP	C	SIRM	G	19/06/1995	94904185.9	16/04/1997	E151793

T3174	BEL	EP	C	SIRM	G	19/06/1995	94904185.9	16/04/1997	0675916

T3174	BRA	P	C	SIRM		21/06/1995	PI-9307703-3

T3174	CHN		C	SIRM	G	21/12/1993	93112998.2	17/12/1999	51904

T3174	DEN	EP	C	SIRM	G	19/06/1995	94904185.9	16/04/1997	0675916

T3174	EIR	EP	C	SIRM	G	19/06/1995	94904185.9	16/04/1997	E73396

T3174	FRA	EP	C	SIRM	G	19/06/1995	94904185.9	16/04/1997	0675916

T3174	GBR	EP	C	SIRM	G	19/06/1995	94904185.9	16/04/1997	0675916

T3174	GER	EP	C	SIRM	G	19/06/1995	94904185.9	16/04/1997	P69309961.5-08

T3174	GRE	EP	C	SIRM	G	19/06/1995	94904185.9	16/04/1997	3023844

T3174	ITA	EP	C	SIRM	G	19/06/1995	94904185.9	16/04/1997	0675916

T3174	JAP	P	C	SIRM		21/06/1995	514835/94

T3174	KOS	P	C	SIRM		22/06/1995	702635/95

T3174	MEX		C	SIRM	G	17/12/1993	938132	04/04/2000	195838

T3174	NET	EP	C	SIRM	G	19/06/1995	94904185.9	16/04/1997	0675916

T3174	POR	EP	C	SIRM	G	19/06/1995	94904185.9	16/04/1997	0675916

T3174	SPA	EP	C	SIRM	G	19/06/1995	94904185.9	16/04/1997	2100687

T3174	SWE	EP	C	SIRM	G	19/06/1995	94904185.9	16/04/1997	94904185.9

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
T3174	SWI	EP	C	SIRM	G	19/06/1995	94904185.9	16/04/1997	0675916

T3174	TAI		C	SIRM	G	29/11/1993	82110051	13/06/1997	NI-084445

T3174	USA		B	SOC	G	23/12/1992	996285	04/01/1994	5276095

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Method of synthesis of block copolymers of vinyl aromatic hydrocarbons and polydimethylsiloxane

T3175	BEL	EP	C	SIRM	G	12/06/1995	94903789.9	30/07/1997	0674676

T3175	BRA	P	C	SIRM	G	13/06/1995	PI-9307638-0	25/07/2000	PI9307638-0

T3175	CHN		C	SIRM	G	14/12/1993	93112841.2	13/09/1997	38349

T3175	EPC	P	C	SIRM	G	12/06/1995	94903789.9	30/07/1997	0674676

T3175	FRA	EP	C	SIRM	G	12/06/1995	94903789.9	30/07/1997	0674676

T3175	GBR	EP	C	SIRM	G	12/06/1995	94903789.9	30/07/1997	0674676

T3175	GER	EP	C	SIRM	G	12/06/1995	94903789.9	30/07/1997	P69312737.6-08

T3175	ITA	EP	C	SIRM	G	12/06/1995	94903789.9	30/07/1997	0674676

T3175	JAP	P	C	SIRM		13/06/1995	513803/94

T3175	KOS	P	C	SIRM		14/06/1995	702427/95

T3175	MEX		C	SIRM	G	13/12/1993	937887	09/01/1998	187705

T3175	NET	EP	C	SIRM	G	12/06/1995	94903789.9	30/07/1997	0674676

T3175	SPA	EP	C	SIRM	G	12/06/1995	94903789.9	30/07/1997	2105620

T3175	TAI		C	SIRM	G	30/11/1993	82110088	05/03/1996	NI-74640

T3175	USA		B	SOC	G	15/12/1992	990587	22/03/1994	5296574

CASE		B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Improved process for making block copolymers of vinyl aromatic hydrocarbons and/or conjugated dienes and polydi-methylsiloxane

T3177	USA	B	SOC	G	15/12/1992	990913	25/01/1994	5281666

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Thermoplastic block copolymer films

T3188	USA	N	B	SOC	G	12/10/1993	134498	21/06/1994	5320899

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Hydroxyl functional derivatives of epoxidized diene block copolymers and process for making them (II).

T3201	BEL	E	C	SIRM	N

T3201	BRA		C	SIRM	G	01/04/1993	PI-9301405-8	11/07/2000	PI-9301405-8

T3201	CAN		C	SHC		01/04/1993	2093192

T3201	CHN		C	SIRM	G	01/04/1993	93103654.2	10/06/2000	59246

T3201	EPC		C	SIRM		02/04/1993	93200947.5

T3201	FRA	E	C	SIRM	N

T3201	GBR	E	C	SIRM	N

T3201	GER	E	C	SIRM	N

T3201	IND		C	SIRM		11/03/1993	233/DEL/93

T3201	ITA	E	C	SIRM	N

T3201	JAP		C	SIRM		01/04/1993	75594/93

T3201	KOS		C	SIRM	G	01/04/1993	5549/93	31/07/2000	270298

T3201	MEX		C	SIRM		01/04/1993	931876

T3201	NET	E	C	SIRM	N

T3201	RUS		C	SIRM	G	01/04/1993	93004599.05	10/05/1999	2130032

T3201	SPA	E	C	SIRM	N

T3201	TAI		C	SIRM	G	10/03/1993	82101788	12/07/1994	NI-65488

T3201	USA	B		SOC	G	03/04/1992	863648	05/04/1994	5300586

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
T3201	CHN	02	C	SIRM		18/06/1999	99108492.6

T3201	USA	A	B	SOC	G	24/03/1994	217517	18/10/1994	5356975

T3201	USA	B	B	SOC	G	24/03/1994	217472	18/10/1994	5356974

T3201	USA	C	B	SOC	G	24/03/1994	217470	18/10/1994	5356969

T3201	USA	D	B	SOC	G	24/03/1994	217397	18/10/1994	5356970

CASE		B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Water-based emulsions and dispersions of bitumen modified with a functionalized block copolymer

T3202	USA	B	SOC	G	18/03/1992	853645	18/05/1993	5212220

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Method of chemically crosslinking sterically hindered epoxidized polymers

T3211	BEL	E	C	SIRM	G	01/04/1993	93200944.2	16/07/1997	0564048

T3211	EPC		C	SIRM	G	01/04/1993	93200944.2	16/07/1997	0564048

T3211	FRA	E	C	SIRM	G	01/04/1993	93200944.2	16/07/1997	0564048

T3211	GBR	E	C	SIRM	G	01/04/1993	93200944.2	16/07/1997	0564048

T3211	GER	E	C	SIRM	G	01/04/1993	93200944.2	16/07/1997	P69312143.2-08

T3211	ITA	E	C	SIRM	G	01/04/1993	93200944.2	16/07/1997	0564048

T3211	JAP		C	SIRM		01/04/1993	75593/93

T3211	MEX		C	SIRM	I*	01/04/1993	931880	30/06/1998	189238

T3211	NET	E	C	SIRM	G	01/04/1993	93200944.2	16/07/1997	0564048

T3211	SPA	E	C	SIRM	G	01/04/1993	93200944.2	16/07/1997	2105075

*	Agent has been informed of our intention to abandon by not paying the next maintenance fee. Abandonment date is 01/10/2003.

CASE		B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Radiation cured conjugated diene block copolymer compositions

T3212	USA	B	SOC	G	18/06/1993	079478	16/07/1996	5536772

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Solvent-Free laminating adhesive composition

T3224	USA		B	SOC	G	06/04/1993	043428	28/02/1995	5393818

T3224	USA	A	B	SOC	G	23/01/1995	337714	14/05/1996	5516824

T3224	USA	B	B	SOC	G	04/01/1996	582858	24/06/1997	5641823

CASE		B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Color stable coupled diene polymers and hot melt adhesives containing them

T3227	USA	B	SOC	G	01/06/1992	891616	30/11/1993	5266649

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Butadiene polymers having terminal functional groups

T3229	USA		B	SOC	G	31/08/1992	938917	28/02/1995	5393843

T3229	USA	A	B	SOC	G	15/09/1994	306552	11/04/1995	5405911

CASE		B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Method for producing statistically coupled asymmetric radial polymers

T3242	USA	B	SOC	G	10/11/1993	150929	29/08/1995	5446093

CASE		B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Method for preparing asymmetric radial copolymers

T3244	JAP	C	SIRM	I*	07/11/1994	272345/94

T3244	USA	B	SOC	G	09/11/1993	149598	29/11/1994	5369175

*	Will be abandoned 07/11/2001 by not requesting examination

CASE		B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Adhesives containing vinyl aromatic hydrocarbon/diene/acrylic monomer block copolymers

T3245	USA	B	SOC	G	15/04/1994	228239	04/04/1995	5403658

CASE		B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Process for making submicron stable latexes of block copolymers

T3248	USA	B	SOC	G	20/07/1993	094591	16/11/1999	5985979

CASE		B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Removal of alkali metal methoxide catalyst residue from hydroxy-terminated conjugated diene polymers

T3249	USA	B	SOC	G	06/07/1993	087646	16/08/1994	5338824

CASE				B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Randomly epoxidized small star polymers

T3250	EPC	P		C	SIRM		29/11/1994	93913024.1

T3250	FRA	EP		C	SIRM	N

T3250	GBR	EP		C	SIRM	N

T3250	GER	EP		C	SIRM	N

T3250	ITA	EP		C	SIRM	N

T3250	JAP	P		C	SIRM		15/12/1994	502033/94

T3250	NET	EP		C	SIRM	N

T3250	USA			B	SOC	G	19/06/1992	901349	21/09/1993	5247026

T3250	USA		B	B	SOC	G	03/05/1994	237497	27/06/1995	5428114

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Solvent-free water-based emulsions of anionically polymerized polymers

T3261	USA	02	B	SOC	G	24/05/1993	066598	25/10/1994	5358981

T3261	USA	N	B	SOC	G	20/02/1996	603490	18/03/1997	5612407

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE A method for producing asymmetric radial polymers

T3280	BEL	E	C	SIRM	G	22/05/1995	95201338.1	17/02/1999	0684267

T3280	BRA		C	SIRM		25/05/1995	PI-9502550-2

T3280	CHN		C	SIRM		26/05/1995	95105503.8

T3280	FRA	E	C	SIRM	G	22/05/1995	95201338.1	17/02/1999	0684267

T3280	GER	E	C	SIRM	G	22/05/1995	95201338.1	17/02/1999	P69507852.6-08

T3280	ITA	E	C	SIRM	G	22/05/1995	95201338.1	17/02/1999	0684267

T3280	JAP		C	SIRM		25/05/1995	126779/95

T3280	KOS		C	SIRM		25/05/1995	13468/95

T3280	MEX		C	SIRM	G	25/05/1995	952343	02/02/1998	187960

T3280	NET	E	C	SIRM	G	22/05/1995	95201338.1	17/02/1999	0684267

T3280	SPA	E	C	SIRM	G	22/05/1995	95201338.1	17/02/1999	2127462

T3280	TAI		C	SIRM	G	03/05/1995	84104435	12/12/1996	NI-080276

T3280	USA		B	SOC	G	27/05/1994	250409	05/09/1995	5447995

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Core functionalized star block copolymers

T3281	BEL	E	C	SIRM	G	06/11/1995	95202995.7	16/02/2000	0711789

T3281	BRA		C	SIRM		08/11/1995	PI-9505119-8

T3281	CHN		C	SIRM		08/11/1995	95118567.5

T3281	FRA	E	C	SIRM	G	06/11/1995	95202995.7	16/02/2000	0711789

T3281	GBR	E	C	SIRM	G	06/11/1995	95202995.7	16/02/2000	0711789

T3281	GER	E	C	SIRM	G	06/11/1995	95202995.7	16/02/2000	P69515102.9-08

T3281	IND		C	SIRM		19/10/1995	1935/DEL/95

T3281	ITA	E	C	SIRM	G	06/11/1995	95202995.7	16/02/2000	0711789

T3281	JAP		C	SIRM		08/11/1995	290151/95

T3281	KOS		C	SIRM		09/11/1995	40446/95

T3281	MEX		C	SIRM		08/11/1995	954681

T3281	NET	E	C	SIRM	G	06/11/1995	95202995.7	16/02/2000	0711789

T3281	SPA	E	C	SIRM	G	06/11/1995	95202995.7	16/02/2000	2142450

T3281	SWE	E	C	SIRM	G	06/11/1995	95202995.7	16/02/2000	95202995.7

T3281	TAI		C	SIRM		24/11/1995	84112542

T3281	TUR		C	SIRM		10/11/1995	1995/01404

T3281	USA		B	SOC	G	10/11/1994	336965	24/10/1995	5461116

CASE		B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE A method for producing asymmetric radial polymers

T3283	JAP	C	SIRM	I*	28/05/1996	133946/96

T3283	USA	B	SOC	G	30/05/1995	453039	03/09/1996	5552493

*	Will be abandoned if no request for examination is filed by 28/05/2003

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Improved heterogeneous hydrogenation catalysts with reduced olefin isomerization

T3309	ITA		C	SIRM	G	10/05/1995	T095A000369	04/12/1997	1279197

T3309	JAP		C	SIRM		11/05/1995	113278/95

T3309	SPA		C	SIRM	G	11/05/1995	P9500909	29/02/2000	2133020

T3309	USA	A	B	SOC		08/02/1996	597373

CASE		B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Photopolymerizable recording composition for water-washable printing plates containing a water-dispersible elastomeric polymer blend

T3310	USA	B	SOC	G	23/06/1994	264822	06/06/1995	5422225

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Styrene-Ethylene/Butylene Block Copolymer Blends with Improved Oil Absorption Resistance

T4004	AUS		C	SIRM	G	07/07/1987	75303/87	10/07/1990	593666

T4004	BEL	E	C	SIRM	G	07/07/1987		13/01/1993	0254346

T4004	BRA		C	SIRM	G	06/07/1987	PI-8703432-8	31/10/1995	PI-8703432-8

T4004	CAN		C	SHC	G	30/06/1987	540906	27/10/1992	1309530

T4004	FRA	E	C	SIRM	G	07/07/1987		13/01/1993	0254346

T4004	GBR	E	C	SIRM	G	07/07/1987		13/01/1993	0254346

T4004	GEW	E	C	SIRM	G	07/07/1987		13/01/1993	P3783527.0-08

T4004	ITA	E	C	SIRM	G	07/07/1987		13/01/1993	0254346

T4004	JAP		C	SIRM	G	07/07/1987	167985/87	27/06/1997	2665660

T4004	KOS		C	SIRM	G	06/07/1987	7214/87	28/01/1997	111416

T4004	NET	E	C	SIRM	G	07/07/1987		13/01/1993	0254346

T4004	SPA	E	C	SIRM	G	07/07/1987		13/01/1993	2053521

T4004	SWE	E	C	SIRM	G	07/07/1987		13/01/1993	87201297.6

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Impact resistant blends of thermoplastic polyesters and modified block copolymers

T4017	USA	N	B	SOC	G	15/02/1989	311009	04/09/1990	4954568

CASE		B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Laminated structure

T4040	USA	B	SOC	G	21/12/1987	135909	19/09/1989	4868057

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Polymeric composition

T4043	AUS		C	SIRM	G	01/09/1988	21759/88	03/07/1991	605622

T4043	BEL	E	C	SIRM	G	02/09/1988		14/07/1993	0308001

T4043	CAN		C	SHC	G	22/08/1988	575363	01/02/1994	1326723

T4043	FRA	E	C	SIRM	G	02/09/1988		14/07/1993	0308001

T4043	GBR	E	C	SIRM	G	02/09/1988		14/07/1993	0308001

T4043	GEW	E	C	SIRM	G	02/09/1988		14/07/1993	P3882313.6-08

T4043	ITA	E	C	SIRM	G	02/09/1988		14/07/1993	0308001

T4043	JAP		C	SIRM	G	01/09/1988	219617/88	12/06/1998	2791045

T4043	NET	E	C	SIRM	G	02/09/1988		14/07/1993	0308001

T4043	SPA	E	C	SIRM	G	02/09/1988		14/07/1993	2056903

T4043	SWE	E	C	SIRM	G	02/09/1988		14/07/1993	88201903.7

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Impact modification of nylon/ppo blends

T4054	CAN		C	SHC	G	09/07/1987	541700	25/04/1995	1335390

T4054	GBR	E	C	SIRM	G	28/07/1987		29/04/1992	0255184

T4054	GEW	E	C	SIRM	G	28/07/1987		29/04/1992	P3778603.2-08

T4054	ITA	E	C	SIRM	G	28/07/1987		29/04/1992	0255184

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Bitumen composition

T4064	AUT	E	C	SIRM	G	15/11/1988		21/04/1993	E88488

T4064	BEL	E	C	SIRM	G	15/11/1988		21/04/1993	0317025

T4064	FRA	E	C	SIRM	G	15/11/1988		21/04/1993	0317025

T4064	GBR	E	C	SIRM	G	15/11/1988		21/04/1993	0317025

T4064	GEW	E	C	SIRM	G	15/11/1988		21/04/1993	P3880441.7-08

T4064	GRE	E	C	SIRM	G	15/11/1988		21/04/1993	930401020

T4064	ITA	E	C	SIRM	G	15/11/1988		21/04/1993	0317025

T4064	JAP		C	SIRM	G	14/11/1988	287484/88	11/07/1997	2672987

T4064	LUX	E	C	SIRM	G	15/11/1988		21/04/1993	0317025

T4064	NET	E	C	SIRM	G	15/11/1988		21/04/1993	0317025

T4064	SPA	E	C	SIRM	G	15/11/1988		21/04/1993	2039597

T4064	SWE	E	C	SIRM	G	15/11/1988		21/04/1993	88202562.0

T4064	SWI	E	C	SIRM	G	15/11/1988		21/04/1993	0317025

CASE		B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Color stable hot melt adhesive.

T4073	USA	B	SOC	G	19/12/1986	943403	30/05/1989	4835200

CASE		B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Encapsulated assemblage and method of making

T4074	USA	B	SOC	G	16/10/1986	919919	07/06/1988	4749430

CASE				B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Multiply grafted block copolymer process

T4078	AUS			C	SIRM	G	23/09/1987	78904/87	11/03/1991	602725

T4078	AUT	E		C	SIRM	G	25/09/1987		26/08/1992	E79892

T4078	BEL	E		C	SIRM	G	25/09/1987		26/08/1992	0261748

T4078	CAN			C	SHC	G	02/09/1987	545938	01/04/1997	1339040

T4078	DEN			C	SIRM	G	23/09/1987	5001/87	04/08/1997	171897

T4078	FRA	E		C	SIRM	G	25/09/1987		26/08/1992	0261748

T4078	GBR	E		C	SIRM	G	25/09/1987		26/08/1992	0261748

T4078	GEW	E		C	SIRM	G	25/09/1987		26/08/1992	P3781353.6-08

T4078	ITA	E		C	SIRM	G	25/09/1987		26/08/1992	0261748

T4078	JAP			C	SIRM	G	24/09/1987	237612/87	29/01/1997	2602664

T4078	KOS			C	SIRM	G	23/09/1987	10547/87	04/02/1997	111732

T4078	NET	E		C	SIRM	G	25/09/1987		26/08/1992	0261748

T4078	NOR			C	SIRM	G	23/09/1987	873977	24/11/1993	173283

T4078	SPA	E		C	SIRM	G	25/09/1987		26/08/1992	2033809

T4078	SWE	E		C	SIRM	G	25/09/1987		26/08/1992	87201842.9

T4078	SWI	E		C	SIRM	G	25/09/1987		26/08/1992	0261748

T4078	TAI			C	SIRM	G	09/09/1987	76105330	01/11/1991	NI-48822

T4078	JAP		02	C	SIRM	G	21/11/1995	325260/95	31/10/1997	2712016

T4078	KOS		02	C	SIRM	G	08/07/1996	27445/96	05/03/1997	112727

T4078	NOR		02	C	SIRM	G	23/09/1987	910117	15/02/1995	176182

CASE		B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Modified block copolymers

T4081	USA	B	SOC	G	30/07/1987	079380	19/09/1989	4868245

CASE		B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Modified block copolymers

T4098	USA	B	SOC	G	01/02/1988	150579	21/11/1989	4882384

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Radiation curable polymer composition

T4109	CAN		C	SHC	G	15/02/1989	591077	24/03/1998	1339778

T4109	USA	N	B	SOC	G	12/10/1989	420716	14/04/1992	5104921

CASE		B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Polymeric composition

T4128	USA	B	SOC	G	24/11/1987	124644	22/08/1989	4859737

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Selective hydrogenation process

T4195	USA		B	SOC	G	05/11/1987	116981	07/11/1989	4879349

T4195	USA	02	B	SOC	G	20/10/1989	424798	19/03/1991	5001199

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Sealant composition

T4214	BEL	E	C	SIRM	G	16/12/1988	88202925.9	06/07/1994	0322055

T4214	CAN		C	SHC	G	05/12/1988	584965	26/04/1994	1328941

T4214	FRA	E	C	SIRM	G	16/12/1988	88202925.9	06/07/1994	0322055

T4214	GBR	E	C	SIRM	G	16/12/1988	88202925.9	06/07/1994	0322055

T4214	GEW	E	C	SIRM	G	16/12/1988	88202925.9	06/07/1994	P3850557.6-08

T4214	ITA	E	C	SIRM	G	16/12/1988	88202925.9	06/07/1994	0322055

T4214	JAP		C	SIRM	G	21/12/1988	323224/88	11/09/1998	2825515

T4214	NET	E	C	SIRM	G	16/12/1988	88202925.9	06/07/1994	0322055

CASE		B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Method for hydrogenating functionalized polymer and products thereof

T4221	USA	B	SOC	G	22/09/1988	247835	13/11/1990	4970254

CASE		B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Method of grafting silane compounds to block copolymers

T4239	USA	B	SOC	G	22/12/1987	136622	18/04/1989	4822857

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Functionalized vinyl aromatic/conjugated diolefin block copolymer and salt of fatty acid compositions

T4286	USA	N	B	SOC	G	25/11/1991	796881	08/06/1993	5218033

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Polymer composition

T4295	USA		B	SOC	G	06/04/1990	505373	08/06/1993	5218044

T4295	USA	B	B	SOC	G	27/05/1994	248840	04/02/1997	5599879

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Selectively sulfonated block copolymer/extender resin blends

T4297	USA	N	B	SOC	G	10/10/1995	541570	14/05/1996	5516831

CASE		B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE High impact resistant blends of thermoplastic polyesters and modified block copolymers

T4301	USA	B	SOC	G	05/02/1988	152706	19/09/1989	4868243

CASE		B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE High impact resistant blends of thermoplastic polyamides and modified diblock copolymers

T4304	USA	B	SOC	G	22/12/1988	288366	29/01/1991	4988765

CASE		B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE High impact resistant blends of thermoplastic polyamides and modified diblock copolymers

T4305	USA	B	SOC	G	22/12/1988	288353	08/01/1991	4983673

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Tie layer composition and laminated structures containing same

T4330	USA		B	SOC	G	30/12/1987	139549	06/02/1990	4898784

T4330	USA	N	B	SOC	G	25/06/1990	542687	04/06/1991	5021113

CASE		B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Impact resistant blends of polar thermoplastic polymers and modified block copolymers

T4336	USA	B	SOC	G	31/12/1987	140076	06/03/1990	4906687

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Functionalized elastomeric polymers

T4533	AUS		C	SIRM	G	27/03/1991	73932/91	19/07/1993	634873

T4533	BEL	E	C	SIRM	G	20/03/1991	91200626.9	07/06/1995	0450694

T4533	BRA		C	SIRM	G	27/03/1991	PI-9101233-3	27/07/1999	PI-9101233-3

T4533	CAN		C	SHC		27/03/1991	2039252

T4533	CHN		C	SIRM	G	27/03/1991	91101908.1	17/10/1998	43126

T4533	FRA	E	C	SIRM	G	20/03/1991	91200626.9	07/06/1995	0450694

T4533	GBR	E	C	SIRM	G	20/03/1991	91200626.9	07/06/1995	0450694

T4533	GER	E	C	SIRM	G	20/03/1991	91200626.9	07/06/1995	P69110175.2-08

T4533	IND		C	SIRM	G	08/03/1991	183/DEL/1991	27/11/1998	180331

T4533	ITA	E	C	SIRM	G	20/03/1991	91200626.9	07/06/1995	0450694

T4533	JAP		C	SIRM	G	27/03/1991	063478/91	15/10/1999	2991790

T4533	KOS		C	SIRM	G	25/03/1991	4709/91	25/11/1998	178791

T4533	NET	E	C	SIRM	G	20/03/1991	91200626.9	07/06/1995	0450694

T4533	SOU		C	SRL	G	27/03/1991	91/2304	24/12/1991	91/2304

T4533	SPA	E	C	SIRM	G	20/03/1991	91200626.9	07/06/1995	2073107

T4533	SWE	E	C	SIRM	G	20/03/1991	91200626.9	07/06/1995	91200626.9

T4533	SWI	E	C	SIRM	G	20/03/1991	91200626.9	07/06/1995	0450694

T4533	TAI		C	SIRM	G	05/03/1991	80101730	10/04/1992	NI-53259

T4533	USA		B	SOC	G	30/03/1990	503412	27/04/1993	5206300

CASE		B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Thermoplastic block copolymer films

T4587	USA	B	SOC	G	22/08/1989	397072	11/12/1990	4977014

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Water repellent fabrics

T4620	USA	A	B	SOC	G	28/10/1991	783670	17/11/1992	5164253

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Elastomeric film compositions

T4629	USA		B	SOC	G	16/08/1989	394611	13/11/1990	4970259

T4629	USA	A	B	SOC	G	23/07/1990	556675	26/11/1991	5068138

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Asphalt-block copolymer-roofing composition

T4663	USA		B	SOC	G	16/07/1990	553042	24/09/1991	5051457

T4663	USA	04	B	SOC		06/06/1991	711428

T4663	USA	J	B	SOC	G	19/12/1991	810547	02/06/1992	5118733

T4663	USA	K	B	SOC		29/01/1992	827528

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Elastomer modified epoxy resin coating compositions.

T4664	BEL	E	C	SIRM	G	20/03/1991	91200622.8	27/05/1998	0449359

T4664	CAN		C	SHC		27/03/1991	2039273

T4664	DEN	E	C	SIRM	G	20/03/1991	91200622.8	27/05/1998	0449359

T4664	FRA	E	C	SIRM	G	20/03/1991	91200622.8	27/05/1998	0449359

T4664	GBR	E	C	SIRM	G	20/03/1991	91200622.8	27/05/1998	0449359

T4664	GER	E	C	SIRM	G	20/03/1991	91200622.8	27/05/1998	P69129476.3-08

T4664	ITA	E	C	SIRM	G	20/03/1991	91200622.8	27/05/1998	0449359

T4664	JAP		C	SIRM	G	27/03/1991	85938/91	21/01/2000	3023515

T4664	KOS		C	SIRM	G	25/03/1991	4708/91	17/11/1998	177167

T4664	NET	E	C	SIRM	G	20/03/1991	91200622.8	27/05/1998	0449359

T4664	SPA	E	C	SIRM	G	20/03/1991	91200622.8	27/05/1998	2116274

T4664	SWE	E	C	SIRM	G	20/03/1991	91200622.8	27/05/1998	91200622.8

T4664	SWI	E	C	SIRM	G	20/03/1991	91200622.8	27/05/1998	0449359

T4664	USA		B	SOC	G	30/03/1990	503343	19/05/1992	5115019

CASE		B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Plasticizers for salt functionalized polyvinyl aromatics.

T4668	USA	B	SOC	G	14/02/1990	479898	14/02/1995	5389711

CASE		B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Removal of hydrogenation catalyst from polymer solutions by contact with silicates

T4673	USA	B	SOC	G	23/11/1990	617224	14/04/1992	5104972

CASE				B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Removal of hydrogenation catalyst from polymer solutions buy catalyzed precipitation

T4720	BEL	E		C	SIRM	G	12/06/1991	91201453.7	30/08/1995	0467429

T4720	CAN			C	SHC		12/06/1991	2044417

T4720	FRA	E		C	SIRM	G	12/06/1991	91201453.7	30/08/1995	0467429

T4720	GBR	E		C	SIRM	G	12/06/1991	91201453.7	30/08/1995	0467429

T4720	GER	E		C	SIRM	G	12/06/1991	91201453.7	30/08/1995	P69112528. 7-08

T4720	ITA	E		C	SIRM	G	12/06/1991	91201453.7	30/08/1995	0467429

T4720	JAP			C	SIRM	G	12/06/1991	140383/91	17/12/1999	3013943

T4720	KOS			C	SIRM	G	11/06/1991	9595/91	30/03/1999	204815

T4720	NET	E		C	SIRM	G	12/06/1991	91201453.7	30/08/1995	0467429

T4720	SPA	E		C	SIRM	G	12/06/1991	91201453.7	30/08/1995	2076458

T4720	TAI			C	SIRM	G	14/05/1991	80103741	02/06/1992	NI-54465

T4720	USA			B	SOC	G	14/06/1990	537738	18/05/1993	5212285

T4720	USA		02	B	SOC	G	23/11/1990	617225	18/02/1992	5089541

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Rubber modified epoxy resin-curative system

T4725	AUS		C	SIRM	G	25/01/1991	70004/91	25/10/1993	638089

T4725	BEL	E	C	SIRM	G	25/01/1991	91200151.8	11/09/1996	0440292

T4725	CAN		C	SHC		25/01/1991	2034968

T4725	FRA	E	C	SIRM	G	25/01/1991	91200151.8	11/09/1996	0440292

T4725	GBR	E	C	SIRM	G	25/01/1991	91200151.8	11/09/1996	0440292

T4725	GER	E	C	SIRM	G	25/01/1991	91200151.8	11/09/1996	P69121926.5-08

T4725	ITA	E	C	SIRM	G	25/01/1991	91200151.8	11/09/1996	0440292

T4725	JAP		C	SIRM	G	25/01/1991	23863/91	09/07/1999	2949375

T4725	KOS		C	SIRM	G	24/01/1991	1210/91	09/02/1999	194540

T4725	NET	E	C	SIRM	G	25/01/1991	91200151.8	11/09/1996	0440292

T4725	SPA	E	C	SIRM	G	25/01/1991	91200151.8	11/09/1996	2091281

T4725	SWE	E	C	SIRM	G	25/01/1991	91200151.8	11/09/1996	91200151.8

T4725	USA		B	SOC	G	29/01/1990	471456	23/11/1993	5264503

CASE				B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Styrene-Isoprene-styrene block copolymer composition for low viscosity high temperature hot melt adhesives

T4761	AUS			C	SIRM	G	09/04/1991	74245/91	06/10/1993	637477

T4761	BEL	E		C	SIRM	G	09/04/1991	91200825.7	01/02/1995	0451919

T4761	BRA			C	SIRM	G	09/04/1991	PI-9101415-8	22/08/2000	PI-9101415-8

T4761	CAN			C	SHC		09/04/1991	2040090

T4761	DEN	E		C	SIRM	G	09/04/1991	91200825.7	01/02/1995	0451919

T4761	FRA	E		C	SIRM	G	09/04/1991	91200825.7	01/02/1995	0451919

T4761	GBR	E		C	SIRM	G	09/04/1991	91200825.7	01/02/1995	0451919

T4761	GER	E		C	SIRM	G	09/04/1991	91200825.7	01/02/1995	P69107107.1-08

T4761	IND			C	SIRM	G	20/03/1991	224/DEL/91	19/02/1999	180739

T4761	ITA	E		C	SIRM	G	09/04/1991	91200825.7	01/02/1995	0451919

T4761	JAP			C	SIRM		09/04/1991	164080/91

T4761	KOS			C	SIRM	G	08/04/1991	5582/91	30/03/1999	204813

T4761	NET	E		C	SIRM	G	09/04/1991	91200825.7	01/02/1995	0451919

T4761	SPA	E		C	SIRM	G	09/04/1991	91200825.7	01/02/1995	2067843

T4761	SWE	E		C	SIRM	G	09/04/1991	91200825.7	01/02/1995	91200825.7

T4761	TAI			C	SIRM	G	01/05/1991	80103410	01/02/1993	NI-58795

T4761	AUS		02	C	SIRM	G	09/04/1991	74246/91	19/07/1993	634875

T4761	BEL	E	02	C	SIRM	G	09/04/1991	91200826.5	14/07/1999	0451920

CASE				B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
T4761	BRA		02	C	SIRM		09/04/1991	PI-9101416-6

T4761	CAN		02	C	SHC		09/04/1991	2040113

T4761	DEN	E	02	C	SIRM	G	09/04/1991	91200826.5	14/07/1999	0451920

T4761	FRA	E	02	C	SIRM	G	09/04/1991	91200826.5	14/07/1999	0451920

T4761	GBR	E	02	C	SIRM	G	09/04/1991	91200826.5	14/07/1999	0451920

T4761	GER	E	02	C	SIRM	G	09/04/1991	91200826.5	14/07/1999	P69131433.0-08

T4761	IND		02	C	SIRM	G	20/03/1991	225/DEL/91	19/02/1999	180740

T4761	ITA	E	02	C	SIRM	G	09/04/1991	91200826.5	14/07/1999	0451920

T4761	JAP		02	C	SIRM		09/04/1991	103967/91

T4761	KOS		02	C	SIRM	G	08/04/1991	5583/91	30/03/1999	204814

T4761	NET	E	02	C	SIRM	G	09/04/1991	91200826.5	14/07/1999	0451920

T4761	SPA	E	02	C	SIRM	G	09/04/1991	91200826.5	14/07/1999	2133277

T4761	SWE	E	02	C	SIRM	G	09/04/1991	91200826.5	14/07/1999	91200826.5

T4761	TAI		02	C	SIRM	G	01/05/1991	80103409	27/01/1993	NI-58672

T4761	USA		02	B	SOC	G	11/04/1990	510905	02/06/1992	5118762

CASE		B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Adhesive for multipacks

T4762	USA	B	SOC	G	28/09/1992	952372	19/07/1994	5331038

CASE				B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Process to blend polyamides and functionalized elastomers and blends prepared by this method.

T4770	AUS			C	SIRM	G	18/03/1991	73590/91	19/04/1993	631977

T4770	BEL	E		C	SIRM	G	12/03/1991	91200548.5	18/10/1995	0448158

T4770	BRA			C	SIRM	G	18/03/1991	PI-9101059-4	22/02/2000	PI-9101059-4

T4770	CAN			C	SHC		18/03/1991	2038468

T4770	CHN			C	SIRM	G	18/03/1991	91101624.4	10/10/1998	42994

T4770	FRA	E		C	SIRM	G	12/03/1991	91200548.5	18/10/1995	0448158

T4770	GBR	E		C	SIRM	G	12/03/1991	91200548.5	18/10/1995	0448158

T4770	GER	E		C	SIRM	G	12/03/1991	91200548.5	18/10/1995	P69113841.9-08

T4770	IND			C	SIRM	G	26/02/1991	159/DEL/91	27/11/1998	180325

T4770	ITA	E		C	SIRM	G	12/03/1991	91200548.5	18/10/1995	0448158

T4770	JAP			C	SIRM	G	18/03/1991	77064/91	01/12/2000	3135595

T4770	KOS			C	SIRM	G	18/03/1991	4249/91	24/11/1998	178526

T4770	NET	E		C	SIRM	G	12/03/1991	91200548.5	18/10/1995	0448158

T4770	SOU			C	SRL	G	18/03/1991	91/1977	27/11/1991	91/1977

T4770	SPA	E		C	SIRM	G	12/03/1991	91200548.5	18/10/1995	2078424

T4770	SWE	E		C	SIRM	G	12/03/1991	91200548.5	18/10/1995	91200548.5

T4770	SWI	E		C	SIRM	G	12/03/1991	91200548.5	18/10/1995	0448158

T4770	TAI			C	SIRM	G	23/04/1991	80103154	03/03/1992	NI-52224

T4770	USA		N	B	SOC	G	18/06/1992	887566	07/09/1993	5242975

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Functionalized star polymers

T4773	FRA	E	C	SIRM	G	28/05/1991	91201292.9	02/08/1995	0459588

T4773	GER	E	C	SIRM	G	28/05/1991	91201292.9	02/08/1995	P69111697.0-08

T4773	JAP		C	SIRM	G	27/05/1991	121398/91	03/09/1999	2975454

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Thermoplastic elastomers

T4792	USA		B	SOC	G	21/05/1990	525812	16/03/1993	5194510

T4792	USA	A	B	SOC	G	07/10/1992	957494	11/01/1994	5278245

CASE				B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Crosslinked epoxy functionalized polydiene block polymers and adhesives

T4797	USA			B	SOC	G	07/10/1991	772172	17/01/1995	5382604

T4797	BEL	E	02	C	SIRM	N

T4797	BRA		02	C	SIRM		27/04/1992	PI-9201539-5

T4797	CHN		02	C	SIRM	G	27/04/1992	92103093.2	07/07/2000	58186

T4797	EPC		02	C	SIRM		27/04/1992	92201176.2

T4797	FRA	E	02	C	SIRM	N

T4797	GBR	E	02	C	SIRM	N

T4797	GER	E	02	C	SIRM	N

T4797	IND		02	C	SIRM		31/03/1992	292/DEL/92

T4797	ITA	E	02	C	SIRM	N

T4797	JAP		02	C	SIRM	G	27/04/1992	108075/92	08/01/1999	2870622

T4797	KOS		02	C	SIRM	G	25/04/1992	7065/92	06/08/1999	227998

T4797	MEX		02	C	SIRM	G	28/04/1992	9201967	08/12/1995	180359

T4797	NET	E	02	C	SIRM	N

T4797	USA		02	B	SOC	G	29/04/1991	692839	20/07/1993	5229464

T4797	USR		02	C	SIRM	G	28/04/1992	5011482.05	10/01/1998	2101295

T4797	IND		03	C	SIRM		27/10/1998	3140/DEL/98

T4797	JAP		03	C	SIRM	I*	27/06/1994	144983/94

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
T4797	USA	03	B	SOC	G	29/06/1993	084683	21/03/1995	5399626

T4797	USA	04	B	SOC		13/12/1994	354704

T4797	CHN	05	C	SIRM		20/08/1999	99117954.4

T4797	USA	B	B	SOC	G	18/06/1993	080045	14/02/1995	5389701

T4797	USA	C	B	SOC	G	30/09/1993	130169	12/09/1995	5449718

T4797	USA	D	B	SOC	G	10/05/1994	241710	13/02/1996	5491193

T4797	USA	N	B	SOC	G	20/12/1996	08/770915	11/11/1997	5686535

*	Will be abandoned by not requesting examination by 27/06/2001

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Termination of anionic polymerization using hydrogen gas

T4802	BEL	EP	C	SIRM	G	13/05/1991	91909479.7	31/08/1994	0528919

T4802	BRA	P	C	SIRM	G	13/05/1991	PI-9106462-7	30/05/2000	PI-9106462-7

T4802	CAN	P	C	SHC	G	13/05/1991	2080595	28/12/1999	2080595

T4802	CHN		C	SIRM	G	13/05/1991	91103050.6	02/12/1995	32902

T4802	CZE		C	SIRM	G	13/05/1991	PV 1396-91	30/06/1996	281228

T4802	FRA	EP	C	SIRM	G	13/05/1991	91909479.7	31/08/1994	0528919

T4802	GBR	EP	C	SIRM	G	13/05/1991	91909479.7	31/08/1994	0528919

T4802	GER	EP	C	SIRM	G	13/05/1991	91909479.7	31/08/1994	P69103751.5-08

T4802	GRE	EP	C	SIRM	G	13/05/1991	91909479.7	31/08/1994	940402980

T4802	HUN	P	C	SIRM		13/05/1991	P9203560

T4802	ITA	EP	C	SIRM	G	13/05/1991	91909479.7	31/08/1994	0528919

T4802	JAP	P	C	SIRM	G	13/05/1991	509257/91	01/10/1999	2986212

T4802	NET	EP	C	SIRM	G	13/05/1991	91909479.7	31/08/1994	0528919

T4802	POR		C	SIRM	G	14/05/1991	97647	21/05/1998	97647

T4802	SIN		C	SIRM	G	05/04/1995	P9590620	31/10/1995	P9590620-2

T4802	SLK		C	SIRM	G	13/05/1991	PV 1396/91	20/08/1998	279450

T4802	SPA	EP	C	SIRM	G	13/05/1991	91909479.7	31/08/1994	2059138

T4802	SWE	EP	C	SIRM	G	13/05/1991	91909479.7	31/08/1994	91909479.7

CASE				B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
T4802	SWI	EP		C	SIRM	G	13/05/1991	91909479.7	31/08/1994	0528919

T4802	USA			B	SOC	G	14/05/1990	522693	01/09/1992	5143990

T4802	USR	P		C	SIRM	G	13/05/1991	92016364.05	27/06/1998	2114126

T4802	USA		02	B	SOC	G	15/04/1991	685111	29/09/1992	5151475

T4802	USA		03	B	SOC	G	17/08/1992	929747	16/03/1993	5194530

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Low stress relaxation extrudable elastomeric composition

T4807	USA		B	SOC	G	23/04/1990	513417	03/03/1992	5093422

T4807	USA	A	B	SOC	G	27/09/1991	766373	19/04/1994	5304599

CASE				B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Melt metalation of block copolymers

T4813	BEL	E		C	SIRM	G	22/08/1991	91202161.5	05/07/1995	0475495

T4813	CAN			C	SHC		21/08/1991	2049603

T4813	FRA	E		C	SIRM	G	22/08/1991	91202161.5	05/07/1995	0475495

T4813	GBR	E		C	SIRM	G	22/08/1991	91202161.5	05/07/1995	0475495

T4813	GER	E		C	SIRM	G	22/08/1991	91202161.5	05/07/1995	P69110998.2-08

T4813	ITA	E		C	SIRM	G	22/08/1991	91202161.5	05/07/1995	0475495

T4813	JAP			C	SIRM	G	21/08/1991	209289/91	15/10/1999	2991825

T4813	KOS			C	SIRM	G	20/08/1991	14317/91	28/12/1998	185671

T4813	NET	E		C	SIRM	G	22/08/1991	91202161.5	05/07/1995	0475495

T4813	SPA	E		C	SIRM	G	22/08/1991	91202161.5	05/07/1995	2074217

T4813	TAI			C	SIRM	G	30/07/1991	80105933	22/07/1992	NI-55641

T4813	USA		02	B	SOC	G	10/04/1992	866281	04/01/1994	5276101

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Selective hydrogenation of conjugated diolefin polymers

T4816	AUT	E	C	SIRM	G	13/05/1991	91201154.1	26/07/1995	E125552

T4816	BEL	E	C	SIRM	G	13/05/1991	91201154.1	26/07/1995	0460725

T4816	BRA		C	SIRM	G	13/05/1991	PI-9101957-5	22/08/2000	PI-9101957-5

T4816	CAN		C	SHC		13/05/1991	2042438

T4816	CHN		C	SIRM	G	13/05/1991	91103051.4	10/12/1997	91103051.4

T4816	CZE		C	SIRM	G	13/05/1991	1397/91	17/10/1995	280294

T4816	FRA	E	C	SIRM	G	13/05/1991	91201154.1	26/07/1995	0460725

T4816	GBR	E	C	SIRM	G	13/05/1991	91201154.1	26/07/1995	0460725

T4816	GER	E	C	SIRM	G	13/05/1991	91201154.1	26/07/1995	P69111519.2-08

T4816	HUN		C	SIRM	G	13/05/1991	1594/91	30/06/1995	211067

T4816	ITA	E	C	SIRM	G	13/05/1991	91201154.1	26/07/1995	0460725

T4816	JAP		C	SIRM		13/05/1991	137282/91

T4816	KOS		C	SIRM	G	13/05/1991	7695/91	28/12/1998	185670

T4816	LUX	E	C	SIRM	G	13/05/1991	91201154.1	26/07/1995	0460725

T4816	NET	E	C	SIRM	G	13/05/1991	91201154.1	26/07/1995	0460725

T4816	POR		C	SIRM	G	14/05/1991	97648	21/05/1998	97648

T4816	SIN		C	SIRM	G	23/08/1996	/	13/09/1996	P9691902-2

T4816	SLK		C	SIRM	G	13/05/1991	PV 1397/91	17/06/1998	279294

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
T4816	SPA	E	C	SIRM	G	13/05/1991	91201154.1	26/07/1995	2074647

T4816	SWI	E	C	SIRM	G	13/05/1991	91201154.1	26/07/1995	0460725

T4816	TAI		C	SIRM	G	13/05/1991	80103703	28/01/1993	NI-58700

T4816	USA		B	SOC	G	29/05/1990	529807	13/08/1991	5039755

T4816	USR		C	SIRM	G	13/05/1991	4895493/05	10/10/1996	2067589

CASE		B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Removal of group VIII metal catalyst from polymer cements by extraction with aqueous dicarboxylic acid

T4822	USA	B	SOC	G	16/04/1990	515999	17/12/1991	5073621

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Block copolymer of polyalkylene and halogenated poly (vinyl aromatic)

T4840	USA	A	B	SOC	G	17/02/1995	394528	20/08/1996	5548030

T4840	USA	B	B	SOC	G	17/02/1995	394529	27/05/1997	5633324

T4840	USA	N	B	SOC	G	05/12/1994	349705	17/06/1997	5639830

CASE				B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Color prevention in titanium catalyzed hydrogenated diene polymers

T4867	BEL	E		C	SIRM	G	26/05/1993	93201520.9	27/09/1995	0572094

T4867	BRA			C	SIRM	G	26/05/1993	PI-9302069-4	25/07/2000	PI9302069-4

T4867	CHN			C	SIRM	G	26/05/1993	93106468.6	24/06/2000	59894

T4867	FRA	E		C	SIRM	G	26/05/1993	93201520.9	27/09/1995	0572094

T4867	GBR	E		C	SIRM	G	26/05/1993	93201520.9	27/09/1995	0572094

T4867	GER	E		C	SIRM	G	26/05/1993	93201520.9	27/09/1995	P69300540.8-08

T4867	IND			C	SIRM		12/05/1993	475/DEL/93

T4867	ITA	E		C	SIRM	G	26/05/1993	93201520.9	27/09/1995	0572094

T4867	KOS			C	SIRM		25/05/1993	9248/93

T4867	MEX			C	SIRM	G	26/05/1993	933083	04/04/1997	184328

T4867	NET	E		C	SIRM	G	26/05/1993	93201520.9	27/09/1995	0572094

T4867	RUS			C	SIRM	G	26/05/1993	93005333.05	27/03/1999	2128189

T4867	SPA	E		C	SIRM	G	26/05/1993	93201520.9	27/09/1995	2077466

T4867	TAI			C	SIRM	G	05/05/1993	82103516	03/08/1995	NI-070899

T4867	USA			B	SOC	G	28/05/1992	889349	07/09/1993	5242961

T4867	USA		A	B	SOC	G	16/04/1993	049685	18/01/1994	5280058

T4867	USA		B	B	SOC	G	16/04/1993	049690	18/01/1994	5280059

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Selective partial hydrogenation of conjugated diolefin polymers

T4872	BEL	E	C	SIRM	G	09/08/1993	93202349.2	26/05/1999	0584860

T4872	FRA	E	C	SIRM	G	09/08/1993	93202349.2	26/05/1999	0584860

T4872	GBR	E	C	SIRM	G	09/08/1993	93202349.2	26/05/1999	0584860

T4872	GER	E	C	SIRM	G	09/08/1993	93202349.2	26/05/1999	P69325059.3-08

T4872	ITA	E	C	SIRM	G	09/08/1993	93202349.2	26/05/1999	0584860

T4872	JAP		C	SIRM		09/08/1993	197205/93

T4872	NET	E	C	SIRM	G	09/08/1993	93202349.2	26/05/1999	0584860

T4872	USA		B	SOC	G	10/08/1992	927904	07/09/1993	5242986 175

CASE		B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Selective hydrogenation of conjugated diolefin polymers with rare earth catalysts

T4873	USA	B	SOC	G	13/05/1991	699028	05/01/1993	5177155

CASE				B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Block copolymer dispersions and process to prepare block copolymer dispersions

T4876	BEL	E		C	SIRM	G	25/09/1991	91202501.2	03/05/1995	0478089

T4876	CAN			C	SHC		26/09/1991	2052291

T4876	FRA	E		C	SIRM	G	25/09/1991	91202501.2	03/05/1995	0478089

T4876	GBR	E		C	SIRM	G	25/09/1991	91202501.2	03/05/1995	0478089

T4876	GER	E		C	SIRM	G	25/09/1991	91202501.2	03/05/1995	P69109427.6-08

T4876	ITA	E		C	SIRM	G	25/09/1991	91202501.2	03/05/1995	0478089

T4876	JAP			C	SIRM		26/09/1991	247972/91

T4876	KOS			C	SIRM	G	25/09/1991	16675/91	28/01/1999	192153

T4876	NET	E		C	SIRM	G	25/09/1991	91202501.2	03/05/1995	0478089

T4876	SPA	E		C	SIRM	G	25/09/1991	91202501.2	03/05/1995	2071905

T4876	TAI			C	SIRM	G	17/09/1991	80107335	22/11/1993	NI-63048

T4876	USA			B	SOC	G	28/09/1990	590386	09/06/1992	5120765

T4876	USA		A	B	SOC	G	12/12/1991	805770	25/08/1992	5141986

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Depolymerization of conjugated diene polymers

T4885	BEL	E	C	SIRM	G	28/10/1992	92203328.7	10/04/1996	0540122

T4885	BRA		C	SIRM	G	28/10/1992	PI-9204185-0	25/11/1997	PI-9204185-0

T4885	FRA	E	C	SIRM	G	28/10/1992	92203328.7	10/04/1996	0540122

T4885	GBR	E	C	SIRM	G	28/10/1992	92203328.7	10/04/1996	0540122

T4885	GER	E	C	SIRM	G	28/10/1992	92203328.7	10/04/1996	P69209773.2-08

T4885	ITA	E	C	SIRM	G	28/10/1992	92203328.7	10/04/1996	0540122

T4885	JAP		C	SIRM		28/10/1992	290025/92

T4885	KOS		C	SIRM	G	27/10/1992	19847/92	15/12/1999	247948

T4885	NET	E	C	SIRM	G	28/10/1992	92203328.7	10/04/1996	0540122

T4885	SPA	E	C	SIRM	G	28/10/1992	92203328.7	10/04/1996	2085555

T4885	TAI		C	SIRM	G	06/10/1992	81107934	07/11/1995	NI-072198

T4885	USA		B	SOC	G	30/10/1991	785114	10/11/1992	5162446

CASE		B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE One phase melt radial polymer

T4893	USA	B	SOC	G	27/09/1991	766252	30/11/1993	5266648

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Functionalized block copolymers cured with isocyanates

T4912	USA	C	B	SOC		18/04/1995	423438

T4912	USA	E		SOC		30/03/2000	09/538585

T4912	USA	F		SOC		30/03/2000	09/538586

CASE		B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Process for the reduction of diene polymer hot melt adhesive color

T4913	USA	B	SOC	G	09/09/1991	756666	08/09/1992	5145896

CASE		B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Polymers having stable anhydride rings

T4916	USA	B	SOC	G	08/05/1992	880280	08/06/1993	5218053

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Butadiene polymers having terminal silyl groups

T4917	BEL	EP	C	SIRM	G	07/09/1995	94911174.4	11/06/1997	0688341

T4917	BRA	P	C	SIRM		08/09/1995	PI-9405897-0

T4917	CHN	P	C	SIRM	G	28/09/1995	94191643.X	28/07/2000	59558

T4917	EPC	P	C	SIRM	G	07/09/1995	94911174.4	11/06/1997	0688341

T4917	FRA	EP	C	SIRM	G	07/09/1995	94911174.4	11/06/1997	0688341

T4917	GBR	EP	C	SIRM	G	07/09/1995	94911174.4	11/06/1997	0688341

T4917	GER	EP	C	SIRM	G	07/09/1995	94911174.4	11/06/1997	P69403784.2-08

T4917	ITA	EP	C	SIRM	G	07/09/1995	94911174.4	11/06/1997	0688341

T4917	JAP	P	C	SIRM		07/09/1995	519609/94

T4917	KOS	P	C	SIRM		07/09/1995	703814/95

T4917	MEX		C	SIRM	G	09/03/1994	941741	02/02/1998	187941

T4917	NET	EP	C	SIRM	G	07/09/1995	94911174.4	11/06/1997	0688341

T4917	SPA	EP	C	SIRM	G	07/09/1995	94911174.4	11/06/1997	2102850

T4917	TAI		C	SIRM	G	01/03/1994	83101745	12/04/1996	NI-075406

T4917	USA		B	SOC	G	11/03/1993	029866	09/08/1994	5336726

CASE		B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Low temperature conversion of polymerized esters

T4932	USA	B	SOC	G	21/12/1992	994152	16/08/1994	5338802

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Epoxidized diene elastomers for exterior block crosslinking

T4941	BEL	E	C	SIRM	G	02/04/1993	93200949.1	18/08/1999	0564050

T4941	FRA	E	C	SIRM	G	02/04/1993	93200949.1	18/08/1999	0564050

T4941	GBR	E	C	SIRM	G	02/04/1993	93200949.1	18/08/1999	0564050

T4941	GER	E	C	SIRM	G	02/04/1993	93200949.1	18/08/1999	P69326032.7-08

T4941	ITA	E	C	SIRM	G	02/04/1993	93200949.1	18/08/1999	0564050

T4941	JAP		C	SIRM		01/04/1993	75806/93

T4941	NET	E	C	SIRM	G	02/04/1993	93200949.1	18/08/1999	0564050

T4941	SPA	E	C	SIRM	G	02/04/1993	93200949.1	18/08/1999	0564050

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Method of removing lithium compounds from a polymer

T4961	BEL	E	C	SIRM	G	26/07/1993	93202223.9	29/10/1997	0581386

T4961	FRA	E	C	SIRM	G	26/07/1993	93202223.9	29/10/1997	0581386

T4961	GBR	E	C	SIRM	G	26/07/1993	93202223.9	29/10/1997	0581386

T4961	GER	E	C	SIRM	G	26/07/1993	93202223.9	29/10/1997	P69314869.1-08

T4961	ITA	E	C	SIRM	G	26/07/1993	93202223.9	29/10/1997	0581386

T4961	JAP		C	SIRM		26/07/1993	184078/93

T4961	NET	E	C	SIRM	G	26/07/1993	93202223.9	29/10/1997	0581386

T4961	USA		B	SOC	G	28/07/1992	920694	15/06/1993	5220100

CASE		B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Asphalt-diene polymer composition with improved adhesion to polar materials

T4963	USA	B	SOC	G	13/05/1991	699022	14/07/1992	5130354

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Method for removing a polymerization catalyst

T4965	BEL	E	C	SIRM	G	28/10/1992	92203327.9	03/01/1996	0540121

T4965	FRA	E	C	SIRM	G	28/10/1992	92203327.9	03/01/1996	0540121

T4965	GBR	E	C	SIRM	G	28/10/1992	92203327.9	03/01/1996	0540121

T4965	GER	E	C	SIRM	G	28/10/1992	92203327.9	03/01/1996	P69207349.3-08

T4965	ITA	E	C	SIRM	G	28/10/1992	92203327.9	03/01/1996	0540121

T4965	JAP		C	SIRM		28/10/1992	290026/92

T4965	NET	E	C	SIRM	G	28/10/1992	92203327.9	03/01/1996	0540121

T4965	SPA	E	C	SIRM	G	28/10/1992	92203327.9	03/01/1996	2081038

T4965	USA		B	SOC	G	30/10/1991	785579	05/01/1993	5177297

CASE		B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE 100% triblock hydrogenated styrene-isoprene-styrene block copolymer composition adhesives

T4973	USA	B	SOC	G	20/05/1991	703068	11/05/1993	5210147

CASE		B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Process for making water-based latexes of block copolymers

T4982	USA	B	SOC	G	21/01/1994	184629	24/10/1995	5461104

CASE				B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Improved process for selective hydrogenation of conjugated diolefin polymers

T4998	BEL	E		C	SIRM	G	07/09/1992	92202700-8	10/01/1996	0532099

T4998	BRA			C	SIRM	G	04/09/1992	PI-9203462-4	16/05/2000	PI9203462-4

T4998	CHN			C	SIRM	G	07/09/1992	92110490.1	30/10/1999	51791

T4998	FRA	E		C	SIRM	G	07/09/1992	92202700-8	10/01/1996	0532099

T4998	GBR	E		C	SIRM	G	07/09/1992	92202700-8	10/01/1996	0532099

T4998	GER	E		C	SIRM	G	07/09/1992	92202700-8	10/01/1996	P69207524.0-08

T4998	IND			C	SIRM		18/08/1992	729/DEL/92

T4998	ITA	E		C	SIRM	G	07/09/1992	92202700-8	10/01/1996	0532099

T4998	JAP			C	SIRM		07/09/1992	238428/92

T4998	KOS			C	SIRM	G	07/09/1992	16320/92	24/01/2000	253471

T4998	MEX			C	SIRM	G	07/09/1992	925114	15/03/1996	181072

T4998	NET	E		C	SIRM	G	07/09/1992	92202700-8	10/01/1996	0532099

T4998	SPA	E		C	SIRM	G	07/09/1992	92202700-8	10/01/1996	2082349

T4998	TAI			C	SIRM	G	19/08/1992	81106553	14/01/1994	NI-63724

T4998	USA			B	SOC	G	09/09/1991	756392	21/07/1992	5132372

T4998	USR			C	SIRM	G	07/09/1992	5052662.05	20/10/1997	2093524

T4998	USA		02	B	SOC	G	01/07/1992	907349	27/04/1993	5206307

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Polystyrene-containing bituminous composition

T5047	AUT	E	C	SIRM	G	11/02/1988		28/04/1993	E88740

T5047	BEL	E	C	SIRM	G	11/02/1988		28/04/1993	0280357

T5047	BRA		C	SIRM	G	12/02/1988	PI-8800612-3	28/06/1994	PI-8800612-3

T5047	CAN		C	SHC	G	22/01/1988	557127	16/03/1993	1314642

T5047	DEN		C	SIRM	G	12/02/1988	715/88	16/10/1995	170536

T5047	FIN		C	SIRM	G	12/02/1988	880662	10/01/1996	95282

T5047	FRA	E	C	SIRM	G	11/02/1988		28/04/1993	0280357

T5047	GBR	E	C	SIRM	G	11/02/1988		28/04/1993	0280357

T5047	GEW	E	C	SIRM	G	11/02/1988		28/04/1993	P3880530.8-08

T5047	GRE	E	C	SIRM	G	11/02/1988		28/04/1993	3007755

T5047	HUN		C	SIRM	G	12/02/1988	691/88	28/08/1990	201791

T5047	ITA	E	C	SIRM	G	11/02/1988		28/04/1993	0280357

T5047	JAP		C	SIRM	G	12/02/1988	30673/88	11/04/1997	2625470

T5047	KOS		C	SIRM	G	11/02/1988	1318/88	21/04/1997	114512

T5047	LUX	E	C	SIRM	G	11/02/1988		28/04/1993	0280357

T5047	NET	E	C	SIRM	G	11/02/1988		28/04/1993	0280357

T5047	NOR		C	SIRM	G	12/02/1988	880634	16/03/1994	174107

T5047	SOU		C	SRL	G	12/02/1988	88/0988	28/09/1988	88/0988

CASE				B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
T5047	SPA	E		C	SIRM	G	11/02/1988		28/04/1993	2040319

T5047	SWE	E		C	SIRM	G	11/02/1988		28/04/1993	88200262.9

T5047	SWI	E		C	SIRM	G	11/02/1988		28/04/1993	0280357

T5047	VEN			C	SIRM	G	11/03/1988	379/88	16/01/1994	52028

T5047	USA		N	C	SOC	G	30/12/1988	293532	27/02/1990	4904713

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Protected functional initiators for making terminally functionalized polymers

TH0010	USA		B	SOC	G	22/11/1993	155665	21/02/1995	5391663

TH0010	USA	B	B	SOC	G	05/10/1995	539467	18/03/1997	5612435

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Method for producing coupled asymmetric polymers

TH0033	AUT	EP	C	SIRM	G	08/03/1996	94928333.7	25/03/1998	E164382

TH0033	BEL	EP	C	SIRM	G	08/03/1996	94928333.7	25/03/1998	0717756

TH0033	BRA	P	C	SIRM		07/03/1996	PI-9407436 - 4

TH0033	CHN	P	C	SIRM		09/04/1996	94193711.9

TH0033	DEN	EP	C	SIRM	G	08/03/1996	94928333.7	25/03/1998	0717756

TH0033	EIR	EP	C	SIRM	G	08/03/1996	94928333.7	25/03/1998	E79526

TH0033	FRA	EP	C	SIRM	G	08/03/1996	94928333.7	25/03/1998	0717756

TH0033	GBR	EP	C	SIRM	G	08/03/1996	94928333.7	25/03/1998	0717756

TH0033	GER	EP	C	SIRM	G	08/03/1996	94928333.7	25/03/1998	P69409246.0-08

TH0033	GRE	EP	C	SIRM	G	08/03/1996	94928333.7	25/03/1998	3026736

TH0033	ITA	EP	C	SIRM	G	08/03/1996	94928333.7	25/03/1998	0717756

TH0033	JAP	P	C	SIRM		07/03/1996	508471/95

TH0033	KOS	P	C	SIRM		09/03/1996	701217/96

TH0033	MEX		C	SIRM	G	08/09/1994	946895	15/03/1999	191457

TH0033	NET	EP	C	SIRM	G	08/03/1996	94928333.7	25/03/1998	0717756

TH0033	POR	EP	C	SIRM	G	08/03/1996	94928333.7	25/03/1998	0717756

TH0033	SPA	EP	C	SIRM	G	08/03/1996	94928333.7	25/03/1998	2114702

TH0033	SWE	EP	C	SIRM	G	08/03/1996	94928333.7	25/03/1998	94928333.7

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TH0033	SWI	EP	C	SIRM	G	08/03/1996	94928333.7	25/03/1998	0717756

TH0033	TAI		C	SIRM	G	23/08/1994	83107740	29/02/1996	NI-074552

TH0033	USA		B	SOC	G	10/09/1993	120116	01/11/1994	5360875

CASE		B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Process for the preparation of random copolymers of conjugated dienes and vinyl aromatic compounds

TH0087	USA	B	SOC		29/06/1993	084685

CASE		B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Torchable Roll Roofing Composition

TH0090	USA	B	SOC	G	23/02/1994	200256	05/09/1995	5447775

CASE		B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Crosslinkable low viscosity star polymers

TH0095	JAP	C	SIRM	I*	08/07/1994	157617/94

*	Will be abandoned by not requesting examination by 08/07/2001

CASE		B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE High molecular weight low coupled linear Styrene-Isoprene-Styrene Block Copolymer Composition and adhesives made therefrom

TH0103	USA	B	SOC	G	22/02/1994	199401	02/05/1995	5412032

CASE		B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Method for preparing asymmetric radial copolymers

TH0116	JAP	C	SlRM	I*	07/11/1994	272346/94

*	Will be abandoned by not requesting examination by 07/11/2001

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Hydrogenated asymmetric radial copolymers

TH0117	BEL	EP	C	SIRM	G	08/05/1996	95900677.6	15/07/1998	0728156

TH0117	BRA	P	C	SIRM		07/05/1996	PI-9407997-8

TH0117	CHN	P	C	SIRM	G	09/05/1996	94194077.2	04/09/1999	48401

TH0117	FRA	EP	C	SIRM	G	08/05/1996	95900677.6	15/07/1998	0728156

TH0117	GBR	EP	C	SIRM	G	08/05/1996	95900677.6	15/07/1998	0728156

TH0117	GER	EP	C	SIRM	G	08/05/1996	95900677.6	15/07/1998	P69411754.4-08

TH0117	ITA	EP	C	SIRM	G	08/05/1996	95900677.6	15/07/1998	0728156

TH0117	JAP	P	C	SIRM		07/05/1996	513579/95

TH0117	KOS	P	C	SIRM		08/05/1996	702415/96

TH0117	NET	EP	C	SIRM	G	08/05/1996	95900677.6	15/07/1998	0728156

TH0117	SPA	EP	C	SIRM	G	08/05/1996	95900677.6	15/07/1998	2120709

TH0117	TAI		C	SIRM		26/10/1994	83109884

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Use of monohydroxylated polydienes in hydroxyl functional resins

TH0139	USA		B	SOC	G	24/06/1993	082215	03/01/1995	5378761

TH0139	USA	N	B	SOC	G	31/08/1994	298701	10/09/1996	5554691

CASE		B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE A process for improving the color of selectively hydrogenated block copolymers modified with acid compounds or derivatives

TH0141	USA	B	SOC	G	29/07/1993	099022	11/04/1995	5405914 200

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Improved blends of polystyrene/polypropylene grafted polymers and elasteric block copolymers

TH0144	USA		B	SOC	G	10/11/1993	150936	03/01/1995	5378760

TH0144	USA	A	B	SOC	G	31/08/1994	298628	24/10/1995	5461111

CASE				B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Alkoxy silyl capping agents for making terminally functionalized polymers

TH0152	BEL	EP		C	SIRM	G	21/04/1997	95937847.2	19/01/2000	0788517

TH0152	BRA	P		C	SIRM		25/04/1997	PI-9509435-0

TH0152	CAN	P		C	SIRM		24/04/1997	2203660

TH0152	CHN	P		C	SIRM		28/04/1997	95195933.6

TH0152	FRA	EP		C	SIRM	G	21/04/1997	95937847.2	19/01/2000	0788517

TH0152	GBR	EP		C	SIRM	G	21/04/1997	95937847.2	19/01/2000	0788517

TH0152	GER	EP		C	SIRM	G	21/04/1997	95937847.2	19/01/2000	0788517

TH0152	ITA	EP		C	SIRM	G	21/04/1997	95937847.2	19/01/2000	0788517

TH0152	JAP	P		C	SIRM		25/04/1997	514305/96

TH0152	KOS	P		C	SIRM		26/04/1997	702756/97

TH0152	MEX	P		C	SIRM	G	24/04/1997	973010	11/07/2000	197440

TH0152	NET	EP		C	SIRM	G	21/04/1997	95937847.2	19/01/2000	0788517

TH0152	SOU			C	SIRM	G	25/10/1995	95/9022	31/07/1996	95/9022

TH0152	SPA	EP		C	SIRM	G	21/04/1997	95937847.2	19/01/2000	0788517

TH0152	TAI			C	SIRM		03/10/1995	84110317

TH0152	USA			B	SOC	G	27/10/1994	330054	26/12/1995	5478899

TH0152	USA		A	B	SOC	G	03/08/1995	510928	20/08/1996	5548025

CASE		B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Coreactive conjugated diene polymer compositions which phase separate when cured

TH0206	USA	B	SOC	G	12/07/1993	090855	18/10/1994	5356993

CASE		B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Improved process for radiation cured conjugated diene-vinyl aromatic hydrocarbon block copolymers

TH0207	JAP	C	SIRM	I*	08/07/1994	157520/94

*	Will be abandoned by not requesting examination by 08/07/2001

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE PROCESS FOR MAKING SUBMICRON STABLE LATEXES OF HYDROGENATED BLOCK COPOLYMERS

TH0208	USA	N	B	SOC	G	30/12/1996	08/775469	18/11/1997	5688856

CASE		B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Asphalt composition containing epoxidized polymers

TH0209	USA	B	SOC	G	19/08/1994	293355	19/09/1995	5451619

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Compatible blends of epoxy resins and epoxidized polydienes

TH0210	BEL	EP	C	SIRM	G	09/01/1996	94921644.4	12/11/1997	0708791

TH0210	BRA	P	C	SIRM	G	10/01/1996	PI-9406883-6	03/10/2000	PI-9406883-6

TH0210	CAN	P	C	SIRM		10/01/1996	2166969

TH0210	CHN	P	C	SIRM	G	11/01/1996	94192756.3	04/09/1999	50039

TH0210	FRA	EP	C	SIRM	G	09/01/1996	94921644.4	12/11/1997	0708791

TH0210	GBR	EP	C	SIRM	G	09/01/1996	94921644.4	12/11/1997	0708791

TH0210	GER	EP	C	SIRM	G	09/01/1996	94921644.4	12/11/1997	P69406791.1-08

TH0210	ITA	EP	C	SIRM	G	09/01/1996	94921644.4	12/11/1997	0708791

TH0210	JAP	P	C	SIRM		10/01/1996	504343/95

TH0210	KOS	P	C	SIRM		11/01/1996	700130/96

TH0210	MEX		C	SIRM		08/07/1994	945227

TH0210	NET	EP	C	SIRM	G	09/01/1996	94921644.4	12/11/1997	0708791

TH0210	SPA	EP	C	SIRM	G	09/01/1996	94921644.4	12/11/1997	2109711

TH0210	TAI		C	SIRM	G	05/07/1994	83106152	29/04/1997	NI-083289

TH0210	USA		B	SOC	G	12/07/1993	090856	26/07/1994	5332783

CASE		B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Crosslinkable low viscosity star polymer blends

TH0211	USA	B	SOC	G	12/07/1993	090852	29/08/1995	5446104

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Asphalt composition with improved processability

TH0229	USA	02	B	SOC	G	10/10/1996	08/728456	17/02/1998	5718752

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE HIGH IMPACT POLYPHENYLENE ETHER/STYRENE RESIN/ELASTOMER COMPOSITION

TH0232	BEL	E	C	SIRM	N

TH0232	BRA		C	SIRM		01/04/1997	PI-9701606-3

TH0232	CAN		C	SIRM		01/04/1997	2201449

TH0232	CHN		C	SIRM		01/04/1997	97111644.X

TH0232	EPC		C	SIRM		02/04/1997	97200971.6

TH0232	FRA	E	C	SIRM	N

TH0232	GBR	E	C	SIRM	N

TH0232	GER	E	C	SIRM	N

TH0232	IND		C	SIRM		25/03/1997	744/DEL/97

TH0232	ITA	E	C	SIRM	N

TH0232	JAP		C	SIRM		01/04/1997	83010/97

TH0232	KOS		C	SIRM		01/04/1997	11985/97

TH0232	MEX		C	SIRM		01/04/1997	972369

TH0232	NET	E	C	SIRM	N

TH0232	SIN		C	SIRM	G	01/04/1997	9701033-4	18/04/2000	54489

TH0232	SPA	E	C	SIRM	N			19/06/2000	112075

TH0232	SWE	E	C	SIRM	N

TH0232	TAI		C	SIRM	G	08/04/1997	86104412

TH0232	TUR		C	SIRM		02/04/1997	97/00259

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Dissimilar arm asymmetric radial or star block copolymers for adhesives and sealants

TH0252	AUS		C	SIRM	G	07/11/1994	77679/94	23/04/1998	684836

TH0252	AUT	E	C	SIRM	G	04/11/1994	94203215.2	16/09/1998	E171196

TH0252	BEL	E	C	SIRM	G	04/11/1994	94203215.2	16/09/1998	0653449

TH0252	BRA		C	SIRM		07/11/1994	PI-9404363-9

TH0252	CAN		C	SHC		07/11/1994	2135266

TH0252	CHN		C	SIRM		07/11/1994	94118158.8

TH0252	DEN	E	C	SIRM	G	04/11/1994	9420321B.2	16/09/1998	0653449

TH0252	EIR	E	C	SIRM	G	04/11/1994	94203215.2	16/09/1998	0653449

TH0252	FRA	E	C	SIRM	G	04/11/1994	94203215.2	16/09/1998	0653449

TH0252	GBR	E	C	SIRM	G	04/11/1994	94203215.2	16/09/1998	0653449

TH0252	GER	E	C	SIRM	G	04/11/1994	94203215.2	16/09/1998	P69413350.7-08

TH0252	GRE	E	C	SIRM	G	04/11/1994	94203215.2	16/09/1998	3028350

TH0252	ITA	E	C	SIRM	G	04/11/1994	94203215.2	16/09/1998	0653449

TH0252	JAP		C	SIRM		07/11/1994	272729/94

TH0252	KOS		C	SIRM		08/11/1994	29168/94

TH0252	MEX		C	SIRM	G	07/11/1994	948622	24/05/2000	196603

TH0252	NET	E	C	SIRM	G	04/11/1994	94203215.2	16/09/1998	0653449

TH0252	NOR		C	SIRM	G	07/11/1994	944243	11/09/2000	308415

CASE				B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TH0252	POR	E		C	SIRM	G	04/11/1994	94203215.2	16/09/1998	0653449

TH0252	RUS			C	SIRM	G	08/11/1994	94040180	20/01/2000	2144544

TH0252	SPA	E		C	SIRM	G	04/11/1994	94203215.2	16/09/1998	2120565

TH0252	SWE	E		C	SIRM	G	04/11/1994	94203215.2	16/09/1998	94203215.2

TH0252	SWI	E		C	SIRM	G	04/11/1994	94203215.2	16/09/1998	0653449

TH0252	TAI			C	SIRM	G	18/10/1994	83109648	17/08/1996	NI-077745

TH0252	USA			B	SOC	G	09/11/1993	149595	28/02/1995	5393841

TH0252	USA		02	B	SOC	G	09/11/1994	336632	23/01/1996	5486574

TH0252	USA		C	B	SOC	G	02/10/1995	537482	17/06/1997	5639831

TH0252	USA		D	B	SOC	G	02/10/1995	537498	11/03/1997	5610238

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Low viscosity terminally functionalized isoprene polymers

TH0259	BEL	EP	C	SIRM	G	30/05/1996	95903309.3	08/07/1998	0733076

TH0259	BRA	P	C	SIRM		30/05/1996	PI-9408198-0

TH0259	FRA	EP	C	SIRM	G	30/05/1996	95903309.3	08/07/1998	0733076

TH0259	GBR	EP	C	SIRM	G	30/05/1996	95903309.3	08/07/1998	0733076

TH0259	GER	EP	C	SIRM	G	30/05/1996	95903309.3	08/07/1998	P69411587.8-08

TH0259	ITA	EP	C	SIRM	G	30/05/1996	95903309.3	08/07/1998	0733076

TH0259	JAP	P	C	SIRM		30/05/1996	515397/95

TH0259	KOS	P	C	SIRM		31/05/1996	702870/96

TH0259	NET	EP	C	SIRM	G	30/05/1996	95903309.3	08/07/1998	0733076

TH0259	SPA	EP	C	SIRM	G	30/05/1996	95903309.3	08/07/1998	2118543

TH0259	TAI		C	SIRM	G	22/11/1994	83110862	19/10/1999	NI-103809

TH0259	USA		B	SOC	G	01/12/1993	160341	27/12/1994	5376745

CASE		B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Impact modification of polypropylene with styrene/isoprene triblock copolymers

TH0262	JAP	C	SIRM		01/11/1994	269052/94

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Impact modification of propylene with styrene/isoprene tetrablock copolymers

TH0263	JAP		C	SIRM		01/11/1994	269053/94

TH0263	USA	N	B	SOC	G	14/09/1994	305612	20/02/1996	5492967

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Concurrent epoxidation and catalyst residue extraction

TH0272	BEL	EP	C	SIRM	G	03/11/1997	96917383.0	10/03/1999	0826007

TH0272	BRA	P	C	SIRM		14/11/1997	PI-9608784-6

TH0272	CAN	P	C	SIRM		12/11/1997	2220956

TH0272	CHN	P	C	SIRM		11/12/1997	96194734.9

TH0272	FRA	EP	C	SIRM	G	03/11/1997	96917383.0	10/03/1999	0826007

TH0272	GBR	EP	C	SIRM	G	03/11/1997	96917383.0	10/03/1999	0826007

TH0272	GER	EP	C	SIRM	G	03/11/1997	96917383.0	10/03/1999	P69601707.5-08

TH0272	ITA	EP	C	SIRM	G	03/11/1997	96917383.0	10/03/1999	0826007

TH0272	JAP	P	C	SIRM		12/11/1997	534569/96

TH0272	KOS	P	C	SIRM		12/11/1997	708089/97

TH0272	MEX	P	C	SIRM		13/11/1997	978759

TH0272	NET	EP	C	SIRM	G	03/11/1997	96917383.0	10/03/1999	0826007

TH0272	SOU		C	SIRM	G	14/05/1996	96/3806	29/01/1997	96/3806

TH0272	SPA	EP	C	SIRM	G	03/11/1997	96917383.0	10/03/1999	2128862

TH0272	TAI		C	SIRM		25/06/1996	85107650

TH0272	USA		B	SOC	G	16/05/1995	442520	06/08/1996	5543472

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Protected functional initiated polymers capped with low surface energy fluorocarbons

TH0277	USA		B	SOC	G	20/12/1994	359805	23/01/1996	5486568

TH0277	USA	A	B	SOC	G	11/10/1995	540996	13/08/1996	5545691

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Radial hydrogenated block copolymers showing one phase melt behaviour

TH0280	USA	02	B	SOC		21/08/2000	09/643019

CASE		B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Process for producing high diblock content block copolymer compositions

TH0286	USA	B	SOC	G	17/05/1994	245097	30/05/1995	5420203

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Multiblock hydrogenated polymers for adhesives

TH0301	AUS	P	C	SIRM	G	31/05/1996	11073/95	04/06/1998	687131

TH0301	AUT	EP	C	SIRM	G	01/05/1996	94931557.6	04/02/1998	E163031

TH0301	BEL	EP	C	SIRM	G	01/05/1996	94931557.6	04/02/1998	0726927

TH0301	BRA	P	C	SIRM		30/04/1996	PI-9407936-6

TH0301	CAN	P	C	SIRM		01/05/1996	2175580

TH0301	CHN	P	C	SIRM		05/06/1996	94194396.8

TH0301	DEN	EP	C	SIRM	G	01/05/1996	94931557.6	04/02/1998	0726927

TH0301	EIR	EP	C	SIRM	G	01/05/1996	94931557.6	04/02/1998	E78809

TH0301	FRA	EP	C	SIRM	G	01/05/1996	94931557.6	04/02/1998	0726927

TH0301	GBR	EP	C	SIRM	G	01/05/1996	94931557.6	04/02/1998	0726927

TH0301	GER	EP	C	SIRM	G	01/05/1996	94931557.6	04/02/1998	P69408474.3-08

TH0301	ITA	EP	C	SIRM	G	01/05/1996	94931557.6	04/02/1998	0726927

TH0301	JAP	P	C	SIRM		01/05/1996	513020/95

TH0301	KOS	P	C	SIRM		02/05/1996	702287/96

TH0301	LUX	EP	C	SIRM	G	01/05/1996	94931557.6	04/02/1998	0726927

TH0301	NET	EP	C	SIRM	G	01/05/1996	94931557.6	04/02/1998	0726927

TH0301	NOR	P	C	SIRM		30/04/1996	961760

TH0301	POR	EP	C	SIRM	G	01/05/1996	94931557.6	04/02/1998	0726927

CASE				B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TH0301	RUS	P		C	SIRM	G	26/04/1996	96110885.04	20/12/2000	2160755

TH0301	SPA	EP		C	SIRM	G	01/05/1996	94931557.6	04/02/1998	2111966

TH0301	SWE	EP		C	SIRM	G	01/05/1996	94931557.6	04/02/1998	94931557.6

TH0301	SWI	EP		C	SIRM	G	01/05/1996	94931557.6	04/02/1998	0726927

TH0301	TAI			C	SIRM	G	02/11/1994	83110082	17/10/1996	NI-078927

TH0301	USA		D	B	SOC	G	26/10/1995	548719	06/05/1997	5627235

TH0301	USA		R	B	SOC	G	26/02/1997	08/805599	27/06/2000	RE 36757

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE TOUGHENED BLENDS OF ALPHA POLYAMIDES AND FUNCTIONALIZED BLOCK COPOLYMERS

TH0329	USA	02	B	SOC		27/04/1999	09/300622

CASE		B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Hydrogenation of polymers

TH0366	USA	B	SOC	G	17/11/1994	340966	23/01/2001	6177521

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE HYDROGENATED ELASTOMER PRIMED POLYOLEFIN FILM

TH0375	USA	N	B	SOC		06/10/1998	08/595094

CASE				B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE GEL-FREE PROCESS FOR MAKING FUNCTIONALIZED ANIONICALLY POLYMERIZED POLYMERS.

TH0403	BEL	EP		C	SIRM	N

TH0403	EPC	P		C	SIRM		12/04/2000	99907478.4

TH0403	FRA	EP		C	SIRM	N

TH0403	GBR	EP		C	SIRM	N

TH0403	GER	EP		C	SIRM	N

TH0403	ITA	EP		C	SIRM	N

TH0403	JAP	P		C	SIRM		02/08/2000	530548/2000

TH0403	KOS	P		C	SIRM		30/05/2000	7005894/2000

TH0403	NET	EP		C	SIRM	N

TH0403	SPA	EP		C	SIRM	N

TH0403	TAI			C	SIRM		10/02/1999	88102075

TH0403	USA		02	B	SOC		20/01/1999	09/234335

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Protected functional initiators for making terminally functionalized polymers

TH0404	BEL	E	C	SIRM	G	27/03/1995	95200765.6	09/08/2000	0675140

TH0404	BRA		C	SIRM		29/03/1995	PI-9501265-6

TH0404	CHN		C	SIRM		29/03/1995	95103792.7

TH0404	EPC		C	SIRM	G	27/03/1995	95200765.6	09/08/2000	0675140

TH0404	FRA	E	C	SIRM	G	27/03/1995	95200765.6	09/08/2000	0675140

TH0404	GBR	E	C	SIRM	G	27/03/1995	95200765.6	09/08/2000	0675140

TH0404	GER	E	C	SIRM	G	27/03/1995	95200765.6	09/08/2000	0675140

TH0404	ITA	E	C	SIRM	G	27/03/1995	95200765.6	09/08/2000	0675140

TH0404	JAP		C	SIRM		29/03/1995	72058/95

TH0404	KOS		C	SIRM		30/03/1995	7639/95

TH0404	MEX		C	SIRM	G	29/03/1995	951551	30/11/2000	199873

TH0404	NET	E	C	SIRM	G	27/03/1995	95200765.6	09/08/2000	0675140

TH0404	SOU		C	SIRM	G	29/03/1995	95/2554	31/01/1996	95/2554

TH0404	SPA	E	C	SIRM	G	27/03/1995	95200765.6	09/08/2000	0675140

TH0404	TAI		C	SIRM	G	09/02/1995	84101133	16/03/1998	NI-090804

TH0404	USA		B	SOC	G	31/03/1994	220804	16/05/1995	5416168

CASE				B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Epoxidized low viscosity rubber toughening modifiers for epoxy resins

TH0418	BEL	EP		C	SIRM	N

TH0418	BRA	P		C	SIRM		11/10/1996	PI-9507367-1

TH0418	CAN	P		C	SIRM		11/10/1996	2187763

TH0418	CHN	P		C	SIRM		14/11/1996	95193081.8

TH0418	EPC	P		C	SIRM		14/10/1996	95917318.8

TH0418	FRA	EP		C	SIRM	N

TH0418	GBR	EP		C	SIRM	N

TH0418	GER	EP		C	SIRM	N

TH0418	ITA	EP		C	SIRM	N

TH0418	JAP	P		C	SIRM		11/10/1996	526711/95

TH0418	KOS	P		C	SIRM		15/10/1996	705782/96

TH0418	MEX	P		C	SIRM		11/10/1996	964766

TH0418	NET	EP		C	SIRM	N

TH0418	SPA	EP		C	SIRM	N

TH0418	USA			B	SOC	G	15/04/1994	228324	26/12/1995	5478885 225

TH0418	USA		A	B	SOC		07/03/1995	399865

TH0418	USA		C	B	SOC		18/04/1995	423436

TH0418	USA		D	B	SOC		18/04/1995	423435

TH0418	USA		N	B	SOC		05/02/1996	596782

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Process for incorporation of epoxidized polydienes into epoxy resins

TH0420	USA	02	B	SOC	G	03/07/1996	08/675746	24/02/1998	5721316

CASE				B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Novel telechelic polymers are produced by ozonation degradation of diene polymers

TH0422	BEL	EP		C	SIRM	N

TH0422	EPC	P		C	SIRM	N

TH0422	FRA	EP		C	SIRM	N

TH0422	GBR	EP		C	SIRM	N

TH0422	GER	EP		C	SIRM	N

TH0422	ITA	EP		C	SIRM	N

TH0422	JAP	P		C	SIRM	N

TH0422	NET	EP		C	SIRM	N

TH0422	PCT			C	SIRM		30/11/1999	PCT/EP99/09368

TH0422	SPA	EP		C	SIRM	N

TH0422	USA		02	B	SOC		24/11/1999	09/448664

CASE		B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Epoxidized low viscosity rubber toughening modifiers for cycloaliphatic epoxy resins

TH0435	USA	B	SOC	G	15/04/1994	228250	30/05/1995	5420202

CASE				B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Crosslinkable waterborne dispersions of epoxidized polydiene block copolymers and amino resins

TH0442	BEL	E		C	SIRM	N

TH0442	EPC			C	SIRM		20/06/1995	95201670.7

TH0442	FRA	E		C	SIRM	N

TH0442	GBR	E		C	SIRM		20/06/1995	95201670.7

TH0442	GER	E		C	SIRM	N

TH0442	ITA	E		C	SIRM	N

TH0442	JAP			C	SIRM		19/06/1995	152018/95

TH0442	LUX	E		C	SIRM	N

TH0442	NET	E		C	SIRM	N

TH0442	BEL	E	02	C	SIRM	G	14/07/1995	95201947.9	28/01/1998	0698638

TH0442	FRA	E	02	C	SIRM	G	14/07/1995	95201947.9	28/01/1998	0698638

TH0442	GBR	E	02	C	SIRM	G	14/07/1995	95201947.9	28/01/1998	0698638

TH0442	GER	E	02	C	SIRM	G	14/07/1995	95201947.9	28/01/1998	P69501531.1-08

TH0442	ITA	E	02	C	SIRM	G	14/07/1995	95201947.9	28/01/1998	0698638

TH0442	JAP		02	C	SIRM		14/07/1995	178826/95

TH0442	NET	E	02	C	SIRM	G	14/07/1995	95201947.9	28/01/1998	0698638

TH0442	USA		A	B	SOC		16/02/1995	389520

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TH0442	USA	C	B	SOC	G	02/10/1997	08/942514	29/12/1998	5854314

TH0442	USA	O	B	SOC	G	12/07/1996	08/679164	24/02/1998	5721317

TH0442	USA	P	B	SOC		30/06/1999	08/389521

CASE				B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Removal of Lithium From Polymer Cements.

TH0449	BEL	E		C	SIRM	G	18/12/1996	96203599.4	04/08/1999	0781782

TH0449	FRA	E		C	SIRM	G	18/12/1996	96203599.4	04/08/1999	0781782

TH0449	GBR	E		C	SIRM	G	18/12/1996	96203599.4	04/08/1999	0781782

TH0449	GER	E		C	SIRM	G	18/12/1996	96203599.4	04/08/1999	P69603571.5-08

TH0449	ITA	E		C	SIRM	G	18/12/1996	96203599.4	04/08/1999	0781782

TH0449	NET	E		C	SIRM	G	18/12/1996	96203599.4	04/08/1999	0781782

TH0449	SPA	E		C	SIRM	G	18/12/1996	96203599.4	04/08/1999	2134558

TH0449	USA		02	B	SOC		23/05/1996	652070

CASE				B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Removal of Lithium From Polymer cements

TH0454	BEL	E		C	SIRM	G	18/12/1996	96203601.8	04/08/1999	0781784

TH0454	BRA			C	SIRM		26/12/1996	PI-9606167-7

TH0454	CAN			C	SIRM		23/12/1996	2193777

TH0454	CHN			C	SIRM		26/12/1996	96123977.8

TH0454	FRA	E		C	SIRM	G	18/12/1996	96203601.8	04/08/1999	0781784

TH0454	GBR	E		C	SIRM	G	18/12/1996	96203601.8	04/08/1999	0781784

TH0454	GER	E		C	SIRM	G	18/12/1996	96203601.8	04/08/1999	P69603572.3-08

TH0454	ITA	E		C	SIRM	G	18/12/1996	96203601.8	04/08/1999	0781784

TH0454	JAP			C	SIRM		26/12/1996	359877/96

TH0454	KOS			C	SIRM		28/12/1996	73922/96

TH0454	MEX			C	SIRM		19/12/1996	966713

TH0454	NET	E		C	SIRM	G	18/12/1996	96203601.8	04/08/1999	0781784

TH0454	SOU			C	SIRM	G	23/12/1996	96/10857	27/08/1997	96/10857

TH0454	SPA	E		C	SIRM	G	18/12/1996	96203601.8	04/08/1999	2134559

TH0454	TAI			C	SIRM	G	24/01/1997	86100790	03/12/1998	NI-096287

TH0454	USA		02	B	SOC	G	23/05/1996	652261	08/12/1998	5847072

CASE				B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Removal of Lithium from Polymer Cements

TH0455	BEL	E		C	SIRM	G	18/12/1996	96203600.0	12/05/1999	0781605

TH0455	BRA			C	SIRM		26/12/1996	PI-9606166-9

TH0455	CAN			C	SIRM		23/12/1996	2193778

TH0455	CHN			C	SIRM		27/12/1996	96116736.X

TH0455	FRA	E		C	SIRM	G	18/12/1996	96203600.0	12/05/1999	0781605

TH0455	GBR	E		C	SIRM	G	18/12/1996	96203600.0	12/05/1999	0781605

TH0455	GER	E		C	SIRM	G	18/12/1996	96203600.0	12/05/1999	P69602418.7-08

TH0455	ITA	E		C	SIRM	G	18/12/1996	96203600.0	12/05/1999	0781605

TH0455	JAP			C	SIRM		26/12/1996	359876/96

TH0455	KOS			C	SIRM		26/12/1996	72412/96

TH0455	MEX			C	SIRM		07/01/1997	970183

TH0455	NET	E		C	SIRM	G	18/12/1996	96203600.0	12/05/1999	0781605

TH0455	SOU			C	SIRM	G	20/12/1996	96/10782	27/08/1997	96/10782

TH0455	SPA	E		C	SIRM	G	18/12/1996	96203600.0	12/05/1999	2131378

TH0455	TAI			C	SIRM		24/01/1997	86100789

TH0455	USA		02	B	SOC	G	23/05/1996	652260	12/05/1998	5750032

CASE				B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Low viscosity adhesive compositions containing asymmetric radial polymers

TH0461	BEL	E		C	SIRM	G	06/11/1995	95202993.2	27/01/1999	0711795

TH0461	BRA			C	SIRM		07/11/1995	PI-9505100-7

TH0461	CHN			C	SIRM		08/11/1995	95118556.X

TH0461	FRA	E		C	SIRM	G	06/11/1995	95202993.2	27/01/1999	0711795

TH0461	GBR	E		C	SIRM	G	06/11/1995	95202993.2	27/01/1999	0711795

TH0461	GER	E		C	SIRM	G	06/11/1995	95202993.2	27/01/1999	P69507572.1-08

TH0461	IND			C	SIRM		01/11/1995	2012/Del/95

TH0461	ITA	E		C	SIRM	G	06/11/1995	95202993.2	27/01/1999	0711795

TH0461	JAP			C	SIRM		07/11/1995	288945/95

TH0461	KOS			C	SIRM		08/11/1995	40231/95

TH0461	NET	E		C	SIRM	G	06/11/1995	95202993.2	27/01/1999	0711795

TH0461	RUM			C	SIRM	G	07/11/1995	9501933	28/01/2000	115358

TH0461	SOU			C	SIRM	G	07/11/1995	95/9413	31/07/1996	95/9413

TH0461	SPA	E		C	SIRM	G	06/11/1995	95202993.2	27/01/1999	2126838

TH0461	TAI			C	SIRM	G	22/12/1995	84113777	24/02/1998	NI-090443

TH0461	USA			B	SOC	G	09/11/1994	336458	27/08/1996	5550196

TH0461	USA		A	B	SOC	G	08/05/1995	435067	19/11/1996	5576395

TH0461	USA		B	B	SOC		08/05/1995	435066

TH0461	USA		C	B	SOC	G	12/06/1995	489529	10/09/1996	5554690

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Epoxidized low viscosity rubber toughening modifiers for cycloaliphatic epoxy resins (II)

TH0483	BEL	EP	C	SIRM	G	16/01/1997	95926931.7	18/10/2000	0771334

TH0483	EPC	P	C	SIRM	G	16/01/1997	95926931.7	18/10/2000	0771334

TH0483	FRA	EP	C	SIRM	G	16/01/1997	95926931.7	18/10/2000	0771334

TH0483	GBR	EP	C	SIRM	G	16/01/1997	95926931.7	18/10/2000	0771334

TH0483	GER	EP	C	SIRM	G	16/01/1997	95926931.7	18/10/2000	P69519168.3-08

TH0483	ITA	EP	C	SIRM	G	16/01/1997	95926931.7	18/10/2000	0771334

TH0483	JAP	P	C	SIRM		16/01/1997	504710/96

TH0483	NET	EP	C	SIRM	G	16/01/1997	95926931.7	18/10/2000	0771334

TH0483	SPA	EP	C	SIRM	G	16/01/1997	95926931.7	18/10/2000	0771334

TH0483	USA		B	SOC	G	18/07/1994	277379	19/03/1996	5499409

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Polyurethane sealants and adhesives containing saturated hydrocarbon polyols

TH0494	BEL	E	C	SIRM	N

TH0494	BRA		C	SIRM		27/09/1995	PI-9504194-0

TH0494	CAN		C	SIRM		27/09/1995	2159262

TH0494	CHN		C	SIRM		27/09/1995	95117250.6

TH0494	EPC		C	SIRM		26/09/1995	95202589.8

TH0494	FRA	E	C	SIRM	N

TH0494	GBR	E	C	SIRM	N

TH0494	GER	E	C	SIRM	N

TH0494	ITA	E	C	SIRM	N

TH0494	JAP		C	SIRM		27/09/1995	249307/95

TH0494	KOS		C	SIRM		28/09/1995	33797/95

TH0494	MEX		C	SIRM	G	27/09/1995	954112	08/04/1998	188590

TH0494	NET	E	C	SIRM	N

TH0494	SOU		C	SIRM	G	27/09/1995	95/8118	26/06/1996	95/8118

TH0494	SPA	E	C	SIRM	N

TH0494	SWE	E	C	SIRM	N

TH0494	TAI		C	SIRM	G	20/09/1995	84109870	14/01/1998	NI-089563

TH0494	USA		B	SOC	G	29/09/1994	315166	23/01/1996	5486570

CASE				B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Monohydroxylated diene polymers and epoxidized derivatives thereof

TH0504	BEL	EP		C	SIRM	G	10/04/1997	95936475.3	14/04/1999	0785953

TH0504	BRA	P		C	SIRM		09/04/1997	PI-9509291-9

TH0504	CAN	P		C	SIRM		09/04/1997	2202276

TH0504	CHN	P		C	SIRM		10/04/1997	95195580.2

TH0504	FRA	EP		C	SIRM	G	10/04/1997	95936475.3	14/04/1999	0785953

TH0504	GBR	EP		C	SIRM	G	10/04/1997	95936475.3	14/04/1999	0785953

TH0504	GER	EP		C	SIRM	G	10/04/1997	95936475.3	14/04/1999	P695O9108.5-08

TH0504	ITA	EP		C	SIRM	G	10/04/1997	95936475.3	14/04/1999	0785953

TH0504	JAP	P		C	SIRM		09/04/1997	512342/96

TH0504	KOS	P		C	SIRM		10/04/1997	702335/97

TH0504	MEX	P		C	SIRM	G	09/04/1997	972589	27/06/2000	197224

TH0504	NET	EP		C	SIRM	G	10/04/1997	95936475.3	14/04/1999	0785953

TH0504	SOU			C	SIRM	G	09/10/1995	95/8489	26/06/1996	95/8489

TH0504	SPA	EP		C	SIRM	G	10/04/1997	95936475.3	14/04/1999	2130668

TH0504	TAI			C	SIRM	G	27/09/1995	84110129	11/08/1999	NI-102398

TH0504	USA		A	B	SOC		07/03/1995	399864

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Curable binders for pressure sensitive adhesives and sealants

TH0522	BEL	EP	C	SIRM	G	10/04/1997	95936476.1	10/02/1999	0785974

TH0522	BRA	P	C	SIRM		09/04/1997	PI9509293-5

TH0522	CAN	P	C	SIRM		09/04/1997	2202277

TH0522	CHN	P	C	SIRM		10/04/1997	95195566.7

TH0522	FRA	EP	C	SIRM	G	10/0471997	95936476.1	10/02/1999	0785974

TH0522	GBR	EP	C	SIRM	G	10/04/1997	95936476.1	10/02/1999	0785974

TH0522	GER	EP	C	SIRM	G	10/04/1997	95936476.1	10/02/1999	P69507824.0-08

TH0522	ITA	EP	C	SIRM	G	10/04/1997	95936476.1	10/02/1999	0785974

TH0522	JAP	P	C	SIRM		09/04/1997	512343/96

TH0522	KOS	P	C	SIRM		10/04/1997	702336/97

TH0522	MEX	P	C	SIRM	G	09/04/1997	972583	02/10/2000	198890

TH0522	NET	EP	C	SIRM	G	10/04/1997	95936476.1	10/02/1999	0785974

TH0522	SOU		C	SIRM	G	09/10/1995	95/8490	26/06/1996	95/8490

TH0522	SPA	EP	C	SIRM	G	10/04/1997	95936476.1	10/02/1999	2127566

TH0522	TAI		C	SIRM	G	27/09/1995	84110128	14/10/1997	NI-087281

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Anionically polymerized block copolymers of ethylene and cyclic siloxane monomers

TH0544	AUT	EP	C	SIRM	G	02/12/1997	96920804.0	13/01/1999	E175698

TH0544	BEL	EP	C	SIRM	G	02/12/1997	96920804.0	13/01/1999	0830411

TH0544	BRA	P	C	SIRM		08/12/1997	PI-9609195-9

TH0544	CAN	P	C	SIRM		04/12/1997	2223528

TH0544	DEN	EP	C	SIRM	G	02/12/1997	96920804.0	13/01/1999	0830411

TH0544	EIR	EP	C	SIRM	G	02/12/1997	96920804.0	13/01/1999	0830411

TH0544	FIN	EP	C	SIRM	G	02/12/1997	96920804.0	13/01/1999	0830411

TH0544	FRA	EP	C	SIRM	G	02/12/1997	96920804.0	13/01/1999	0830411

TH0544	GBR	EP	C	SIRM	G	02/12/1997	96920804.0	13/01/1999	0830411

TH0544	GER	EP	C	SIRM	G	02/12/1997	96920804.0	13/01/1999	P69601367.3-08

TH0544	GRE	EP	C	SIRM	G	02/12/1997	96920804.0	13/01/1999	3029390

TH0544	IND		C	SIRM		30/05/1996	1155/DEL/96

TH0544	ITA	EP	C	SIRM	G	02/12/1997	96920804.0	13/01/1999	0830411

TH0544	JAP	P	C	SIRM		08/12/1997	500162/97

TH0544	KOS	P	C	SIRM		05/12/1997	708998/97

TH0544	LUX	EP	C	SIRM	G	02/12/1997	96920804.0	13/01/1999	0830411

TH0544	MEX	P	C	SIRM	G	05/12/1997	979784	19/10/2000	199189

TH0544	NET	EP	C	SIRM	G	02/12/1997	96920804.0	13/01/1999	0830411

CASE				B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TH0544	POR	EP		C	SIRM	G	02/12/1997	96920804.0	13/01/1999	0830411

TH0544	SOU			C	SIRM	G	04/06/1996	96/4588	26/02/1997	96/4588

TH0544	SPA	EP		C	SIRM	G	02/12/1997	96920804.0	13/01/1999	2126405

TH0544	SWE	EP		C	SIRM	G	02/12/1997	96920804.0	13/01/1999	96920804.0

TH0544	SWI	EP		C	SIRM	G	02/12/1997	96920804.0	13/01/1999	0830411

TH0544	USA		02	B	SOC	G	17/04/1996	634078	08/04/1997	5618903

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Styrenic block copolymer/metallocene polyolefin blends

TH0559	BEL	E	C	SIRM	N

TH0559	EPC		C	SIRM		14/11/1995	95203107.8

TH0559	FRA	E	C	SIRM	N

TH0559	GBR	E	C	SIRM	N

TH0559	GER	E	C	SIRM	N

TH0559	ITA	E	C	SIRM	N

TH0559	JAP		C	SIRM		15/11/1995	297032/95

TH0559	NET	E	C	SIRM	N

TH0559	SPA	E	C	SIRM	N

CASE				B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Epoxidized monohydroxylated rubber toughening modifiers for epoxy resins

TH0575	BEL	EP		C	SIRM	G	10/04/1997	95936486.0	10/02/1999	0785971

TH0575	BRA	P		C	SIRM		09/04/1997	PI-9509292-7

TH0575	CAN	P		C	SIRM		09/04/1997	2202275

TH0575	CHN	P		C	SIRM		10/04/1997	95195579.9

TH0575	FRA	EP		C	SIRM	G	10/04/1997	95936486.0	10/02/1999	0785971

TH0575	GBR	EP		C	SIRM	G	10/04/1997	95936486.0	10/02/1999	0785971

TH0575	GER	EP		C	SIRM	G	10/04/1997	95936486.0	10/02/1999	P69507823.2-08

TH0575	ITA	EP		C	SIRM	G	10/04/1997	95936486.0	10/02/1999	0785971

TH0575	JAP	P		C	SIRM		09/04/1997	512346/96

TH0575	KOS	P		C	SIRM		10/04/1997	702339/97

TH0575	MEX	P		C	SIRM	G	09/04/1997	972582	27/06/2000	197223

TH0575	NET	EP		C	SIRM	G	10/04/1997	95936486.0	10/02/1999	0785971

TH0575	SOU			C	SIRM	G	09/10/1995	95/8491	26/06/1996	95/8491

TH0575	SPA	EP		C	SIRM	G	10/04/1997	95936486.0	10/02/1999	2127567

TH0575	TAI			C	SIRM	G	27/09/1995	84110126	26/03/1999	NI-098628

TH0575	USA		B	B	SOC	G	05/05/1995	437107	24/10/1995	5461112

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Crosslinkable compositions containing expoxidized monohydroxylated diene polymers and amino resins

TH0579	USA	A	B	SOC		10/05/1995	438427

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Polyurethane coatings and adhesives containing monohydroxylated diene polymers and expoxidized derivatives thereof

TH0580	BEL	EP	C	SIRM	G	10/04/1997	95935442.4	13/01/1999	0785960

TH0580	FRA	EP	C	SIRM	G	10/04/1997	95935442.4	13/01/1999	0785960

TH0580	GBR	EP	C	SIRM	G	10/04/1997	95935442.4	13/01/1999	0785960

TH0580	GER	EP	C	SIRM	G	10/04/1997	95935442.4	13/01/1999	P69507320.6-08

TH0580	ITA	EP	C	SIRM	G	10/04/1997	95935442.4	13/01/1999	0785960

TH0580	JAP	P	C	SIRM		09/04/1997	512344/96

TH0580	NET	EP	C	SIRM	G	10/04/1997	95935442.4	13/01/1999	0785960

TH0580	SPA	EP	C	SIRM	G	10/04/1997	95935442.4	13/01/1999	2126325

TH0580	USA		B	SOC	G	11/10/1994	320802	17/10/1995	5459200

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE POLYMERIC COMPOSITIONS

TH0581	USA	02	B	SOC	G	18/03/1998	09/040987	26/10/1999	5973071

CASE				B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Pressure sensitive structural adhesives and sealants based on telechelic/heterotelechelic polymers with dual cure systems

TH0582	BEL	EP		C	SIRM	G	10/04/1997	95935443.2	16/06/1999	0785973

TH0582	FRA	EP		C	SIRM	G	10/04/1997	95935443.2	16/06/1999	0785973

TH0582	GBR	EP		C	SIRM	G	10/04/1997	95935443.2	16/06/1999	0785973

TH0582	GER	EP		C	SIRM	G	10/04/1997	95935443.2	16/06/1999	P69510362.8-08

TH0582	ITA	EP		C	SIRM	G	10/04/1997	95935443.2	16/06/1999	0785973

TH0582	JAP	P		C	SIRM		09/04/1997	512345/96

TH0582	NET	EP		C	SIRM	G	10/04/1997	95935443.2	16/06/1999	0785973

TH0582	SPA	EP		C	SIRM	G	10/04/1997	95935443.2	16/06/1999	2132723

TH0582	USA		02	B	SOC	G	04/03/1999	08/932970	07/09/1999	5948863

TH0582	USA		A	B	SOC	G	12/04/1996	08/631759	24/02/1998	5721318

TH0582	USA		B	B	SOC	G	28/05/1996	08/654463	09/03/1999	5880217

TH0582	USA		C	B	SOC	G	28/05/1996	08/654462	08/09/1998	5804657

TH0582	USA		D	B	SOC	G	18/09/1997	08/932969	08/06/1999	5910541

TH0582	USA		F	B	SOC	G	13/05/1998	09/078336	08/06/1999	5910542

TH0582	USA		N	B	SOC	G	28/08/1995	519885	19/11/1996	5576388

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE INCREASED THROUGHPUT IN THE MANUFACTURE OF BLOCK COPOLYMERS BY REDUCTION IN POLYMER CEMENT VISCOSITY THROUGH THE ADDITION OF POLAR SOLVENTS

TH0612	USA	02	B	SOC		06/08/1998	09/130248

CASE				B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Coupling of anionic polymers with trialkoxysilanes having silicon-hydrogen bonds

TH0615	BEL	EP		C	SIRM	G	10/10/1997	96914950.9	10/03/1999	0821699

TH0615	CHN	P		C	SIRM		18/11/1997	96194003.4

TH0615	FRA	EP		C	SIRM	G	10/10/1997	96914950.9	10/03/1999	0821699

TH0615	GBR	EP		C	SIRM	G	10/10/1997	96914950.9	10/03/1999	0821699

TH0615	GER	EP		C	SIRM	G	10/10/1997	96914950.9	10/03/1999	P69601704.0-08

TH0615	ITA	EP		C	SIRM	G	10/10/1997	96914950.9	10/03/1999	0821699

TH0615	JAP	P		C	SIRM		20/10/1997	531475/96

TH0615	KOS	P		C	SIRM		17/10/1997	707354/97

TH0615	NET	EP		C	SIRM	G	10/10/1997	96914950.9	10/03/1999	0821699

TH0615	SOU			C	SIRM	G	17/04/1996	96/3049	25/09/1996	96/3049

TH0615	SPA	EP		C	SIRM	G	10/10/1997	96914950.9	10/03/1999	2128858

TH0615	TAI			C	SIRM	G	14/05/1996	85105692	21/05/2000	NI-114822

TH0615	USA		N	B	SOC	G	29/08/1996	08/705032	28/10/1997	5681895

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Use of Polydiene Diols in Thermoplastic Polyurethanes.

TH0616	BEL	EP	C	SIRM	G	10/12/1997	96923916.9	30/08/2000	0833854

TH0616	BRA	P	C	SIRM		23/12/1997	PI9609415-0

TH0616	CAN	P	C	SIRM		16/12/1997	2224730

TH0616	CHN	P	C	SIRM		22/01/1998	96195757.3

TH0616	EPC	P	C	SIRM	G	10/12/1997	96923916.9	30/08/2000	0833854

TH0616	FRA	EP	C	SIRM	G	10/12/1997	96923916.9	30/08/2000	0833854

TH0616	GBR	EP	C	SIRM	G	10/12/1997	96923916.9	30/08/2000	0833854

TH0616	GER	EP	C	SIRM	G	10/12/1997	96923916.9	30/08/2000	P69610093.2-08

TH0616	ITA	EP	C	SIRM	G	10/12/1997	96923916.9	30/08/2000	0833854

TH0616	JAP	P	C	SIRM		22/12/1997	503593/97

TH0616	KOS	P	C	SIRM		19/12/1997	709543/97

TH0616	MEX	P	C	SIRM		07/01/1998	980161

TH0616	NET	EP	C	SIRM	G	10/12/1997	96923916.9	30/08/2000	0833854

TH0616	SPA	EP	C	SIRM	G	10/12/1997	96923916.9	30/08/2000	0833854

TH0616	USA		B	SOC	G	23/06/1995	494639	20/07/1999	5925724

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE

TH0648	USA	N	B	SOC		09/07/1997	890134

CASE				B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Solvent free process for making UV curable adhesives and sealants from epoxidized monohydroxylated diene polymers.

TH0661	BEL	EP		C	SIRM	N

TH0661	BRA	P		C	SIRM		16/12/1997	PI-9608671-8

TH0661	CAN	P		C	SIRM		12/12/1997	2224658

TH0661	CHN	P		C	SIRM		27/01/1998	96196031.0

TH0661	EPC	P		C	SIRM		10/12/1997	96918694.9

TH0661	FRA	EP		C	SIRM	N

TH0661	GBR	EP		C	SIRM	N

TH0661	GER	EP		C	SIRM	N

TH0661	ITA	EP		C	SIRM	N

TH0661	JAP	P		C	SIRM		16/12/1997	502645/97

TH0661	KOS	P		C	SIRM		15/12/1997	709414/97

TH0661	MEX	P		C	SIRM	G	16/12/1997	9710226	17/10/2000	199120

TH0661	NET	EP		C	SIRM	N

TH0661	SOU			C	SIRM	G	14/06/1996	96/5079	26/03/1997	96/5079

TH0661	SPA	EP		C	SIRM	N

TH0661	TAI			C	SIRM	G	07/08/1996	85109597	11/06/2000	NI-115572

TH0661	USA		02	B	SOC	G	26/04/1996	08/638476	07/07/1998	5776998 250

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE FUNCTIONALIZED HYDROGENATED ELASTOMER/ENDBLOCK RESIN PRIMER FORMULATION

TH0662	USA	A	B	SOC	G	25/07/1997	08/903252	30/11/1999	5993900

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Fluoro-functional polyethylene-polysiloxane block copolymers

TH0674	USA	02	B	SOC		17/11/1999	09/442221

CASE		B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Fluoro-functional polyethylene-polysiloxane block copolymers

TH0687	USA	B	SOC		30/06/2000	60/215478

CASE		B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Crosslinkable compositions containing epoxidized monohydroxylated diene polymers, amino resins, and reinforcement agents, and a method for preparing them

TH0691	USA	B	SOC	G	17/05/1995	444080	19/03/1996	5500481

CASE				B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Process for making anionic polymeric Dl-and polyfunctional polymers using protected functional initiators

TH0703	BEL	EP		C	SIRM	N

TH0703	EPC	P		C	SIRM		20/10/2000	99952094.3

TH0703	FRA	EP		C	SIRM	N

TH0703	GBR	EP		C	SIRM	N

TH0703	GER	EP		C	SIRM	N

TH0703	ITA	EP		C	SIRM	N

TH0703	JAP	P		C	SIRM		16/11/2000	549649/2000

TH0703	KOS	P		C	SIRM		16/11/2000	7012882/2000

TH0703	NET	EP		C	SIRM	N

TH0703	SPA	EP		C	SIRM	N

TH0703	TAI			C	SIRM		23/04/1999	88106544

TH0703	USA		02	B	SOC	G	05/05/1999	09/305491	15/08/2000	6103846

CASE				B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Solvent free process for making UV curable adhesives and sealants from epoxidized monohydroxylated diene polymers (II)

TH0707	BEL	EP		C	SIRM	G	10/12/1997	96921990.6	10/03/1999	0832163

TH0707	BRA	P		C	SIRM		16/12/1997	PI-9608932-6

TH0707	CAN	P		C	SIRM		12/12/1997	2224636

TH0707	CHN	P		C	SIRM		27/01/1998	96196032.9

TH0707	FRA	EP		C	SIRM	G	10/12/1997	96921990.6	10/03/1999	0832163

TH0707	GBR	EP		C	SIRM	G	10/12/1997	96921990.6	10/03/1999	0832163

TH0707	GER	EP		C	SIRM	G	10/12/1997	96921990.6	10/03/1999	P69601718.0-08

TH0707	ITA	EP		C	SIRM	G	10/12/1997	96921990.6	10/03/1999	0832163

TH0707	JAP	P		C	SIRM		16/12/1997	502646/97

TH0707	KOS	P		C	SIRM		16/12/1997	709458/97

TH0707	MEX	P		C	SIRM	G	16/12/1997	9710193	17/10/2000	199119

TH0707	NET	EP		C	SIRM	G	10/12/1997	96921990.6	10/03/1999	0832163

TH0707	SOU			C	SIRM	G	14/06/1996	96/5077	26/03/1997	96/5077

TH0707	SPA	EP		C	SIRM	G	10/12/1997	96921990.6	10/03/1999	2128866

TH0707	TAI			C	SIRM		07/08/1996	85109592

TH0707	USA		02	B	SOC	G	11/06/1996	665071	25/11/1997	5691414

CASE				B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE PROCESS FOR MAKING TERMINALLY FUNCTIONALIZED POLYMERS USING PROTECTED FUNCTIONAL INITIATOR

TH0709	BEL	EP		C	SIRM	N

TH0709	EPC	P		C	SIRM		09/11/1999	98934945.1

TH0709	FRA	EP		C	SIRM	N

TH0709	GBR	EP		C	SIRM	N

TH0709	GER	EP		C	SIRM	N

TH0709	ITA	EP		C	SIRM	N

TH0709	JAP	P		C	SIRM		03/12/1999	PCT/EP98/03499

TH0709	NET	EP		C	SIRM	N

TH0709	SPA	EP		C	SIRM	N

TH0709	TAI			C	SIRM		26/05/1998	87108152

TH0709	USA		02	B	SOC		19/05/1998	09/080998

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Use of Polydiene Diols in Resilient Polyurethane Foams.

TH0717	JAP	P	C	SIRM		22/12/1997	503594/97

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Polyolefin/thermoplastic polyurethane compositions made from hyroxy-terminated polydiene polymers.

TH0731	BEL	EP	C	SIRM	N

TH0731	BRA	P	C	SIRM		25/11/1999	PI9809166-2

TH0731	CAN	P	C	SIRM		06/01/2000	2295796

TH0731	CHN	P	C	SIRM		08/12/1999	98805928.2

TH0731	EPC	P	C	SIRM		02/11/1999	98942676.2

TH0731	FRA	EP	C	SIRM	N

TH0731	GBR	EP	C	SIRM	N

TH0731	GER	EP	C	SIRM	N

TH0731	IND		C	SIRM		09/07/1998	1964/DEL/98

TH0731	ITA	EP	C	SIRM	N

TH0731	JAP	P	C	SIRM		27/12/1999	508187/99

TH0731	KOS	P	C	SIRM		05/01/2000	7000065/2000

TH0731	MEX	P	C	SIRM		16/12/1999	9911897

TH0731	NET	EP	C	SIRM	N

TH0731	SIN	P	C	SIRM		18/11/1999	9905521-2

TH0731	SPA	EP	C	SIRM	N

TH0731	SWE	EP	C	SIRM	N

TH0731	TAI		C	SIRM		15/07/1998	87111501

TH0731	TUR	P	C	SIRM		29/11/1999	1999/02920

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Polyphenylene ether/polystyrene blends with improved process ability

TH0735	GER		C	SIRM		07/04/1998	P19815592.1

TH0735	JAP		C	SIRM		07/04/1998	094394/98

TH0735	NET		C	SIRM	G	09/04/1998	1008862	26/01/1999	1008862

TH0735	USA	02	B	SOC	G	08/04/1998	09/056923	02/05/2000	6057401

CASE				B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Low viscosity hot melt disposables adhesive composition

TH0740	AUS	P		C	SIRM	G	27/02/1998	71296/96	17/06/1999	702857

TH0740	BEL	EP		C	SIRM	G	25/02/1998	96932533.1	26/05/1999	0850284

TH0740	BRA	P		C	SIRM		12/03/1998	PI9610498-8

TH0740	CHN	P		C	SIRM		31/03/1998	96197346.3

TH0740	DEN	EP		C	SIRM	G	25/02/1998	96932533.1	26/05/1999	0850284

TH0740	FRA	EP		C	SIRM	G	25/02/1998	96932533.1	26/05/1999	0850284

TH0740	GBR	EP		C	SIRM	G	25/02/1998	96932533.1	26/05/1999	0850284

TH0740	GER	EP		C	SIRM	G	25/02/1998	96932533.1	26/05/1999	P69602611.2-08

TH0740	ITA	EP		C	SIRM	G	25/02/1998	96932533.1	26/05/1999	0850284

TH0740	JAP	P		C	SIRM		11/03/1998	511674/97

TH0740	NET	EP		C	SIRM	G	25/02/1998	96932533.1	26/05/1999	0850284

TH0740	SOU			C	SIRM	G	12/09/1996	96/7696	28/05/1997	96/7696

TH0740	SPA	EP		C	SIRM	G	25/02/1998	96932533.1	26/05/1999	2131961

TH0740	SWI	EP		C	SIRM	G	25/02/1998	96932533.1	26/05/1999	0850284

TH0740	TAI			C	SIRM		03/10/1996	85112100

TH0740	TUR	P		C	SIRM	G	13/03/1998	98/00473	21/10/1998	TR199800473B

TH0740	USA		02	B	SOC	G	30/08/1996	08/697804	17/02/1998	5719226

CASE				B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE HIGH 1, 2-CONTENT THERMOPLASTIC ELASTOMER/OIL/POLYOLEFIN COMPOSITION

TH0741	BEL	EP		C	SIRM	G	14/12/1998	97931790.6	08/03/2000	0909294

TH0741	BRA	P		C	SIRM		30/12/1998	PI9710192-3

TH0741	CAN	P		C	SIRM		16/12/1998	2258555

TH0741	CHN	P		C	SIRM		31/12/1998	97196059.3

TH0741	FRA	EP		C	SIRM	G	14/12/1998	97931790.6	08/03/2000	0909294

TH0741	GBR	EP		C	SIRM	G	14/12/1998	97931790.6	08/03/2000	0909294

TH0741	GER	EP		C	SIRM	G	14/12/1998	97931790.6	08/03/2000	P69701399.5-08

TH0741	IND			C	SIRM		02/07/1997	1462/MAS/97

TH0741	ITA	EP		C	SIRM	G	14/12/1998	97931790.6	08/03/2000	0909294

TH0741	JAP	P		C	SIRM		25/12/1998	504782/98

TH0741	KOS	P		C	SIRM		30/12/1998	710850/98

TH0741	MEX	P		C	SIRM		04/01/1999	990223

TH0741	NET	EP		C	SIRM	G	14/12/1998	97931790.6	08/03/2000	0909294

TH0741	SPA	EP		C	SIRM	G	14/12/1998	97931790.6	08/03/2000	2143317

TH0741	SWE	EP		C	SIRM	G	14/12/1998	97931790.6	08/03/2000	97931790.6

TH0741	TAI			C	SIRM	G	07/07/1997	86109540	01/03/2000	NI-108235

TH0741	TUR	P		C	SIRM	G	30/12/1998	1998/02764	21/06/1999	TR199802764B

TH0741	USA		02	B	SOC	G	25/07/1997	08/898001	07/07/1998	5777031

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Low voc, high solids fumigation adhesive composition

TH0742	USA	02	B	SOC	G	11/09/1996	08/712402	03/08/1999	5932648

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Block Copolymers with improved overmoulding adhesion

TH0759	BRA		C	SIRM		24/09/1997	PI-9704864-0

TH0759	CHN		C	SIRM		24/09/1997	97121394.1

TH0759	EPC		C	SIRM		23/09/1997	97202914.4

TH0759	FRA	E	C	SIRM	N

TH0759	GBR	E	C	SIRM	N

TH0759	GER	E	C	SIRM	N

TH0759	IND		C	SIRM		24/09/1997	2104/MAS/97

TH0759	ITA	E	C	SIRM	N

TH0759	JAP		C	SIRM		24/09/1997	259039/97

TH0759	KOS		C	SIRM		24/09/1997	48450/97

TH0759	SPA	E	C	SIRM	N

TH0759	SWE	E	C	SIRM	N

TH0759	TAI		C	SIRM		26/09/1997	86114063

TH0759	TUR		C	SIRM		26/09/1997	97/01043

TH0759	USA		B	SOC	G	26/09/1996	08/721644	19/10/1999	5969034

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE LOW ARENE CONTENT THERMOPLASTIC ELASTOMER/OIL/ POLYOLEFIN COMPOSITION

TH0761	BEL	EP	C	SIRM	G	14/12/1998	97931791.4	15/03/2000	0910610

TH0761	BRA	P	C	SIRM		30/12/1998	PI9710185-0

TH0761	CAN	P	C	SIRM		16/12/1998	2258624

TH0761	CHN	P	C	SIRM		31/12/1998	97196060.7

TH0761	EPC	P	C	SIRM	G	14/12/1998	97931791.4	15/03/2000	0910610

TH0761	FRA	EP	C	SIRM	G	14/12/1998	97931791.4	15/03/2000	0910610

TH0761	GBR	EP	C	SIRM	G	14/12/1998	97931791.4	15/03/2000	0910610

TH0761	GER	EP	C	SIRM	G	14/12/1998	97931791.4	15/03/2000	P69701464.9 - 08

TH0761	IND		C	SIRM		02/07/1997	1463/MAS/97

TH0761	ITA	EP	C	SIRM	G	14/12/1998	97931791.4	15/03/2000	0910610

TH0761	JAP	P	C	SIRM		25/12/1998	504783/98

TH0761	KOS	P	C	SIRM		30/12/1998	710851/98

TH0761	MEX	P	C	SIRM		04/01/1999	990224

TH0761	NET	EP	C	SIRM	G	14/12/1998	97931791.4	15/03/2000	0910610

TH0761	SPA	EP	C	SIRM	G	14/12/1998	97931791.4	15/03/2000	2143318

TH0761	SWE	EP	C	SIRM	G	14/12/1998	97931791.4	15/03/2000	97931791.4

TH0761	TAI		C	SIRM		07/07/1997	86109541

TH0761	TUR	P	C	SIRM	G	30/12/1998	1998/02763	21/06/1999	TR199802763B

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Adhesive compositions for skin adhesion and bandages applications

TH0773	AUT	E	C	SIRM	N

TH0773	BEL	E	C	SIRM	N

TH0773	BRA		C	SIRM		22/10/1997	PI-9705118-7

TH0773	CHN		C	SIRM		22/10/1997	97121154.X

TH0773	DEN	E	C	SIRM	N

TH0773	EIR	E	C	SIRM	N

TH0773	EPC		C	SIRM		23/10/1997	97203283.3

TH0773	FRA	E	C	SIRM	N

TH0773	GBR	E	C	SIRM	N

TH0773	GER	E	C	SIRM	N

TH0773	GRE	E	C	SIRM	N

TH0773	ITA	E	C	SIRM	N

TH0773	JAP		C	SIRM		22/10/1997	289673/97

TH0773	KOS		C	SIRM		22/10/1997	54171/97

TH0773	NET	E	C	SIRM	N

TH0773	POR	E	C	SIRM	N

TH0773	SPA	E	C	SIRM	N

TH0773	SWE	E	C	SIRM	N

CASE				B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TH0773	SWI	E		C	SIRM	N

TH0773	TAI			C	SIRM	G	04/11/1997	86116347	23/03/1999	NI-098483

TH0773	TUR			C	SIRM		24/10/1997	97/1249

TH0773	USA		02	B	SOC	G	30/09/1997	08/941497	06/04/1999	5891957

CASE				B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Improved Chemical Curing of Epoxidized diene polymers Using aromatic anhydride curing agents.

TH0788	BEL	EP		C	SIRM	N

TH0788	BRA	P		C	SIRM		12/08/1998	PI9707505-1

TH0788	CAN	P		C	SIRM		05/08/1998	2245689

TH0788	CHN	P		C	SIRM		14/08/1998	97192284.5

TH0788	EPC	P		C	SIRM		16/07/1998	97904449.2

TH0788	FRA	EP		C	SIRM	N

TH0788	GBR	EP		C	SIRM	N

TH0788	GER	EP		C	SIRM	N

TH0788	ITA	EP		C	SIRM	N

TH0788	JAP	P		C	SIRM		13/08/1998	528997/97

TH0788	KOS	P		C	SIRM		12/08/1998	706244/98

TH0788	MEX	P		C	SIRM		11/08/1998	986484

TH0788	NET	EP		C	SIRM	N

TH0788	SPA	EP		C	SIRM	N

TH0788	TAI			C	SIRM	G	14/02/1997	86101757	26/10/1998	NI-095441

TH0788	USA		02	B	SOC	G	10/02/1997	08/797155	21/04/1998	5741856

TH0788	USA		A	B	SOC	G	20/11/1997	08/975417	03/08/1999	5932656

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Modified styrenic block copolymer compounds having improved elastic performance

TH0793	USA	02	B	SOC	G	22/10/1996	08/731902	06/01/1998	5705556

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Modified styrenic block copolymer compounds having improved elastic performance

TH0794	BEL	EP	C	SIRM	N

TH0794	BRA	P	C	SIRM		11/05/1999	PCT/EP97/06436

TH0794	CAN	P	C	SIRM		04/05/1999	2270623

TH0794	CHN	P	C	SIRM		13/05/1999	97199677.6

TH0794	EPC	P	C	SIRM		15/04/1999	97951231.6

TH0794	FRA	EP	C	SIRM	N

TH0794	GBR	EP	C	SIRM	N

TH0794	GER	EP	C	SIRM	N

TH0794	IND		C	SIRM		17/11/1997	2622/MAS/97

TH0794	ITA	EP	C	SIRM	N

TH0794	JAP	P	C	SIRM		12/05/1999	522198/98

TH0794	KOS	P	C	SIRM		13/05/1999	7004267/99

TH0794	MEX	P	C	SIRM		12/05/1999	994396

TH0794	NET	EP	C	SIRM	N

TH0794	SPA	EP	C	SIRM	N

TH0794	SWE	EP	C	SIRM	N

TH0794	TAI		C	SIRM	G	19/11/1997	86117270	25/06/1999	NI-101301

TH0794	TUR	P	C	SIRM	G	13/05/1999	1999/01056	21/12/1999	TR199901056B

CASE				B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE PROCESS FOR PRODUCING CONJUGATED DIENE DIOLS USING CARBON DIOXIDE

TH0797	BEL	EP		C	SIRM	N

TH0797	EPC	P		C	SIRM		10/11/1999	98934943.6

TH0797	FRA	EP		C	SIRM	N

TH0797	GBR	EP		C	SIRM	N

TH0797	GER	EP		C	SIRM	N

TH0797	ITA	EP		C	SIRM	N

TH0797	JAP	P		C	SIRM		03/12/1999	PCT/EP98/03487

TH0797	NET	EP		C	SIRM	N

TH0797	SPA	EP		C	SIRM	N

TH0797	TAI			C	SIRM		25/05/1998	87108080

TH0797	USA		02	B	SOC		19/05/1998	09/080999	13/06/2000	6075097

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Crosslinkable Compositions Containing Hydroxyl Terminated Diene Polymers, Amino Resins, And Reinforcing Agents, And a Process For Preparing Them.

TH0799	BEL	EP	C	SIRM	G	07/05/1998	96939053.3	07/06/2000	0861292

TH0799	BRA	P	C	SIRM		15/05/1998	PI9611434-7

TH0799	CAN	P	C	SIRM		13/05/1998	2237566

TH0799	CHN	P	C	SIRM		18/06/1998	96199123.2

TH0799	EPC	P	C	SIRM	G	07/05/1998	96939053.3	07/06/2000	0861292

TH0799	FRA	EP	C	SIRM	G	07/05/1998	96939053.3	07/06/2000	0861292

TH0799	GBR	EP	C	SIRM	G	07/05/1998	96939053.3	07/06/2000	0861292

TH0799	GER	EP	C	SIRM	G	07/05/1998	96939053.3	07/06/2000	P69608816.9-08

TH0799	ITA	EP	C	SIRM	G	07/05/1998	96939053.3	07/06/2000	0861292

TH0799	JAP	P	C	SIRM		18/05/1998	518593/97

TH0799	KOS	P	C	SIRM		16/05/1998	703689/98

TH0799	MEX	P	C	SIRM		15/05/1998	983894

TH0799	NET	EP	C	SIRM	G	07/05/1998	96939053.3	07/06/2000	0861292

TH0799	SOU		C	SIRM	G	14/11/1996	96/9566	30/07/1997	96/9566

TH0799	SPA	EP	C	SIRM	G	07/05/1998	96939053.3	07/06/2000	0861292

TH0799	TAI		C	SIRM		14/11/1996	85113963

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TH0799	USA	03	B	SOC	G	13/11/1996	08/748291	12/05/1998	5750627

TH0799	USA	A	B	SOC	G	09/01/1998	09/005238	28/03/2000	6043316

TH0799	USA	B	B	SOC	G	09/01/1998	09/005237	05/10/1999	5962077

TH0799	USA	C	B	SOC	G	09/01/1998	09/005412	29/06/1999	5916941

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Organic polymers containing polyethelene or polystyrene polysiloxane diblock copolymers as melt processing aids

TH0809	USA	02	B	SOC		17/11/1999	09/442220

CASE		B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE DEPROTECTION WITH MOLTEN SALT

TH0814	USA	B	SOC	G	16/05/1996	648947	02/09/1997	5663250

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Block copolymers with improved overmoulding adhesion

TH0816	BRA		C	SIRM		24/09/1997	PI-9704865-8

TH0816	CHN		C	SIRM		24/09/1997	97121420.4

TH0816	EPC		C	SIRM		23/09/1997	97202911.0

TH0816	FRA	E	C	SIRM	N

TH0816	GBR	E	C	SIRM	N

TH0816	GER	E	C	SIRM	N

TH0816	IND		C	SIRM		24/09/1997	2105/MAS/97

TH0816	ITA	E	C	SIRM	N

TH0816	JAP		C	SIRM		24/09/1997	259038/97

TH0816	KOS		C	SIRM		24/09/1997	48451/97

TH0816	SPA	E	C	SIRM	N

TH0816	SWE	E	C	SIRM	N

TH0816	TAI		C	SIRM		26/09/1997	86114065

TH0816	TUR		C	SIRM		26/09/1997	97/01044

TH0816	USA		B	SOC	G	26/09/1996	08/721128	03/03/1998	5723543

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE High Temperature, Low Viscosity Thermoplastic Elastomer Block Copolymer Compositions.

TH0821	USA		B	SOC		22/03/1996	013949

TH0821	USA	02	B	SOC	G	20/03/1997	08/821138	12/05/1998	5750622

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE REMOVAL OF LITHIUM FROM POLYMER CEMENTS

TH0832	USA	02	B	SOC	G	23/05/1996	652084	16/06/1998	5767207

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Polyurethanes having improved moisture resistance

TH0866	USA	O	B	SOC	G	03/03/1999	08/598858	29/08/2000	6111049

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Oil free compounds of styrenic block copolymers amorphorus polyolefins and carbon block

TH0869	AUS	02	C	SIRM	G	21/08/1998	80902/98	29/07/1999	704340

TH0869	USA	02	B	SOC	G	01/08/1997	08/904528	17/10/2000	6133350

CASE				B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE REMOVAL OF HYDROGENATION CATALYST FROM POLYMER SOLUTIONS BY TREATMENT WITH AMMONIA AND CARBON DIOXIDE

TH0893	BEL	EP		C	SOC	N

TH0893	BRA	P		C	SOC	N

TH0893	EPC	P		C	SOC	N

TH0893	FRA	EP		C	SOC	N

TH0893	GBR	EP		C	SOC	N

TH0893	GER	EP		C	SOC	N

TH0893	JAP	P		C	SOC	N

TH0893	KOS	P		C	SOC	N

TH0893	LUX	EP		C	SOC	N

TH0893	NET	EP		C	SOC	N

TH0893	PCT			C	SIRM		31/08/1999	PCT/EP99/06425

TH0893	SOU	P		C	SOC	N

TH0893	SPA	EP		C	SOC	N

TH0893	TAI			C	SIRM	G	31/08/1999	88114895

TH0893	USA		02	B	SOC	N	10/08/1999	09/371303

Elastomers SOC IPTLA Appendix 2–closing version 26012001.

CASE				B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE NON-AQUEOUS SOLVENT FREE PROCESS FOR MAKING UV CURABLE ADHESIVES AND SEALANTS FROM EPOXIDIZED MONOHYDROXYLATED DIENE POLYMERS (III)

TH0907	BEL	EP		C	SIRM	N
TH0907	BRA	P		C	SIRM		20/10/1998	PI-9709165-0

TH0907	CAN	P		C	SIRM		21/10/1998	2252830

TH0907	CHN	P		C	SIRM		26/10/1998	97194120.3

TH0907	EPC	P		C	SIRM		11/09/1998	97922932.5

TH0907	FRA	EP		C	SIRM	N

TH0907	GBR	EP		C	SIRM	N

TH0907	GER	EP		C	SIRM	N

TH0907	ITA	EP		C	SIRM	N

TH0907	JAP	P		C	SIRM		23/10/1998	538600/97

TH0907	KOS	P		C	SIRM		23/10/1998	708497/98

TH0907	MEX	P		C	SIRM		14/10/1998	988500

TH0907	NET	EP		C	SIRM	N

TH0907	SOU			C	SIRM	G	24/04/1997	97/3547	31/12/1997	97/3547

TH0907	SPA	EP		C	SIRM	N

TH0907	TAI			C	SIRM		12/06/1997	86108142

TH0907	USA		02	B	SOC	G	15/04/1997	08/839700	17/11/1998	5837749

CASE		B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Hydrogenation Catalyst

TH0908	USA	B	SOC		25/08/2000	60/227891

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Melt processable bleach resistant fibers from polyurethane elastomers

TH0912	BEL	EP	C	SIRM	N

TH0912	BRA	P	C	SIRM	N

TH0912	EPC	P	C	SIRM	N

TH0912	FRA	EP	C	SIRM	N

TH0912	GBR	EP	C	SIRM	N

TH0912	ITA	EP	C	SIRM	N

TH0912	JAP	P	C	SIRM	N

TH0912	NET	EP	C	SIRM	N

TH0912	PCT		C	SIRM		28/06/2000	PCT/EP00/06046

TH0912	SPA	EP	C	SIRM	N

TH0912	USA	P	C	SRL	N

CASE				B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE OIL GEL FORMULATIONS CONTAINING HIGH VINYL CONTENT HYDROGENATED STYRENE-BUTADIENE-STYRENE BLOCK COPOLYMERS

TH0913	BEL	E		C	SIRM	N

TH0913	BRA			C	SIRM		29/07/1997	PI9705233-7

TH0913	CAN			C	SIRM		29/07/1997	2211944

TH0913	CHN			C	SIRM		29/07/1997	97117969.7

TH0913	EPC			C	SIRM		29/07/1997	97202332.9

TH0913	FRA	E		C	SIRM	N

TH0913	GBR	E		C	SIRM	N

TH0913	GER	E		C	SIRM	N

TH0913	IND			C	SIRM		28/07/1997	2092/DEL/1997

TH0913	ITA	E		C	SIRM	N

TH0913	JAP			C	SIRM		29/07/1997	203457/97

TH0913	KOS			C	SIRM		28/07/1997	35574/97

TH0913	MEX			C	SIRM		30/07/1997	975763

TH0913	NET	E		C	SIRM	N

TH0913	SPA	E		C	SIRM	N

TH0913	SWE	E		C	SIRM	N

TH0913	TAI			C	SIRM		23/07/1997	86110503

TH0913	TUR			C	SIRM		31/07/1997	1997/00720

TH0913	USA		02	B	SOC	G	30/07/1997	08/903526	20/07/1999	5925707

CASE				B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Compounded Rubber Compositions

TH0939	EPC			C	SIRM		22/09/1998	98203207.0

TH0939	FRA	E		C	SIRM	N

TH0939	GBR	E		C	SIRM	N

TH0939	GER	E		C	SIRM	N

TH0939	ITA	E		C	SIRM	N

TH0939	JAP			C	SIRM		22/09/1998	268565/98

TH0939	SPA	E		C	SIRM	N

TH0939	SWE	E		C	SIRM	N

TH0939	USA		02	B	SOC		15/09/1998	09/153609

CASE				B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE ENHANCED HYDROGENATION CATALYST FROM BLOCK COPOLYMERS BY REDUCTION IN POLYMER CEMENT VISCOSITY BY INCREASING THE VINYL CONTENT OF THE BLOCK COPOLYMERS

TH0946	BEL	EP		C	SIRM	N

TH0946	BRA	P		C	SIRM		21/01/2000	PI9811480-8

TH0946	EPC	P		C	SIRM		03/12/1999	98946295.7

TH0946	FRA	EP		C	SIRM	N

TH0946	GBR	EP		C	SIRM	N

TH0946	GER	EP		C	SIRM	N

TH0946	ITA	EP		C	SIRM	N

TH0946	JAP	P		C	SIRM		21/01/2000	504175/2000

TH0946	KOS	P		C	SIRM		19/01/2000	7000598/2000

TH0946	NET	EP		C	SIRM	N

TH0946	SPA	EP		C	SIRM	N

TH0946	TAI			C	SIRM		01/07/1998	87110643

TH0946	USA		02	B	SOC		08/06/1998	09/093245

CASE				B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Improved cast polyurethane elastomers containing low polarity amine curing agents

TH0949	BEL	E		C	SIRM	N

TH0949	BRA			C	SIRM		15/09/1997	PI-9704715-5

TH0949	CAN			C	SIRM		15/09/1997	2215479

TH0949	CHN			C	SIRM		16/09/1997	97121418.2

TH0949	EPC			C	SIRM		16/09/1997	97202834.4

TH0949	FRA	E		C	SIRM	N

TH0949	GBR	E		C	SIRM	N

TH0949	GER	E		C	SIRM	N

TH0949	ITA	E		C	SIRM	N

TH0949	JAP			C	SIRM		12/09/1997	248667/97

TH0949	KOS			C	SIRM		13/09/1997	47287/97

TH0949	MEX			C	SIRM		12/09/1997	976965

TH0949	NET	E		C	SIRM	N

TH0949	SOU			C	SIRM	G	15/09/1997	97/8289	24/06/1998	97/8289

TH0949	SPA	E		C	SIRM	N

TH0949	TAI			C	SIRM	G	19/03/1998	86114062	13/04/2000	NI-109539

TH0949	USA		02	B	SOC	G	08/09/1997	08/929174	21/09/1999	5955559 277

CASE		B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Polydiene diols in resilient polyurethane foams

TH0958	SOU	C	SIRM	I*	30/09/1997	97/8744	24/06/1998	97/8744

TH0958	USA	B	SOC	G	02/10/1996	08/724940	20/01/1998	5710192

*	Will be abandoned on 30/03/2001

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Conversion of sticky elastomeric polymer crumb into pellets without polymer degradation

TH0965	BEL	EP	C	SIRM	N

TH0965	BRA	P	C	SIRM		24/11/2000	PI9910691-4

TH0965	CAN	P	C	SIRM		22/11/2000	PCT/EP99/03726

TH0965	CHN	P	C	SIRM		XXX

TH0965	EPC	P	C	SIRM		07/11/2000	99926469.0

TH0965	FRA	EP	C	SIRM	N

TH0965	GBR	EP	C	SIRM	N

TH0965	GER	EP	C	SIRM	N

TH0965	IND	P	C	SIRM		10/11/2000	2000/00325

TH0965	ITA	EP	C	SIRM	N

TH0965	JAP	P	C	SIRM		24/11/2000	550652/2000

TH0965	KOS	P	C	SIRM		23/11/2000	7013186/2000

TH0965	MEX	P	C	SIRM		23/11/2000	11529

TH0965	NET	EP	C	SIRM	N

TH0965	RUM	P	C	SIRM		27/11/2000	A2000-01162

TH0965	SOU	P	C	SIRM		XXX

TH0965	SPA	EP	C	SIRM	N

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TH0965	TAI		C	SIRM		14/05/1999	88107869

TH0965	USA	02	B	SOC		06/05/1999	09/306123

CASE				B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Polyurethanes made with polydiene diols, disocyanates and dimer diol chain extender

TH0968	BEL	EP		C	SIRM	G	24/03/1999	97948765.9	03/05/2000	0932634

TH0968	BRA	P		C	SIRM		14/04/1999	PI9712319-6

TH0968	CAN	P		C	SIRM		09/04/1999	2268285

TH0968	CHN	P		C	SIRM		16/04/1999	97198924.9

TH0968	EPC	P		C	SIRM	G	24/03/1999	97948765.9	03/05/2000	0932634

TH0968	FRA	EP		C	SIRM	G	24/03/1999	97948765.9	03/05/2000	0932634

TH0968	GBR	EP		C	SIRM	G	24/03/1999	97948765.9	03/05/2000	0932634

TH0968	GER	EP		C	SIRM	G	24/03/1999	97948765.9	03/05/2000	P69701893.8-08

TH0968	ITA	EP		C	SIRM	G	24/03/1999	97948765.9	03/05/2000	0932634

TH0968	JAP	P		C	SIRM		15/04/1999	518038/98

TH0968	KOS	P		C	SIRM		14/04/1999	7003240/99

TH0968	MEX	P		C	SIRM		13/04/1999	993439

TH0968	NET	EP		C	SIRM	G	24/03/1999	97948765.9	03/05/2000	0932634

TH0968	SOU			C	SIRM	G	14/10/1997	97/9180	30/09/1998	97/9180

TH0968	SPA	EP		C	SIRM	G	24/03/1999	97948765.9	03/05/2000	0932634

TH0968	TAI			C	SIRM		04/11/1997	86116346

TH0968	USA		02	B	SOC	G	09/10/1997	08/947918	26/01/1999	5864001

CASE		B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Epoxidation of partially saturated diene mono-ol polymers utilizing in situ production of peracids

TH0971	USA	B	SOC	G	26/06/2000	60/214097

CASE				B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE A method for coating crosslinkable epoxidized monohydrogenated diene polymer coating compositions on primed substrates

TH0977	BEL	EP		C	SIRM	N

TH0977	BRA	P		C	SIRM		12/04/1999	PI9712295-5

TH0977	CAN	P		C	SIRM		08/04/1999	2268279

TH0977	CHN	P		C	SIRM		14/04/1999	97198785.8

TH0977	EPC	P		C	SIRM		12/03/1999	97912200.9

TH0977	FRA	EP		C	SIRM	N

TH0977	GBR	EP		C	SIRM	N

TH0977	GER	EP		C	SIRM	N

TH0977	ITA	EP		C	SIRM	N

TH0977	JAP	P		C	SIRM		09/04/1999	518035/98

TH0977	KOS	P		C	SIRM		12/04/1999	7003157/99

TH0977	MEX	P		C	SIRM		08/04/1999	993280

TH0977	NET	EP		C	SIRM	N

TH0977	SOU			C	SIRM	G	13/10/1997	97/9133	30/09/1998	97/9133

TH0977	SPA	EP		C	SIRM	N

TH0977	TAI			C	SIRM	G	12/12/1997	86118793	11/03/1999	NI-097842

TH0977	USA		02	B	SOC	G	26/09/1997	08/938289	13/07/1999	5922467

CASE				B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE EXTRACTION OF METAL RESIDUES FROM POLYMER CEMENTS

TH0986	BEL	E		C	SIRM	N

TH0986	BRA			C	SIRM		20/08/1998	PI9803201-1

TH0986	EPC			C	SIRM		21/08/1998	98202813.6

TH0986	FRA	E		C	SIRM	N

TH0986	GBR	E		C	SIRM	N

TH0986	GER	E		C	SIRM	N

TH0986	ITA	E		C	SIRM	N

TH0986	JAP			C	SIRM		20/08/1998	234731/98

TH0986	KOS			C	SIRM		20/08/1998	33734/98

TH0986	NET	E		C	SIRM	N

TH0986	SPA	E		C	SIRM	N

TH0986	TAI			C	SIRM		04/09/1998	87114716

TH0986	USA		02	B	SOC	G	18/08/1998	09/135725	28/11/2000	6153727

CASE				B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE DEPROTECTION OF POLYMERS PREPARED WITH SILYLOXY PROTECTED FUNCTIONAL INITIATORS BY REACTION WITH HYDRIDE REDUCING AGENTS

TH1005	BEL	EP		C	SIRM	N

TH1005	EPC	P		C	SIRM	N

TH1005	FRA	EP		C	SIRM	N

TH1005	GBR	EP		C	SIRM	N

TH1005	GER	EP		C	SIRM	N

TH1005	ITA	EP		C	SIRM	N

TH1005	JAP	P		C	SIRM	N

TH1005	KOS	P		C	SIRM	N

TH1005	NET	EP		C	SIRM	N

TH1005	PCT			C	SIRM		31/08/1999	PCT/EP99/06426

TH1005	SPA	EP		C	SIRM	N

TH1005	USA		02	B	SOC		24/08/1999	09/379843

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Sealant formulations containing high vinyl content hydrogenated styrene-butadiene-styrene block copolymers

TH1009	AUS		C	SIRM	G	03/03/1998	56410/98	01/04/1999	699760

TH1009	BEL	E	C	SIRM	N

TH1009	BRA		C	SIRM		04/03/1998	PI-9800829-3

TH1009	CHN		C	SIRM		03/03/1998	98108035.9

TH1009	EPC		C	SIRM		04/03/1998	98200666.0

TH1009	FRA	E	C	SIRM	N

TH1009	GBR	E	C	SIRM	N

TH1009	GER	E	C	SIRM	N

TH1009	ITA	E	C	SIRM	N

TH1009	KOS		C	SIRM		03/03/1998	6894/98

TH1009	NET	E	C	SIRM	N

TH1009	SPA	E	C	SIRM	N

TH1009	SWE	E	C	SIRM	N

TH1009	TAI		C	SIRM		11/03/1998	87103590

TH1009	TUR		C	SIRM		03/03/1998	98/00375

TH1009	USA		B	SOC	G	05/03/1997	08/811487	07/07/1998	5777043

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Polyurethane foams of polydiene diols and oil

TH1012	USA	02	B	SOC	G	19/05/1998	09/081558	26/10/1999	5973016

CASE				B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Polyurethane adhesive foams of polydiene diols and tackifying resin

TH1023	BEL	EP		C	SIRM	N

TH1023	BRA	P		C	SIRM		23/11/1999	PCT/EP98/03019

TH1023	CAN	P		C	SIRM		19/11/1999	PCT/EP98/03019

TH1023	CHN	P		C	SIRM

TH1023	EPC	P		C	SIRM		20/10/1999	98929360.0

TH1023	FRA	EP		C	SIRM	N

TH1023	GBR	EP		C	SIRM	N

TH1023	GER	EP		C	SIRM	N

TH1023	ITA	EP		C	SIRM	N

TH1023	JAP	P		C	SIRM		22/11/1999	PCT/EP98/03019

TH1023	KOS	P		C	SIRM		18/11/1999	7010672/99

TH1023	MEX	P		C	SIRM		16/11/1999	9910546

TH1023	NET	EP		C	SIRM	N

TH1023	SOU			C	SIRM	G	20/05/1998	98/4261	27/01/1999	98/4261

TH1023	SPA	EP		C	SIRM	N

TH1023	TAI			C	SIRM		25/05/1998	87108082

TH1023	USA		02	B	SOC	G	19/05/1998	09/080997	15/12/1998	5849806

CASE				B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE WEATHERABLE RESILIENT POLYURETHANE FOAMS

TH1024	BEL	EP		C	SIRM	N

TH1024	BRA	P		C	SIRM		23/11/1999	PCT/EP98/03020

TH1024	CAN	P		C	SIRM		19/11/1999	PCT/EP98/03020

TH1024	CHN	P		C	SIRM

TH1024	EPC	P		C	SIRM		20/10/1999	98928309.8

TH1024	FRA	EP		C	SIRM	N

TH1024	GBR	EP		C	SIRM	N

TH1024	GER	EP		C	SIRM	N

TH1024	ITA	EP		C	SIRM	N

TH1024	JAP	P		C	SIRM		22/11/1999	PCT/EP98/03020

TH1024	KOS	P		C	SIRM		20/11/1999	7010761/99

TH1024	MEX	P		C	SIRM		16/11/1999	9910545

TH1024	NET	EP		C	SIRM	N

TH1024	SOU			C	SIRM	G	20/05/1998	98/4262	27/01/1999	98/4262

TH1024	SPA	EP		C	SIRM	N

TH1024	TAI			C	SIRM		25/05/1998	87108067

TH1024	USA		N	B	SOC	G	24/06/1999	09/081559	13/07/1999	5922781

CASE				B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Deprotection of polymers prepared with silyloxy protected functional initiators by reaction with aqueous fluoroboric acid

TH1032	BEL	EP		C	SIRM	N

TH1032	EPC	P		C	SIRM	N

TH1032	GBR	EP		C	SIRM	N

TH1032	GER	EP		C	SIRM	N

TH1032	ITA	EP		C	SIRM	N

TH1032	JAP	P		C	SIRM	N

TH1032	PCT			C	SIRM		24/02/2000	PCT/EP00/01555

TH1032	SPA	EP		C	SIRM	N

TH1032	USA		02	B	SOC		24/01/2000	09/490200

CASE				B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Thermofusible elastomer compositions

TH1048	BRA	P		C	SIRM		16/06/2000	PCT/EP98/08544

TH1048	CHN	P		C	SIRM		19/06/2000	98812432.7

TH1048	EPC	P		C	SIRM		24/05/2000	98966866.0

TH1048	FRA	EP		C	SIRM	N

TH1048	GBR	EP		C	SIRM	N

TH1048	GER	EP		C	SIRM	N

TH1048	ITA	EP		C	SIRM	N

TH1048	JAP	P		C	SIRM		15/06/2000	525486/2000

TH1048	NET	EP		C	SIRM	N

TH1048	SWE	EP		C	SIRM	N

TH1048	SWI	EP		C	SIRM	N

TH1048	TUR	P		C	SIRM		16/06/2000	2000/01775

TH1048	USA		02	B	SOC	G	25/11/1998	09/199304	06/06/2000	6072004

CASE				B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Minimum residence time hydrogenation process for polyisoprene-polybutadiene block copolymers

TH1056	BEL	EP		C	SIRM	N

TH1056	EPC	P		C	SIRM		27/07/2000	99907462.8

TH1056	FRA	EP		C	SIRM	N

TH1056	GBR	EP		C	SIRM	N

TH1056	GER	EP		C	SIRM	N

TH1056	ITA	EP		C	SIRM	N

TH1056	JAP	P		C	SIRM		28/07/2000	529361/2000

TH1056	KOS	P		C	SIRM		26/07/2000	7008127/2000

TH1056	NET	EP		C	SIRM	N

TH1056	SPA	EP		C	SIRM	N

TH1056	TAI			C	SIRM		05/02/1999	88101795

TH1056	USA		02	B	SOC		20/01/1999	09/234336

CASE				B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Novel polyurethane compositions made from hydroxy-terminated polydiene polymers

TH1057	BEL	EP		C	SIRM	N

TH1057	BRA	P		C	SIRM		23/11/1999	PI9809672-9

TH1057	CAN	P		C	SIRM		19/11/1999	2290491

TH1057	CHN	P		C	SIRM		23/11/1999	98805384.5

TH1057	EPC	P		C	SIRM		20/10/1999	98934896.6

TH1057	FRA	EP		C	SIRM	N

TH1057	GBR	EP		C	SIRM	N

TH1057	GER	EP		C	SIRM	N

TH1057	ITA	EP		C	SIRM	N

TH1057	JAP	P		C	SIRM		22/11/1999	549973/98

TH1057	KOS	P		C	SIRM		22/11/1999	7010805/99

TH1057	MEX	P		C	SIRM		16/11/1999	9910538

TH1057	NET	EP		C	SIRM	N

TH1057	SOU			C	SIRM	G	21/05/1998	98/4304	24/02/1999	98/4304

TH1057	SPA	EP		C	SIRM	N

TH1057	TAI			C	SIRM		25/05/1998	87108083

TH1057	USA		02	B	SOC	G	06/05/1998	09/073666	09/05/2000	6060560

TH1057	USA		A	B	SOC		25/01/2000	09/491017

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE OIL GEL FORMULATIONS CONTAINING POLYETHYLENE-POLYDIMETHYLSILOXANE BLOCK COPOLYMERS DISSOLVED IN POLYDIMETHYLSILOXANE

TH1102	USA	02	B	SOC	G	07/05/1999	09/307284	12/12/2000	6160045

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE OIL GEL FORMULATIONS CONTAINING POLYSTYRENE-POLYDIMETHYLSILOXANE OR POLYETHYLENE-POLYDIMETHYLSILOXANE BLOCK COPOLYMERS DISSOLVED IN SILOXANE MONOMERS

TH1103	USA	02	B	SOC		07/05/1999	09/307285

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE OIL GEL FORMULATIONS CONTAINING POLYSILOXANE BLOCK COPOLYMERS DISSOLVED IN HYDROGENATED SILICONE OILS

TH1106	USA	02	B	SOC	G	24/08/1999	09/379842	16/01/2001	6174968

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Production of saturated siloxane polymers from aromatic monomers and/or other aromatic monomers

TH1107	USA	02	B	SOC		17/11/1999	09/441759

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Improved polyethylene-polysiloxane block copolymer release surface composition

TH1108	USA	02	B	SOC		09/09/1999	09/392419

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE A METHOD FOR PRODUCING POLYURETHANE COMPOSITIONS WHICH EXHIBIT A HIGH FLEXURAL RESISTANCE

TH1109	USA	N		SOC		09/05/2000	09/568319

CASE				B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE A method for producing mixed polyol thermoplastic polyurethane compositions

TH1110	BEL	EP		C	SIRM	N

TH1110	EPC	P		C	SIRM	N

TH1110	FRA	EP		C	SIRM	N

TH1110	GBR	EP		C	SIRM	N

TH1110	GER	EP		C	SIRM	N

TH1110	ITA	EP		C	SIRM	N

TH1110	JAP	P		C	SIRM	N

TH1110	NET	EP		C	SIRM	N

TH1110	PCT			C	SIRM		02/12/1999	PCT/EP99/09627

TH1110	SPA	EP		C	SIRM	N

TH1110	USA		02	B	SOC		01/12/1999	09/451793

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE A gel-free process for making hydrogenated functionalized anionically polymerized polymers

TH1145	USA	02	B	SOC		02/03/1999	09/260239

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE PROCESS FOR MAKING HYDROGENATED GEL-FREE FUNCTIONALIZED ANIONICALLY POLYMERIZED POLYMERS

TH1154	USA	02	B	SOC		04/05/1999	09/304915

CASE				B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE HOT MELT ADHESIVE

TH1172	BEL	E		C	SIRM	N

TH1172	EPC			C	SIRM		16/03/1999	99200809.4

TH1172	FRA	E		C	SIRM	N

TH1172	GBR	E		C	SIRM	N

TH1172	GER	E		C	SIRM	N

TH1172	ITA	E		C	SIRM	N

TH1172	JAP			C	SIRM		16/03/1999	70432/99

TH1172	NET	E		C	SIRM	N

TH1172	SPA	E		C	SIRM	N

TH1172	USA		02	B	SOC		12/03/1999	09/267263

CASE				B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE METHOD FOR SYNTHESIS OF A DILITHIUM DIISOPROPENYLBENZENE-BASED DIINITIATOR

TH1173	BEL	EP		C	SIRM	N

TH1173	BRA	P		C	SIRM	N

TH1173	EPC	P		C	SIRM	N

TH1173	FRA	EP		C	SIRM	N

TH1173	GBR	EP		C	SIRM	N

TH1173	GER	EP		C	SIRM	N

TH1173	ITA	EP		C	SIRM	N

TH1173	JAP	P		C	SIRM	N

TH1173	KOS	P		C	SIRM	N

TH1173	NET	EP		C	SIRM	N

TH1173	PCT			C	SIRM		07/10/1999	PCT/EP99/07758

TH1173	SOU	P		C	SIRM	N

TH1173	SPA	EP		C	SIRM	N

TH1173	TAI			C	SIRM		20/10/1999	88118092

TH1173	USA		02	B	SOC		30/09/1999	09/409924

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Solventless process for making polysiloxane monomers

TH1217	USA	02	B	SOC		16/11/1999	09/442158

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Freeze-dried polystyrene-polysiloxane foams

TH1220	USA	02	B	SOC	G	16/11/1999	09/442159	24/10/2000	6136872

CASE				B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE HIGH PEEL STRENGTH HIGH HOLDING POWER HOT MELT DISPOSABLES ADHESIVE COMPOSITION

TH1221	EPC	P		C	SIRM	N

TH1221	FRA	EP		C	SIRM	N

TH1221	GBR	EP		C	SIRM	N

TH1221	GER	EP		C	SIRM	N

TH1221	ITA	EP		C	SIRM	N

TH1221	JAP	P		C	SIRM	N

TH1221	PCT			C	SIRM		27/08/1999	PCT/EP99/06336

TH1221	USA		02	B	SOC		26/08/1999	09/383329

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE PRODUCTION OF POROUS DIENE POLYMER PELLETS BY MECHANICAL DRYING

TH1251	BEL	EP	C	SIRM	N

TH1251	BRA	P	C	SIRM	N

TH1251	EPC	P	C	SIRM	N

TH1251	FRA	EP	C	SIRM	N

TH1251	GBR	EP	C	SIRM	N

TH1251	ITA	EP	C	SIRM	N

TH1251	JAP	P	C	SIRM	N

TH1251	NET	EP	C	SIRM	N

TH1251	PCT		C	SIRM		19/04/2000	PCT/EP00/03731

TH1251	SPA	EP	C	SIRM	N

TH1251	USA	P	C	SRL	N

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE POLYPROPYLENE RESIN COMPOSITION WITH TAPERED TRIBLOCK COPOLYMER

TH1312	USA	02	B	SOC	G	24/05/1999	09/317009	26/12/2000	6166134

CASE				B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE PROCESS FOR PRODUCING SPECIFIC TAPERED BLOCK COPOLYMER

TH1325	BEL	EP		C	SIRM	N

TH1325	EPC	P		C	SIRM	N

TH1325	GBR	EP		C	SIRM	N

TH1325	GER	EP		C	SIRM	N

TH1325	ITA	EP		C	SIRM	N

TH1325	JAP	P		C	SIRM	N

TH1325	PCT			C	SIRM		14/01/2000	PCT/EP00/00301

TH1325	SPA	EP		C	SIRM	N

TH1325	USA		02	B	SOC		07/01/2000	09/479179

CASE		B/C	PATENTEE	STATUS	PILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Apparatus and method for forming polymer crumb

TH1402	USA	B	SOC		31/05/2000	60/208183

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE HOT MELT PRESSURE SENSITIVE POSITIONING ADHESIVE

TH1429	BEL	EP	C	SIRM	N

TH1429	BRA	P	C	SIRM	N

TH1429	EPC	P	C	SIRM	N

TH1429	FRA	EP	C	SIRM	N

TH1429	GBR	EP	C	SIRM	N

TH1429	ITA	EP	C	SIRM	N

TH1429	JAP	P	C	SIRM	N

TH1429	NET	EP	C	SIRM	N

TH1429	PCT		C	SIRM		23/06/2000	PCT/EP00/05900

TH1429	SPA	EP	C	SIRM	N

CASE				B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TH1429	BEL	EP	02	C	SIRM	N

TH1429	BRA	P	02	C	SIRM	N

TH1429	EPC	P	02	C	SIRM	N

TH1429	FRA	EP	02	C	SIRM	N

TH1429	GBR	EP	02	C	SIRM	N

TH1429	ITA	EP	02	C	SIRM	N

TH1429	JAP	P	02	C	SIRM	N

TH1429	NET	EP	02	C	SIRM	N

TH1429	PCT		02	C	SIRM		23/06/2000	PCT/EP00/05901

TH1429	SPA	EP	02	C	SIRM	N

TH1429	USA		03	B	SOC		22/06/2000	09/599131

TH1429	USA		04	B	SOC		22/06/2000	09/599755

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE UNIFORM INITIATION OF ANIONIC POLYMERIZATION USING ORGANO-SUBSTITUTED ALKALI METAL INITIATORS

TH1431	USA	02	B	SOC		14/03/2000	09/525137

CASE				B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE HOT MELT PRESSURE SENSITIVE POSITIONING ADHESIVE III

TH1471	BEL	EP		C	SIRM	N

TH1471	BRA	P		C	SIRM	N

TH1471	EPC	P		C	SIRM	N

TH1471	FRA	EP		C	SIRM	N

TH1471	GBR	EP		C	SIRM	N

TH1471	ITA	EP		C	SIRM	N

TH1471	JAP	P		C	SIRM	N

TH1471	NET	EP		C	SIRM	N

TH1471	PCT			C	SIRM		23/06/2000	PCT/EP00/05902

TH1471	SPA	EP		C	SIRM	N

TH1471	USA		03	B	SOC		20/06/2000	09/597207

CASE		B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE High coupling efficiency of styrenic block copolymer using vinyl cyclohexene diepoxide

TH1498	USA	B	SOC		17/04/2000	60/197966

CASE				B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE REMOVAL OF HYDROGENATION CATALYST FROM POLYMER SOLUTION BY TREATMENT WITH ACID AND AMMONIA

TH1511	BEL	EP		C	SIRM	N

TH1511	BRA	P		C	SIRM	N

TH1511	EPC	P		C	SIRM	N

TH1511	FRA	EP		C	SIRM	N

TH1511	GBR	EP		C	SIRM	N

TH1511	ITA	EP		C	SIRM	N

TH1511	JAP	P		C	SIRM	N

TH1511	NET	EP		C	SIRM	N

TH1511	PCT			C	SIRM		04/05/2000	PCT/EP00/04307

TH1511	SPA	EP		C	SIRM	N

TH1511	USA		02	B	SOC		02/03/2000	09/518437

CASE				B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE INCREASED THROUGHPUT IN THE MANUFACTURE OF ANIONIC POLYMERS BY REDUCTION IN POLYMER CEMENT VISCOSITY THROUGH THE ADDITION OF METAL ALKYLS

TH1512	BEL	EP		C	SIRM	N

TH1512	BRA	P		C	SIRM	N

TH1512	EPC	P		C	SIRM	N

TH1512	FRA	EP		C	SIRM	N

TH1512	GBR	EP		C	SIRM	N

TH1512	ITA	EP		C	SIRM	N

TH1512	JAP	P		C	SIRM	N

TH1512	NET	EP		C	SIRM	N

TH1512	PCT			C	SIRM		20/04/2000	PCT/EP00/03732

TH1512	SPA	EP		C	SIRM	N

TH1512	USA		02	B	SOC		29/03/2000	09/537500

CASE		B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Film Compositions

TH1528	USA	B	SOC		04/10/2000	60/237533

CASE		B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Formulation for strippable adhesive and coating films

TH1550	USA	B	SOC		03/05/2000	60/201507

CASE				B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Formulation for strippable adhesive and coating films and high performance adhesives

TH1551	BEL	EP		C	SIRM	N

TH1551	EPC	P		C	SIRM	N

TH1551	FRA	EP		C	SIRM	N

TH1551	GBR	EP		C	SIRM	N

TH1551	GER	EP		C	SIRM	N

TH1551	ITA	EP		C	SIRM	N

TH1551	JAP	P		C	SIRM	N

TH1551	NET	EP		C	SIRM	N

TH1551	PCT			C	SIRM		17/10/2000	PCT/EP00/10282

TH1551	SPA	EP		C	SIRM	N

TH1551	USA		02	B	SOC		17/10/2000	09/690523

CASE				B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Modified styrenic block copolymer compounds having improved elastic performance

TH1568	BEL	EP		C	SIRM	N

TH1568	BRA	P		C	SIRM	N

TH1568	CHN	P		C	SIRM	N

TH1568	EPC	P		C	SIRM	N

TH1568	FRA	EP		C	SIRM	N

TH1568	GBR	EP		C	SIRM	N

TH1568	GER	EP		C	SIRM	N

TH1568	ITA	EP		C	SIRM	N

TH1568	JAP	P		C	SIRM	N

TH1568	NET	EP		C	SIRM	N

TH1568	PCT			C	SIRM		14/09/2000	PCT/EP00/09032

TH1568	SPA	EP		C	SIRM	N

TH1568	TAI			C	SIRM		26/09/2000	89119830

TH1568	USA		02	B	SOC		07/09/2000	09/657015

CASE		B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Non-aqueous solvent-free process for making UV curable adhesives and sealants from epoxidized monohydroxylated diene polymers (IV)

TH1652	USA	B	SOC		27/04/2000	60/199949

CASE		B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Compositions based on maleated block copolymers crosslinked with aluminum acetylacetanoate

TH1685	USA	B	SOC		01/06/2000	60/208638

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Block copolymer composition, hot melt adhesive composition containing it and process for the preparation thereof

TS0041	BEL	E	C	SIRM	G	24/08/1994	94202423.3	26/05/1999	0643094

TS0041	BRA		C	SIRM	G	23/08/1994	PI-9403316-1	08/08/2000	PI-9403316-1

TS0041	FRA	E	C	SIRM	G	24/08/1994	94202423.3	26/05/1999	0643094

TS0041	GBR	E	C	SIRM	G	24/08/1994	94202423.3	26/05/1999	0643094

TS0041	GER	E	C	SIRM	G	24/08/1994	94202423.3	26/05/1999	P69418661.9-08

TS0041	ITA	E	C	SIRM	G	24/08/1994	94202423.3	26/05/1999	0643094

TS0041	JAP		C	SIRM	G	23/08/1994	198465/94	28/07/2000	3093111

TS0041	NET	E	C	SIRM	G	24/08/1994	94202423.3	26/05/1999	0643094

TS0041	SPA	E	C	SIRM	G	24/08/1994	94202423.3	26/05/1999	2131630

TS0041	TAI		C	SIRM	G	29/07/1994	83106937	05/09/1997	NI-086355

TS0041	USA		C	SOC	G	24/06/1994	265072	24/10/1995	5461095

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Block copol. comp. a process for its prep. and hot melt adhesive compr. said composition

TS0045	BEL	E	C	SIRM	G	28/07/1994	94202210.4	01/10/1997	0636654

TS0045	BRA		C	SIRM		26/07/1994	PI-9402946-6

TS0045	FRA	E	C	SIRM	G	28/07/1994	94202210.4	01/10/1997	0636654

TS0045	GBR	E	C	SIRM	G	28/07/1994	94202210.4	01/10/1997	0636654

TS0045	GER	E	C	SIRM	G	28/07/1994	94202210.4	01/10/1997	P69405938.2-08

TS0045	ITA	E	C	SIRM	G	28/07/1994	94202210.4	01/10/1997	0636654

TS0045	JAP		C	SIRM		26/07/1994	174509/94

TS0045	NET	E	C	SIRM	G	28/07/1994	94202210.4	01/10/1997	0636654

TS0045	SPA	E	C	SIRM	G	28/07/1994	94202210.4	01/10/1997	2107117

TS0045	TAI		C	SIRM	G	12/07/1994	83106324	24/07/1996	NI-077469

CASE				B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Styrenic block copolymers having improved combination of properties such as tensile strength abr. resist. colourstab.

TS0130	BEL	EP		C	SIRM	G	15/05/1996	95901406.9	01/10/1997	0729482

TS0130	BRA	P		C	SIRM		16/05/1996	PI-9408075-5

TS0130	CHN	P		C	SIRM		20/05/1996	94194205.8

TS0130	FRA	EP		C	SIRM	G	15/05/1996	95901406.9	01/10/1997	0729482

TS0130	GBR	EP		C	SIRM	G	15/05/1996	95901406.9	01/10/1997	0729482

TS0130	GER	EP		C	SIRM	G	15/05/1996	95901406.9	01/10/1997	P69406014.3-08

TS0130	IND			C	SIRM		11/11/1994	1450/DEL/94

TS0130	ITA	EP		C	SIRM	G	15/05/1996	95901406.9	01/10/1997	0729482

TS0130	JAP	P		C	SIRM		16/05/1996	514230/95

TS0130	KOS	P		C	SIRM		17/05/1996	702621/96

TS0130	MEX			C	SIRM	G	16/11/1994	948885	10/08/1999	192950

TS0130	NET	EP		C	SIRM	G	15/05/1996	95901406.9	01/10/1997	0729482

TS0130	RUS	P		C	SIRM		17/05/1996	96113057

TS0130	SPA	EP		C	SIRM	G	15/05/1996	95901406.9	01/10/1997	2107295

TS0130	TAI			C	SIRM	G	15/11/1994	83110566	27/11/1996	NI-079855

TS0130	USA		A	C	SOC	G	06/11/1995	553947	02/12/1997	5693718

CASE				B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Preparation of block copolymers, having a maximum melt flow rate, by timing the MVA dosing during full sequential polymerization

TS0139	BEL	E		C	SIRM	G	03/04/1995	95200852.2	10/03/1999	0676426

TS0139	BRA			C	SIRM		07/04/1995	PI-9501500-0

TS0139	CHN			C	SIRM	G	08/04/1995	95104020.0	04/11/2000	95105020.0

TS0139	FRA	E		C	SIRM	G	03/04/1995	95200852.2	10/03/1999	0676426

TS0139	GER	E		C	SIRM	G	03/04/1995	95200852.2	10/03/1999	P69508128.4-08

TS0139	ITA	E		C	SIRM	G	03/04/1995	95200852.2	10/03/1999	0676426

TS0139	JAP			C	SIRM		07/04/1995	83002/95

TS0139	KOS			C	SIRM		10/04/1995	8580/95

TS0139	MEX			C	SIRM	G	07/04/1995	951730	08/10/1999	193650

TS0139	NET	E		C	SIRM	G	03/04/1995	95200852.2	10/03/1999	0676426

TS0139	SPA	E		C	SIRM	G	03/04/1995	95200852.2	10/03/1999	2131266

TS0139	TAI			C	SIRM	G	15/03/1995	84102494	02/10/1998	NI-094995

TS0139	USA			C	SOC	G	31/03/1995	414842	23/04/1996	5510423

TS0139	USA		A	C	SOC	G	05/01/1996	583241	10/09/1996	5554697

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Product for purification of starting materials for anionic polymerization processes.

TS0167	USA		C	SOC	G	22/09/1995	532121	02/12/1997	5693726

TS0167	USA	A	C	SOC	G	25/06/1997	882274	07/07/1998	5777035

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Process for prep. of alpha, o-mega-dilithiopolydienes as diinitiators

TS0169	BEL	E	C	SIRM	G	04/05/1995	95201159.1	16/09/1998	0682041

TS0169	FRA	E	C	SIRM	G	04/05/1995	95201159.1	16/09/1998	0682041

TS0169	GER	E	C	SIRM	G	04/05/1995	95201159.1	16/09/1998	P69504747.7-08

TS0169	ITA	E	C	SIRM	G	04/05/1995	95201159.1	16/09/1998	0682041

TS0169	JAP		C	SIRM		02/05/1995	108684/95

TS0169	NET	E	C	SIRM	G	04/05/1995	95201159.1	16/09/1998	0682041

TS0169	SPA	E	C	SIRM	G	04/05/1995	95201159.1	16/09/1998	2121286

TS0169	TAI		C	SIRM	G	29/04/1995	84104275	01/02/2000	NI-110895

TS0169	USA		C	SOC	G	09/05/1995	437738	10/09/1996	5554696

CASE				B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE BIS (NITROARYL) DISULPHIDES AS COMPATIBILISERS FOR SBS-BITUMEN BLENDS

TS0176	AUT	EP	02	C	SIRM	G	28/08/1996	96917410.1	04/03/1998	E163664

TS0176	BEL	EP	02	C	SIRM	G	28/08/1996	96917410.1	04/03/1998	0756611

TS0176	DEN	EP	02	C	SIRM	G	28/08/1996	96917410.1	04/03/1998	0756611

TS0176	EIR	EP	02	C	SIRM	G	28/08/1996	96917410.1	04/03/1998	E79224

TS0176	FIN	EP	02	C	SIRM	G	28/08/1996	96917410.1	04/03/1998	0756611

TS0176	FRA	EP	02	C	SIRM	G	28/08/1996	96917410.1	04/03/1998	0756611

TS0176	GBR	EP	02	C	SIRM	G	28/08/1996	96917410.1	04/03/1998	0756611

TS0176	GER	EP	02	C	SIRM	G	28/08/1996	96917410.1	04/03/1998	P69600177.2-08

TS0176	GRE	EP	02	C	SIRM	G	28/08/1996	96917410.1	04/03/1998	3026660

TS0176	ITA	EP	02	C	SIRM	G	28/08/1996	96917410.1	04/03/1998	0756611

TS0176	NET	EP	02	C	SIRM	G	28/08/1996	96917410.1	04/03/1998	0756611

TS0176	POR	EP	02	C	SIRM	G	28/08/1996	96917410.1	04/03/1998	0756611

TS0176	SPA	EP	02	C	SIRM	G	28/08/1996	2113225	04/03/1998	0756611

TS0176	SWE	EP	02	C	SIRM	G	28/08/1996	96917410.1	04/03/1998	96917410.1

TS0176	SWI	EP	02	C	SIRM	G	28/08/1996	96917410.1	04/03/1998	0756611

TS0176	USA		02	C	SOC	G	21/11/1996	08/752987	17/02/1998	5719216

CASE				B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE TAYLOR MADE STYRENE CONJ. DIENE BLOCK COPOLYMERS FOR BITUMEN BLENDS

TS0233	ARG		02	C	SIRM		16/02/1996	P960101402

TS0233	AUS		02	C	SIRM	G	15/02/1996	45554/94	02/09/1999	705728

TS0233	AUT	E	02	C	SIRM	N

TS0233	BEL	E	02	C	SIRM	N

TS0233	BRA		02	C	SIRM		15/02/1996	PI-9600738-9

TS0233	CAN		02	C	SIRM		22/02/1996	2169601

TS0233	CHI		02	C	SIRM		16/02/1996	227/96

TS0233	CHN		02	C	SIRM		17/02/1996	96102520.4

TS0233	CZE		02	C	SIRM		15/02/1996	PV-445/96

TS0233	DEN	E	02	C	SIRM	N

TS0233	EPC	R	02	C	SIRM		16/02/1996	96200399.2

TS0233	FIN		02	C	SIRM		16/02/1996	960726

TS0233	FRA	E	02	C	SIRM	N

TS0233	GBR	E	02	C	SIRM	N

TS0233	GER	E	02	C	SIRM	N

TS0233	GRE	E	02	C	SIRM	N

TS0233	HUN		02	C	SIRM		19/02/1996	P9600352

TS0233	IND		02	C	SIRM		08/02/1996

CASE				B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TS0233	ITA	E	02	C	SIRM	N

TS0233	JAP		02	C	SIRM		14/02/1996	26849/96

TS0233	KOS		02	C	SIRM		16/02/1996	3894/96

TS0233	MAS		02	C	SIRM		08/02/1996	PI-9600469

TS0233	MEX		02	C	SIRM		16/02/1996	960626

TS0233	NET	E	02	C	SIRM	N

TS0233	NOR		02	C	SIRM		15/02/1996	960611

TS0233	POL		02	C	SIRM		15/02/1996	P-312835

TS0233	POR	E	02	C	SIRM	N

TS0233	RUM		02	C	SIRM		16/02/1996	9600294

TS0233	RUS		02	C	SIRM		16/02/1996	96102863

TS0233	SIN		02	C	SIRM	G	07/02/1996	9601104-4	24/10/2000	35500

TS0233	SLK		02	C	SIRM		14/02/1996	PV196-96

TS0233	SOU		02	C	SIRM	G	13/02/1996	96/1141	30/10/1996	96/1141

TS0233	SPA	E	02	C	SIRM	N

TS0233	SWE	E	02	C	SIRM	N

TS0233	SWI	E	02	C	SIRM	N

TS0233	TAI		02	C	SIRM		06/03/1996	85102737

TS0233	THA		02	C	SIRM		15/02/1996	030078

TS0233	TUR		02	C	SIRM		14/02/1996	96/00137

TS0233	VEN		02	C	SIRM		16/02/1996	0263/96

TS0233	USA		0	C	SOC	G	30/04/1997	846950	29/12/1998	5854335

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE S-PS compounding. Syndiotactic-Polystyrene in componding with KRATON or Polystyrene.

TS0234	EPC	R	C	SIRM	G	28/05/1997	97201574.7	10/01/2001	0810263

TS0234	GBR	E	C	SIRM	G	28/05/1997	97201574.7	10/01/2001	0810263

TS0234	GER	E	C	SIRM	G	28/05/1997	97201574.7	10/01/2001	0810263

TS0234	JAP		C	SIRM		27/05/1997	136788/97

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Process for the preparation of alpha.w-dilithiopoly (butadiene) oligomers with activating component

TS0254	BEL	E	C	SIRM	G	26/06/1995	95201735.8	06/05/1999	0690075

TS0254	FRA	E	C	SIRM	G	26/06/1995	95201735.8	06/05/1999	0690075

TS0254	GER	E	C	SIRM	G	26/06/1995	95201735.8	06/05/1999	P69509443.2-08

TS0254	ITA	E	C	SIRM	G	26/06/1995	95201735.8	06/05/1999	0690075

TS0254	JAP		C	SIRM		23/06/1995	157795/95

TS0254	NET	E	C	SIRM	G	26/06/1995	95201735.8	06/05/1999	0690075

TS0254	SPA	E	C	SIRM	G	26/06/1995	95201735.8	06/05/1999	2130518

TS0254	TAI		C	SIRM	G	07/06/1995	84105737	27/03/1998	NI-091168

TS0254	USA		C	SOC	G	15/06/1995	491071	12/05/1998	5750055

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Process for the manufacture of tailor made six armed asymmetrical radial polymers, having two different block copolymer segment arms.

TS0255	BEL	E	C	SIRM	G	21/12/1995	95203599.6	31/05/2000	0718330

TS0255	BRA		C	SIRM		21/12/1995	PI-9505997-0

TS0255	CHN		C	SIRM		21/12/1995	95121129.3

TS0255	EPC	R	C	SIRM	G	21/12/1995	95203599.6	31/05/2000	0718330

TS0255	FRA	E	C	SIRM	G	21/12/1995	95203599.6	31/05/2000	0718330

TS0255	GER	E	C	SIRM	G	21/12/1995	95203599.6	31/05/2000	P69517290.5-08

TS0255	ITA	E	C	SIRM	G	21/12/1995	95203599.6	31/05/2000	0718330

TS0255	JAP		C	SIRM		21/12/1995	333708/95

TS0255	KOS		C	SIRM		22/12/1995	54477/95

TS0255	MEX		C	SIRM	G	14/12/1995	955304	04/02/2000	195213

TS0255	NET	E	C	SIRM	G	21/12/1995	95203599.6	31/05/2000	0718330

TS0255	SPA	E	C	SIRM	G	21/12/1995	95203599.6	31/05/2000	0718330

TS0255	TAI		C	SIRM	G	28/12/1995	84114064	21/11/1998	NI-098203

TS0255	USA		C	SOC	G	15/12/1995	572974	25/11/1997	5691420

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Process for coagulation finishing of polymers.

TS0304	AUT	EP	C	SIRM	G	28/05/1997	95941057.2	18/08/1999	E183520

TS0304	BEL	EP	C	SIRM	G	28/05/1997	95941057.2	18/08/1999	0794968

TS0304	BRA	P	C	SIRM		28/05/1997	PI-9509838-0

TS0304	CHN	P	C	SIRM		29/05/1997	95196509.3

TS0304	CZE	P	C	SIRM		14/05/1997	PV1468/97

TS0304	DEN	EP	C	SIRM	G	28/05/1997	95941057.2	18/08/1999	0794968

TS0304	EIR	EP	C	SIRM	G	28/05/1997	95941057.2	18/08/1999	0794968

TS0304	FRA	EP	C	SIRM	G	28/05/1997	95941057.2	18/08/1999	0794968

TS0304	GBR	EP	C	SIRM	G	28/05/1997	95941057.2	18/08/1999	0794968

TS0304	GER	EP	C	SIRM	G	28/05/1997	95941057.2	18/08/1999	P69511576.6-08

TS0304	IND		C	SIRM		24/11/1995	2164/Del/95

TS0304	ITA	EP	C	SIRM	G	28/05/1997	95941057.2	18/08/1999	0794968

TS0304	JAP	P	C	SIRM		28/05/1997	518192/96

TS0304	KOS	P	C	SIRM		29/05/1997	703613/97

TS0304	LUX	EP	C	SIRM	G	28/05/1997	95941057.2	18/08/1999	0794968

TS0304	MEX	P	C	SIRM	G	22/05/1997	973782	17/10/2000	199111

TS0304	NET	EP	C	SIRM	G	28/05/1997	95941057.2	18/08/1999	0794968

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TS0304	POL	P	C	SIRM		27/05/1997	P-320476

TS0304	POR	EP	C	SIRM	G	28/05/1997	95941057.2	18/08/1999	0794968

TS0304	RUM	P	C	SIRM		27/05/1997	97-00961

TS0304	RUS	P	C	SIRM	G	27/06/1997	97110775	10/09/2000	2155779

TS0304	SPA	EP	C	SIRM	G	28/05/1997	95941057.2	18/08/1999	0794968

TS0304	SWE	EP	C	SIRM	G	28/05/1997	95941057.2	18/08/1999	95941057.2

TS0304	SWI	EP	C	SIRM	G	28/05/1997	95941057.2	18/08/1999	0794968

TS0304	TAI		C	SIRM		18/11/1995	84112267

TS0304	USA		C	SOC	G	29/11/1995	564686	09/09/1997	5665858

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Selectively hydrogenated symmetrical linear block copolymers comprising blocks derived from polar vinyl monomers and process for their manufacture.

TS0405	BEL	E	C	SIRM	N

TS0405	EPC	R	C	SIRM		15/05/1996	96201344.7

TS0405	FRA	E	C	SIRM	N

TS0405	GER	E	C	SIRM	N

TS0405	ITA	E	C	SIRM	N

TS0405	JAP		C	SIRM		14/05/1996	119326/96

TS0405	NET	E	C	SIRM	N

TS0405	SPA	E	C	SIRM	N

TS0405	TAI		C	SIRM	G	12/06/1996	85107053	13/04/2000	NI-109529

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Bituminous Composition

TS0452	ARG		C	SIRM		10/09/1996	P960104288

TS0452	AUS	P	C	SIRM	G	09/02/1998	71280/96	29/07/1999	704498

TS0452	AUT	EP	C	SIRM	N

TS0452	BEL	EP	C	SIRM	N

TS0452	BRA	P	C	SIRM		05/03/1998	PI-9610680-8

TS0452	CAN	P	C	SIRM		02/03/1998	2230787

TS0452	CHI		C	SIRM		13/09/1996	1613/96

TS0452	CHN	P	C	SIRM		13/03/1998	96196944.X

TS0452	CZE	P	C	SIRM		06/03/1998	PV-673/98

TS0452	DEN	EP	C	SIRM	N

TS0452	EIR	EP	C	SIRM	N

TS0452	EPC	P	C	SIRM		04/02/1998	96932500.0

TS0452	FIN	EP	C	SIRM	N

TS0452	FRA	EP	C	SIRM	N

TS0452	GBR	EP	C	SIRM	N

TS0452	GER	EP	C	SIRM	N

TS0452	GRE	EP	C	SIRM	N

TS0452	HUN	P	C	SIRM		13/03/1998	P9900743

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TS0452	IND		C	SIRM		09/08/1996	1768/Del/96

TS0452	ITA	EP	C	SIRM	N

TS0452	JAP	P	C	SIRM		12/03/1998	511659/97

TS0452	KOS	P	C	SIRM		04/03/1998	701643/98

TS0452	MAS		C	SIRM		11/09/1996	PI-9603741

TS0452	MEX	P	C	SIRM		26/02/1998	981556

TS0452	NET	EP	C	SIRM	N

TS0452	NOR	P	C	SIRM		12/03/1998	981087

TS0452	NZL	P	C	SIRM	G	09/04/1998	319130	09/09/1999	319130

TS0452	POL	P	C	SIRM		12/03/1998	P-325471

TS0452	POR	EP	C	SIRM	N

TS0452	RUM	P	C	SIRM		11/03/1998	98-00720

TS0452	RUS	P	C	SIRM		10/04/1998	98107325

TS0452	SIN	P	C	SIRM	G	06/02/1998	9801913-6	21/03/2000	P-51472

TS0452	SLK	P	C	SIRM		03/03/1998	PV0322/98

TS0452	SOU		C	SIRM	G	12/09/1996	96/7697	28/05/1997	96/7697

TS0452	SPA	EP	C	SIRM	N

TS0452	SWE	EP	C	SIRM	N

TS0452	SWI	EP	C	SIRM	N

TS0452	TAI		C	SIRM	G	06/09/1996	85110932	11/01/2000	NI-110675

TS0452	THA		C	SIRM		11/09/1996	033184

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TS0452	TUR	P	C	SIRM		12/03/1998	1998/00447

TS0452	USA		C	SOC	G	13/09/1996	08/713708	25/08/1998	5798401

TS0452	VEN		C	SIRM	G	10/09/1996	1563/96	07/07/2000	1563-96

CASE				B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Carpet tile industry blends of SBS polymers, bitumen and filler

TS0549	AUS	P		C	SIRM	G	19/01/1999	43810/97	07/09/2000	720192

TS0549	BEL	EP		C	SIRM	N

TS0549	CAN	P		C	SIRM		15/02/1999	2264119

TS0549	CHN	P		C	SIRM		12/02/1999	97197296.6

TS0549	EPC	P		C	SIRM		15/01/1999	97941956.1

TS0549	FRA	EP		C	SIRM	N

TS0549	GBR	EP		C	SIRM	N

TS0549	GER	EP		C	SIRM	N

TS0549	HOK			C	SIRM		21/07/1999	99103151.1

TS0549	ITA	EP		C	SIRM	N

TS0549	JAP	P		C	SIRM		15/02/1999	510426/98

TS0549	NET	EP		C	SIRM	N

TS0549	SOU			C	SIRM	G	14/08/1997	97/7299	27/05/1998	97/7299

TS0549	SPA	EP		C	SIRM	N

TS0549	TAI			C	SIRM	G	14/08/1997	86111689	03/03/2000	NI-108276

TS0549	THA			C	SIRM		15/08/1997	039112

TS0549	USA			C	SOC		14/08/1997	08/911486

TS0549	USA		02	B	SOC	G	23/04/1998	09/065259	19/09/2000	6120913

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Process for hydrogenation of organic substrates

TS0607	BEL	EP	C	SIRM	N

TS0607	BRA	P	C	SIRM		16/06/2000	PI9813673-9

TS0607	CAN	P	C	SIRM		15/06/2000	2315021

TS0607	CHN	P	C	SIRM		19/06/2000	98812433.5

TS0607	EPC	P	C	SIRM		22/05/2000	98966920.5

TS0607	FRA	EP	C	SIRM	N

TS0607	GBR	EP	C	SIRM	N

TS0607	GER	EP	C	SIRM	N

TS0607	ITA	EP	C	SIRM	N

TS0607	JAP	P	C	SIRM		14/06/2000	525464/2000

TS0607	KOS	P	C	SIRM		17/06/2000	7006740/2000

TS0607	MEX	P	C	SIRM		15/06/2000	5899

TS0607	NET	EP	C	SIRM	N

TS0607	RUM	EP	C	SIRM	N

TS0607	SPA	EP	C	SIRM	N

TS0607	USA		C	SOC	G	17/12/1998	09/213785	11/07/2000	6087455

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Process for preparing thermoplastic polyurethane elastomers

TS0706	BEL	EP	C	SIRM	N

TS0706	EPC	P	C	SIRM	N

TS0706	FRA	EP	C	SIRM	N

TS0706	GBR	EP	C	SIRM	N

TS0706	GER	EP	C	SIRM	N

TS0706	ITA	EP	C	SIRM	N

TS0706	JAP	P	C	SIRM	N

TS0706	NET	EP	C	SIRM	N

TS0706	PCT		C	SIRM		02/12/1999	PCT/EP99/09628

TS0706	SPA	EP	C	SIRM	N

TS0706	USA	02	B	SOC		22/11/1999	09/444902

CASE		B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Washing with weak acid/weak base in KRATON production

TS0736	EPC	B	SIRM		11/02/2000	00301081.6

CASE		B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Bituminous Composition

TS0931	EPC	B	SIRM		28/09/2000	00308546.1

CASE		B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE

TS0990	EPC	B	SIRM		28/07/2000	00306435.9

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Gel-resistant bituminous blend

TS1028	EPC		B	SIRM		01/12/2000	00310673.9

TS1028	EPC	02	B	SIRM		07/12/2000	00310896.6

CASE		B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Gel-spinning high M.W. KRATON-G

TS6503	USA	C	SOC	G	20/06/1994	262191	23/04/1996	5510072

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Styrenic block copol. comp. for backing of polypropylene or polyester carpets

TS6504	AUS	P	C	SIRM	G	20/02/1996	74950/94	28/05/1998	686655

TS6504	AUT	EP	C	SIRM	G	22/01/1996	94924790.2	29/04/1998	E165634

TS6504	BEL	EP	C	SIRM	G	22/01/1996	94924790.2	29/04/1998	0710305

TS6504	BRA	P	C	SIRM		19/01/1996	PI-9407081-4

TS6504	CAN	P	C	SIRM		19/01/1996	2167686

TS6504	CHN	P	C	SIRM		09/02/1996	94193034.3

TS6504	DEN	EP	C	SIRM	G	22/01/1996	94924790.2	29/04/1998	0710305

TS6504	EIR	EP	C	SIRM	G	22/01/1996	94924790.2	29/04/1998	E80113

TS6504	FIN	P	C	SIRM		19/01/1996	960273

TS6504	FRA	EP	C	SIRM	G	22/01/1996	94924790.2	29/04/1998	0710305

TS6504	GBR	EP	C	SIRM	G	22/01/1996	94924790.2	29/04/1998	0710305

TS6504	GER	EP	C	SIRM	G	22/01/1996	94924790.2	29/04/1998	P69409956.2-08

TS6504	GRE	EP	C	SIRM	G	22/01/1996	94924790.2	29/04/1998	3027138

TS6504	ITA	EP	C	SIRM	G	22/01/1996	94924790.2	29/04/1998	0710305

TS6504	JAP	P	C	SIRM		19/01/1996	504944/95

TS6504	KOS	P	C	SIRM		22/01/1996	700383/96

TS6504	MEX		C	SIRM	G	21/07/1994	945577	11/02/1999	191216

TS6504	NET	EP	C	SIRM	G	22/01/1996	94924790.2	29/04/1998	0710305

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TS6504	NOR	P	C	SIRM		19/01/1996	960238

TS6504	POR	EP	C	SIRM	G	22/01/1996	94924790.2	29/04/1998	0710305

TS6504	RUS	P	C	SIRM	G	18/01/1996	96103385	27/09/1999	2138398

TS6504	SPA	EP	C	SIRM	G	22/01/1996	94924790.2	29/04/1998	2115250

TS6504	SWE	EP	C	SIRM	G	22/01/1996	94924790.2	29/04/1998	94924790.2

TS6504	SWI	EP	C	SIRM	G	22/01/1996	94924790.2	29/04/1998	0710305

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE UV curable block copolymer composition

TS6505	AUS	P	C	SIRM	G	09/02/1996	74932/94	02/07/1998	688361

TS6505	AUT	EP	C	SIRM	G	09/01/1996	94924758.9	07/10/1998	E171972

TS6505	BEL	EP	C	SIRM	G	09/01/1996	94924758.9	07/10/1998	0708802

TS6505	BRA	P	C	SIRM		11/01/1996	PI-9407055-5

TS6505	CAN	P	C	SIRM		12/01/1996	2167185

TS6505	CHN	P	C	SIRM		11/01/1996	94192754.7

TS6505	DEN	EP	C	SIRM	G	09/01/1996	94924758.9	07/10/1998	0708802

TS6505	EIR	EP	C	SIRM	G	09/01/1996	94924758.9	07/10/1998	0708802

TS6505	FIN	P	C	SIRM		11/01/1996	960137

TS6505	FRA	EP	C	SIRM	G	09/01/1996	94924758.9	07/10/1998	0708802

TS6505	GBR	EP	C	SIRM	G	09/01/1996	94924758.9	07/10/1998	0708802

TS6505	GER	EP	C	SIRM	G	09/01/1996	94924758.9	07/10/1998	P69413823.1-08

TS6505	GRE	EP	C	SIRM	G	09/01/1996	94924758.9	07/10/1998	3028610

TS6505	ITA	EP	C	SIRM	G	09/01/1996	94924758.9	07/10/1998	0708802

TS6505	JAP	P	C	SIRM		11/01/1996	504346/95

TS6505	KOS	P	C	SIRM		13/01/1996	700169/96

TS6505	MEX		C	SIRM	G	12/07/1994	945293	25/04/2000	196121

TS6505	NET	EP	C	SIRM	G	09/01/1996	94924758.9	07/10/1998	0708802

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TS6505	NOR	P	C	SIRM		11/01/1996	960130

TS6505	POR	EP	C	SIRM	G	09/01/1996	94924758.9	07/10/1998	0708802

TS6505	RUS	P	C	SIRM	G	11/01/1996	96102422	10/05/2000	2148597

TS6505	SPA	EP	C	SIRM	G	09/01/1996	94924758.9	07/10/1998	2122320

TS6505	SWE	EP	C	SIRM	G	09/01/1996	94924758.9	07/10/1998	94924758.9

TS6505	SWI	EP	C	SIRM	G	09/01/1996	94924758.9	07/10/1998	0708802

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Releasable pressure sensitive adhesive composition.

TS6512	AUS		C	SIRM	G	22/12/1994	81680/94	21/08/1997	677738

TS6512	AUT	E	C	SIRM	G	22/12/1994	94203738.3	14/10/1998	E172228

TS6512	BEL	E	C	SIRM	G	22/12/1994	94203738.3	14/10/1998	0659861

TS6512	BRA		C	SIRM		23/12/1994	PI-9405234-4

TS6512	CAN		C	SIRM		23/12/1994	2139075

TS6512	CHN		C	SIRM		26/12/1994	94113525.X

TS6512	DEN	E	C	SIRM	G	22/12/1994	94203738.3	14/10/1998	0659861

TS6512	EIR	E	C	SIRM	G	22/12/1994	94203738.3	14/10/1998	0659861

TS6512	FIN		C	SIRM		22/12/1994	946040

TS6512	FRA	E	C	SIRM	G	22/12/1994	94203738.3	14/10/1998	0659861

TS6512	GBR	E	C	SIRM	G	22/12/1994	94203738.3	14/10/1998	0659861

TS6512	GER	E	C	SIRM	G	22/12/1994	94203738.3	14/10/1998	P69413938.6-08

TS6512	GRE	E	C	SIRM	G	22/12/1994	94203738.3	14/10/1998	3029052

TS6512	ITA	E	C	SIRM	G	22/12/1994	94203738.3	14/10/1998	0659861

TS6512	JAP		C	SIRM		22/12/1994	320268/94

TS6512	KOS		C	SIRM		26/12/1994	36845/94

TS6512	MEX		C	SIRM	G	15/12/1994	949757	31/03/2000	195795

TS6512	NET	E	C	SIRM	G	22/12/1994	94203738.3	14/10/1998	0659861

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TS6512	NOR		C	SIRM		22/12/1994	944990

TS6512	POR	E	C	SIRM	G	22/12/1994	94203738.3	14/10/1998	0659861

TS6512	RUS		C	SIRM	G	23/12/1994	94044351.00	27/05/2000	2149881

TS6512	SPA	E	C	SIRM	G	22/12/1994	94203738.3	14/10/1998	2122153

TS6512	SWE	E	C	SIRM	G	22/12/1994	94203738.3	14/10/1998	94203738.3

TS6512	SWI	E	C	SIRM	G	22/12/1994	94203738.3	14/10/1998	0659861

TS6512	TAI		C	SIRM	G	10/01/1995	84100169	15/01/1999	NI-097035

TS6512	TUR		C	SIRM	G	26/12/1994	94/1355	16/11/1995	27969

TS6512	USA		C	SOC		22/12/1994	363438

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Free flowing powder composition, process for the preparation thereof and homogeneous layer derived therefrom.

TS6515	BEL	E	C	SIRM	G	21/12/1994	94203711.0	08/07/1998	0659831

TS6515	BRA		C	SIRM		20/12/1994	PI-9405153.4

TS6515	CAN		C	SIRM		20/12/1994	2138575

TS6515	CHN		C	SIRM	G	21/12/1994	94119572.4	09/09/2000	60643

TS6515	FIN		C	SIRM		20/12/1994	945974

TS6515	FRA	E	C	SIRM	G	21/12/1994	94203711.0	08/07/1998	0659831

TS6515	GBR	E	C	SIRM	G	21/12/1994	94203711.0	08/07/1998	0659831

TS6515	GER	E	C	SIRM	G	21/12/1994	94203711.0	08/07/1998	P69411525.8-08

TS6515	JAP		C	SIRM		20/12/1994	316813/94

TS6515	KOS		C	SIRM		21/12/1994	35644/94

TS6515	MEX		C	SIRM	G	15/12/1994	949765	12/09/2000	198529

TS6515	NET	E	C	SIRM	G	21/12/1994	94203711.0	08/07/1998	0659831

TS6515	NOR		C	SIRM		20/12/1994	944945

TS6515	RUS		C	SIRM	G	20/12/1994	94044523.00	27/12/1999	2143446

TS6515	SPA	E	C	SIRM	G	21/12/1994	94203711.0	08/07/1998	2119074

TS6515	SWE	E	C	SIRM	G	21/12/1994	94203711.0	08/07/1998	94203711.0

TS6515	TAI		C	SIRM	G	28/12/1994	83112292	21/03/1999	NI-101594

TS6515	TUR		C	SIRM	G	20/12/1994	94/1340	28/11/1997	29079

TS6515	USA	A	C	SOC	G	04/12/1995	566651	17/11/1998	5837769

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Hot melt adh. comp. based on SIS block copol. to be used for packaging tapes

TS6521	AUS		C	SIRM	G	21/12/1994	81618/94	09/04/1998	684573

TS6521	BRA		C	SIRM		21/12/1994	PI-9405195.0

TS6521	CAN		C	SIRM		21/12/1994	2138676

TS6521	CHN		C	SIRM		22/12/1994	94119229.6

TS6521	EPC	R	C	SIRM	G	21/12/1994	94203713.6	20/09/2000	0659787

TS6521	FIN		C	SIRM		21/12/1994	946002

TS6521	FRA	E	C	SIRM	G			20/09/2000	0659787

TS6521	GBR	E	C	SIRM	G			20/09/2000	0659787

TS6521	GER	E	C	SIRM	G			20/09/2000	P69425949.7-08

TS6521	ITA	E	C	SIRM	G			20/09/2000	0659787

TS6521	JAP		C	SIRM		21/12/1994	318697/94

TS6521	KOS		C	SIRM		22/12/1994	36682/94

TS6521	MEX		C	SIRM		15/12/1994	949756

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER

TS6521	NET	E	C	SIRM	G			20/09/2000	0659787

TS6521	NOR		C	SIRM		21/12/1994	944968

TS6521	RUS		C	SIRM		21/12/1994	94044326.00

TS6521	TAI		C	SIRM	G	07/12/1994	83111353	09/04/1998	NI-091404

TS6521	TUR		C	SIRM	G	23/12/1994	94/1351	24/12/1997	29089

CASE				B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Block copolymer compositions for manufacture of recyclable conveyor belts

TS6524	BRA			C	SIRM		23/03/1995	PI-9501184-6

TS6524	FRA	E		C	SIRM	G	20/03/1995	95200672.4	02/06/1999	0673970

TS6524	GBR	E		C	SIRM	G	20/03/1995	95200672.4	02/06/1999	0673970

TS6524	GER	E		C	SIRM	G	20/03/1995	95200672.4	02/06/1999	P69509958.2-08

TS6524	ITA	E		C	SIRM	G	20/03/1995	95200672.4	02/06/1999	0673970

TS6524	JAP			C	SIRM		23/03/1995	64325/95

TS6524	NET	E		C	SIRM	G	20/03/1995	95200672.4	02/06/1999	0673970

TS6524	SWE	E		C	SIRM	G	20/03/1995	95200672.4	02/06/1999	95200672.4

TS6524	TUR			C	SIRM	G	24/03/1995	1995/00312	08/06/1999	29425

TS6524	USA		A	C	SOC	G	01/08/1995	509807	30/07/1996	5540983

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Flexographic printing plates derived from photocurable block copolymer compositions.

TS6527	BEL	E	C	SIRM	G	09/08/1995	95202170.7	08/04/1998	0696761

TS6527	FRA	E	C	SIRM	G	09/08/1995	95202170.7	08/04/1998	0696761

TS6527	GBR	E	C	SIRM	G	09/08/1995	95202170.7	08/04/1998	0696761

TS6527	GER	E	C	SIRM	G	09/08/1995	95202170.7	08/04/1998	P69501986.4-08

TS6527	ITA	E	C	SIRM	G	09/08/1995	95202170.7	08/04/1998	0696761

TS6527	JAP		C	SIRM		08/08/1995	202549/95

TS6527	NET	E	C	SIRM	G	09/08/1995	95202170.7	08/04/1998	0696761

TS6527	SPA	E	C	SIRM	G	09/08/1995	95202170.7	08/04/1998	2115313

CASE		B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Wax/KRATON G toner composition

TS6528	USA	C	SOC	G	08/09/1995	525048	24/06/1997	5641602

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Co-moulded layers of compositions comprising (hydrog) block copol and different amounts of extended oil with retained different physical properties

TS6534	AUS		C	SIRM	G	28/08/1995	30297/95	25/02/1999	698959

TS6534	BEL	E	C	SIRM	N

TS6534	BRA		C	SIRM		28/08/1995	PI-9503819-1

TS6534	EPC	R	C	SIRM		28/08/1995	95202324.0

TS6534	FRA	E	C	SIRM	N

TS6534	GBR	E	C	SIRM	N

TS6534	GER	E	C	SIRM	N

TS6534	ITA	E	C	SIRM	N

TS6534	JAP		C	SIRM		28/08/1995	218943/95

TS6534	KOS		C	SIRM		28/08/1995	28650/95

TS6534	NET	E	C	SIRM	N

TS6534	SPA	E	C	SIRM	N

TS6534	SWE	E	C	SIRM	N

TS6534	TAI		C	SIRM		10/08/1995	84108331

TS6534	USA		C	SOC	G	28/08/1995	519886	07/07/1998	5776589

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Compositions for air-bag covers, comprising select hydrogen block copolymers, talc and propylene copolymer

TS6538	BRA		C	SIRM		01/11/1995	PI-9505037-0

TS6538	CHN		C	SIRM		01/11/1995	95118148.3

TS6538	FRA	E	C	SIRM	G	02/11/1995	95202953.6	22/09/1999	0710703

TS6538	GBR	E	C	SIRM	G	02/11/1995	95202953.6	22/09/1999	0710703

TS6538	GER	E	C	SIRM	G	02/11/1995	95202953.6	22/09/1999	P69512345.9-08

TS6538	IND		C	SIRM		19/10/1995	1933/del/95

TS6538	ITA	E	C	SIRM	G	02/11/1995	95202953.6	22/09/1999	0710703

TS6538	JAP		C	SIRM		01/11/1995	285182/95

TS6538	KOS		C	SIRM		03/11/1995	39580/95

TS6538	SPA	E	C	SIRM	G	02/11/1995	95202953.6	22/09/1999	2136242

TS6538	SWE	E	C	SIRM	G	02/11/1995	95202953.6	22/09/1999	95202953.6

TS6538	TAI		C	SIRM	G	18/10/1995	84110960	01/09/1998	NI-096485

TS6538	TUR		C	SIRM		02/11/1995	1995/01352

TS6538	USA		C	SOC	G	03/11/1995	552400	07/07/1998	5776566

CASE		B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Radiation sensitive vinyl aromatic blockcopolymers and compositions containing them.

TS6539	USA	C	SOC	G	13/03/1996	614564	08/09/1998	5804663

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Polymeric blends, compr. block copol cont hydrogen blocks of conj. diene, showing different crystallinity showing resistance against arom ext oil and acids

TS6543	FRA	E	C	SIRM	G	14/11/1995	95203106.0	09/06/1999	0716124

TS6543	GBR	E	C	SIRM	G	14/11/1995	95203106.0	09/06/1999	0716124

TS6543	GER	E	C	SIRM	G	14/11/1995	95203106.0	09/06/1999	P69510162.5-08

TS6543	ITA	E	C	SIRM	G	14/11/1995	95203106.0	09/06/1999	0716124

TS6543	JAP		C	SIRM		14/11/1995	295607/95

TS6543	SPA	E	C	SIRM	G	14/11/1995	95203106.0	09/06/1999	2132519

TS6543	SWE	E	C	SIRM	G	14/11/1995	95203106.0	09/06/1999	95203106.0

TS6543	TAI		C	SIRM	G	04/11/1995	84111701	19/11/1998	NI-096014

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Block copol. composition for microgranules to be further processed in rotational moulding

TS6549	BEL	E	C	SIRM	N

TS6549	BRA		C	SIRM		21/03/1996	PI-9601074-6

TS6549	CAN		C	SIRM		21/03/1996	2172351

TS6549	CHN		C	SIRM		22/03/1996	96103167.0

TS6549	EPC	R	C	SIRM		22/03/1996	96200794.4

TS6549	FRA	E	C	SIRM	N

TS6549	GBR	E	C	SIRM	N

TS6549	GER	E	C	SIRM	N

TS6549	IND		C	SIRM		15/03/1996	557/Del/96

TS6549	ITA	E	C	SIRM	N

TS6549	JAP		C	SIRM		21/03/1996	64082/96

TS6549	KOS		C	SIRM		23/03/1996	8002/96

TS6549	MEX		C	SIRM		20/03/1996	961057

TS6549	NET	E	C	SIRM	N

TS6549	SPA	E	C	SIRM	N

TS6549	SWE	E	C	SIRM	N

TS6549	TAI		C	SIRM	G	11/05/1996	85105595	16/09/2000	NI-115039

TS6549	TUR		C	SIRM		20/03/1996	96/00222

TS6549	USA		C	SOC	G	22/03/1996	620778	10/03/1998	5726239

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Multilayer polymer system comprising at least one engineering thermoplast layer and at least one soft touch composition layer and composition to be used therefore.

TS6551	BEL	E	C	SIRM	N

TS6551	BRA		C	SIRM		24/10/1996	PI-9605241-4

TS6551	CAN		C	SIRM		24/10/1996	2188740

TS6551	CHN		C	SIRM		25/10/1996	96122662.5

TS6551	EPC	R	C	SIRM		25/10/1996	96202977.3

TS6551	FRA	E	C	SIRM	N

TS6551	GBR	E	C	SIRM	N

TS6551	GER	E	C	SIRM	N

TS6551	IND		C	SIRM		11/10/1996	2223/DEL/96

TS6551	ITA	E	C	SIRM	N

TS6551	JAP		C	SIRM		24/10/1996	282740/96

TS6551	KOS		C	SIRM		24/10/1996	48122/96

TS6551	MEX		C	SIRM		24/10/1996	965085

TS6551	NET	E	C	SIRM	N

TS6551	SPA	E	C	SIRM	N

TS6551	SWE	E	C	SIRM	N

TS6551	TAI		C	SIRM		26/11/1996	85114609

TS6551	TUR		C	SIRM		25/10/1996	96/00861

TS6551	USA		C	SOC	G	09/10/1996	08/731127	12/05/1998	5750268

CASE		B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE KRATON G/PP/oil blend useful as wide cap sealant

TS6552	USA	C	SOC	G	19/06/1996	666766	11/01/2000	6013717

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Use of tri armed blockcopolymers comprising poly(styrene) blocks and poly(butadiene) blocks having an increased vinyl content in pressure sens, adhesives

TS6567	USA		C	SOC	G	06/03/1997	08/812226	12/05/1998	5750607

TS6567	USA	A	C	SOC	G	20/01/1998	09/009062	07/09/1999	5948527

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Rad. m.-armed radiation sens. b1. copol. cons. of p. (but.) b1. having high vinyl content, and of p. (mon. arom.) blocks by coupling with 3-6 funct. coupling agents.

TS6568	ARG		C	SIRM		07/02/1997	P970100484

TS6568	AUS	P	C	SIRM	G	15/07/1998	17680/97	14/10/1999	707164

TS6568	AUT	EP	C	SIRM	G	07/07/1998	97903248.9	07/06/2000	E193712

TS6568	BEL	EP	C	SIRM	G	07/07/1998	97903248.9	07/06/2000	0879253

TS6568	BRA	P	C	SIRM		05/08/1998	PI9707351-2

TS6568	CAN	P	C	SIRM		05/08/1998	2245672

TS6568	CHN	P	C	SIRM		07/08/1998	97192131.8

TS6568	DEN	EP	C	SIRM	G	07/07/1998	97903248.9	07/06/2000	0879253

TS6568	EIR	EP	C	SIRM	G	07/07/1998	97903248.9	07/06/2000	0879253

TS6568	EPC	P	C	SIRM	G	07/07/1998	97903248.9	07/06/2000	0879253

TS6568	FRA	EP	C	SIRM	G	07/07/1998	97903248.9	07/06/2000	0879253

TS6568	GBR	EP	C	SIRM	G	07/07/1998	97903248.9	07/06/2000	0879253

TS6568	GER	EP	C	SIRM	G	07/07/1998	97903248.9	07/06/2000	P69702240.4-08

TS6568	GRE	EP	C	SIRM	G	07/07/1998	97903248.9	07/06/2000	0879253

TS6568	HUN	P	C	SIRM		06/08/1998	P9900932

TS6568	ITA	EP	C	SIRM	G	07/07/1998	97903248.9	07/06/2000	0879253

TS6568	JAP	P	C	SIRM		31/07/1998	528165/97

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TS6568	KOS	P	C	SIRM		07/08/1998	706109/98

TS6568	MEX	P	C	SIRM		04/08/1998	986280

TS6568	NET	EP	C	SIRM	G	07/07/1998	97903248.9	07/06/2000	0879253

TS6568	POR	EP	C	SIRM	G	07/07/1998	97903248.9	07/06/2000	0879253

TS6568	RUS	P	C	SIRM		08/09/1998	98116987

TS6568	SOU		C	SIRM	G	06/02/1997	97/0969	28/01/1998	97/0969

TS6568	SPA	EP	C	SIRM	G	07/07/1998	97903248.9	07/06/2000	0879253

TS6568	SWE	EP	C	SIRM	G	07/07/1998	97903248.9	07/06/2000	97903248.9

TS6568	SWI	EP	C	SIRM	G	07/07/1998	97903248.9	07/06/2000	0879253

TS6568	TAI		C	SIRM		05/02/1997	86101447

TS6568	TUR	P	C	SIRM	G	05/08/1998	98/01505	18/01/1999	TR199801505B

TS6568	USA		C	SOC	G	05/02/1997	08/795223	07/07/1998	5777039

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Polyurethane structural adhesives, prepared from inter alia a polydiene polyol

TS6577	BEL	EP	C	SIRM	N

TS6577	EPC	P	C	SIRM		03/02/2000	98946442.5

TS6577	FRA	EP	C	SIRM	N

TS6577	GBR	E	C	SIRM	N

TS6577	GBR	EP	C	SIRM	N

TS6577	GER	EP	C	SIRM	N

TS6577	ITA	EP	C	SIRM	N

TS6577	JAP	P	C	SIRM		25/02/2000	507724/2000

TS6577	NET	EP	C	SIRM	N

TS6577	SOU		C	SIRM	G	24/08/1998	98/7631	28/04/1999	98/7631

TS6577	SPA	EP	C	SIRM	N

TS6577	TAI		C	SIRM		04/09/1998	87114710

TS6577	USA		C	SOC	G	25/08/1998	09/139696	20/06/2000	6077925

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Use of polyol mixtures comprising a polyolefin polyol in (semi-) rigid polyurethane foams

TS6578	BEL	EP	C	SIRM	N

TS6578	BRA	P	C	SIRM		24/06/1999	PCT/EP98/00545

TS6578	CAN	P	C	SIRM		23/07/1999	2278680

TS6578	CHN	P	C	SIRM		26/07/1999	98802045.9

TS6578	EPC	P	C	SIRM		07/06/1999	98905386.3

TS6578	FRA	EP	C	SIRM	N

TS6578	GBR	EP	C	SIRM	N

TS6578	GER	EP	C	SIRM	N

TS6578	ITA	EP	C	SIRM	N

TS6578	JAP	P	C	SIRM		29/07/1999	PCT/EP98/00545

TS6578	KOS	P	C	SIRM		28/07/1999	7006807/1999

TS6578	MEX	P	C	SIRM		25/06/1999	996048

TS6578	NET	EP	C	SIRM	N

TS6578	SPA	EP	C	SIRM	N

TS6578	USA		C	SOC	G	23/10/1997	08/956891	23/02/1999	5874484

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Polyolefin with modified surface properties

TS6579	BEL	EP	C	SIRM	N

TS6579	BRA	P	C	SIRM		12/08/1999	PCT/EP98/00882

TS6579	CAN	P	C	SIRM		11/08/1999	2280799

TS6579	CHN	P	C	SIRM		16/08/1999	98802591.4

TS6579	EPC	P	C	SIRM		06/07/1999	98906955.4

TS6579	FRA	EP	C	SIRM	N

TS6579	GBR	EP	C	SIRM	N

TS6579	GER	EP	C	SIRM	N

TS6579	ITA	EP	C	SIRM	N

TS6579	JAP	P	C	SIRM		16/08/1999	535372/98

TS6579	KOS	P	C	SIRM		11/08/1999	7007253/99

TS6579	MEX	P	C	SIRM		10/08/1999	997370

TS6579	NET	EP	C	SIRM	N

TS6579	SPA	EP	C	SIRM	N

TS6579	USA		C	SOC		20/08/1997	08/914872

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Adhesive comprising TPU derived from arom. diisocyanate, chain ext., and a mixt. of hydrog. polydiene diol and monool.

TS6580	BEL	EP	C	SIRM	N

TS6580	BRA	P	C	SIRM		25/06/1999	PCT/EP98/00140

TS6580	CAN	P	C	SIRM		29/06/1999	2276371

TS6580	CHN	P	C	SIRM		06/07/1999	98801704.0

TS6580	EPC	P	C	SIRM		07/06/1999	98907939.7

TS6580	FRA	EP	C	SIRM	N

TS6580	GBR	EP	C	SIRM	N

TS6580	GER	EP	C	SIRM	N

TS6580	ITA	EP	C	SIRM	N

TS6580	JAP	P	C	SIRM		02/07/1999	530563/98

TS6580	KOS	P	C	SIRM		05/07/1999	7006074/99

TS6580	MEX	P	C	SIRM		25/06/1999	996049

TS6580	NET	EP	C	SIRM	N

TS6580	SPA	EP	C	SIRM	N

TS6580	USA		C	SOC	G	05/01/1998	09/002903	27/07/1999	5929167

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Low density oil gels

TS6595	BEL	EP	C	SIRM	N

TS6595	DEN	EP	C	SIRM	N

TS6595	EPC	P	C	SIRM		29/03/2000	98958243.2

TS6595	FRA	EP	C	SIRM	N

TS6595	GBR	EP	C	SIRM	N

TS6595	GER	EP	C	SIRM	N

TS6595	ITA	EP	C	SIRM	N

TS6595	JAP	P	C	SIRM		26/04/2000	519013/2000

TS6595	NET	EP	C	SIRM	N

TS6595	PCT		C	SIRM		30/10/1998	PCT/EP98/07016

TS6595	SPA	EP	C	SIRM	N

TS6595	SWE	EP	C	SIRM	N

TS6595	USA	P	C	SOC		10/02/2000	09/485545

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Radiation-curable adhesive containing a high vinyl block copolymer

TS6613	BEL	EP	C	SIRM	N

TS6613	EPC	P	C	SIRM	N

TS6613	FRA	EP	C	SIRM	N

TS6613	GBR	EP	C	SIRM	N

TS6613	GER	EP	C	SIRM	N

TS6613	ITA	EP	C	SIRM	N

TS6613	JAP	P	C	SIRM	N

TS6613	NET	EP	C	SIRM	N

TS6613	PCT		C	SIRM		08/10/1999	PCT/EP99/07759

TS6613	SPA	EP	C	SIRM	N

TS6613	SWE	EP	C	SIRM	N

TS6613	USA		C	SOC		08/10/1999	09/416219

CASE		B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE

TS6614	EPC	B	SIRM		22/05/2000	00304288.4

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Photo-curable composition for use in flexographic printing plates

TS6617	BEL	EP	C	SIRM	N

TS6617	EPC	P	C	SIRM	N

TS6617	FRA	EP	C	SIRM	N

TS6617	GBR	EP	C	SIRM	N

TS6617	GER	EP	C	SIRM	N

TS6617	ITA	EP	C	SIRM	N

TS6617	JAP	P	C	SIRM	N

TS6617	NET	EP	C	SIRM	N

TS6617	PCT		C	SIRM		29/12/1999	PCT/EP99/10500

TS6617	SPA	EP	C	SIRM	N

TS6617	USA		C	SOC		16/12/1999	09/464147

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Adhesive composition and protective film containing the adhesive composition

TS6618	BEL	EP	C	SIRM	N

TS6618	BRA	P	C	SIRM	N

TS6618	EPC	P	C	SIRM	N

TS6618	FRA	EP	C	SIRM	N

TS6618	GBR	EP	C	SIRM	N

TS6618	GER	EP	C	SIRM	N

TS6618	ITA	EP	C	SIRM	N

TS6618	JAP	P	C	SIRM	N

TS6618	NET	EP	C	SIRM	N

TS6618	PCT		C	SIRM		09/06/2000	PCT/EP00/05408

TS6618	SPA	EP	C	SIRM	N

TS6618	USA	P	C	SRL	N

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Hydrogenated styrenic block copolymer/polybutylene foams

TS6622	BRA	P	C	SIRM	N

TS6622	CHN	P	C	SIRM	N

TS6622	EPC	P	C	SIRM	N

TS6622	FRA	EP	C	SIRM	N

TS6622	GBR	EP	C	SIRM	N

TS6622	GER	EP	C	SIRM	N

TS6622	IND	P	C	SIRM	N

TS6622	ITA	EP	C	SIRM	N

TS6622	JAP	P	C	SIRM	N

TS6622	KOS	P	C	SIRM	N

TS6622	PCT	EP	C	SIRM	N	01/09/1999	PCT/EP99/06543

TS6622	SPA		C	SIRM

TS6622	SWE	EP	C	SIRM	N

TS6622	TAI		C	SIRM		14/09/1999	88115829

TS6622	TUR	P	C	SIRM	N

TS6622	USA		C	SOC		01/09/1999	09/388410	03/10/2000	6127444

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Dull footwear compound

TS6639	BEL	EP	C	SIRM	N

TS6639	BRA	P	C	SIRM	N

TS6639	CHN	P	C	SIRM	N

TS6639	EPC	P	C	SIRM	N

TS6639	FRA	EP	C	SIRM	N

TS6639	GBR	EP	C	SIRM	N

TS6639	GER	EP	C	SIRM	N

TS6639	ITA	EP	C	SIRM	N

TS6639	JAP	P	C	SIRM	N

TS6639	KOS	P	C	SIRM	N

TS6639	NET	EP	C	SIRM	N

TS6639	PCT		C	SIRM		04/10/2000	PCT/EP00/09764

TS6639	SPA	EP	C	SIRM	N

TS6639	TAI		C	SIRM		18/10/2000	89121742

TS6639	USA	P	C	SRL	N

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Use of S-S/B-S in fusible powder compounds

TS6646	BEL	EP	C	SIRM	N

TS6646	BRA	P	C	SIRM	N

TS6646	CHN	P	C	SIRM	N

TS6646	EPC	P	C	SIRM	N

TS6646	FRA	EP	C	SIRM	N

TS6646	GBR	EP	C	SIRM	N

TS6646	GER	EP	C	SIRM	N

TS6646	ITA	EP	C	SIRM	N

TS6646	JAP	P	C	SIRM	N

TS6646	KOS	P	C	SIRM	N

TS6646	NET	EP	C	SIRM	N

TS6646	PCT		C	SIRM		06/12/2000	PCT/EP00/12400

TS6646	SPA	EP	C	SIRM	N

TS6646	TAI		C	SIRM		03/01/2001	90100106

TS6646	USA	P	C	SOC	N

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE KRATON based compounds for wine corks stoppers

TS6648	AUS	P	C	SIRM	N

TS6648	BEL	EP	C	SIRM	N

TS6648	BRA	P	C	SIRM	N

TS6648	CHI		C	SIRM		03/07/2000	1768/2000

TS6648	EPC		B	SIRM	a	05/07/1999	99305309.9

TS6648	EPC	P	C	SIRM	N

TS6648	FRA	EP	C	SIRM	N

TS6648	GBR	EP	C	SIRM	N

TS6648	ITA	EP	C	SIRM	N

TS6648	JAP	P	C	SIRM	N

TS6648	NET	EP	C	SIRM	N

TS6648	PCT		C	SIRM		04/07/2000	PCT/EP00/06354

TS6648	SOU	P	C	SIRM	N

TS6648	SPA	EP	C	SIRM	N

TS6648	USA	P	C	SRL	N

CASE		B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Curable hydrogenated block copolymer composition

TS6661	EPC	B	SIRM		16/03/2000	00200977.7

CASE		B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE

TS6668	EPC	B	SIRM		07/06/2000	00202025.3

CASE		B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Adhesive Composition

TS6671	USA	B	SOC		18/01/2001	xxx

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Manufacturing of styrene isoprene block copolymers from sodium treated isoprene concentrate

TS9067	BEL	E	C	SIRM	G	22/01/1996	96200150.9	09/12/1998	0723981

TS9067	BRA		C	SIRM		22/01/1996	PI-9600177-1

TS9067	CHN		C	SIRM		24/01/1996	96104392.X

TS9067	FRA	E	C	SIRM	G	22/01/1996	96200150.9	09/12/1998	0723981

TS9067	GBR	E	C	SIRM	G	22/01/1996	96200150.9	09/12/1998	0723981

TS9067	GER	E	C	SIRM	G	22/01/1996	96200150.9	09/12/1998	P69601092.5-08

TS9067	IND		C	SIRM		23/01/1996	145/DEL/96

TS9067	ITA	E	C	SIRM	G	22/01/1996	96200150.9	09/12/1998	0723981

TS9067	JAP		C	SIRM		22/01/1996	8526/96

TS9067	KOS		C	SIRM		23/01/1996	1656/96

TS9067	NET	E	C	SIRM	G	22/01/1996	96200150.9	09/12/1998	0723981

TS9067	RUM		C	SIRM		22/01/1996	9600119

TS9067	SOU		C	SIRM	G	22/01/1996	960470	27/11/1996	96/0470

TS9067	SPA	E	C	SIRM	G	22/01/1996	96200150.9	09/12/1998	2125697

TS9067	TAI		C	SIRM		28/01/1995	84100837

TS9067	USA		C	SOC	G	24/01/1996	590712	07/04/1998	5736612

CASE		B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE A polypropylene based polymer composition

TS9090	JAP	B	SIRM	I*	13/02/1996	25264/96

*	Intention to abandon by 13/02/2003 by not requesting examination

CASE				B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE PHOTO-CURABLE POLYMER COMPOSITION AND FLEXOGRAPHIC PRINTING PLATES CONTAINING THE SAME

TS9163	BEL	EP		C	SIRM	N

TS9163	BRA	P		C	SIRM		26/12/2000	PCT/EP99/04349

TS9163	CAN	P		C	SIRM		22/12/2000	PCT/EP99/04349

TS9163	CHN	P		C	SIRM		XXX

TS9163	EPC	P		C	SIRM		29/11/2000	99939973.6

TS9163	FRA	EP		C	SIRM	N

TS9163	GBR	EP		C	SIRM	N

TS9163	GER	EP		C	SIRM	N

TS9163	IND	P		C	SIRM		04/12/2000	2000/00393

TS9163	ITA	EP		C	SIRM	N

TS9163	JAP	P		C	SIRM		XXX

TS9163	KOS	P		C	SIRM		27/12/2000	7014859/2000

TS9163	MEX	P		C	SIRM		18/12/2000	12690

TS9163	NET	EP		C	SIRM	N

TS9163	SPA	EP		C	SIRM	N

TS9163	SWE	EP		C	SIRM	N

TS9163	TAI			C	SIRM		20/10/1999	88118093

TS9163	TUR	P		C	SIRM		21/12/2000	PCT/EP99/04349

TS9163	USA		02	B	SOC		24/06/1999	09/339607

CASE		B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Elastomer formulation for carpet backing

TS9227	JAP	B	SJL		06/07/1999	192310/99

Total Cases 374 Part II Grants Total US 324

PART III

OWNERSHIP RETAINED BY SOC, EXCLUSIVELY LICENSED TO SEL INSIDE ELASTOMERS FIELD

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Crosslinked elastomers.

K4891	USA	N	B	SOC	G	23/12/1986	946131	23/08/1988	4766180

1

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE

T1538	AUS		C	SIRM*	G	02/07/1992	19394/92	14/03/1995	654363

T1538	BEL	E	C	SIRM*	G	01/07/1992	92202002.9	16/10/1996	0522641

T1538	CAN		C	SHC*	G	02/07/1992	2072855

T1538	FRA	E	C	SIRM*	G	01/07/1992	92202002.9	16/10/1996	0522641

T1538	GBR	E	C	SIRM*	G	01/07/1992	92202002.9	16/10/1996	0522641

T1538	GER	E	C	SIRM*	G	01/07/1992	92202002.9	16/10/1996	P69214536.2-08

T1538	ITA	E	C	SIRM*	G	01/07/1992	92202002.9	16/10/1996	0522641

T1538	JAP		C	SIRM*		02/07/1992	197420/92

T1538	NET	E	C	SIRM*	G	01/07/1992	92202002.9	16/10/1996	0522641

T1538	USA		C	SOC*	G	11/06/1992	897140	20/07/1993	5229472

*	Will be assigned to Nova Chemicals (International) SA

2

CASE		B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE

T1881	USA	C	SOC*	G	31/05/1995	455371	24/12/1996	5587438

*	Will be assigned to Nova Chemicals (International) SA

3

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Impact resistant blends of thermoplastic polyamides, polyole fins and elastomers

T4076	USA	N	B	SOC	G	20/07/1990	554956	09/04/1991	5006601

4

CASE				B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Functionalized elastomeric polymers

T4088	AUS			C	SIRM	G	07/05/1990	54769/90	17/11/1992	625125

T4088	BEL	E		C	SIRM	G	09/05/1990	90201181.6	26/07/1995	0397276

T4088	CAN			C	SHC	G	07/05/1990	2016180	03/10/2000	2016180

T4088	FRA	E		C	SIRM	G	09/05/1990	90201181.6	26/07/1995	0397276

T4088	GBR	E		C	SIRM	G	09/05/1990	90201181.6	26/07/1995	0397276

T4088	GEW	E		C	SIRM	G	09/05/1990	90201181.6	26/07/1995	P69021124.4-08

T4088	ITA	E		C	SIRM	G	09/05/1990	90201181.6	26/07/1995	0397276

T4088	JAP			C	SIRM	G	07/05/1990	117313/90	02/06/2000	3073756

T4088	KOS			C	SIRM	G	07/05/1990	6385/90	16/12/1998	183393

T4088	NET	E		C	SIRM	G	09/05/1990	90201181.6	26/07/1995	0397276

T4088	SPA	E		C	SIRM	G	09/05/1990	90201181.6	26/07/1995	2074524

T4088	TAI			C	SIRM	G	17/04/1990	79103075	20/02/1992	NI-51963

T4088	USA			B	SOC	G	09/05/1989	349545	18/12/1990	4978719

T4088	USA		02	B	SOC	G	30/07/1990	559784	14/05/1991	5015695

5

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Method for preparing asymmetric radial copolymers

T4196	BEL	E	C	SIRM	G	28/10/1988	88202423.5	18/10/1995	0314256

T4196	CAN		C	SHC	G	24/10/1988	581098	16/05/1995	1335614

T4196	FRA	E	C	SIRM	G	28/10/1988	88202423.5	18/10/1995	0314256

T4196	GBR	E	C	SIRM	G	28/10/1988	88202423.5	18/10/1995	0314256

T4196	GEW	E	C	SIRM	G	28/10/1988	88202423.5	18/10/1995	P3854598.5-08

T4196	ITA	E	C	SIRM	G	28/10/1988	88202423.5	18/10/1995	0314256

T4196	JAP		C	SIRM	G	28/10/1988	271103/88	23/01/1998	2739647

T4196	NET	E	C	SIRM	G	28/10/1988	88202423.5	18/10/1995	0314256

T4196	SPA	E	C	SIRM	G	28/10/1988	88202423.5	18/10/1995	2078216

6

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE A method of chemically crosslinking unsaturated polymers

T4208	USA		B	SOC	G	27/07/1990	558370	23/06/1992	5124405

T4208	USA	A	B	SOC	G	23/03/1992	856317	21/09/1993	5247014

T4208	USA	B	B	SOC	G	23/03/1992	856423	02/11/1993	5258457

7

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Method for preparing functionalized block copolymers

T4326	AUS		C	SIRM	G	26/06/1989	37033/89	03/08/1992	621632

T4326	BEL	E	C	SIRM	G	27/06/1989	89201701.3	30/08/1995	0349085

T4326	BRA		C	SIRM	G	26/06/1989	PI-8903123-7	29/06/1999	PI-8903123-7

T4326	CAN		C	SHC	G	26/06/1989	603890	11/01/1994	1326103

T4326	FRA	E	C	SIRM	G	27/06/1989	89201701.3	30/08/1995	0349085

T4326	GBR	E	C	SIRM	G	27/06/1989	89201701.3	30/08/1995	0349085

T4326	GEW	E	C	SIRM	G	27/06/1989	89201701.3	30/08/1995	P68924008.2-08

T4326	ITA	E	C	SIRM	G	27/06/1989	89201701.3	30/08/1995	0349085

T4326	JAP		C	SIRM	G	26/06/1989	163626/89	12/06/1998	2791112

T4326	NET	E	C	SIRM	G	27/06/1989	89201701.3	30/08/1995	0349085

T4326	SWI	E	C	SIRM	G	27/06/1989	89201701.3	30/08/1995	0349085

T4326	USA		B	SOC	G	27/06/1988	211748	01/05/1990	4921625

8

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Neutralization of polymeric acid sites

T4527	USA	N	B	SOC	G	18/06/1990	540397	26/03/1991	5003012

9

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Hydrogenation catalyst and hydrogenation process wherein said catalyst is used

T4531	USA		B	SOC	G	24/05/1990	527924	07/05/1991	5013798

T4531	USA	A	B	SOC	G	30/11/1990	620983	29/10/1991	5061668

10

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Hydrogenation catalyst and hydrogenation process wherein said catalyst is used

T4532	BEL	E	C	SIRM	G	07/11/1989	89202832.5	08/06/1994	0368419

T4532	BRA		C	SIRM	G	06/11/1989	PI-8905680-9	29/12/1998	PI8905680-9

T4532	CAN		C	SHC	G	09/11/1989	2002461	08/02/2000	2002461

T4532	FRA	E	C	SIRM	G	07/11/1989	89202832.5	08/06/1994	0368419

T4532	GBR	E	C	SIRM	G	07/11/1989	89202832.5	08/06/1994	0368419

T4532	GEW	E	C	SIRM	G	07/11/1989	89202832.5	08/06/1994	P68915939.0-08

T4532	ITA	E	C	SIRM	G	07/11/1989	89202832.5	08/06/1994	0368419

T4532	JAP		C	SIRM	G	07/11/1989	289833/89	27/11/1998	2857183

T4532	NET	E	C	SIRM	G	07/11/1989	89202832.5	08/06/1994	0368419

T4532	SPA	E	C	SIRM	G	07/11/1989	89202832.5	08/06/1994	2053960

T4532	SWE	E	C	SIRM	G	07/11/1989	89202832.5	08/06/1994	89202832.5

T4532	SWI	E	C	SIRM	G	07/11/1989	89202832.5	08/06/1994	0368419

T4532	USA		B	SOC	G	23/12/1988	289158	15/10/1991	5057582

11

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Hydrogenation process

T4535	BEL	E	C	SIRM	G	24/10/1989	89202687.3	01/06/1994	0368381

T4535	BRA		C	SIRM	G	11/10/1989	PI-8905155-6	25/03/1997	PI-8905155-6

T4535	CAN		C	SHC	G	29/09/1989	615412	01/03/1994	1327421

T4535	FRA	E	C	SIRM	G	24/10/1989	89202687.3	01/06/1994	0368381

T4535	GBR	E	C	SIRM	G	24/10/1989	89202687.3	01/06/1994	0368381

T4535	GEW	E	C	SIRM	G	24/10/1989	89202687.3	01/06/1994	P68915698.7-08

T4535	ITA	E	C	SIRM	G	24/10/1989	89202687.3	01/06/1994	0368381

T4535	JAP		C	SIRM	G	12/10/1989	266049/89	19/06/1998	2792686

T4535	NET	E	C	SIRM	G	24/10/1989	89202687.3	01/06/1994	0368381

T4535	SPA	E	C	SIRM	G	24/10/1989	89202687.3	01/06/1994	0368381

T4535	SWE	E	C	SIRM	G	24/10/1989	89202687.3	01/06/1994	89202687.3

T4535	SWI	E	C	SIRM	G	24/10/1989	89202687.3	01/06/1994	0368381

12

CASE				B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Hydrogenation catalyst and hydrogenation process using same

T4549	BEL	E		C	SIRM	G	29/05/1990	90201361.4	13/04/1994	0401897

T4549	FRA	E		C	SIRM	G	29/05/1990	90201361.4	13/04/1994	0401897

T4549	GBR	E		C	SIRM	G	29/05/1990	90201361.4	13/04/1994	0401897

T4549	GEW	E		C	SIRM	G	29/05/1990	90201361.4	13/04/1994	P69008043.3-08

T4549	ITA	E		C	SIRM	G	29/05/1990	90201361.4	13/04/1994	0401897

T4549	JAP			C	SIRM	G	06/06/1990	148443/90	17/03/2000	3045521

T4549	NET	E		C	SIRM	G	29/05/1990	90201361.4	13/04/1994	0401897

T4549	USA			B	SOC	G	08/06/1989	363234	25/12/1990	4980331

T4549	USA		A	B	SOC	G	29/08/1990	574177	09/07/1991	5030779

13

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Hydroesterification of polimerized conjugated dienes

T4678	USA		B	SOC	G	26/05/1989	357451	01/01/1991	4981916

T4678	USA	A	B	SOC	G	20/08/1990	569680	25/12/1990	4980422

14

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Hydrogenation of polymers having ketone groups
T4704	USA		B	SOC	G	29/05/1990	529304	28/01/1997	5597872

T4704	USA	A	B	SOC	G	25/05/1995	452189	28/05/1996	5521254

15

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Selective hydrogenation of conjugated diolefin polymers

T4735	BEL	E	C	SIRM	G	12/08/1991	91202069.0	05/07/1995	0471415

T4735	BRA		C	SIRM	G	13/08/1991	PI-9103459-0	22/02/2000	PI-9103459-0

T4735	CAN		C	SHC	G	13/08/1991	2049118	26/09/2000	2049118

T4735	FRA	E	C	SIRM	G	12/08/1991	91202069.0	05/07/1995	0471415

T4735	GBR	E	C	SIRM	G	12/08/1991	91202069.0	05/07/1995	0471415

T4735	GER	E	C	SIRM	G	12/08/1991	91202069.0	05/07/1995	P69110990.7-08

T4735	ITA	E	C	SIRM	G	12/08/1991	91202069.0	05/07/1995	0471415

T4735	JAP		C	SIRM	G	13/08/1991	202974/91	15/10/1999	2991824

T4735	KOS		C	SIRM	G	12/08/1991	13879/91	19/05/1999	214404

T4735	NET	E	C	SIRM	G	12/08/1991	91202069.0	05/07/1995	0471415

T4735	SPA	E	C	SIRM	G	12/08/1991	91202069.0	05/07/1995	2074648

T4735	TAI		C	SIRM	G	23/07/1991	80105687	13/07/1992	NI-55332

T4735	USA		B	SOC	G	15/08/1990	568113	25/08/1992	5141997

16

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Method for preparing asymmetric radial polymers

T4914	BEL	E	C	SIRM	G	26/10/1992	92203294.1	21/05/1997	0540109

T4914	CAN		C	SHC		26/10/1992	2081391

T4914	FRA	E	C	SIRM	G	26/10/1992	92203294.1	21/05/1997	0540109

T4914	GBR	E	C	SIRM	G	26/10/1992	92203294.1	21/05/1997	0540109

T4914	GER	E.	C	SIRM	G	26/10/1992	92203294.1	21/05/1997	P69219852.0-08

T4914	ITA	E	C	SIRM	G	26/10/1992	92203294.1	21/05/1997	0540109

T4914	JAP		C	SIRM		26/10/1992	287945/92

T4914	KOS		C	SIRM	G	24/10/1992	19658/92	15/02/2000	255553

T4914	NET	E	C	SIRM	G	26/10/1992	92203294.1	21/05/1997	0540109

T4914	SPA	E	C	SIRM	G	26/10/1992	92203294.1	21/05/1997	2102449

T4914	SWE	E	C	SIRM	G	26/10/1992	92203294.1	21/05/1997	92203294.1

T4914	TAI		C	SIRM	G	18/02/1993	82101122	22/03/1997	NI-082342

T4914	USA		B	SOC	G	28/10/1991	783441	18/05/1993	5212249

17

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE METAL REMOVAL FROM LIQUID COMPOSITIONS BY REACTION WITH MOLTEN SALT

TH0478	BEL	EP	C	SIRM	N

TH0478	BRA	P	C	SIRM		10/11/1998	PI9708986-9

TH0478	CAN	P	C	SIRM		10/11/1998	2254073

TH0478	CHN	P	C	SIRM		16/11/1998	97194689.2

TH0478	EPC	P	C	SIRM		15/10/1998	97924013.2

TH0478	FRA	EP	C	SIRM	N

TH0478	GBR	EP	C	SIRM	N

TH0478	GER	EP	C	SIRM	N

TH0478	ITA	EP	C	SIRM	N

TH0478	JAP	P	C	SIRM		04/11/1998	540547/97

TH0478	KOS	P	C	SIRM		12/11/1998	709120/98

TH0478	MEX	P	C	SIRM		13/11/1998	989516

TH0478	NET	EP	C	SIRM	N

TH0478	SOU		C	SIRM	G	14/05/1997	97/4150	25/02/1998	97/4150

TH0478	SPA	EP	C	SIRM	N

TH0478	TAI		C	SIRM	G	20/05/1997	86106720	12/01/2000	NI-106879

18

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Process for removal of hydrogen catalyst and lithium from low viscosity functionalized polymers

TH0901	SOU		C	SIRM	G	29/10/1997	97/9705	29/07/1998	97/9705

TH0901	USA	02	B	SOC	G	14/10/1997	08/950683	28/03/2000	6043299

TH0901	USA	A		SOC		15/12/1999	09/464013

19

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Process for hydrogenation of conjugated diene polymers using bis (indenyl) titanium catalyst and lithiumhydride

TS0494	BEL	E	C	SIRM	G	14/03/1997	97200774.4	10/01/2001	0795564

TS0494	BRA		C	SIRM		12/03/1997	PI-9701276-9

TS0494	CAN		C	SIRM		13/03/1997	2199915

TS0494	CHN		C	SIRM		12/03/1997	97109642.2

TS0494	EPC	R	C	SIRM	G	14/03/1997	97200774.4	10/01/2001	0795564

TS0494	FRA	E	C	SIRM	G	14/03/1997	97200774.4	10/01/2001	0795564

TS0494	GBR	E	C	SIRM	G	14/03/1997	97200774.4	10/01/2001	0795564

TS0494	GER	E	C	SIRM	G	14/03/1997	97200774.4	10/01/2001	0795564

TS0494	ITA	E	C	SIRM	G	14/03/1997	97200774.4	10/01/2001	0795564

TS0494	JAP		C	SIRM		13/03/1997	059627/97

TS0494	KOS		C	SIRM		14/03/1997	8779/97

TS0494	MEX		C	SIRM		12/03/1997	971870

TS0494	NET	E	C	SIRM	G	14/03/1997	97200774.4	10/01/2001	0795564

TS0494	SOU		C	SIRM	G	13/03/1997	97/2178	26/11/1997	97/2178

TS0494	SPA	E	C	SIRM	G	14/03/1997	97200774.4	10/01/2001	0795564

TS0494	TAI		C	SIRM	G	12/03/1997	86103041	04/12/1999	104871

TS0494	USA		C	SOC	G	13/03/1997	08/816538	20/07/1999	5925717

20

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Process for hydrogenation of conjugated diene polymers using a titanium catalysts and a borium compound as copromotor

TS0513	BEL	E	C	SIRM	G	11/04/1997	97201094.6	07/07/1999	0801079

TS0513	FRA	E	C	SIRM	G	11/04/1997	97201094.6	07/07/1999	0801079

TS0513	GBR	E	C	SIRM	G	11/04/1997	97201094.6	07/07/1999	0801079

TS0513	GER	E	C	SIRM	G	11/04/1997	97201094.6	07/07/1999	P69700309.4-08

TS0513	ITA	E	C	SIRM	G	11/04/1997	97201094.6	07/07/1999	0801079

TS0513	JAP		C	SIRM		10/04/1997	092394/97

TS0513	NET	E	C	SIRM	G	11/04/1997	97201094.6	07/07/1999	0801079

TS0513	SPA	E	C	SIRM	G	11/04/1997	97201094.6	07/07/1999	2134050

TS0513	TAI		C	SIRM	G	15/04/1997	86104872	01/10/1998	NI-094975

TS0513	USA		C	SOC	G	09/04/1997	08/831631	29/09/1998	5814709

21

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Process for hydrogenation of conjugated diene polymers using a titanium catalyst component containing at least one P or N containing heterocyclic five ring

TS0517	BEL	E	C	SIRM	G	28/05/1997	97201573.9	19/01/2000	0810231

TS0517	FRA	E	C	SIRM	G	28/05/1997	97201573.9	19/01/2000	0810231

TS0517	GBR	E	C	SIRM	G	28/05/1997	97201573.9	19/01/2000	0810231

TS0517	GER	E	C	SIRM	G	28/05/1997	97201573.9	19/01/2000	P69701169.0-08

TS0517	ITA	E	C	SIRM	G	28/05/1997	97201573.9	19/01/2000	0810231

TS0517	JAP		C	SIRM		27/05/1997	136789/97

TS0517	NET	E	C	SIRM	G	28/05/1997	97201573.9	19/01/2000	0810231

TS0517	SPA	E	C	SIRM	G	28/05/1997	97201573.9	19/01/2000	2140944

TS0517	TAI		C	SIRM		19/06/1997	86108603

TS0517	USA		C	SOC	G	28/05/1997	08/864602	23/03/1999	5886107

22

CASE				B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Use of specific Zr cont. metallocene compounds for hydrogen. of (conj. diene) block copolymers

TS0545	BEL	E		C	SIRM	N

TS0545	BRA			C	SIRM		22/09/1997	PI-9704779-1

TS0545	CAN			C	SIRM		22/09/1997	2216200

TS0545	CHN			C	SIRM		22/09/1997	97121391.7

TS0545	EPC	R		C	SIRM		23/09/1997	97202910.2

TS0545	FRA	E		C	SIRM	N

TS0545	GBR	E		C	SIRM	N

TS0545	GER	E		C	SIRM	N

TS0545	ITA	E		C	SIRM	N

TS0545	JAP			C	SIRM		19/09/1997	255621/97

TS0545	KOS			C	SIRM		23/09/1997	48166/97

TS0545	MEX			C	SIRM		23/09/1997	977249

TS0545	NET	E		C	SIRM	N

TS0545	RUM			C	SIRM		22/09/1997	97-01762

TS0545	SOU			C	SIRM	G	22/09/1997	97/8498	27/05/1998	97/8498

TS0545	SPA	E		C	SIRM	N

TS0545	TAI			C	SIRM	G	18/09/1997	86113524	11/06/2000	NI-115755

TS0545	USA		A	C	SOC	G	19/01/1999	08/935507	14/09/1999	5952430

23

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Process to improve Ti hydrogenation catalyst stability

TS0698	BEL	EP	C	SIRM	N

TS0698	BRA	P	C	SIRM	N

TS0698	EPC	P	C	SIRM	N

TS0698	FRA	EP	C	SIRM	N

TS0698	GBR	EP	C	SIRM	N

TS0698	GER	EP	C	SIRM	N

TS0698	ITA	EP	C	SIRM	N

TS0698	JAP	P	C	SIRM	N

TS0698	KOS	P	C	SIRM	N

TS0698	NET	EP	C	SIRM	N

TS0698	PCT		C	SIRM		28/10/1999	PCT/EP99/08311

TS0698	SOU	P	C	SIRM	N

TS0698	SPA	EP	C	SIRM	N

TS0698	TAI		C	SIRM		05/10/1999	88117150

TS0698	USA		C	SOC		08/10/1999	09/416218

24

PART IV

OWNERSHIP RETAINED BY SOC, NON-EXCLUSIVELY LICENSED TO SEL INSIDE ELASTOMERS FIELD

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Block copolymers of ziegler natta polymerized and anionically polymerized monomers

K4447	CAN		C	SHC	G	12/06/1984	456363		1221785

K4447	FRA	E	C	SIRM	G	13/06/1984			0131322

K4447	GBR	E	C	SIRM	G	13/06/1984			0131322

K4447	GEW	E	C	SIRM	G	13/06/1984			P3465317.1-08

K4447	ITA	E	C	SIRM	G	13/06/1984	XX	12/08/1987	0131322

K4447	JAP		C	SIRM	G	21/06/1984	126598/84	25/03/1993	1744568

K4447	NET	E	C	SIRM	G	13/06/1984			0131322

K4447	USA		B	SOC	G	24/06/1983	507382	30/10/1984	4480075

1

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Dispersant - VI Improver Product

K4489	BEL	E	C	SIRM	G	17/12/1982			0082574

K4489	CAN		C	SHC	G	08/12/1982	417246		1205590

K4489	FRA	E	C	SIRM	G	17/12/1982			0082574

K4489	GBR	E	C	SIRM	G	17/12/1982			0082574

K4489	GEW	E	C	SIRM	G	17/12/1982			P3264798.0-08

K4489	JAP		C	SIRM	G	17/12/1982	221739/82	28/05/1993	1764494

K4489	NET	E	C	SIRM	G	17/12/1982			0082574

K4489	USA		B	SOC	G	21/12/1981	332690	24/01/1984	4427834

2

CASE				B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Polymeric viscosity index additive and oil composition comprising the same.

K4649	BEL	E		C	SIRM	G	08/07/1988		13/01/1993	0298578

K4649	FRA	E		C	SIRM	G	08/07/1988		13/01/1993	0298578

K4649	GBR	E		C	SIRM	G	08/07/1988		13/01/1993	0298578

K4649	GEW	E		C	SIRM	G	08/07/1988		13/01/1993	P3877439.9-08

K4649	ITA	E		C	SIRM	G	08/07/1988		13/01/1993	0298578

K4649	NET	E		C	SIRM	G	08/07/1988		13/01/1993	0298578

K4649	SPA	E		C	SIRM	G	08/07/1988		13/01/1993	2043787

K4649	USA			B	SOC	G	10/07/1987	071845	18/07/1989	4849481

K4649	USA		A	B	SOC	G	23/01/1989	299387	13/02/1990	4900875

3

CASE		B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Oil base well treating fluids thickened by block copolymers

K8972	CAN	C	SHC	G	26/07/1985	487613	28/12/1988	1247354

K8972	USA	B	SOC	G	10/08/1984	639752	17/06/1986	4595513

4

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE

T1148	FRA	E	C	SIRM	G	19/06/1990	90201605-4	28/08/1996	0404261

T1148	GBR	E	C	SIRM	G	19/06/1990	90201605-4	28/08/1996	0404261

T1148	GEW	E	C	SIRM	G	19/06/1990	90201605-4	28/08/1996	P69028251.6-08

T1148	ITA	E	C	SIRM	G	19/06/1990	90201605-4	28/08/1996	0404261

T1148	JAP		C	SIRM		20/06/1990	160072/90

T1148	KOS		C	SIRM	G	19/06/1990	9013/90	28/12/1998	185667

T1148	NET	E	C	SIRM	G	19/06/1990	90201605-4	28/08/1996	0404261

T1148	TAI		C	SIRM	G	24/07/1990	79106073	22/07/1992	NI-55606

T1148	USA		C	SRL	G	30/05/1990	528881	07/01/1992	5079268

5

CASE				B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Novel functionalized polyolefins.

T1715	BEL	E		C	SIRM	G	17/12/1992	92203994.6	30/08/1995	0549064

T1715	BRA			C	SIRM	G	17/12/1992	PI-9205046-8	05/09/2000	PI-9205046-8

T1715	CHN			C	SIRM	G	17/12/1992	92114491.1	06/02/1999	45430

T1715	FRA	E		C	SIRM	G	17/12/1992	92203994.6	30/08/1995	0549064

T1715	GBR	E		C	SIRM	G	17/12/1992	92203994.6	30/08/1995	0549064

T1715	GER	E		C	SIRM	G	17/12/1992	92203994.6	30/08/1995	P69204438.8-08

T1715	IND			C	SIRM		17/12/1992	1211/DEL/92

T1715	ITA	E		C	SIRM	G	17/12/1992	92203994.6	30/08/1995	0549064

T1715	JAP			C	SIRM		17/12/1992	337446/92

T1715	KOS			C	SIRM	G	16/12/1992	24473/92	31/07/2000	270297

T1715	MEX			C	SIRM	G	17/12/1992	927376	24/06/1996	181934

T1715	NET	E		C	SIRM	G	17/12/1992	92203994.6	30/08/1995	0549064

T1715	RUS			C	SIRM	G	17/12/1992	92016242.05	27/03/1998	2107697

T1715	SPA	E		C	SIRM	G	17/12/1992	92203994.6	30/08/1995	2076672

T1715	TAI			C	SIRM	G	26/11/1992	81109487	22/11/1993	NI-63061

T1715	USA			C	SOC	G	17/12/1992	991934	15/11/1994	5364911

T1715	USA		A	C	SOC	G	13/06/1994	258807	07/02/1995	5387649

6

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Method to Prepare Blown Films of Vinyl Aromatic/Conjugated Diolefin Block Copolymer.

T3236	BEL	E	C	SIRM	N

T3236	EPC		C	SIRM		31/10/1996	96203043.3

T3236	FRA	E	C	SIRM	N

T3236	GBR	E	C	SIRM	N

T3236	GER	E	C	SIRM	N

T3236	ITA	E	C	SIRM	N

T3236	KOS		C	SIRM		30/10/1996	50269/96

T3236	NET	E	C	SIRM	N

T3236	SPA	E	C	SIRM	N

T3236	SWE	E	C	SIRM	N

T3236	TAI		C	SIRM	G	22/10/1996	85112948	23/01/1998	NI-089870

T3236	USA		B	SOC	G	01/11/1995	551599	19/08/1997	5658526

7

CASE				B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Modified viscosity index improvers

T3237	BEL	E		C	SIRM	G	17/12/1993	93203556.1	27/08/1997	0603955

T3237	BRA			C	SIRM	G	17/12/1993	PI-9305102-6	25/07/2000	PI9305102-6

T3237	CAN			C	SIRM		17/12/1993	2111790

T3237	FRA	E		C	SIRM	G	17/12/1993	93203556.1	27/08/1997	0603955

T3237	GBR	E		C	SIRM	G	17/12/1993	93203556.1	27/08/1997	0603955

T3237	GER	E		C	SIRM	G	17/12/1993	93203556.1	27/08/1997	P69313424.0-08

T3237	ITA	E		C	SIRM	G	17/12/1993	93203556.1	27/08/1997	0603955

T3237	JAP			C	SIRM		17/12/1993	318489/93

T3237	NET	E		C	SIRM	G	17/12/1993	93203556.1	27/08/1997	0603955

T3237	USA			B	SOC	G	21/12/1992	993740	06/09/1994	5344887

T3237	USA		A	B	SOC	G	29/03/1994	219338	05/03/1996	5496898

8

CASE		B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE

T3259	USA	B	SOC	G	31/01/1995	381453	27/08/1996	5550194

9

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Asymmetric triblock copolymer viscosity index improver for oil compositions

T3291	AUS		C	SIRM	G	09/08/1995	28476/95	05/11/1998	694529

T3291	BEL	E	C	SIRM	G	10/08/1995	95202186.3	16/12/1998	0698626

T3291	BRA		C	SIRM		09/08/1995	PI-9503592-3

T3291	CAN		C	SIRM		09/08/1995	2155686

T3291	CHN		C	SIRM		09/08/1995	95115367.6

T3291	FRA	E	C	SIRM	G	10/08/1995	95202186.3	16/12/1998	0698626

T3291	GBR	E	C	SIRM	G	10/08/1995	95202186.3	16/12/1998	0698626

T3291	GER	E	C	SIRM	G	10/08/1995	95202186.3	16/12/1998	P69506641.2-08

T3291	ITA	E	C	SIRM	G	10/08/1995	95202186.3	16/12/1998	0698626

T3291	JAP		C	SIRM		09/08/1995	203299/95

T3291	NET	E	C	SIRM	G	10/08/1995	95202186.3	16/12/1998	0698626

T3291	SIN		C	SIRM	G	08/08/1995	9501083-1	20/07/1998	33449

T3291	SOU		C	SIRM	G	08/08/1995	95/6634	29/05/1996	95/6634

T3291	SPA	E	C	SIRM	G	10/08/1995	95202186.3	16/12/1998	2125553

T3291	USA		B	SOC	G	11/08/1994	289487	17/10/1995	5458792

10

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Star polymer viscosity index improver for oil compositions

T3316	AUS		C	SIRM	G	30/06/1995	23355/95	05/11/1998	694511

T3316	BEL	E	C	SIRM	G	30/06/1995	95201796.0	27/08/1997	0690082

T3316	BRA		C	SIRM		29/06/1995	PI-9503016-6

T3316	CAN		C	SIRM		29/06/1995	2152992

T3316	CHN		C	SIRM	G	28/06/1995	95107724.4	21/10/2000	95107724.4

T3316	FRA	E	C	SIRM	G	30/06/1995	95201796.0	27/08/1997	0690082

T3316	GBR	E	C	SIRM	G	30/06/1995	95201796.0	27/08/1997	0690082

T3316	GER	E	C	SIRM	G	30/06/1995	95201796.0	27/08/1997	P69500603.7-08

T3316	ITA	E	C	SIRM	G	30/06/1995	95201796.0	27/08/1997	0690082

T3316	JAP		C	SIRM		29/06/1995	164326/95

T3316	NET	E	C	SIRM	G	30/06/1995	95201796.0	27/08/1997	0690082

T3316	SIN		C	SIRM	G	29/06/1995	9500753-0	21/12/1998	30412

T3316	SOU		C	SIRM	G	29/06/1995	95/5389	27/03/1996	95/5389

T3316	SPA	E	C	SIRM	G	30/06/1995	95201796.0	27/08/1997	2106617

T3316	USA		B	SOC	G	01/07/1994	269724	17/10/1995	5458791

11

CASE		B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Solar cell assemblage and method of making.

T4075	USA	B	SOC	G	16/10/1986	919918	08/09/1987	4692557

12

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Viscosity index improver and composition containing same

T4187	AUT	E	C	SIRM	G	19/05/1989		30/10/1991	E69061

T4187	BEL	E	C	SIRM	G	19/05/1989		30/10/1991	0344836

T4187	BRA		C	SIRM	G	23/05/1989	PI-8902364-1	28/10/1997	PI-8902364-1

T4187	CAN		C	SHC	G	05/05/1989	598809	19/09/1995	1337086

T4187	FRA	E	C	SIRM	G	19/05/1989		30/10/1991	0344836

T4187	GBR	E	C	SIRM	G	19/05/1989		30/10/1991	0344836

T4187	GEW	E	C	SIRM	G	19/05/1989		30/10/1991	P68900374.9-08

T4187	GRE	E	C	SIRM	G	19/05/1989		30/10/1991	3003376

T4187	ITA	E	C	SIRM	G	19/05/1989		30/10/1991	0344836

T4187	JAP		C	SIRM	G	22/05/1989	128601/89	03/10/1997	2703803

T4187	LUX	E	C	SIRM	G	19/05/1989		30/10/1991	0344836

T4187	NET	E	C	SIRM	G	19/05/1989		30/10/1991	0344836

T4187	SIN		C	SIRM	G	24/09/1992		24/09/1992	P9290960-5

T4187	SPA	E	C	SIRM	G	19/05/1989		30/10/1991	2027060

T4187	SWE	E	C	SIRM	G	19/05/1989		30/10/1991	89201290.7

T4187	SWI	E	C	SIRM	G	19/05/1989		30/10/1991	0344836

T4187	USA		B	SOC	G	24/05/1988	198542	31/10/1989	4877836

T4187	USR		C	SIRM	G	22/05/1989	4614122.05	10/10/1995	2045570

13

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Block copolymers

T4247	AUS		C	SIRM	G	04/12/1990	67734/90	11/10/1993	637656

T4247	AUT	E	C	SIRM	G	04/12/1990	90203198.8	28/06/1995	E124424

T4247	BEL	E	C	SIRM	G	04/12/1990	90203198.8	28/06/1995	0431706

T4247	CAN		C	SHC		04/12/1990	2031452

T4247	FRA	E	C	SIRM	G	04/12/1990	90203198.8	28/06/1995	0431706

T4247	GBR	E	C	SIRM	G	04/12/1990	90203198.8	28/06/1995	0431706

T4247	GER	E	C	SIRM	G	04/12/1990	90203198.8	28/06/1995	P69020508.2-08

T4247	ITA	E	C	SIRM	G	04/12/1990	90203198.8	28/06/1995	0431706

T4247	JAP		C	SIRM	G	04/12/1990	407426/90	13/08/1999	2966938

T4247	LUX	E	C	SIRM	G	04/12/1990	90203198.8	28/06/1995	0431706

T4247	NET	E	C	SIRM	G	04/12/1990	90203198.8	28/06/1995	0431706

T4247	SWI	E	C	SIRM	G	04/12/1990	90203198.8	28/06/1995	0431706

T4247	USA		B	SOC	G	06/12/1989	446827	26/03/1991	5002676

14

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Process to produce tack-free rubber particles.

T4563	BEL	E	C	SIRM	G	08/02/1991	91200270.6	28/12/1994	0442569

T4563	BRA		C	SIRM	G	08/02/1991	PI-9100559-0	28/12/1999	PI-9100559-0

T4563	CAN		C	SHC		11/02/1991	2036083

T4563	DEN	E	C	SIRM	G	08/02/1991	91200270.6	28/12/1994	0442569

T4563	FRA	E	C	SIRM	G	08/02/1991	91200270.6	28/12/1994	0442569

T4563	GBR	E	C	SIRM	G	08/02/1991	91200270.6	28/12/1994	0442569

T4563	GER	E	C	SIRM	G	08/02/1991	91200270.6	28/12/1994	P69106162.9-08

T4563	IND		C	SIRM	G	22/01/1991	57/DEL/91	20/11/1998	180304

T4563	ITA	E	C	SIRM	G	08/02/1991	91200270.6	28/12/1994	0442569

T4563	JAP		C	SIRM		08/02/1991	039479/91

T4563	KOS		C	SIRM	G	11/02/1991	2277/91	06/01/1999	187649

T4563	NET	E	C	SIRM	G	08/02/1991	91200270.6	28/12/1994	0442569

T4563	SPA	E	C	SIRM	G	08/02/1991	91200270.6	28/12/1994	2065604

T4563	SWE	E	C	SIRM	G	08/02/1991	91200270.6	28/12/1994	91200270.6

15

CASE				B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Solid viscosity index improvers having homopolymer and copolymer blocks

T4566	AUS			C	SIRM	G	21/01/1992	10371/92	09/11/1994	650713

T4566	BEL	E		C	SIRM	G	23/01/1992	92200191.2	20/04/1994	0497411

T4566	BRA			C	SIRM	G	23/01/1992	PI-9200204-8	11/07/2000	PI9200204-8

T4566	CAN			C	SHC		10/01/1992	2059166

T4566	FRA	E		C	SIRM	G	23/01/1992	92200191.2	20/04/1994	0497411

T4566	GBR	E		C	SIRM	G	23/01/1992	92200191.2	20/04/1994	0497411

T4566	GER	E		C	SIRM	G	23/01/1992	92200191.2	20/04/1994	P69200108.5-08

T4566	IND			C	SIRM	G	07/01/1992	12/MAS/92	17/09/1999	182222

T4566	ITA	E		C	SIRM	G	23/01/1992	92200191.2	20/04/1994	0497411

T4566	JAP			C	SIRM	G	23/01/1992	010302/92	21/04/2000	3058370

T4566	KOS			C	SIRM	G	27/01/1992	1249/92	22/02/1999	196659

T4566	NET	E		C	SIRM	G	23/01/1992	92200191.2	20/04/1994	0497411

T4566	SIN			C	SIRM	G	19/12/1994	9491777-0	30/01/1995	28189

T4566	SPA	E		C	SIRM	G	23/01/1992	92200191.2	20/04/1994	2052402

T4566	USA			B	SOC	G	28/01/1991	646024	29/06/1993	5223579

T4566	USA		A	B	SOC	G	22/03/1993	034045	11/01/1994	5278252

16

CASE		B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Process for preparing bituminous composition

T4719	CHI	C	SIRM	G	11/10/1990	874/90	16/08/1991	38000

T4719	USA	B	SOC	G	16/10/1989	422194	30/07/1991	5036119

17

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Modified viscosity index improver

T4964	BEL	E	C	SIRM	G	17/12/1993	93203557.9	06/11/1996	0603956

T4964	BRA		C	SIRM		17/12/1993	PI-9305101-8

T4964	CAN		C	SIRM		17/12/1993	2111789

T4964	FRA	E	C	SIRM	G	17/12/1993	93203557.9	06/11/1996	0603956

T4964	GBR	E	C	SIRM	G	17/12/1993	93203557.9	06/11/1996	0603956

T4964	GER	E	C	SIRM	G	17/12/1993	93203557.9	06/11/1996	P69305835.8-08

T4964	ITA	E	C	SIRM	G	17/12/1993	93203557.9	06/11/1996	0603956

T4964	JAP		C	SIRM		17/12/1993	318490/93

T4964	NET	E	C	SIRM	G	17/12/1993	93203557.9	06/11/1996	0603956

T4964	USA		B	SOC	G	21/12/1992	993739	21/12/1993	5272211

18

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Star polymer viscosity index improver for oil compositions

TH0148	AUS		C	SIRM	G	06/09/1995	30495/95	02/07/1998	688933

TH0148	BEL	E	C	SIRM	G	04/09/1995	95202388.5	02/06/1999	0700942

TH0148	BRA		C	SIRM		06/09/1995	PI-9503953-8

TH0148	CAN		C	SIRM		07/09/1995	2157751

TH0148	CHN		C	SIRM	G	08/09/1995	95116244.6	28/10/2000	95116244.6

TH0148	FIN		C	SIRM		07/09/1995	954193

TH0148	FRA	E	C	SIRM	G	04/09/1995	95202388.5	02/06/1999	0700942

TH0148	GBR	E	C	SIRM	G	04/09/1995	95202388.5	02/06/1999	0700942

TH0148	GER	E	C	SIRM	G	04/09/1995	95202388.5	02/06/1999	P69509989.2-08

TH0148	HUN		C	SIRM	G	07/09/1995	P9502620	10/02/1999	216067

TH0148	IND		C	SIRM		14/08/1995	1031/MAS/95

TH0148	ITA	E	C	SIRM	G	04/09/1995	95202388.5	02/06/1999	0700942

TH0148	JAP		C	SIRM		07/09/1995	230573/95

TH0148	KOS		C	SIRM		07/09/1995	29426/95

TH0148	MAS		C	SIRM		07/09/1995	PI-9502648

TH0148	MEX		C	SIRM	G	07/09/1995	953821	17/10/2000	199097

TH0148	NET	E	C	SIRM	G	04/09/1995	95202388.5	02/06/1999	0700942

TH0148	NOR		C	SIRM		07/09/1995	953517

19

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TH0148	POL		C	SIRM		07/09/1995	P-310316

TH0148	RUS		C	SIRM	G	06/09/1995	95114956.00	10/07/2000	2152407

TH0148	SIN		C	SIRM	G	07/09/1995	9501297.7	30/03/1999	P-52167

TH0148	SOU		C	SIRM	G	07/09/1995	95/7509	29/05/1996	95/7509

TH0148	SPA	E	C	SIRM	G	04/09/1995	95202388.5	02/06/1999	2133658

TH014 8	TAI		C	SIRM	G	13/09/1995	84109572	17/12/1997	NI-088997

TH0148	USA		B	SOC	G	09/09/1994	303972	24/10/1995	5460739

20

CASE		B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE

TH0282	USA	B	SOC	G	31/01/1995	381242	06/08/1996	5543458

21

CASE		B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE A process for making block graft copolymers by grafting halosilanes onto polyolefin/diene polymers

TH0284	USA	B	SOC	G	30/05/1995	453241	02/12/1997	5693713

22

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Functionalized thermoplastic elastomer

TH0476	USA		B	SOC	G	18/05/1998	09/080822	08/08/2000	6100337

TH0476	USA	A		SOC		11/02/2000	09/502646

23

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Star polymer viscosity index improver for oil compositions

TH0920	AUS	P	C	SIRM		08/08/2000	30284/99

TH0920	BEL	EP	C	SIRM	N

TH0920	BRA	P	C	SIRM		18/08/2000	PI9908068-0

TH0920	CAN	P	C	SIRM		17/08/2000	2321006

TH0920	CHN	P	C	SIRM		18/08/2000	99803096.1

TH0920	EPC	P	C	SIRM		31/07/2000	99911673.4

TH0920	FRA	EP	C	SIRM	N

TH0920	GBR	EP	C	SIRM	N

TH0920	GER	EP	C	SIRM	N

TH0920	ITA	EP	C	SIRM	N

TH0920	JAP	P	C	SIRM		18/08/2000	532489/2000

TH0920	KOS	P	C	SIRM		17/08/2000	7009006/2000

TH0920	NET	EP	C	SIRM	N

TH0920	RUS	P	C	SIRM		18/09/2000	2000124095

TH0920	SIN	P	C	SIRM		11/09/2000	200004573-2

TH0920	SPA	EP	C	SIRM	N

24

CASE				B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER

TH0920	SWE	EP		C	SIRM	N

TH0920	SWI	EP		C	SIRM	N

TH0920	TAI			C	SIRM		23/02/1999	88102599

TH0920	USA		02	B	SOC	G	17/02/1999	09/251508	07/03/2000	6034042

25

CASE		B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Stepwise mixing intensity reduction and mixer separation process

TH1406	USA	B	SOC		07/03/2000	60/187602

26

CASE		B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Cyclone for preparation of polymer crumbs

TH1782	USA	B	SOC		01/09/2000	60/230164

27

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Pipe coating

TS0841	CAN	P	C	SIRM	N

TS0841	CHN	P	C	SIRM	N

TS0841	DEN	EP	C	SIRM	N

TS0841	EPC	P	C	SIRM	N

TS0841	GBR	EP	C	SIRM	N

TS0841	IRA		C	SIRM

TS0841	NOR	P	C	SIRM	N

TS0841	PCT		C	SIRM		14/03/2000	PCT/EP00/02273

TS0841	RUS	P	C	SIRM	N

TS0841	SOU	P	C	SIRM	N

TS0841	USA		C	SOC		08/03/2000	09/520508

28

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE WAX COMPOSITIONS COMPRISING WAX AND OIL

TS6630	BEL	EP	C	SIRM	N

TS6630	BRA	P	C	SIRM	N

TS6630	CAN	P	C	SIRM	N

TS6630	CHN	P	C	SIRM	N

TS6630	DEN	EP	C	SIRM	N

TS6630	EPC	P	C	SIRM	N

TS6630	FIN	EP	C	SIRM	N

TS6630	FRA	EP	C	SIRM	N

TS6630	GBR	EP	C	SIRM	N

TS6630	GER	EP	C	SIRM	N

TS6630	IND	P	C	SIRM	N

TS6630	INO	P	C	SIRM	N

TS6630	ITA	EP	C	SIRM	N

TS6630	JAP	P	C	SIRM	N

TS6630	MEX	P	C	SIRM	N

TS6630	PCT		C	SIRM		30/03/2000	PCT/EP00/02848

TS6630	SOU	P	C	SIRM	N

TS6630	SPA	EP	C	SIRM	N

TS6630	SWE	EP	C	SIRM	N

TS6630	USA		C	SOC		29/03/2000	09/537614

29

APPENDIX 3

Invention Disclosures, Parts I-III

PART I

ASSIGNED TO SEL, EXCLUSIVE LICENSE BACK TO SOC

File No.	Date	Title

TH0339	12.93	Improved Diinitiators

TH0446	4.94	Die Cuttable Label Adhesives

TH0589	10.94	Process for Capping of Living Polymers

TH0751	8.95	Improved Chemical Resistance of SBC Compounds

TH0768	8.95	Soft Film for Bandaid Substrates

TH0774	8.95	Film for Elastic Fabric for Disposables

TH0808	10.95	Polydiene Polymers

TH0813	10.95	Binary Blends

TH0931	6.96	Removal of Silicon Compounds From Cyclohexane

TH0943	6.96	Removing Residual Trimethyl Siloxy Species From Hydrocarbon Solvent

TH1216	1.98	Preparation of Polymer Foams

TH1224	1.98	DVB Coupled Star Polymers

TH1225	1.98	High Vinyl Polymer

1

TH1226	1.98	Functionalized DVB Coupled Star Polymers

TH1227	1.98	DVB Coupled Star Polymers

TH1282	3.98	Functionalized Star Polymers

TH1283	3.98	Functionalized Star Polymers

TH1284	3.98	DVB Coupled Star Polymers

TH1296	3.98	Low Cost Clean Up of Hydrogenated KRATON G Polymer

TH1300	4.98	Preparation of High Vinyl Polymers With Microstructure Modifier

TH1319	5.98	Heterogeneous Catalyst to Hydrogenate Block Copolymers

TH1320	5.98	Heterogeneous Catalyst to Hydrogenate Block Copolymers

TH1357	7.98	Sprayable Pressure Sensitive Adhesive

TH1358	7.98	Spraying of Pressure Sensitive Adhesive

TH1359	7.98	Process of Applying and Removing Strippable Adhesives and Films

TH1477	3.99	Hot Melt Removable PSA

TH1552	6.99	Process to prepare butadiene block copolymers

TH1631	9.99	Microstructure Modifier Enhancer for Isoprene Polymerization

TH1689	12.99	Graft copolymer as a wax modifier

TH1756	4.00	Homogeneous polymerisation of a cyclodiene

TH1768	4.00	Randomizer to produce random blocks

TH1804	7.00	Low creep/good processability polymers

2

TH1817	8.00	SBC Compounds with Improved Color and Color Stability

TH1868	10.00	SBC polymers for use in Compounds with a low Coefficient of Friction

TS0777	6.98	Bituminous composition

TS0943	10.99	Porous block copolymer pellets

TS0987	11.99	Hydrogenation process

TS1127	01.01	hydrogenation catalyst

TS6587	3.97	Block copolymers for use in packaging tape adhesive formulations

TS6607	1.98	Packaging tape adhesive containing block copolymer blend

TS6608	2.98	Peelable and Reclosable lid structures

TS6610	3.98	Compound comprising styrene block copolymer and silicon compound

TS6625	7.98	Compound containing high PSC block copolymer

TS6632	10.98	Packaging tape adhesive

TS6640	12.98	Overmoulding with SEBS blends

TS6645	3.99	Masterbatch adhesive blends

TS6647	4.99	Adhesive

TS6655	6.99	Footwear containing polar engineering thermoplastics

TS6670	3.00	Footwear compound

TS6673	5.00	High melt flow hot melt adhesive

TS6680	11.00	Reactive Solvent blend for block copolymers

3

TS6681	12.00	Curable abc copolymer composition

TS6682	12.00	Extrudable adhesives

TS9194	11.98	Process for stopping the migration of organic dyes

4

PART II

OWNERSHIP RETAINED BY SOC, EXCLUSIVELY LICENSED TO SEL INSIDE ELASTOMERS FIELD

none

5

PART III

OWNERSHIP RETAINED BY SOC, NON-EXCLUSIVELY LICENSED TO SEL INSIDE ELASTOMERS FIELD

File No.	Date	Title
TH0621	2.95	Rubber Modification of Polyimide Using EKP

TH1915	2.01	Cement Feed Nozzle Design for forming porous polymer crumb

TH1916	2.01	Appartus and Method for forming porous polymer crumb

TS6649	4.99	Compounds

TS9182	9.98	Bituminous Composition

6

APPENDIX 4

ELASTOMERS TECHNICAL INFORMATION

•	Process know-how (including recipes and operating conditions)

•	Product know-how

•	Product applicational know-how

•	Marketing technical service know-how

•	Manufacturing technical service know-how

•	Manufacturing plant process design information

The Elastomers Technical Information will be provided in the form of:-

Technical Reports, such as R&D Reports, Technical Service Reports, notes and memoranda

Manufacturing Plants Design Books and Design Packages

Manufacturing Plants Operating Manuals

APPENDIX 5

[*****]

[*****]	[Confidential Treatment Requested]

Material separately filed with the Securities and Exchange Commission

[*****]

[*****]	[Confidential Treatment Requested]

Material separately filed with the Securities and Exchange Commission

APPENDIX 6

[*****]

[*****]	[Confidential Treatment Requested]

Material separately filed with the Securities and Exchange Commission

[*****]

[*****]	[Confidential Treatment Requested]

Material separately filed with the Securities and Exchange Commission

DEP MANUALS

[*****]

[*****]	[Confidential Treatment Requested]

Material separately filed with the Securities and Exchange Commission

[*****]

[*****]	[Confidential Treatment Requested]

Material separately filed with the Securities and Exchange Commission

[*****]

[*****]	[Confidential Treatment Requested]

Material separately filed with the Securities and Exchange Commission

[*****]

[*****]	[Confidential Treatment Requested]

Material separately filed with the Securities and Exchange Commission

[*****]

[*****]	[Confidential Treatment Requested]

Material separately filed with the Securities and Exchange Commission

[*****]

[*****]	[Confidential Treatment Requested]

Material separately filed with the Securities and Exchange Commission

[*****]

[*****]	[Confidential Treatment Requested]

Material separately filed with the Securities and Exchange Commission

APPENDIX 7

PART I (U.S.) PATENT ASSIGNMENT

This AGREEMENT, having an effective date of February 28, 2001 (“the Effective Date”) is made by and between:

Shell Oil Company, a company incorporated under the laws of the State of Delaware and having its registered office at One Shell Plaza, 910 Louisiana Street, Houston, Texas 77002 (hereinafter referred to as “ASSIGNOR”);

and

Shell Elastomers LLC, a company incorporated under the laws of the State of Delaware and having its registered office at One Rockefeller Plaza, 32nd Floor, New York, New York 10020 (hereinafter referred to as “ASSIGNEE”).

WHEREAS, ASSIGNOR and ASSIGNEE have entered into the Intellectual Property Transfer and Licence Agreement having an effective date of February 28, 2001 (“the IPTLA”),

WHEREAS, pursuant to the IPTLA, ASSIGNOR agreed to assign those United States (“U.S.”) patents and/or patent applications which are set out in the attachment hereto having a heading of “Part I” (“the Part I Patents”) to ASSIGNEE;

NOW, THEREFORE, for good and valuable consideration the receipt of which is hereby acknowledged, ASSIGNOR does hereby assign, effective as of the Effective Date, to ASSIGNEE:

(1)	All of ASSIGNOR’s right, title and interest in and to the U.S. Part I Patents;

(2)	The sole right to sue at law or in equity for any infringement, impairment or other unauthorized use or conduct in derogation of the U.S. Part I Patents occurring after the Effective Date, including the right to receive all proceeds and damages therefrom; and

(3)	The right to obtain re-examinations, reissues, divisions and extensions in respect of the U.S. Part I Patents.

In the event ASSIGNEE assigns to a third party one or more of the U.S. Part I Patents, ASSIGNOR agrees that its obligation in Clause 2.7 of the IPTLA to cooperate for a reasonable time after the Effective Date, at the expense and request of ASSIGNEE, and subject to the reasonable availability in ASSIGNOR of necessary expertise, in activities (not involving legal advice) undertaken by or for ASSIGNEE in connection with the filing, prosecution and/or maintenance of such U.S. Part I Patents, may be extended to such third party

The assignment of each of the patents listed in the Part I Patents shall be construed as separable and divisible from the assignment of every other patent. The unenforceability or invalidity of this Agreement with respect to any one of the patents shall not limit its enforceability or validity, in whole or in part, with respect to any other patent.

This Agreement shall inure to the benefit of ASSIGNEE and its successors, assigns and nominees.

This Agreement may be signed in one or more counterparts, each of which shall be an original and all of which shall be considered one and the same agreement, and shall become effective when one or more such counterparts have been duly signed by an duly authorised representative of each party and received by the other party.

AS WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed in duplicate at the places and on the dates indicated below.

Signed at                     , this 28th day of February, 2001.

For SHELL OIL COMPANY

/s/ Illegible
Attorney-in-fact

Signed at                     , this 28th day of February, 2001.

For SHELL ELASTOMERS LLC

/s/ Illegible
Attorney-in-fact

AS WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed in duplicate at the places and on the dates indicated below.

Signed at                     , this      day of             , 2001.

For SHELL OIL COMPANY

Signed at                     , this      day of             , 2001.

For SHELL ELASTOMERS LLC

/s/ Illegible

PART I

STATUS CODES

1.	B	: Basic

2.	C	: Corresponding

3.	G	: Granted

4.	Empty	: Pending application

CASE				B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE HOT MELT PRESSURE SENSITIVE POSITIONING ADHESIVE (III)

TH1471	USA	P	02	C	SOC	N

APPENDIX 8

PART II (U.S.) PATENT ASSIGNMENT

This AGREEMENT, having an effective date of February 28, 2001 (“the Effective Date”) is made by and between:

Shell Oil Company, a company incorporated under the laws of the State of Delaware and having its registered office at One Shell Plaza, 910 Louisiana Street, Houston, Texas 77002 (hereinafter referred to as “ASSIGNOR”);

and

Shell Elastomers LLC, a company incorporated under the laws of the State of Delaware and having its registered office at One Rockefeller Plaza, 32nd Floor, New York, New York 10020 (hereinafter referred to as “ASSIGNEE”).

WHEREAS, ASSIGNOR and ASSIGNEE have entered into the Intellectual Property Transfer and Licence Agreement having an effective date of February 28, 2001 (“the IPTLA”),

WHEREAS, pursuant to the IPTLA, ASSIGNOR agreed to assign those United States (“U.S.”) patents and/or patent applications which are set out in the attachment hereto with a heading of “Part II” (“the Part II Patents”) to ASSIGNEE, and ASSIGNEE agreed to grant back to ASSIGNOR certain licenses under the Patents;

NOW, THEREFORE, for good and valuable consideration the receipt of which is hereby acknowledged, ASSIGNOR does hereby assign, effective as of the Effective Date, to ASSIGNEE:

(1) All of ASSIGNOR’s right, title and interest in and to the U.S. Part II Patents, subject to the grant back of licenses by ASSIGNEE to ASSIGNOR pursuant to a separate Patent License Agreement between ASSIGNOR and ASSIGNEE, also effective as of the Effective Date, which provide for:

(a) an irrevocable, transferable, fully paid-up, exclusive licence, subject to the rights of third parties, with all rights to grant sub-licences, to practise outside the Elastomers Field under the U.S. Part II Patents and to conduct research and development in support thereof, and

(b) irrevocable, fully paid-up, perpetual, non-exclusive licences in the Elastomers Field under the U.S. Part II Patents with the right to grant sub-licenses to:

(i) blend Products with epoxy resins and/or polyesters and use and sell such blends, and conduct research and development in support of such activities;

(ii) manufacture, use and sell refinery products including fuels, lubricants, bituminous compositions and chemical feedstocks, and conduct research and development in support thereof, and

(iii) use and sell Products in connection with operations for the exploration for and production of oil, gas and other minerals, and conduct research and development in support thereof,

wherein the definitions of Products and Elastomers Field are set out in the attachment hereto with a heading of “Definitions”;

(2) The sole right to sue at law or in equity for any infringement, impairment or other unauthorized use or conduct in derogation of the U.S. Part II Patents in the Elastomers Field occurring after the Effective Date, including the right to receive all proceeds and damages therefrom; and

(3) The right to obtain re-examinations, reissues, divisions and extensions in respect of the U.S. Part II Patents.

In the event ASSIGNEE assigns to a third party one or more of the U.S. Part II Patents:

(1) ASSIGNOR agrees that its obligation in Clause 2.7 of the IPTLA to cooperate for a reasonable time after the Effective Date, at the expense and request of ASSIGNEE, and subject to the reasonable availability in ASSIGNOR of necessary expertise, in activities (not involving legal advice) undertaken by or for ASSIGNEE in connection with the filing, prosecution and/or maintenance of such U.S. Part II Patents, may be extended to such third party; and

(2) ASSIGNEE agrees to impose on such third party an obligation to notify ASSIGNOR of any intention of such third party not to continue to prosecute or maintain any of the U.S. Part II Patents and, as set forth in Clause 2.13 of the IPTLA, at ASSIGNOR’S request, to assign to ASSIGNOR (or its designee) the rights of such third party in such U.S. Part II Patents, provided that such third party shall have an irrevocable, fully paid-up, world-wide, non-exclusive licence, with the right to grant sub-licences, to make, have made, use, sell and distribute Products in the Elastomers Field under such U.S. Part II Patents.

The assignment of each of the patents listed in the Part II Patents shall be construed as separable and divisible from the assignment of every other patent. The unenforceability or invalidity of this Agreement with respect to any one of the patents shall’ not limit its enforceability or validity, in whole or in part, with respect to any other patent.

This Agreement shall inure to the benefit of ASSIGNEE, its successors, assignees and nominees.

This Agreement may be signed in one or more counterparts, each of which shall be an original and all of which shall be considered one and the same agreement, and shall become effective when one or more such counterparts have been duly signed by an duly authorised representative of each party and received by the other party.

AS WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed in duplicate at the places and on the dates indicated below.

Signed at Houston, TX USA, this 28th day of February, 2001.

For SHELL OIL COMPANY

/s/ Illegible
Attorney in Fact

Signed at Houston, TX USA, this 28th day of February, 2001.

For SHELL ELASTOMERS LLC

/s/ Illegible
Attorney in Fact

AS WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed in duplicate at the places and on the dates indicated below.

Signed at                     , this      day of             , 2001.

For SHELL OIL COMPANY

Signed at                     , this      day of             , 2001.

For SHELL ELASTOMERS LLC

/s/ Illegible

DEFINITIONS

“Products” means:

(a) block copolymers having at least one styrene polymer block and at least one isoprene and/or butadiene polymer block (wherein any one of theses blocks may be random or tapered blocks of styrene, isoprene and/or butadiene), having a total polystyrene content in the range of from 2% by weight to less than 90% by weight and a total number average molecular weight of at least 35,000 g/mol, or in the case of radial or star polymers an arm number average molecular weight of at least 20,000 g/mol, as determined by gel permeation chromatography using polystyrene calibration standards, which block copolymers have been prepared by anionic polymerisation;

(b) hydrogenated block copolymers prepared by at least partly hydrogenating the isoprene and/or butadiene polymer block(s) of the block copolymers of (a);

(c) functionalised hydrogenated block copolymers prepared by grafting at least 0.1% by weight of a dicarboxylic acid compound, or a derivative thereof, onto a hydrogenated block copolymer of (b) or an unhydrogenated block copolymer of (a);

(d) non-thermoplastic polyisoprene rubber, prepared by anionic polymerisation of isoprene;

(e) blends of copolymers of (a), (b), or (c) with up to 50% by weight of a plasticizer;

(f) polymers of isoprene and/or butadiene, and optionally styrene, having a total number average molecular weight of less than 35,000 g/mol, or in the case of radial or star polymers an arm number average molecular weight of more than 1,000 g/mol and less than 20,000 g/mol, as determined by gel permeation chromatography using polystyrene calibration standards, which polymers have been prepared by anionic polymerisation;

(g) hydrogenated polymers prepared by at least partly hydrogenating the butadiene and/or isoprene in the polymers of (f);

(h) optionally hydrogenated polymers of (f) containing terminal functionality (including, but not limited to, hydroxy, carboxy, or amino groups or acrylated or glycidated derivatives thereof, fluorine, or ethylene oxide groups) and/or containing epoxy groups resulting from epoxidation of part or all of the olefinic unsaturation present in the polymers, or containing acid derivatives of such epoxy groups;

(i) star (i) polyisoprene homopolymers and (ii) block copolymers with polyisoprene blocks and polybutadiene blocks, where (i) or (ii) may contain up to 10% by weight of polystyrene and have a total number average molecular weight of at least 20,000 g/mol, as determined by gel permeation chromatography using polystyrene calibration standards, which homo- and block copolymers have been prepared by anionic polymerisation, and which star homopolymers and block copolymers have been hydrogenated;

(j) compounds of (a), (b), and/or (c) with polyolefins, polyphenylene oxide, polycarbonate, polybutylene terephthalate, polystyrene, or ethylene vinylacetate and non-polymeric components including tackifiers, fillers, and oil, wherein (a), (b) and (c) comprise at least 40% by weight of the total polymer in the compound and the Shore D hardness of the compound is no more than 60;

(k) polyurethanes based on polyols falling within the definition of (h);

(l) randomly polymerised styrene butadiene rubbers having a glass transition temperature of less than 0C, wherein any homopolystyrene blocks have a molecular weight of less than 3,000 g/mol, which styrene butadiene rubbers are manufactured by anionic polymerisation;

(m) block copolymers having at least one isoprene block and at least one butadiene block having a 1,2 vinyl content of less than 15%, or block copolymers having at least one butadiene block having a 1,2 vinyl content of less than 15% and a butadiene block having a 1,2 vinyl content of more than 25%, and a total number average molecular weight of at least 35,000 g/mol, or in the case of radial or star polymers an arm number average molecular weight of at least 20,000 g/mol, as determined by gel permeation chromatography using polystyrene calibration standards, which block copolymers have been prepared by anionic polymerisation and which block copolymers have been hydrogenated;

(n) block copolymers having at least one polysiloxane block and at least one other block which may be a polystyrene block or a polyethylene block which block copolymers have been prepared by anionic polymerisation;

(o) any polymer, polymer-containing compound or blend corresponding to (a) through (n), wherein the polymer has been prepared by anionic polymerisation from other conjugated diene monomers and/or other vinyl aromatic hydrocarbon monomers and/or containing other functional groups;

(p) block copolymers having at least one conjugated diene block and optionally a vinyl aromatic hydrocarbon block and at least one block of another anionically polymerisable monomer such as acrylic monomers or ethylene which block copolymers have been prepared by anionic polymerisation;

(q) block copolymers (a) through (p), wherein the polystyrene block has been hydrogenated;

(r) latex made from (a), (b) or (d); and

(s) polyisoprene as described in (d), but made with Ziegler-Natta catalysts.

“Elastomers Field” means the manufacture, use or sale of Products, including research and development in support thereof, provided, however, in respect of any and all Products, Elastomers Field excludes:

(a) use and/or sale of (and research and development in support thereof for) Additives and intermediates ultimately intended for use in manufacturing Additives,

(b) manufacture of (and research and development in support thereof for) Additives and intermediates ultimately intended for use in manufacturing Additives, for any purpose other than sale to designees of SIRM (“Shell Internationale Research Maatschappij B.V.”) or SOC (“Shell Oil Company”) or its designees;

(c) preparation, use and sale of blends of any of Products, in a total amount up to 25 percent by weight basis the total blend, with linear CO/olefin polymers in which CO/olefin polymers monomer units originating from carbon monoxide alternate with olefinic monomer units originating from ethene and optionally one or more further linear aliphatic alpha-olefins of up to 20 carbon atoms, which CO/olefin polymers have a crystalline melting point of at least 150C and a limiting viscosity number of at least 0.6 dl/g, measured in m-cresol at 60C, and research and development in support of such preparation, use or sale of such blends;

(d) use and/or sale of Products (and research and development in support thereof) as components of bituminous compositions other than compositions developed by the Elastomers Business based on specific Products or derivatives of Products; provided, however, that this exclusion (d) does not apply to the use and/or sale of Products (and research and development in support thereof) as components of any bituminous compositions containing disulphide compatibilizing agents; and

(e) manufacture, use and/or sale of (and research and development in support thereof for) particles of styrene or alkyl-substituted styrene homopolymers and particles of copolymers containing at least 90 percent by weight styrene or alkyl-substituted styrene and up to 10 percent by weight of another vinyl monomer, which particles are prepared by adiabatic anionic polymerisation in an extruder with the aid of alkali metal initiators.

“Additives” means components and compositions intended for use in any one or more of the following applications:

(a)	formulating finished lubricants or lubricant additive packages of any kind;

(b)	formulating finished fuels or fuel additive packages of any kind;

(c)	formulating hydraulic fluids;

(d)	formulating power transmission fluids;

(e)	dewaxing lube oil; and

(f)	transporting crude oil.

PART II

STATUS CODES

1.	B	: Basic

2.	C	: Corresponding

3.	G	: Granted

4.	Empty	: Pending application

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Tri-phosphite type coupling agent

K0545	USA		C	SOC	G	16/01/1984	571322	03/09/1985	4539136

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Novel structure modifiers for anionic polymerisation

K0549	USA		C	SOC	G	17/08/1984	641637	23/07/1985	4530985

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Solution-SBR for tyre treads

K1634	USA	03	C	SOC	G	23/11/1984	674188	17/03/1987	4650831

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Solution-SBR having a styrene-rich tail

K1635	USA	04	C	SOC	G	09/06/1988	204387	14/08/1990	4948849

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE

K4093	USA		B	SOC	G	10/08/1981	291215	25/05/1982	4331581

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Multifunctional coupling agent

K4465	USA		B	SOC	G	15/06/1981	274111	12/04/1983	4379891

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE

K4473	USA	02	B	SOC	G	29/04/1985	728002		4556464

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Polymer blend composition

K4528	USA		B	SOC	G	16/11/1981	321647	22/03/1983	4377647

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Coupling process

K4529	USA		B	SOC	G	26/05/1982	382019	04/10/1983	4408017

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE

K4588	USA		B	SOC	G	29/06/1983	508776	16/04/1985	4511696

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE

K4621	USA		B	SOC	G	23/12/1982	452589	23/08/1983	4400478

2

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE High heat metal polymer laminate

K4626	USA		B	SOC	G	07/09/1984	648099	22/07/1986	4601941

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Roofing Shingle

K4639	USA		B	SOC	G	23/12/1982	452595	20/09/1983	4405680

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Polymer blend compositions

K4643	USA		B	SOC	G	08/06/1983	502407	15/01/1985	4493919

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE

K4656	USA		B	SOC	G	23/11/1984	673978	17/06/1986	4595749

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Block copolymer grafting process

K4668	USA	B	B	SOC	G	24/08/1989	398298	02/10/1990	4960831

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE

K4669	USA		B	SOC	G	16/08/1985	766215	08/11/1988	4783503

3

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Functionalized polymers and process for modifying unsaturated polymers

K4676	USA	A	B	SOC	G	27/03/1989	329059	13/11/1990	4970265

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Polymer Blend Composition

K4739	USA		B	SOC	G	29/05/1984	614364	01/01/1985	4491648

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE

K4774	USA		B	SOC	G	31/08/1984	646391	25/03/1986	4578429

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Anionic polymerization process

K4777	USA		B	SOC	G	23/07/1985	758182	16/08/1988	4764572

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Polymer concrete compositions

K4789	USA		B	SOC	G	30/09/1985	782748	12/04/1988	4737538

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE High performance rubber compositions

K4790	USA	N	B	SOC	G	21/07/1988	222385	21/11/1989	4882378

4

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Impact resistant blends of thermoplastic polyamides and modified block copolymers

K4800	USA	A	B	SOC	G	20/06/1994	262192	09/04/1996	5506299

K4800	USA	O	B	SOC	G	02/04/1992	863370	06/12/1994	5371141

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE

K4801	USA		B	SOC	G	16/08/1985	766216	10/01/1989	4797447

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Impact resistant blends of thermoplastic polyesters and modified block copolymers

K4802	USA	O	B	SOC	G	31/03/1992	860125	25/01/1994	5281663

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Block copolymer and method of preparing same

K4806	USA		B	SOC	G	29/09/1987	102465	25/07/1989	4851474

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Method for separating metal contaminants from organic polymers

K4818	USA		B	SOC	G	29/10/1987	113976	12/02/1991	4992529

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Sealant composition

K4836	USA		B	SOC	G	28/02/1986	835090	08/11/1988	4783504

5

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
K4845	USA	A	B	SOC	G	16/05/1988	194670	06/02/1990	4898914

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Elastomer comprising at least one conjugated olefin group and method of making same

K4852	USA		B	SOC	G	31/12/1986	948336	13/06/1989	4839431

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Modified polyester, methods of preparing same and compositions comprising said modified polyester

K4853	USA		B	SOC	G	31/12/1986	948374	04/10/1988	4775718

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Elastomeric fibers, structures fashioned therefrom and elastomeric films

K4868	USA	02	B	SOC	G	20/08/1987	087477	09/01/1990	4892903

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Low smoke modified polypropylene insulation compositions.

K4869	USA		B	SOC	G	30/12/1985	814705	11/11/1986	4622352

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE

K4892	USA		B	SOC	G	23/12/1985	812423	02/02/1988	4722974

6

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE

K4893	USA		B	SOC	G	23/12/1985	812424	18/08/1987	4687815

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Benzocyclobutene-functionalized block copolymers

K4894	USA		B	SOC	G	28/07/1989	386161	06/11/1990	4968754

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Benzocyclobutenealkyl functionalized elastomers

K4900	USA		B	SOC	G	09/05/1989	349547	18/12/1990	4978721

K4900	USA	02	B	SOC	G	27/07/1990	558369	29/01/1991	4988770

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Modified block copolymer/oil blends

K4922	USA		B	SOC	G	15/03/1990	493603	26/03/1991	5002997

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Blends of SBR copolymers having constant styrene content

T0280	USA		C	SOC	G	11/10/1988	255240	30/07/1991	5036138

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Carbonylation of unsaturated rubbers with Pd catalysts

T0328	USA	A	C	SOC	G	12/01/1990	464467	13/11/1990	4970266

7

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Low molecular weight poly(alkylene) and hydrogenated poly(vinyl aromatic/conjugated diene) block copolymer containing compositions.

T0846	USA		C	SOC	G	23/10/1992	965302	11/01/1994	5278220

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Thermoplastic rubbers in dry blend roadmarking paint compositions

T0849	USA		C	SOC	G	31/01/1992	829184	25/05/1993	5213439

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Styrenic block copolymer formulation extended with high molecular weight polyalkenes for floor-covering.

T0869	USA	N	C	SOC	G	26/09/1997	938434	26/01/1999	5863978

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Vinyl aromatic block copolymers being highly sensitive to radiation curing and compositions containing them

T0876	USA		C	SOC	G	04/06/1993	072211	05/04/1994	5300582

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
T0884	USA		C	SOC	G	04/06/1993	072210	04/05/1999	5900455

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Preparation of random solution copolymers

T1113	USA		C	SOC	G	15/08/1990	567843	09/08/1994	5336737

8

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Block copolymer of polyakylene and halogenated polystyrene

T1248	USA	R	B	SOC	G	13/03/1995	432109	30/07/1996	RE035308

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Anionic polymerization catalyst composition

T1302	USA		C	SOC	G	24/05/1990	527922	26/02/1991	4996273

T1302	USA	A	C	SOC	G	26/10/1990	604049	12/11/1991	5064800

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE A process for the preparation of linear polymers which comprises

T1731	USA		C	SOC	G	28/05/1992	889346	07/12/1993	5268429

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Preparation of structure-modified conjugated diene based copolymers

T1732	USA		C	SOC	G	04/06/1992	894137	16/03/1993	5194535

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE A process for making styrenic block copolymer blends, comprising double initiation.

T1883	USA		C	SOC	G	09/03/1994	208414	11/04/1995	5405903

9

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Removal of hydrogenation catalyst from polymer solutions by trialkyl aluminum precipitation

T2560	USA		B	SOC	G	07/12/1992	986191	25/01/1994	5281696

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Grafted polymers having reactive groups at the base

T3052	USA		B	SOC	G	08/12/1993	163809	14/03/1995	5397841

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Hydrogenation of unsaturation in low molecular weight diene polymers

T3058	USA		B	SOC	G	31/10/1991	785715	24/11/1992	5166277

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Sequentially polymerized styrene-isoprene-styrene block copolymer adhesive composition

T3073	USA		B	SOC	G	29/07/1991	737118	07/09/1993	5242984

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Torchable roll roofing membrane

T3074	USA		B	SOC	G	20/09/1991	763463	03/05/1994	5308676

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Radiation cured adhesive composition

T3076	USA		B	SOC	G	29/06/1993	084684	21/06/1994	5322895

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Asphalt acrylic monomer-containing polymer composition

T3082	USA		B	SOC	G	18/03/1992	853564	23/02/1993	5189083

T3082	USA	02	B	SOC	G	28/07/1992	920693	25/05/1993	5214082

10

CASE		B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Low temperature toughening of polycarbonates with a modified block copolymer

T3093	USA	B	SOC	G	04/11/1991	787448	29/12/1992	5175212

CASE		B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Coupling to Produce Inside-Out star Polymers With Expanded Cores.

T3106	USA	B	SOC	G	19/12/1995	574795	30/06/1998	5773521

CASE		B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Selective hydrogenation of conjugated diolefin polymers

T3108	USA	B	SOC	G	20/12/1991	811219	22/12/1992	5173537

CASE		B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Fixed bed hydrogenation of low molecular weight polydiene polymers

T3118	USA	B	SOC	G	18/06/1993	080044	03/01/1995	5378767

11

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Programmed Addition of Heavy Ethers For Microstructure Control of Diene Polymers.

T3125	USA	02	B	SOC	G	12/03/1997	08/820404	18/08/1998	5795944

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Process for making submicron stable latexes of block coplymers

T3129	USA	02	B	SOC	G	23/03/1993	035870	09/08/1994	5336712

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Very fine stable dispersion of block copolymers

T3130	USA		B	SOC	G	08/05/1992	880946	08/03/1994	5292795

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Hydroxyl functional derivatives of epoxidized diene block copolymers and process for making them

T3131	USA		B	SOC	G	03/04/1992	863580	07/09/1993	5242989

T3131	USA	A	B	SOC	G	16/04/1993	049691	16/11/1993	5262496

T3131	USA	B	B	SOC	G	16/04/1993	049687	08/02/1994	5284901

T3131	USA	C	B	SOC	G	16/04/1993	049682	23/11/1993	5264480

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Asphalt amine functionalized polymer composition

T3137	USA		B	SOC	G	06/11/1992	972401	11/01/1994	5278207

T3137	USA	A	B	SOC	G	12/08/1993	105549	21/06/1994	5322867

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Capping of anionic polymers with oxetanes

T3139	USA		B	SOC	G	23/11/1993	157785	21/02/1995	5391637

T3139	USA	A	B	SOC	G	06/10/1994	319398	23/05/1995	5418296

12

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Selective hydrogenation of conjugated diolefin polymers with tebbe’s reagent

T3142	USA		B	SOC	G	07/12/1992	986200	14/09/1993	5244980

T3142	USA	A	B	SOC	G	16/04/1993	049689	02/08/1994	5334566

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Multifunctional Initiator From Devinylsilane.

T3147	USA		B	SOC	G	21/03/1996	620112	25/02/1997	5605991

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Liquid star polymers having terminal hydroxyl groups

T3154	USA	O	B	SOC	G	01/08/1995	510022	14/01/1997	5594072

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Low temperature toughening of polyesters with a modified block copolymer

T3157	USA		B	SOC	G	30/12/1992	998206	05/04/1994	5300567

13

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Star block copolymers of vinyl aromatic hydrocarbons and polydimethylsiloxane and method of synthesis

T3174	USA		B	SOC	G	23/12/1992	996285	04/01/1994	5276095

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Method of synthesis of block copolymers of vinyl aromatic hydrocarbons and polydimethylsiloxane

T3175	USA		B	SOC	G	15/12/1992	990587	22/03/1994	5296574

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Improved process for making block copolymers of vinyl aromatic hydrocarbons and/or conjugated dienes and polydimethylsiloxane

T3177	USA		B	SOC	G	15/12/1992	990913	25/01/1994	5281666

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Thermoplastic block copolymer films

T3188	USA	N	B	SOC	G	12/10/1993	134498	21/06/1994	5320899

14

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Hydroxyl functional derivatives of epoxidized diene block copolymers and process for making them (II).

T3201	USA		B	SOC	G	03/04/1992	863648	05/04/1994	5300586

T3201	USA	A	B	SOC	G	24/03/1994	217517	18/10/1994	5356975

T3201	USA	B	B	SOC	G	24/03/1994	217472	18/10/1994	5356974

T3201	USA	C	B	SOC	G	24/03/1994	217470	18/10/1994	5356969

T3201	USA	D	B	SOC	G	24/03/1994	217397	18/10/1994	5356970

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Water-based emulsions and dispersions of bitumen modified with a functionalized block copolymer

T3202	USA		B	SOC	G	18/03/1992	853645	18/05/1993	5212220

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Radiation cured conjugated diene block copolymer compositions

T3212	USA		B	SOC	G	18/06/1993	079478	16/07/1996	5536772

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Solvent-Free laminating adhesive composition

T3224	USA		B	SOC	G	06/04/1993	043428	28/02/1995	5393818

T3224	USA	A	B	SOC	G	23/01/1995	337714	14/05/1996	5516824

T3224	USA	B	B	SOC	G	04/01/1996	582858	24/06/1997	5641823

15

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Color stable coupled diene polymers and hot melt adhesives containing them

T3227	USA		B	SOC	G	01/06/1992	891616	30/11/1993	5266649

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Butadiene polymers having terminal functional groups

T3229	USA		B	SOC	G	31/08/1992	938917	28/02/1995	5393843

T3229	USA	A	B	SOC	G	15/09/1994	306552	11/04/1995	5405911

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Method for producing statistically coupled asymmetric radial polymers

T3242	USA		B	SOC	G	10/11/1993	150929	29/08/1995	5446093

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Method for preparing asymmetric radial copolymers

T3244	USA		B	SOC	G	09/11/1993	149598	29/11/1994	5369175

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Adhesives containing vinyl aromatic hydrocarbon/diene/acrylic monomer block copolymers

T3245	USA		B	SOC	G	15/04/1994	228239	04/04/1995	5403658

CASE		B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Process for making submicron stable latexes of block copolymers

T3248	USA	B	SOC	G	20/07/1993	094591	16/11/1999	5985979

16

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Removal of alkali metal methoxide catalyst residue from hydroxy-terminated conjugated diene polymers

T3249	USA		B	SOC	G	06/07/1993	087646	16/08/1994	5338824

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Randomly epoxidized small star polymers

T3250	USA		B	SOC	G	19/06/1992	901349	21/09/1993	5247026

T3250	USA	B	B	SOC	G	03/05/1994	237497	27/06/1995	5428114

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Solvent-free water-based emulsions of anionically polymerized

T3261	USA	02	B	SOC	G	24/05/1993	066598	25/10/1994	5358981

T3261	USA	N	B	SOC	G	20/02/1996	603490	18/03/1997	5612407

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE A method for producing asymmetric radial polymers

T3280	USA		B	SOC	G	27/05/1994	250409	05/09/1995	5447995

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Core functionalized star block copolymers

T3281	USA		B	SOC	G	10/11/1994	336965	24/10/1995	5461116

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE A method for producing asymmetric radial polymers

T3283	USA		B	SOC	G	30/05/1995	453039	03/09/1996	5552493

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Improved heterogeneous hydrogenation catalysts with reduced olefin isomerization

T3309	USA	A	B	SOC		08/02/1996	597373

17

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Photopolymerizable recording composition for water-washable printing plates containing a water-dispersible elastomeric polymer blend

T3310	USA		B	SOC	G	23/06/1994	264822	06/06/1995	5422225

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Impact resistant blends of thermoplastic polyesters and modified block copolymers

T4017	USA	N	B	SOC	G	15/02/1989	311009	04/09/1990	4954568

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Laminated structure

T4040	USA		B	SOC	G	21/12/1987	135909	19/09/1989	4868057

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Color stable hot melt adhesive.

T4073	USA		B	SOC	G	19/12/1986	943403	30/05/1989	4835200

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Encapsulated assemblage and method of making

T4074	USA		B	SOC	G	16/10/1986	919919	07/06/1988	4749430

CASE		B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Modified block copolymers

T4081	USA	B	SOC	G	30/07/1987	079380	19/09/1989	4868245

CASE		B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Modified block copolymers

T4098	USA	B	SOC	G	01/02/1988	150579	21/11/1989	4882384

18

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Radiation curable polymer composition

T4109	USA	N	B	SOC	G	12/10/1989	420716	14/04/1992	5104921

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Polymeric composition

T4128	USA		B	SOC	G	24/11/1987	124644	22/08/1989	4859737

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Selective hydrogenation process

T4195	USA		B	SOC	G	05/11/1987	116981	07/11/1989	4879349

T4195	USA	02	B	SOC	G	20/10/1989	424798	19/03/1991	5001199

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Method for hydrogenating functionalized polymer and products thereof

T4221	USA		B	SOC	G	22/09/1988	247835	13/11/1990	4970254

19

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Method of grafting silane compounds to block copolymers

T4239	USA		B	SOC	G	22/12/1987	136622	18/04/1989	4822857

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Functionalized vinyl aromatic/conjugated diolefin block copolymer and salt of fatty acid compositions

T4286	USA	N	B	SOC	G	25/11/1991	796881	08/06/1993	5218033

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Polymer composition

T4295	USA		B	SOC	G	06/04/1990	505373	08/06/1993	5218044

T4295	USA	B	B	SOC	G	27/05/1994	248840	04/02/1997	5599879

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Selectively sulfonated block copolymer/extender resin blends

T4297	USA	N	B	SOC	G	10/10/1995	541570	14/05/1996	5516831

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE High impact resistant blends of thermoplastic polyesters and modified block copolymers

T4301	USA		B	SOC	G	05/02/1988	152706	19/09/1989	4868243

20

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE High impact resistant blends of thermoplastic polyamides and modified diblock copolymers

T4304	USA		B	SOC	G	22/12/1988	288366	29/01/1991	4988765

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE High impact resistant blends of thermoplastic polyamides and modified diblock copolymers

T4305	USA		B	SOC	G	22/12/1988	288353	08/01/1991	4983673

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Tie layer composition and laminated structures containing same

T4330	USA		B	SOC	G	30/12/1987	139549	06/02/1990	4898784

T4330	USA	N	B	SOC	G	25/06/1990	542687	04/06/1991	5021113

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Impact resistant blends of polar thermoplastic polymers and modified block copolymers

T4336	USA		B	SOC	G	31/12/1987	140076	06/03/1990	4906687

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Functionalized elastomeric polymers

T4533	USA		B	SOC	G	30/03/1990	503412	27/04/1993	5206300

21

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Thermoplastic block copolymer films

T4587	USA		B	SOC	G	22/08/1989	397072	11/12/1990	4977014

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Water repellent fabrics

T4620	USA	A	B	SOC	G	28/10/1991	783670	17/11/1992	5164253

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Elastomeric film compositions

T4629	USA		B	SOC	G	16/08/1989	394611	13/11/1990	4970259

T4629	USA	A	B	SOC	G	23/07/1990	556675	26/11/1991	5068138

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Asphalt-block copolymer-roofing composition

T4663	USA		B	SOC	G	16/07/1990	553042	24/09/1991	5051457

T4663	USA	04	B	SOC		06/06/1991	711428

T4663	USA	J	B	SOC	G	19/12/1991	810547	02/06/1992	5118733

T4663	USA	K	B	SOC		29/01/1992	827528

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Elastomer modified epoxy resin coating compositions.

T4664	USA		B	SOC	G	30/03/1990	503343	19/05/1992	5115019

22

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Plasticizers for salt functionalized polyvinyl aromatics.

T4668	USA		B	SOC	G	14/02/1990	479898	14/02/1995	5389711

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Removal of hydrogenation catalyst from polymer solutions by contact with silicates

T4673	USA		B	SOC	G	23/11/1990	617224	14/04/1992	5104972

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Removal of hydrogenation catalyst from polymer solutions buy catalyzed precipitation

T4720	USA		B	SOC	G	14/06/1990	537738	18/05/1993	5212285

T4720	USA	02	B	SOC	G	23/11/1990	617225	18/02/1992	5089541

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Rubber modified epoxy resin-curative system

T4725	USA		B	SOC	G	29/01/1990	471456	23/11/1993	5264503

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Styrene-Isoprene-styrene block copolymer composition for low viscosity high temperature hot melt adhesives

T4761	USA	02	B	SOC	G	11/04/1990	510905	02/06/1992	5118762

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Adhesive for multipacks

T4762	USA		B	SOC	G	28/09/1992	952372	19/07/1994	5331038

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Process to blend polyamides and functionalized elastomers and blends prepared by this method.

T4770	USA	N	B	SOC	G	18/06/1992	887566	07/09/1993	5242975

23

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Thermoplastic elastomers

T4792	USA		B	SOC	G	21/05/1990	525812	16/03/1993	5194510

T4792	USA	A	B	SOC	G	07/10/1992	957494	11/01/1994	5278245

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Crosslinked epoxy functionalized polydiene block polymers and adhesives

T4797	USA		B	SOC	G	07/10/1991	772172	17/01/1995	5382604

T4797	USA	02	B	SOC	G	29/04/1991	692839	20/07/1993	5229464

T4797	USA	03	B	SOC	G	29/06/1993	084683	21/03/1995	5399626

T4797	USA	04	B	SOC		13/12/1994	354704

T4797	USA	B	B	SOC	G	18/06/1993	080045	14/02/1995	5389701

T4797	USA	C	B	SOC	G	30/09/1993	130169	12/09/1995	5449718

T4797	USA	D	B	SOC	G	10/05/1994	241710	13/02/1996	5491193

T4797	USA	N	B	SOC	G	20/12/1996	08/770915	11/11/1997	5686535

24

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Termination of anionic polymerization using hydrogen gas

T4802	USA		B	SOC	G	14/05/1990	522693	01/09/1992	5143990

T4802	USA	02	B	SOC	G	15/04/1991	685111	29/09/1992	5151475

T4802	USA	03	B	SOC	G	17/08/1992	929747	16/03/1993	5194530

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Low stress relaxation extrudable elastomeric composition

T4807	USA		B	SOC	G	23/04/1990	513417	03/03/1992	5093422

T4807	USA	A	B	SOC	G	27/09/1991	766373	19/04/1994	5304599

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Melt metalation of block copolymers

T4813	USA	02	B	SOC	G	10/04/1992	866281	04/01/1994	5276101

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Selective hydrogenation of conjugated diolefin polymers

T4816	USA		B	SOC	G	29/05/1990	529807	13/08/1991	5039755

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Removal of group VIII metal catalyst from polymer cements by extraction with aqueous dicarboxylic acid

T4822	USA		B	SOC	G	16/04/1990	515999	17/12/1991	5073621

25

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Block copolymer of polyalkylene and halogenated poly(vinyl aromatic)

T4840	USA	A	B	SOC	G	17/02/1995	394528	20/08/1996	5548030

T4840	USA	B	B	SOC	G	17/02/1995	394529	27/05/1997	5633324

T4840	USA	N	B	SOC	G	05/12/1994	349705	17/06/1997	5639830

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Color prevention in titanium catalyzed hydrogenated diene polymers

T4867	USA		B	SOC	G	28/05/1992	889349	07/09/1993	5242961

T4867	USA	A	B	SOC	G	16/04/1993	049685	18/01/1994	5280058

T4867	USA	B	B	SOC	G	16/04/1993	049690	18/01/1994	5280059

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Selective partial hydrogenation of conjugated diolefin polymers

T4872	USA		B	SOC	G	10/08/1992	927904	07/09/1993	5242986

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Selective hydrogenation of conjugated diolefin polymers with rare earth catalysts

T4873	USA		B	SOC	G	13/05/1991	699028	05/01/1993	5177155

26

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Block copolymer dispersions and process to prepare block copolymer dispersions

T4876	USA		B	SOC	G	28/09/1990	590386	09/06/1992	5120765

T4876	USA	A	B	SOC	G	12/12/1991	805770	25/08/1992	5141986

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Depolymerization of conjugated diene polymers

T4885	USA		B	SOC	G	30/10/1991	785114	10/11/1992	5162446

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE One phase melt radial polymer

T4893	USA		B	SOC	G	27/09/1991	766252	30/11/1993	5266648

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Functionalized block copolymers cured with isocyanates

T4912	USA	C	B	SOC		18/04/1995	423438

T4912	USA	E		SOC		30/03/2000	09/538585

T4912	USA	F		SOC		30/03/2000	09/538586

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Process for the reduction of diene polymer hot melt adhesive color

T4913	USA		B	SOC	G	09/09/1991	756666	08/09/1992	5145896

27

CASE		B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Polymers having stable anhydride rings

T4916	USA	B	SOC	G	08/05/1992	880280	08/06/1993	5218053

CASE		B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Butadiene polymers having terminal silyl groups

T4917	USA	B	SOC	G	11/03/1993	029866	09/08/1994	5336726

CASE		B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Low temperature conversion of polymerized esters

T4932	USA	B	SOC	G	21/12/1992	994152	16/08/1994	5338802

CASE		B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Method of removing lithium compounds from a polymer

T4961	USA	B	SOC	G	28/07/1992	920694	15/06/1993	5220100

CASE		B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Asphalt-diene polymer composition with improved adhesion to polar materials

T4963	USA	B	SOC	G	13/05/1991	699022	14/07/1992	5130354

CASE		B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Method for removing a polymerization catalyst

T4965	USA	B	SOC	G	30/10/1991	785579	05/01/1993	5177297

28

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE 100% triblock hydrogenated styrene-isoprene-styrene block copolymer composition adhesives

T4973	USA		B	SOC	G	20/05/1991	703068	11/05/1993	5210147

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Process for making water-based latexes of block copolymers

T4982	USA		B	SOC	G	21/01/1994	184629	24/10/1995	5461104

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Improved process for selective hydrogenation of conjugated doleful polymers

T4998	USA		B	SOC	G	09/09/1991	756392	21/07/1992	5132372

T4998	USA	02	B	SOC	G	01/07/1992	907349	27/04/1993	5206307

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Polystyrene-containing bituminous composition

T5047	USA	N	C	SOC	G	30/12/1988	293532	27/02/1990	4904713

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Protected functional initiators for making terminally functionalized polymers

TH0010	USA		B	SOC	G	22/11/1993	155665	21/02/1995	5391663

TH0010	USA	B	B	SOC	G	05/10/1995	539467	18/03/1997	5612435

29

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Method for producing coupled asymmetric polymers

TH0033	USA		B	SOC	G	10/09/1993	120116	01/11/1994	5360875

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Process for the preparation of random copolymers of conjugated dienes and vinyl aromatic compounds

TH0087	USA		B	SOC		29/06/1993	084685

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Torchable Roll Roofing Composition

TH0090	USA		B	SOC	G	23/02/1994	200256	05/09/1995	5447775

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE High molecular weight low coupled linear Styrene-Isoprene-Styrene Block Copolymer Composition and adhesives made therefrom

TH0103	USA		B	SOC	G	22/02/1994	199401	02/05/1995	5412032

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Use of monohydroxylated polydienes in hydroxyl functional resins

TH0139	USA		B	SOC	G	24/06/1993	082215	03/01/1995	5378761

TH0139	USA	N	B	SOC	G	31/08/1994	298701	10/09/1996	5554691

30

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE A process for improving the color of selectively hydrogenated block copolymers modified with acid compounds or derivatives

TH0141	USA		B	SOC	G	29/07/1993	099022	11/04/1995	5405914

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Improved blends of polystyrene/polypropylene grafted polymers and elasteric block copolymers

TH0144	USA		B	SOC	G	10/11/1993	150936	03/01/1995	5378760

TH0144	USA	A	B	SOC	G	31/08/1994	298628	24/10/1995	5461111

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Alkoxy silyl capping agents for making terminally functionalized polymers

TH0152	USA		B	SOC	G	27/10/1994	330054	26/12/1995	5478899

TH0152	USA	A	B	SOC	G	03/08/1995	510928	20/08/1996	5548025

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Coreactive conjugated diene polymer compositions which phase separate when cured

TH0206	USA		B	SOC	G	12/07/1993	090855	18/10/1994	5356993

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE PROCESS FOR MAKING SUBMICRON STABLE LATEXES OF HYDROGENATED BLOCK COPOLYMERS

TH0208	USA	N	B	SOC	G	30/12/1996	08/775469	18/11/1997	5688856

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Asphalt composition containing epoxidized polymers

TH0209	USA		B	SOC	G	19/08/1994	293355	19/09/1995	5451619

31

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Compatible blends of epoxy resins and epoxidized polydienes

TH0210	USA		B	SOC	G	12/07/1993	090856	26/07/1994	5332783

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Crosslinkable low viscosity star polymer blends

TH0211	USA		B	SOC	G	12/07/1993	090852	29/08/1995	5446104

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Asphalt composition with improved processability

TH0229	USA	02	B	SOC	G	10/10/1996	08/728456	17/02/1998	5718752

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Dissimilar arm asymmetric radial or star block copolymers for adhesives and sealants

TH0252	USA		B	SOC	G	09/11/1993	149595	28/02/1995	5393841

TH0252	USA	02	B	SOC	G	09/11/1994	336632	23/01/1996	5486574

TH0252	USA	C	B	SOC	G	02/10/1995	537482	17/06/1997	5639831

TH0252	USA	D	B	SOC	G	02/10/1995	537498	11/03/1997	5610238

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Low viscosity terminally functionalized isoprene polymers

TH0259	USA		B	SOC	G	01/12/1993	160341	27/12/1994	5376745

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Impact modification of propylene with styrene/isoprene tetrablock copolymers

TH0263	USA	N	B	SOC	G	14/09/1994	305612	20/02/1996	5492967

32

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Concurrent epoxidation and catalyst residue extraction

TH0272	USA		B	SOC	G	16/05/1995	442520	06/08/1996	5543472

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Protected functional initiated polymers capped with low surface energy fluorocarbons

TH0277	USA		B	SOC	G	20/12/1994	359805	23/01/1996	5486568

TH0277	USA	A	B	SOC	G	11/10/1995	540996	13/08/1996	5545691

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Radial hydrogenated block copolymers showing one phase melt behaviour

TH0280	USA	02	B	SOC		21/08/2000	09/643019

33

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Process for producing high diblock content block copolymer compositions

TH0286	USA		B	SOC	G	17/05/1994	245097	30/05/1995	5420203

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Multiblock hydrogenated polymers for adhesives

TH0301	USA	D	B	SOC	G	26/10/1995	548719	06/05/1997	5627235

TH0301	USA	R	B	SOC	G	26/02/1997	08/805599	27/06/2000	RE 36757

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE TOUGHENED BLENDS OF ALPHA POLYAMIDES AND FUNCTIONALIZED BLOCK COPOLYMERS

TH0329	USA	02	B	SOC		27/04/1999	09/300622

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Hydrogenation of polymers

TH0366	USA		B	SOC	G	17/11/1994	340966	23/01/2001	6177521

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE HYDROGENATED ELASTOMER PRIMED POLYOLEFIN FILM

TH0375	USA	N	B	SOC		06/10/1998	08/595094

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE GEL-FREE PROCESS FOR MAKING FUNCTIONALIZED ANIONICALLY POLYMERIZED POLYMERS.

TH0403	USA	02	B	SOC		20/01/1999	09/234335

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Protected functional initiators for making terminally functionalized polymers

TH0404	USA		B	SOC	G	31/03/1994	220804	16/05/1995	5416168

34

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Epoxidized low viscosity rubber toughening modifiers for epoxy resins

TH0418	USA		B	SOC	G	15/04/1994	228324	26/12/1995	5478885

TH0418	USA	A	B	SOC		07/03/1995	399865

TH0418	USA	C	B	SOC		18/04/1995	423436

TH0418	USA	D	B	SOC		18/04/1995	423435

TH0418	USA	N	B	SOC		05/02/1996	596782

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Process for incorporation of epoxidized polydienes into epoxy resins

TH0420	USA	02	B	SOC	G	03/07/1996	08/675746	24/02/1998	5721316

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Novel telechelic polymers are produced by ozonation degradation of diene polymers

TH0422	USA	02	B	SOC		24/11/1999	09/448664

35

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Epoxidized low viscosity rubber toughening modifiers for cycloaliphatic epoxy resins

TH0435	USA		B	SOC	G	15/04/1994	228250	30/05/1995	5420202

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Crosslinkable waterborne dispersions of epoxidized polydiene block copolymers and amino resins

TH0442	USA	A	B	SOC		16/02/1995	389520

TH0442	USA	C	B	SOC	G	02/10/1997	08/942514	29/12/1998	5854314

TH0442	USA	O	B	SOC	G	12/07/1996	08/679164	24/02/1998	5721317

TH0442	USA	P	B	SOC		30/06/1999	08/389521

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Removal of Lithium From Polymer Cements.

TH0449	USA	02	B	SOC		23/05/1996	652070

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Removal of Lithium From Polymer cements

TH0454	USA	02	B	SOC	G	23/05/1996	652261	08/12/1998	5847072

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Removal of Lithium from Polymer Cements

TH0455	USA	02	B	SOC	G	23/05/1996	652260	12/05/1998	5750032

36

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Low viscosity adhesive compositions containing asymmetric radial polymers

TH0461	USA		B	SOC	G	09/11/1994	336458	27/08/1996	5550196

TH0461	USA	A	B	SOC	G	08/05/1995	435067	19/11/1996	5576395

TH0461	USA	B	B	SOC		08/05/1995	435066

TH0461	USA	C	B	SOC	G	12/06/1995	489529	10/09/1996	5554690

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Epoxidized low viscosity rubber toughening modifiers for cycloaliphatic epoxy resins (II)

TH0483	USA		B	SOC	G	18/07/1994	277379	19/03/1996	5499409

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Polyurethane sealants and adhesives containing saturated hydrocarbon polyols

TH0494	USA		B	SOC	G	29/09/1994	315166	23/01/1996	5486570

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Monohydroxylated diene polymers and epoxidized derivatives thereof

TH0504	USA	A	B	SOC		07/03/1995	399864

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Anionically polymerized block copolymers of ethylene and cyclic siloxane monomers

TH0544	USA	02	B	SOC	G	17/04/1996	634078	08/04/1997	5618903

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Epoxidized monohydroxylated rubber toughening modifiers for epoxy resins

TH0575	USA	B	B	SOC	G	05/05/1995	437107	24/10/1995	5461112

37

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Crosslinkable compositions containing epoxidized monohydroxylated diene polymers and amino resins

TH0579	USA	A	B	SOC		10/05/1995	438427

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Polyurethane coatings and adhesives containing monohydroxylated diene polymers and epoxidized derivatives thereof

TH0580	USA		B	SOC	G	11/10/1994	320802	17/10/1995	5459200

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE POLYMERIC COMPOSITIONS

TH0581	USA	02	B	SOC	G	18/03/1998	09/040987	26/10/1999	5973071

38

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Pressure sensitive structural adhesives and sealants based on telechelic/heterotelechelic polymers with dual cure systems

TH0582	USA	02	B	SOC	G	04/03/1999	08/932970	07/09/1999	5948863

TH0582	USA	A	B	SOC	G	12/04/1996	08/631759	24/02/1998	5721318

TH0582	USA	B	B	SOC	G	28/05/1996	08/654463	09/03/1999	5880217

TH0582	USA	C	B	SOC	G	28/05/1996	08/654462	08/09/1998	5804657

TH0582	USA	D	B	SOC	G	18/09/1997	08/932969	08/06/1999	5910541

TH0582	USA	F	B	SOC	G	13/05/1998	09/078336	08/06/1999	5910542

TH0582	USA	N	B	SOC	G	28/08/1995	519885	19/11/1996	5576388

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE INCREASED THROUGHPUT IN THE MANUFACTURE OF BLOCK COPOLYMERS BY REDUCION IN POLYMER CEMENT VISCOSITY THROUGH THE ADDITION OF POLAR SOLVENTS

TH0612	USA	02	B	SOC		06/08/1998	09/130248	13/02/2001	6187873

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Coupling of anionic polymers with trialkoxysilanes having silicon-hydrogen bonds

TH0615	USA	N	B	SOC	G	29/08/1996	08/705032	28/10/1997	5681895

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Use of Polydiene Diols in Thermoplastic Polyurethanes.

TH0616	USA		B	SOC	G	23/06/1995	494639	20/07/1999	5925724

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE

TH0648	USA	N	B	SOC		09/07/1997	890134

39

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Solvent free process for making UV curable adhesives and sealants from epoxidized monohydroxylated diene polymers.

TH0661	USA	02	B	SOC	G	26/04/1996	08/638476	07/07/1998	5776998

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE FUNCTIONALIZED HYDROGENATED ELASTOMER/ENDBLOCK RESIN PRIMER FORMULATION

TH0662	USA	A	B	SOC	G	25/07/1997	08/903252	30/11/1999	5993900

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Fluoro-fnctional polyethylene-polysiloxane block copolymers

TH0674	USA	02	B	SOC		17/11/1999	09/442221

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Fluoro-functional polyethylene-polysiloxane block copolymers

TH0687	USA		B	SOC		30/06/2000	60/215478

40

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Crosslinkable compositions containing epoxidized monohydroxylated diene polymers, amino resins, and reinforcement agents, and a method for preparing them

TH0691	USA		B	SOC	G	17/05/1995	444080	19/03/1996	5500481

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Process for making anionic polymeric Dl-and polyfunctional polymers using protected functional initiators

TH0703	USA	02	B	SOC	G	05/05/1999	09/305491	15/08/2000	6103846

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Solvent free process for making UV curable adhesives and sealants from epoxidized monohydroxylated diene polymers (II)

TH0707	USA	02	B	SOC	G	11/06/1996	665071	25/11/1997	5691414

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE PROCESS FOR MAKING TERMINALLY FUNCTIONALIZED POLYMERS USING PROTECTED FUNCTIONAL INITIATOR

TH0709	USA	02	B	SOC		19/05/1998	09/080998

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Polyphenylene ether/polystyrene blends with improved process ability

TH0735	USA	02	B	SOC	G	08/04/1998	09/056923	02/05/2000	6057401

41

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Low viscosity hot melt disposables adhesive composition

TH0740	USA	02	B	SOC	G	30/08/1996	08/697804	17/02/1998	5719226

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE HIGH 1, 2-CONTENT THERMOPLASTIC ELASTOMER/OIL/POLYOLEFIN COMPOSITION

TH0741	USA	02	B	SOC	G	25/07/1997	08/898001	07/07/1998	5777031

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Low voc, high solids fumigation adhesive composition

TH0742	USA	02	B	SOC	G	11/09/1996	08/712402	03/08/1999	5932648

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Block Copolymers with improved overmoulding adhesion

TH0759	USA		B	SOC	G	26/09/1996	08/721644	19/10/1999	5969034

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Adhesive compositions for skin adhesion and bandages applications

TH0773	USA	02	B	SOC	G	30/09/1997	08/941497	06/04/1999	5891957

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Improved Chemical Curing of Epoxidized diene polymers Using aromatic anhydride curing agents.

TH0788	USA	02	B	SOC	G	10/02/1997	08/797155	21/04/1998	5741856

TH0788	USA	A	B	SOC	G	20/11/1997	08/975417	03/08/1999	5932656

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Modified styrenic block copolymer compounds having improved elastic performance

TH0793	USA	02	B	SOC	G	22/10/1996	08/731902	06/01/1998	5705556

42

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE PROCESS FOR PRODUCING CONJUGATED DIENE DIOLS USING CARBON DIOXIDE

TH0797	USA	02	B	SOC		19/05/1998	09/080999	13/06/2000	6075097

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Crosslinkable Compositions Containing Hydroxyl Terminated Diene Polymers, Amino Resins, And Reinforcing Agents, And a Process For Preparing Them.

TH0799	USA	03	B	SOC	G	13/11/1996	08/748291	12/05/1998	5750627

TH0799	USA	A	B	SOC	G	09/01/1998	09/005238	28/03/2000	6043316

TH0799	USA	B	B	SOC	G	09/01/1998	09/005237	05/10/1999	5962077

TH0799	USA	C	B	SOC	G	09/01/1998	09/005412	29/06/1999	5916941

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Organic polymers containing polyethelene or polystyrene polysiloxane diblock copolymers as melt processing aids

TH0809	USA	02	B	SOC		17/11/1999	09/442220

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE DEPROTECTION WITH MOLTEN SALT

TH0814	USA		B	SOC	G	16/05/1996	648947	02/09/1997	5663250

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Block copolymers with improved overmoulding adhesion

TH0816	USA		B	SOC	G	26/09/1996	08/721128	03/03/1998	5723543

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE High Temperature, Low Viscosity Thermoplastic Elastomer Block Copolymer Compositions.

TH0821	USA		B	SOC		22/03/1996	013949

TH0821	USA	02	B	SOC	G	20/03/1997	08/821138	12/05/1998	5750622

43

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE REMOVAL OF LITHIUM FROM POLYMER CEMENTS

TH0832	USA	02	B	SOC	G	23/05/1996	652084	16/06/1998	5767207

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Polyurethanes having improved moisture resistance

TH0866	USA	0	B	SOC	G	03/03/1999	08/598858	29/08/2000	6111049

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Oil free compounds of styrenic block copolymers amorphorus polyolefins and carbon block

TH0869	USA	02	B	SOC	G	01/08/1997	08/904528	17/10/2000	6133350

44

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE REMOVAL OF HYDROGENATION CATALYST FROM POLYMER SOLUTIONS BY TREATMENT WITH AMMONIA AND CARBON DIOXIDE

TH0893	USA	02	B	SOC		10/08/1999	09/371303

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE NON-AQUEOUS SOLVENT FREE PROCESS FOR MAKING UV CURABLE ADHESIVES AND SEALANTS FROM EPOXIDIZED MONOHYDROXYLATED DIENE POLYMERS (III)

TH0907	USA	02	B	SOC	G	15/04/1997	08/839700	17/11/1998	5837749

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Hydrogenation Catalyst

TH0908	USA		B	SOC		25/08/2000	60/227891

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Melt processable bleach resistant fibers from polyurethane elastomers

TH0912	USA	P	C	SOC	N

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE OIL GEL FORMULATIONS CONTAINING HIGH VINYL CONTENT HYDROGENATED STYRENE-BUTADIENE-STYRENE BLOCK COPOLYMERS

TH0913	USA	02	B	SOC	G	30/07/1997	08/903526	20/07/1999	5925707

45

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Compounded Rubber Compositions

TH0939	USA	02	B	SOC		15/09/1998	09/153609

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE ENHANCED HYDROGENATION CATALYST FROM BLOCK COPOLYMERS BY REDUCTION IN POLYMER CEMENT VISCOSITY BY INCREASING THE VINYL CONTENT OF THE BLOCK COPOLYMERS

TH0946	USA	02	B	SOC		08/06/1998	09/093245

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Improved cast polyurethane elastomers containing low polarity amine curing agents

TH0949	USA	02	B	SOC	G	08/09/1997	08/929174	21/09/1999	5955559

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Polydiene diols in resilient polyurethane foams

TH0958	USA		B	SOC	G	02/10/1996	08/724940	20/01/1998	5710192

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Conversion of sticky elastomeric polymer crumb into pellets without polymer degradation

TH0965	USA	02	B	SOC		06/05/1999	09/306123

46

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Polyurethanes made with polydiene diols, disocyanates and dimer diol chain extender

TH0968	USA	02	B	SOC	G	09/10/1997	08/947918	26/01/1999	5864001

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Epoxidation of partially saturated diene mono-ol polymers utilizing in situ production of peracids

TH0971	USA		B	SOC	G	26/06/2000	60/214097

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE A method for coating crosslinkable epoxidized monohydrogenated diene polymer coating compositions on primed substrates

TH0977	USA	02	B	SOC	G	26/09/1997	08/938289	13/07/1999	5922467

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE EXTRACTION OF METAL RESIDUES FROM POLYMER CEMENTS

TH0986	USA	02	B	SOC	G	18/08/1998	09/135725	28/11/2000	6153727

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE DEPROTECTION OF POLYMERS PREPARED WITH SILYLOXY PROTECTED FUNCTIONAL INITIATORS BY REACTION WITH HYDRIDE REDUCING AGENTS

TH1005	USA	02	B	SOC		24/08/1999	09/379843

47

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Sealant formulations containing high vinyl content hydrogenated styrene-butadiene-styrene block copolymers

TH1009	USA		B	SOC	G	05/03/1997	08/811487	07/07/1998	5777043

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Polyurethane foams of polydiene diols and oil

TH1012	USA	02	B	SOC	G	19/05/1998	09/081558	26/10/1999	5973016

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Polyurethane adhesive foams of polydiene diols and tackifying resin

TH1023	USA	02	B	SOC	G	19/05/1998	09/080997	15/12/1998	5849806

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE WEATHERABLE RESILIENT POLYURETHANE FOAMS

TH1024	USA		B	SOC	G	19/05/1998	09/081559	13/07/1999	5922781

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Deprotection of polymers prepared with silyloxy protected functional initiators by reaction with aqueous fluoroboric acid

TH1032	USA	02	B	SOC		24/01/2000	09/490200

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Thermofusible elastomer compositions

TH1048	USA	02	B	SOC	G	25/11/1998	09/199304	06/06/2000	6072004

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Minimum residence time hydrogenation process for polyisoprene-polybutadiene block copolymers

48

TH1056	USA	02	B	SOC		20/01/1999	09/234336	06/02/2001	6184307

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Novel polyurethane compositions made from hydroxy-terminated polydiene polymers

TH1057	USA	02	B	SOC	G	06/05/1998	09/073666	09/05/2000	6060560

TH1057	USA	A	B	SOC		25/01/2000	09/491017

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE OIL GEL FORMULATIONS CONTAINING POLYETHYLENE-POLYDIMETHYLSILOXANE BLOCK COPOLYMERS DISSOLVED IN POLYDIMETHYLSILOXANE

TH1102	USA	02	B	SOC	G	07/05/1999	09/307284	12/12/2000	6160045

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE OIL GEL FORMULATIONS CONTAINING POLYSTYRENE-POLYDIMETHYLSILOXANE OR POLYETHYLENE-POLYDIMETHYLSILOXANE BLOCK COPOLYMERS DISSOLVED IN SILOXANE MONOMERS

TH1103	USA	02	B	SOC		07/05/1999	09/307285

49

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE OIL GEL FORMULATIONS CONTAINING POLYSILOXANE BLOCK COPOLYMERS DISSOLVED IN HYDROGENATED SILICONE OILS

TH1106	USA	02	B	SOC	G	24/08/1999	09/379842	16/01/2001	6174968

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Production of saturated siloxane polymers from aromatic monomers and/or other aromatic monomers

TH1107	USA	02	B	SOC		17/11/1999	09/441759

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Improved polyethylene-polysiloxane block copolymer release surface composition

TH1108	USA	02	B	SOC		09/09/1999	09/392419

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE A METHOD FOR PRODUCING POLYURETHANE COMPOSITIONS WHICH EXHIBIT A HIGH FLEXURAL RESISTANCE
TH1109	USA	N		SOC		09/05/2000	09/568319

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE A method for producing mixed polyol thermoplastic polyurethane compositions

TH1110	USA	02	B	SOC		01/12/1999	09/451793

50

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE A gel-free process for making hydrogenated functionalized anionically polymerized polymers

TH1145	USA	02	B	SOC		02/03/1999	09/260239

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE PROCESS FOR MAKING HYDROGENATED GEL-FREE FUNCTIONALIZED ANIONICALLY POLYMERIZED POLYMERS

TH1154	USA	02	B	SOC		04/05/1999	09/304915

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE HOT MELT ADHESIVE

TH1172	USA	02	B	SOC		12/03/1999	09/267263

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE METHOD FOR SYNTHESIS OF A DILITHIUM DIISOPROPENYLBENZENE-BASED DIINITIATOR

TH1173	USA	02	B	SOC		30/09/1999	09/409924

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Solventless process for making polysiloxane monomers

TH1217	USA	02	B	SOC		16/11/1999	09/442158

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Freeze-dried polystyrene-polysiloxane foams

TH1220	USA	02	B	SOC	G	16/11/1999	09/442159	24/10/2000	6136872

51

CASE				B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE HIGH PEEL STRENGTH HIGH HOLDING POWER HOT MELT DISPOSABLES ADHESIVE COMPOSITION

TH1221	USA		02	B	SOC		26/08/1999	09/383329

CASE				B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE PRODUCTION OF POROUS DIENE POLYMER PELLETS BY MECHANICAL DRYING

TH1251	USA	P		C	SOC	N

CASE				B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE POLYPROPYLENE RESIN COMPOSITION WITH TAPERED TRIBLOCK COPOLYMER

TH1312	USA		02	B	SOC	G	24/05/1999	09/317009	26/12/2000	6166134

CASE				B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE PROCESS FOR PRODUCING SPECIFIC TAPERED BLOCK COPOLYMER

TH1325	USA		02	B	SOC		07/01/2000	09/479179

CASE				B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Apparatus and method for forming polymer crumb

TH1402	USA			B	SOC		31/05/2000	60/208183

52

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE HOT MELT PRESSURE SENSITIVE POSITIONING ADHESIVE

TH1429	USA	03	B	SOC		22/06/2000	09/599131

TH1429	USA	04	B	SOC		22/06/2000	09/599755

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE UNIFORM INITIATION OF ANIONIC POLYMERIZATION USING ORGANO-SUBSTITUTED ALKALI METAL INITIATORS

TH1431	USA	02	B	SOC		14/03/2000	09/525137

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE HOT MELT PRESSURE SENSITIVE POSITIONING ADHESIVE (III)

TH1471	USA	03	B	SOC		20/06/2000	09/597207

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE High coupling efficiency of styrenic block copolymers using vinyl cyclohexene diepoxide

TH1498	USA		B	SOC		17/04/2000	60/197966

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE REMOVAL OF HYDROGENATION CATALYST FROM POLYMER SOLUTIONA BY TREATMENT WITH ACID AND AMMONIA

TH1511	USA	02	B	SOC		02/03/2000	09/518437

53

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE INCREASED THROUGHPUT IN THE MANUFACTURE OF ANIONIC POLYMERS BY REDUCTION IN POLYMER CEMENT VISCOSITY THROUGH THE ADDITION OF METAL ALKYLS

TH1512	USA	02	B	SOC		29/03/2000	09/537500

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Film Compositions

TH1528	USA		B	SOC		04/10/2000	60/237533

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Formulation for strippable adhesive and coating films

TH1550	USA		B	SOC		03/05/2000	60/201507

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Formulation for strippable adhesive and coating films and high performance adhesives

TH1551	USA	02	B	SOC		17/10/2000	09/690523

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Modified styrenic block copolymer compounds having improved elastic performance

TH1568	USA	02	B	SOC		07/09/2000	09/657015

54

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Non-aqueous solvent-free process for making UV curable adhesives and sealants from epoxidized monohydroxylated diene polymers (IV)

TH1652	USA		B	SOC		27/04/2000	60/199949

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Compositions based on maleated block copolymers crosslinked with aluminum acetylacetanoate

TH1685	USA		B	SOC		01/06/2000	60/208638

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Block copolymer composition, hot melt adhesive composition containing it and process for the preparation thereof

TS0041	USA		C	SOC	G	24/06/1994	265072	24/10/1995	5461095

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Styrenic block copolymers having improved combination of properties such as tensile strength abr. resist. colourstab.

TS0130	USA	A	C	SOC	G	06/11/1995	553947	02/12/1997	5693718

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Preparation of block copolymers, having a maximum melt flow rate, by timing the MVA dosing during full sequential polymerization

TS0139	USA		C	SOC	G	31/03/1995	414842	23/04/1996	5510423

TS0139	USA	A	C	SOC	G	05/01/1996	583241	10/09/1996	5554697

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Product for purification of starting materials for anionic polymerization processes.

TS0167	USA		C	SOC	G	22/09/1995	532121	02/12/1997	5693726

TS0167	USA	A	C	SOC	G	25/06/1997	882274	07/07/1998	5777035

55

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Process for prep. of alpha, o-mega-dilithiopolydienes as diinitiators

TS0169	USA		C	SOC	G	09/05/1995	437738	10/09/1996	5554696

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE BIS (NITROARYL) DISULPHIDES AS COMPATIBILISERS FOR SBS-BITUMEN BLENDS

TS0176	USA	02	C	SOC	G	21/11/1996	08/752987	17/02/1998	5719216

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE TAYLOR MADE STYRENE CONJ. DIENE BLOCK COPOLYMERS FOR BITUMEN BLENDS

TS0233	USA	O	C	SOC	G	30/04/1997	846950	29/12/1998	5854335

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Process for the preparation of alpha.w-dilithiopoly (butadiene) oligomers with activating component

TS0254	USA		C	SOC	G	15/06/1995	491071	12/05/1998	5750055

56

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Process for the manufacture of tailor made six armed asymmetrical radial polymers, having two different block copolymer segment arms.

TS0255	USA		C	SOC	G	15/12/1995	572974	25/11/1997	5691420

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Process for coagulation finishing of polymers.

TS0304	USA		C	SOC	G	29/11/1995	564686	09/09/1997	5665858

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Bituminous Composition

TS0452	USA		C	SOC	G	13/09/1996	08/713708	25/08/1998	5798401

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Carpet tile industry blends of SBS polymers, bitumen and filler

TS0549	USA		C	SOC		14/08/1997	08/911486

TS0549	USA	02	B	SOC	G	23/04/1998	09/065259	19/09/2000	6120913

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Process for hydrogenation of organic substrates

TS0607	USA		C	SOC	G	17/12/1998	09/213785	11/07/2000	6087455

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Process for preparing thermoplastic polyurethane elastomers

TS0706	USA	02	B	SOC		22/11/1999	09/444902

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Washing with weak acid/weak base in KRATON production

TS0736	USA	P	C	SOC	N

57

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Gel-spinning high M.W. KRATON-G

TS6503	USA		C	SOC	G	20/06/1994	262191	23/04/1996	5510072

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Releasable pressure sensitive adhesive composition.

TS6512	USA		C	SOC		22/12/1994	363438

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Free flowing powder composition, process for the preparation thereof and homogeneous layer derived therefrom.

TS6515	USA	A	C	SOC	G	04/12/1995	566651	17/11/1998	5837769

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Block copolymer compositions for manufacture of recyclable conveyor belts

TS6524	USA	A	C	SOC	G	01/08/1995	509807	30/07/1996	5540983

58

CASE		B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Wax/KRATON G toner composition

TS6528	USA	C	SOC	G	08/09/1995	525048	24/06/1997	5641602

CASE		B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Co-moulded layers of compositions comprising (hydrog) block copol and different amounts of extended oil with retained different physical properties

TS6534	USA	C	SOC	G	28/08/1995	519886	07/07/1998	5776589

CASE		B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Compositions for air-bag covers, comprising select hydrogen block copolymers, talc and propylene copolymer

TS6538	USA	C	SOC	G	03/11/1995	552400	07/07/1998	5776566

CASE		B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Radiation sensitive vinyl aromatic blockcopolymers and compositions containing them.

TS6539	USA	C	SOC	G	13/03/1996	614564	08/09/1998	5804663

59

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Block copol. composition for microgranules to be further processed in rotational moulding

TS6549	USA		C	SOC	G	22/03/1996	620778	10/03/1998	5726239

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Multilayer polymer system comprising at least one engineering thermoplast layer and at least one soft touch composition layer and composition to be used therefore.

TS6551	USA		C	SOC	G	09/10/1996	08/731127	12/05/1998	5750268

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE KRATON G/PP/oil blend useful as wide cap sealant

TS6552	USA		C	SOC	G	19/06/1996	666766	11/01/2000	6013717

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Use of tri armed blockcopolymers comprising poly(styrene) blocks and poly(butadiene) blocks having an increased vinyl content in pressure sens. adhesives

TS6567	USA		C	SOC	G	06/03/1997	08/812226	12/05/1998	5750607

TS6567	USA	A	C	SOC	G	20/01/1998	09/009062	07/09/1999	5948527

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Rad. m.-armed radiation sens. bl. copol. cons. of p. (but.) bl. having high vinyl content, and of p. (mon. arom.) blocks by coupling with 3-6 funct. coupling agents.

TS6568	USA		C	SOC	G	05/02/1997	08/795223	07/07/1998	5777039

60

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Polyurethane structural adhesives, prepared from inter alia a polydiene polyol

TS6577	USA		C	SOC	G	25/08/1998	09/139696	20/06/2000	6077925

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Use of polyol mixtures comprising a polyolefin polyol in (semi-) rigid polyurethane foams

TS6578	USA		C	SOC	G	23/10/1997	08/956891	23/02/1999	5874484

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Polyolefin with modified surface properties

TS6579	USA		C	SOC		20/08/1997	08/914872

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Adhesive comprising TPU derived from arom. diisocyanate, chain ext., and a mixt. of hydrog. polydiene diol and mono-ol.

TS6580	USA		C	SOC	G	05/01/1998	09/002903	27/07/1999	5929167

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Low density oil gels

TS6595	USA	P	C	SOC		10/02/2000	09/485545

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Radiation-curable adhesive containing a high vinyl block copolymer

TS6613		USA	C	SOC		08/10/1999	09/416219

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Photo-curable composition for use in flexographic printing plates

TS6617		USA	C	SOC		16/12/1999	09/464147

61

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Adhesive composition and protective film containing the adhesive composition

TS6618	USA	P	C	SOC	N

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Hydrogenated styrenic block copolymer/polybutylene foams

TS6622	USA		C	SOC		01/09/1999	09/388410	03/10/2000	6127444

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Dull footwear compound

TS6639	USA	P	C	SOC	N

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Use of S-S/B-S in fusible powder compounds

TS6646	USA	P	C	SOC	N

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE KRATON based compounds for wine corks stoppers

TS6648	USA	P	C	SOC	N

62

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Adhesive Composition

TS6671	USA		B	SOC		18/01/2001	60/262554

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Manufacturing of styrene isoprene block copolymers from sodium treated isoprene concentrate

TS9067	USA		C	SOC	G	24/01/1996	590712	07/04/1998	5736612

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE PHOTO-CURABLE POLYMER COMPOSITION AND FLEXOGRAPHIC PRINTING PLATES CONTAINING THE SAME

TS9163	USA	02	B	SOC		24/06/1999	09/339607

63

APPENDIX 9

PART II (U.S.) PATENT LICENSE AGREEMENT

THIS AGREEMENT (the “Agreement”), dated as of February 28, 2001 (the “Effective Date”), is made between by and between Shell Elastomers LLC (“Licensor”) and Shell Oil Company (“Licensee”).

WITNESSETH THAT:

WHEREAS, Ripplewood Chemical Acquisition LLC (“Ripplewood”) and Licensee have entered into a Master Sale Agreement dated as of August 31, 2000 (the “MSA”) for the purchase by Ripplewood of Licensor, and Licensor and Licensee have entered into an Intellectual Property Transfer and License Agreement dated as of February 28, 2001 (the “IPTLA”);

WHEREAS, pursuant to the IPTLA, Licensee has assigned to Licensor (the “Assignment”) all of Licensee’s right, title and interest in and to the Part II United States (“US”) Patents (as defined below);

WHEREAS, pursuant to the IPTLA, Licensor has agreed to grant back to Licensee certain licenses in and to the Part II US Patents;

NOW THEREFORE in consideration of the premises and the mutual agreements and covenants hereinafter set forth, Licensor and Licensee, intending to be legally bound, hereby agree as follows:

1. Definitions

1.01 “Associate” in relation to Licensee means any company which is at the time in question directly or indirectly associated with Licensee, provided that Associate shall not mean Licensor or an Associate of Licensor. For the purposes of this definition, a particular company is:

(i) directly associated with a company or companies if the latter holds/hold shares carrying more than fifty per cent (50%) of the votes exercisable at a general meeting (or its equivalent) of the particular company; and

(ii) indirectly associated with a company or companies (hereinafter called “the Parent Company or Companies”) if a series of companies can be specified, beginning with the Parent Company or Companies and ending with the particular company, so related that each company of the series, except the Parent Company or Companies, is directly associated with one or more companies earlier in the series.

1.02 “Associate” in relation to Licensor means any company controlling, controlled by or under common control with Licensor.

1.03 “Products” shall mean:

(a) block copolymers having at least one styrene polymer block and at least one isoprene and/or butadiene polymer block (wherein any one of theses blocks may be random or tapered blocks of styrene, isoprene and/or butadiene), having a total polystyrene content in the range of from 2% by weight to less than 90% by weight and a total number average molecular weight of at least 35,000 g/mol, or in the case of radial or star polymers an arm number average molecular weight of at least 20,000 g/mol, as determined by gel permeation chromatography using polystyrene calibration standards, which block copolymers have been prepared by anionic polymerisation;

(b) hydrogenated block copolymers prepared by at least partly hydrogenating the isoprene and/or butadiene polymer block(s) of the block copolymers of (a);

(c) functionalised hydrogenated block copolymers prepared by grafting at least 0.1% by weight of a dicarboxylic acid compound, or a derivative thereof, onto a hydrogenated block copolymer of (b) or an unhydrogenated block copolymer of (a);

(d) non-thermoplastic polyisoprene rubber, prepared by anionic polymerisation of isoprene;

(e) blends of copolymers of (a), (b), or (c) with up to 50% by weight of a plasticizer;

(f) polymers of isoprene and/or butadiene, and optionally styrene, having a total number average molecular weight of less than 35,000 g/mol, or in the case of radial or star polymers an arm number average molecular weight of more than 1,000 g/mol and less than 20,000 g/mol, as determined by gel permeation chromatography using polystyrene calibration standards, which polymers have been prepared by anionic polymerisation;

(g) hydrogenated polymers prepared by at least partly hydrogenating the butadiene and/or isoprene in the polymers of (f);

(h) optionally hydrogenated polymers of (f) containing terminal functionality (including, but not limited to, hydroxy, carboxy, or amino groups or acrylated or glycidated derivatives thereof, fluorine, or ethylene oxide groups) and/or containing epoxy groups resulting from epoxidation of part or all of the olefinic unsaturation present in the polymers, or containing acid derivatives of such epoxy groups;

(i) star (i) polyisoprene homopolymers and (ii) block copolymers with polyisoprene blocks and polybutadiene blocks, where (i) or (ii) may contain up to 10% by weight of polystyrene and have a total number average molecular weight of at least 20,000 g/mol, as determined by gel permeation chromatography using polystyrene calibration standards, which homo- and block copolymers have been

2

prepared by anionic polymerisation, and which star homopolymers and block copolymers have been hydrogenated;

(j) compounds of (a), (b), and/or (c) with polyolefins, polyphenylene oxide, polycarbonate, polybutylene terephthalate, polystyrene, or ethylene vinylacetate and non-polymeric components including tackifiers, fillers, and oil, wherein (a), (b) and (c) comprise at least 40% by weight of the total polymer in the compound and the Shore D hardness of the compound is no more than 60;

(k) polyurethanes based on polyols falling within the definition of (h);

(l) randomly polymerised styrene butadiene rubbers having a glass transition temperature of less than 0C, wherein any homopolystyrene blocks have a molecular weight of less than 3,000 g/mol, which styrene butadiene rubbers are manufactured by anionic polymerisation;

(m) block copolymers having at least one isoprene block and at least one butadiene block having a 1,2 vinyl content of less than 15%, or block copolymers having at least one butadiene block having a 1,2 vinyl content of less than 15% and a butadiene block having a 1,2 vinyl content of more than 25%, and a total number average molecular weight of at least 35,000 g/mol, or in the case of radial or star polymers an arm number average molecular weight of at least 20,000 g/mol, as determined by gel permeation chromatography using polystyrene calibration standards, which block copolymers have been prepared by anionic polymerisation and which block copolymers have been hydrogenated;

(n) block copolymers having at least one polysiloxane block and at least one other block which may be a polystyrene block or a polyethylene block which block copolymers have been prepared by anionic polymerisation;

(o) any polymer, polymer-containing compound or blend corresponding to (a) through (n), wherein the polymer has been prepared by anionic polymerisation from other conjugated diene monomers and/or other vinyl aromatic hydrocarbon monomers and/or containing other functional groups;

(p) block copolymers having at least one conjugated diene block and optionally a vinyl aromatic hydrocarbon block and at least one block of another anionically polymerisable monomer such as acrylic monomers or ethylene which block copolymers have been prepared by anionic polymerisation;

(q) block copolymers (a) through (p), wherein the polystyrene block has been hydrogenated;

(r) latex made from (a), (b) or (d); and

(s) polyisoprene as described in (d), but made with Ziegler-Natta catalysts.

3

1.04 “Additives” shall mean components and compositions intended for use in any one or more of the following applications:

(a) formulating finished lubricants or lubricant additive packages of any kind;

(b) formulating finished fuels or fuel additive packages of any kind;

(c) formulating hydraulic fluids;

(d) formulating power transmission fluids;

(e) dewaxing lube oil; and

(f) transporting crude oil.

1.05 “Elastomers Field” shall mean the manufacture, use or sale of Products, including research and development in support thereof, provided, however, in respect of any and all Products, Elastomers Field excludes:

(a) use and/or sale of (and research and development in support thereof for) Additives and intermediates ultimately intended for use in manufacturing Additives,

(b) manufacture of (and research and development in support thereof for) Additives and intermediates ultimately intended for use in manufacturing Additives, for any purpose other than sale to SOC (“Shell Oil Company”) or its designees or to designees of SIRM (“Shell Internationale Research Maatschappij B.V.”);

(c) preparation, use and sale of blends of any of Products, in a total amount up to 25 percent by weight basis the total blend, with linear CO/olefin polymers in which CO/olefin polymers monomer units originating from carbon monoxide alternate with olefinic monomer units originating from ethene and optionally one or more further linear aliphatic alpha-olefins of up to 20 carbon atoms, which CO/olefin polymers have a crystalline melting point of at least 150C and a limiting viscosity number of at least 0.6 dl/g, measured in m-cresol at 60C, and research and development in support of such preparation, use or sale of such blends;

(d) use and/or sale of Products (and research and development in support thereof) as components of bituminous compositions other than compositions developed by the Elastomers Business based on specific Products or derivatives of Products; provided, however, that this exclusion (d) does not apply to the use and/or sale of Products (and research and development in support thereof) as components of any bituminous compositions containing disulphide compatibilizing agents; and

(e) manufacture, use and/or sale of (and research and development in support thereof for) particles of styrene or alkyl-substituted styrene homopolymers and particles of copolymers containing at least 90 percent by weight styrene or alkyl-substituted styrene and up to 10 percent by weight of another vinyl monomer, which particles are prepared by adiabatic anionic polymerisation in an extruder with the aid of alkali metal initiators.

4

1.06 “Parties” shall mean as the context requires, both or each of Licensor and Licensee.

1.07 “Part II US Patents” shall mean the patents and patent applications of the United States listed in the attachment hereto having the heading “Part II” and all continuations, continuations-in-part, divisions, patents of addition, reissues, re-examinations, renewals or extensions thereof, in each case filed or issued for the United States.

1.08 “Third Party” shall mean any party other than Licensor, Licensee and their respective Associates.

2. Grants and Restrictions

2.01 Effective as of the Effective Date, and subject to the terms and subject to the conditions of this Agreement, Licensor hereby grants to Licensee, and Licensee hereby accepts from Licensor

(a) an irrevocable, transferable, fully paid-up, exclusive license, subject to the rights of Third Parties, with all rights to grant sub-licenses, to practice outside the Elastomers Field under the Part II US Patents and to conduct research and development in support thereof; and

(b) irrevocable, fully-paid-up, non-exclusive licenses in the Elastomers Field under the Part II US Patents, with the right to grant sublicenses, to:

i. blend Products with epoxy resins and/or polyesters and use and sell such blends, and conduct research and development in support of such activities;

ii. manufacture, use and sell refinery products including fuels, lubricants, bituminous compositions and chemical feedstocks, and conduct research and development in support thereof; and

iii. use and sell Products in connection with operations for the exploration for and production of oil, gas and other minerals, and conduct research and development in support thereof.

2.02 Licensee acknowledges that no right or license, either express or implied, is granted to Licensee under any Part II US Patents, except as expressly provided by the terms of this Agreement or the IPTLA.

3. Maintenance and Defense of Part II US Patents

3.01 Subject to Section 3.03, as of the Effective Date, Licensor acknowledges that it shall be responsible for the further filing, prosecution, issuance, maintenance, defense and enforcement of the Part II US Patents, and Licensee acknowledges its agreement pursuant to the IPTLA to cooperate, for a reasonable period of time after the Effective Date, at the request and expense of Licensor and subject to the reasonable availability in Licensee of necessary expertise, in activities (not involving legal advice) undertaken by or for Licensor in connection with the filing, prosecution and/or maintenance of the Part II US Patents.

5

3.02 With effect from the Effective Date, each Party shall give written notice to the other Party upon becoming aware of any infringement or threatened or suspected infringement of, or of any challenge to, the Part II US Patents; and

(a) Licensor (or its designee) will have the sole right (but is not obligated) to bring proceedings at its own cost and for its own account to enforce such Part II US Patents against infringement in the Elastomers Field occurring on or after the Effective Date. Licensee (or its designee) will have the sole right (but is not obligated) to bring proceedings at its own cost and for its own account to enforce such Part II US Patents against infringement occurring prior to the Effective Date in the Elastomers Field or occurring outside the Elastomers Field at any time. Each Party shall have the right, at its own cost, to join in any suit to enforce such Part II US Patents and to participate in the defense of any challenge to such Part II US Patents. Unless otherwise agreed, Licensor will recover for its own account damages for infringement after the Effective Date in the Elastomers Field, and Licensee will recover for its own account damages for infringement after the Effective Date outside the Elastomers Field.

(b) A Party not joining an enforcement or participating in a defense proceeding under this Section 3.02 shall provide such assistance as may reasonably be required by and at the expense of the Party initiating or defending such proceeding and shall make no admission as to liability nor agree to any settlement or compromise.

3.03 If Licensor notifies Licensee that Licensor does not intend to continue to prosecute or maintain any of the Part II US Patents, Licensor shall, at Licensee’s request, assign to Licensee (or its designee) the rights of Licensor in such of the Part II US Patents which it does not wish to prosecute or maintain. Licensor shall have an irrevocable, fully paid-up, world wide, non-exclusive license, with the right to grant sub-licenses, to make, have made, use, sell and distribute Products in the Elastomers Field under the Part II US Patents so assigned to Licensee.

4. Confidentiality. The Parties acknowledge that provisions of the IPTLA shall govern the disclosure and use of confidential technical information which may be disclosed by one Party to the other in connection with this Agreement.

5. Term and Termination

5.01 Termination of the Agreement for any reason shall not limit remedies which may be otherwise available in law or equity. Notwithstanding any such termination, any other provision required to interpret and enforce the Parties’ rights and obligations under this Agreement shall also survive, but only to the extent required for the full observation and performance of this Agreement.

5.02 The licenses to the Part II US Patents shall be deemed to be, for purposes of Section 365(n) of the U.S. Bankruptcy Code, licenses to rights in “intellectual property” as defined in Section 101 of the Bankruptcy Code. The Parties agree that Licensee shall retain and may fully exercise all of its rights and elections under the Bankruptcy Code. In the event that a bankruptcy proceeding under the Bankruptcy Code is commenced by or against Licensor, Licensee shall be entitled, at its option, to: (a) retain all of its rights under this Agreement

6

(including without limitation the rights and licenses granted under Article 2 hereof) pursuant to Section 365(n) of the U.S. Bankruptcy Code; or (b) receive complete and equivalent rights in all Part II US Patents licensed hereunder constituting “intellectual property” under Section 101 of the Bankruptcy Code.

6. Miscellaneous.

(a) Entire Agreement. This Agreement (including all attachments hereto), the IPTLA, and the MSA and all other agreements to be signed or delivered at closing of the transactions contemplated by the MSA, constitute the full understanding of the parties, a complete allocation of risks between them and a complete and exclusive statement of the terms and conditions of their agreement relating to the subject matter hereof and supersede any and all prior agreements, whether written or oral, that may exist between the parties with respect thereto; provided, however, that this provision is not intended to abrogate the MSA or the IPTLA. In the event of any conflict between the provisions of this Agreement and those of the IPTLA, the provisions of the IPTLA shall control.

(b) Waivers. No waiver by a party with respect to any breach or default or of any right or remedy and no course of dealing or performance, will be deemed to constitute a continuing waiver of any other breach or default or of any other right or remedy, unless such waiver is expressed in writing signed by the party to be bound. Failure of a party to exercise any right will not be deemed a waiver of such right or rights in the future.

(c) Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Parties and their respective successors and permitted assigns. Neither Party shall assign this Agreement, directly or indirectly, by operation of law or otherwise, without the prior written consent of the other Party, and any purported assignment that does not comply with this Section 6(c) shall be null and void ab initio; provided that Licensor may assign this Agreement to an Associate of Licensor or to any successor of substantially all of the assets utilized in the business of Licensee in the Elastomers Field, and provided that Licensee may assign this Agreement to an Associate of Licensee or to a successor to any business of Licensee or its Associates to which such assets relate, and provided that, in each case, such Associate or successor assumes in writing all of the assigning Party’s obligations hereunder and the assigning Party shall remain bound by the terms of this Section 6(c) and shall not be relieved of any of its obligations under this Agreement. Except as this Agreement may expressly provide otherwise, nothing in this Agreement is intended or shall be construed to confer upon any person, other than the Parties or their respective successors and permitted assigns, any rights, remedy, or claim under or by reason of this Agreement or any provision herein contained.

(d) Counterparts. This Agreement may be executed in multiple counterparts, each of which will for all purposes be deemed to be an original and all of which will constitute the same instrument.

(e) Notices. All notices and other communications given under this Agreement shall be in writing and shall be effective upon receipt by the addressee at the address or telefax indicated below:

7

If to Licensee:	Shell Oil Company

Intellectual Property Services

P.O. Box 2463

Houston, Texas 77252-2463

Attention: Associate General Counsel

If to Licensor:

with a copy to:	Simpson Thacher & Bartlett

425 Lexington Avenue

New York, New York 10017

Attn: Alan Schwartz

Facsimile: (212)455-2502

Each Party may change its address for purposes of this Agreement by giving the other Party written notice of the new address in the manner set forth above.

(f) Governing Law. This Agreement shall be governed by and interpreted in accordance with the laws of the State of Delaware.

(g) No Third-Party Beneficiaries. With the exception of the Parties to this Agreement, there exists no right of any person to claim a beneficial interest in this Agreement or any rights occurring by virtue of this Agreement.

(h) Interpretation. Words of the masculine gender will be deemed and construed to include correlative words of the feminine and neuter genders. Words importing the singular number will include the plural number and vice versa unless the context will otherwise indicate. References to Articles, Sections and other subdivisions of this Agreement are to the Articles, Sections and other subdivisions of this Agreement as originally executed. The headings of this Agreement are for convenience and do not define or limit the provisions hereof. Words importing persons include firms, associations and corporations. The term “herein,” “hereunder,” “hereby,” “hereto,” “hereof” and any similar terms refer to this Agreement; the term “heretofore” means before the date of execution of this Agreement; and the term “hereafter” means after the date of execution of this Agreement. References herein to “include”, “includes” or “including” shall mean without limitation.

8

IN WITNESS WHEREOF, the Parties, through their authorized representatives, have executed this Agreement as of the date first written above.

SHELL OIL COMPANY

By:	/s/ Illegible
Name:	Illegible
Title:	Attorney in fact

SHELL ELASTOMERS LLC

By:	/s/ Illegible
Name:	Illegible
Title:	Attorney in fact

9

IN WITNESS WHEREOF, the Parties, through their authorized representatives, have executed this Agreement as of the date first written above.

SHELL OIL COMPANY

By:
Name:
Title:

SHELL ELASTOMERS LLC

By:	/s/ Illegible
Name:
Title:

9

PART II

STATUS CODES

1.	B	: Basic

2.	C	: Corresponding

3.	G	: Granted

4.	Empty	: Pending application

CASE			B/C	PATENTEE	STATUS	FILING DATE	APPLICATION NUMBER	GRANT DATE	PATENT NUMBER
TITLE Tri-phosphite type coupling agent

K0545	USA		C	SOC	G	16/01/1984	571322	03/09/1985	4539136

CASE			B/C	PATENTEE	STATUS	FILING DATE	APPLICATION NUMBER	GRANT DATE	PATENT NUMBER
TITLE Novel structure modifiers for anionic polymerisation

K0549	USA		C	SOC	G	17/08/1984	641637	23/07/1985	4530985

CASE			B/C	PATENTEE	STATUS	FILING DATE	APPLICATION NUMBER	GRANT DATE	PATENT NUMBER
TITLE Solution-SBR for tyre treads

K1634	USA	03	C	SIRM	G	23/11/1984	674188	17/03/1987	4650831

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Solution-SBR having a styrene-rich tail

K1635	USA	04	C	SIRM	G	09/06/1988	204387	14/08/1990	4948849

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE

K4093	USA		B	SOC	G	10/08/1981	291215	25/05/1982	4331581

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Multifunctional coupling agent

K4465	USA		B	SOC	G	15/06/1981	274111	12/04/1983	4379891

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE

K4473	USA	02	B	SOC	G	29/04/1985	728002		4556464

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Polymer blend composition

K4528	USA		B	SOC	G	16/11/1981	321647	22/03/1983	4377647

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Coupling process

K4529	USA		B	SOC	G	26/05/1982	382019	04/10/1983	4408017

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE

K4588	USA		B	SOC	G	29/06/1983	508776	16/04/1985	4511696

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE

K4621	USA		B	SOC	G	23/12/1982	452589	23/08/1983	4400478

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE High heat metal polymer laminate

K4626	USA		B	SOC	G	07/09/1984	648099	22/07/1986	4601941

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Roofing Shingle

K4639	USA		B	SOC	G	23/12/1982	452595	20/09/1983	4405680

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Polymer blend compositions

K4643	USA		B	SOC	G	08/06/1983	502407	15/01/1985	4493919

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE

K4656	USA		B	SOC	G	23/11/1984	673978	17/06/1986	4595749

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Block copolymer grafting process

K4668	USA	B	B	SOC	G	24/08/1989	398298	02/10/1990	4960831

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE

K4669	USA		B	SOC	G	16/08/1985	766215	08/11/1988	4783503

2

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Functionalized polymers and process for modifying unsaturated polymers

K4676	USA	A	B	SOC	G	27/03/1989	329059	13/11/1990	4970265

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Polymer Blend Composition

K4739	USA		B	SOC	G	29/05/1984	614364	01/01/1985	4491648

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE

K4774	USA		B	SOC	G	31/08/1984	646391	25/03/1986	4578429

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Anionic polymerization process

K4777	USA		B	SOC	G	23/07/1985	758182	16/08/1988	4764572

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Polymer concrete compositions

K4789	USA		B	SOC	G	30/09/1985	782748	12/04/1988	4737538

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE High performance rubber compositions

K4790	USA	N	B	SOC	G	21/07/1988	222385	21/11/1989	4882378

3

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Impact resistant blends of thermoplastic polyamides and modified block copolymers

K4800	USA	A	B	SOC	G	20/06/1994	262192	09/04/1996	5506299

K4800	USA	O	B	SOC	G	02/04/1992	863370	06/12/1994	5371141

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE

K4801	USA		B	SOC	G	16/08/1985	766216	10/01/1989	4797447

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Impact resistant blends of thermoplastic polyesters and modified block copolymers

K4802	USA	O	B	SOC	G	31/03/1992	860125	25/01/1994	5281663

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Block copolymer and method of preparing same

K4806	USA		B	SOC	G	29/09/1987	102465	25/07/1989	4851474

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Method for separating metal contaminants from organic polymers

K4818	USA		B	SOC	G	29/10/1987	113976	12/02/1991	4992529

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Sealant composition

K4836	USA		B	SOC	G	28/02/1986	835090	08/11/1988	4783504

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
K4845	USA	A	B	SOC	G	16/05/1988	194670	06/02/1990	4898914

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Elastomer comprising at least one conjugated olefin group and method of making same

K4852	USA		B	SOC	G	31/12/1986	948336	13/06/1989	4839431

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Modified polyester, methods of preparing same and compositions comprising said modified polyester

K4853	USA		B	SOC	G	31/12/1986	948374	04/10/1988	4775718

4

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Elastomeric fibers, structures fashioned therefrom and elastomeric films

K4868	USA	02	B	SOC	G	20/08/1987	087477	09/01/1990	4892903

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Low smoke modified polypropylene insulation compositions

K4869	USA		B	SOC	G	30/12/1985	814705	11/11/1986	4622352

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE

K4892	USA		B	SOC	G	23/12/1985	812423	02/02/1988	4722974

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE

K4893	USA		B	SOC	G	23/12/1985	812424	18/08/1987	4687815

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Benzocyclobutene-functionalized block copolymers

K4894	USA		B	SOC	G	28/07/1989	386161	06/11/1990	4968754

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Benzocyclobutenealkyl functionalized elastomers

K4900	USA		B	SOC	G	09/05/1989	349547	18/12/1990	4978721

K4900	USA	02	B	SOC	G	27/07/1990	558369	29/01/1991	4988770

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Modified block copolymer/oil blends

K4922	USA		B	SOC	G	15/03/1990	493603	26/03/1991	5002997

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Blends of SBR copolymers having constant styrene content

T0280	USA		C	SOC	G	11/10/1988	255240	30/07/1991	5036138

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Carbonylation of unsaturated rubbers with Pd catalysts

T0328	USA	A	C	SOC	G	12/01/1990	464467	13/11/1990	4970266

5

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Low molecular weight poly (alkylene) and hydrogenated poly (vinyl aromatic/conjugated diene) block copolymer containing compositions.

T0846	USA		C	SOC	G	23/10/1992	965302	11/01/1994	5278220

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Thermoplastic rubbers in dry blend roadmarking paint compositions

T0849	USA		C	SOC	G	31/01/1992	829184	25/05/1993	5213439

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Styrenic block copolymer formulation extended with high molecular weight polyalkenes for floor-covering.

T0869	USA	N	C	SOC	G	26/09/1997	938434	26/01/1999	5863978

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Vinyl aromatic block copolymers being highly sensitive to radiation curing and compositions containing them

T0876	USA		C	SOC	G	04/06/1993	072211	05/04/1994	5300582

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
T0884	USA		C	SOC	G	04/06/1993	072210	04/05/1999	5900455

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Preparation of random solution copolymers

T1113	USA		C	SOC	G	15/08/1990	567843	09/08/1994	5336737

6

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Block copolymer of polyakylene and halogenated polystyrene

T1248	USA	R	B	SOC	G	13/03/1995	432109	30/07/1996	RE035308

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Anionic polymerization catalyst compositions

T1302	USA		C	SOC	G	24/05/1990	527922	26/02/1991	4996273

T1302	USA	A	C	SOC	G	26/10/1990	604049	12/11/1991	5064800

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE A process for the preparation of linear polymers which comprises

T1731	USA		C	SOC	G	28/05/1992	889346	07/12/1993	5268429

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Preparation of structure-modified conjugated diene based copolymers

T1732	USA		C	SOC	G	04/06/1992	894137	16/03/1993	5194535

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE A process for making styrenic block copolymer blends, comprising double initiation.

T1883	USA		C	SOC	G	09/03/1994	208414	11/04/1995	5405903

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Removal of hydrogenation catalyst from polymer solutions by trialkyl aluminum precipitation

T2560	USA		B	SOC	G	07/12/1992	986191	25/01/1994	5281696

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Grafted polymers having reactive groups at the base

T3052	USA		B	SOC	G	08/12/1993	163809	14/03/1995	5397841

7

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Hydrogenation of unsaturation in low molecular weight diene polymers

T3058	USA		B	SOC	G	31/10/1991	785715	24/11/1992	5166277

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Sequentially polymerized styrene-isoprene-styrene block copolymer adhesive composition

T3073	USA		B	SOC	G	29/07/1991	737118	07/09/1993	5242984

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Torchable roll roofing membrane

T3074	USA		B	SOC	G	20/09/1991	763463	03/05/1994	5308676

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Radiation cured adhesive composition

T3076	USA		B	SOC	G	29/06/1993	084684	21/06/1994	5322895

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Asphalt acrylic monomer-containing polymer composition

T3082	USA		B	SOC	G	18/03/1992	853564	23/02/1993	5189083

T3082	USA	02	B	SOC	G	28/07/1992	920693	25/05/1993	5214082

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Low temperature toughening of polycarbonates with a modified block copolymer

T3093	USA		B	SOC	G	04/11/1991	787448	29/12/1992	5175212

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Coupling to Produce Inside-Out star Polymers With Expanded Cores.

T3106	USA		B	SOC	G	19/12/1995	574795	30/06/1998	5773521

8

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Selective hydrogenation of conjugated diolefin polymers

T3108	USA		B	SOC	G	20/12/1991	811219	22/12/1992	5173537

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Fixed bed hydrogenation of low molecular weight polydiene polymers

T3118	USA		B	SOC	G	18/06/1993	080044	03/01/1995	5378767

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Programmed Addition of Heavy Ethers For Microstructure Control of Diene Polymers.

T3125	USA	02	B	SOC	G	12/03/1997	08/820404	18/08/1998	5795944

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Process for making submicron stable latexes of block coplymers

T3129	USA	02	B	SOC	G	23/03/1993	035870	09/08/1994	5336712

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Very fine stable dispersion of block copolymers

T3130	USA		B	SOC	G	08/05/1992	880946	08/03/1994	5292795

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Hydroxyl functional derivatives of epoxidized diene block copolymers and process for making them

T3131	USA		B	SOC	G	03/04/1992	863580	07/09/1993	5242989

T3131	USA	A	B	SOC	G	16/04/1993	049691	16/11/1993	5262496

T3131	USA	B	B	SO C	G	16/04/1993	049687	08/02/1994	5284901

T3131	USA	C	B	SOC	G	16/04/1993	049682	23/11/1993	5264480

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Asphalt amine functionalized polymer composition

T3137	USA		B	SOC	G	06/11/1992	972401	11/01/1994	5278207

T3137	USA	A	B	SOC	G	12/08/1993	105549	21/06/1994	5322867

9

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Capping of anionic polymers with oxetanes

T3139	USA		B	SOC	G	23/11/1993	157785	21/02/1995	5391637

T3139	USA	A	B	SOC	G	06/10/1994	319398	23/05/1995	5418296

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Selective hydrogenation of conjugated diolefin polymers with tebbe’s reagent

T3142	USA		B	SOC	G	07/12/1992	986200	14/09/1993	5244980

T3142	USA	A	B	SOC	G	16/04/1993	049689	02/08/1994	5334566

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Multifunctional Initiator From Devinylsilane.

T3147	USA		B	SOC	G	21/03/1996	620112	25/02/1997	5605991

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Liquid star polymers having terminal hydroxyl groups

T3154	USA	0	B	SOC	G	01/08/1995	510022	14/01/1997	5594072

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Low temperature toughening of polyesters with a modified block copolymer

T3157	USA		B	SOC	G	30/12/1992	998206	05/04/1994	5300567

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Star block copolymers of vinyl aromatic hydrocarbons and polydimethylsiloxane and method of synthesis

T3174	USA		B	SOC	G	23/12/1992	996285	04/01/1994	5276095

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Method of synthesis of block copolymers of vinyl aromatic hydrocarbons and polydimethylsiloxane

T3175	USA		B	SOC	G	15/12/1992	990587	22/03/1994	5296574

10

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Improved process for making block copolymers of vinyl aromatic hydrocarbons and/or conjugated dienes and polydi-methylsiloxane

T3177	USA		B	SOC	G	15/12/1992	990913	25/01/1994	5281666

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Thermoplastic block copolymer films

T3188	USA	N	B	SOC	G	12/10/1993	134498	21/06/1994	5320899

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Hydroxyl functional derivatives of epoxidized diene block copolymers and process for making them (II) .

T3201	USA		B	SOC	G	03/04/1992	863648	05/04/1994	5300586

T3201	USA	A	B	SOC	G	24/03/1994	217517	18/10/1994	5356975

T3201	USA	B	B	SOC	G	24/03/1994	217472	18/10/1994	5356974

T3201	USA	C	B	SOC	G	24/03/1994	217470	18/10/1994	5356969

T3201	USA	D	B	SOC	G	24/03/1994	217397	18/10/1994	5356970

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Water-based emulsions and dispersions of bitumen modified with a functionalized block copolymer

T3202	USA		B	SOC	G	18/03/1992	853645	18/05/1993	5212220

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Radiation cured conjugated diene block copolymer compositions

T3212	USA		B	SOC	G	18/06/1993	079478	16/07/1996	5536772

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Solvent-Free laminating adhesive composition

T3224	USA		B	SOC	G	06/04/1993	043428	28/02/1995	5393818

T3224	USA	A	B	SOC	G	23/01/1995	337714	14/05/1996	5516824

T3224	USA	B	B	SOC	G	04/01/1996	582858	24/06/1997	5641823

11

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Color stable coupled diene polymers and hot melt adhesives containing them

T3227	USA		B	SOC	G	01/06/1992	891616	30/11/1993	5266649

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Butadiene polymers having terminal functional groups

T3229	USA		B	SOC	G	31/08/1992	938917	28/02/1995	5393843

T3229	USA	A	B	SOC	G	15/09/1994	306552	11/04/1995	5405911

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Method for producing statistically coupled asymmetric radial polymers

T3242	USA		B	SOC	G	10/11/1993	150929	29/08/1995	5446093

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Method for preparing asymmetric radial copolymers

T3244	USA		B	SOC	G	09/11/1993	149598	29/11/1994	5369175

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Adhesives containing vinyl aromatic hydrocarbon/diene/ acrylic monomer block copolymers

T3245	USA		B	SOC	G	15/04/1994	228239	04/04/1995	5403658

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Process for making submicron stable latexes of block copolymers

T3248	USA		B	SOC	G	20/07/1993	094591	16/11/1999	5985979

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Removal of alkali metal methoxide catalyst residue from hydroxy-terminated conjugated diene polymers

T3249	USA		B	SOC	G	06/07/1993	087646	16/08/1994	5338824

12

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Randomly epoxidized small star polymers

T3250	USA		B	SOC	G	19/06/1992	901349	21/09/1993	5247026

T3250	USA	B	B	SOC	G	03/05/1994	237497	27/06/1995	5428114

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Solvent-free water-based emulsions of anionically polymerized polymers

T3261	USA	02	B	SOC	G	24/05/1993	066598	25/10/1994	5358981

T3261	USA	N	B	SOC	G	20/02/1996	603490	18/03/1997	5612407

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE A method for producing asymmetric radial polymers

T3280	USA		B	SOC	G	27/05/1994	250409	05/09/1995	5447995

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Core functionalized star block copolymers

T3281	USA		B	SOC	G	10/11/1994	336965	24/10/1995	5461116

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE A method for producing asymmetric radial polymers

T3283	USA		B	SOC	G	30/05/1995	453039	03/09/1996	5552493

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Improved heterogeneous hydrogenation catalysts with reduced olefin isomerization

T3309	USA	A	B	SOC		08/02/1996	597373

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Photopolymerizable recording composition for water-washable printing plates containing a water-dispersible elastomeric polymer blend

T3310	USA		B	SOC	G	23/06/1994	264822	06/06/1995	5422225

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Impact resistant blends of thermoplastic polyesters and modified block copolymers

T4017	USA	N	B	SOC	G	15/02/1989	311009	04/09/1990	4954568

13

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Laminated structure

T4040	USA		B	SOC	G	21/12/1987	135909	19/09/1989	4868057

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Color stable hot melt adhesive.

T4073	USA		B	SOC	G	19/12/1986	943403	30/05/1989	4835200

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Encapsulated assemblage and method of making

T4074	USA		B	SOC	G	16/10/1986	919919	07/06/1988	4749430

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Modified block copolymers

T4081	USA		B	SOC	G	30/07/1987	079380	19/09/1989	4868245

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Modified block copolymers

T4098	USA		B	SOC	G	01/02/1988	150579	21/11/1989	4882384

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Radiation curable polymer composition

T4109	USA	N	B	SOC	G	12/10/1989	420716	14/04/1992	5104921

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Polymeric composition

T4128	USA		B	SOC	G	24/11/1987	124644	22/08/1989	4859737

14

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Selective hydrogenation process

T4195	USA		B	SOC	G	05/11/1987	116981	07/11/1989	4879349

T4195	USA	02	B	SOC	G	20/10/1989	424798	19/03/1991	5001199

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Method for hydrogenating functionalized polymer and products thereof

T4221	USA		B	SOC	G	22/09/1988	247835	13/11/1990	4970254

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Method of grafting silane compounds to block copolymers

T4239	USA		B	SOC	G	22/12/1987	136622	18/04/1989	4822857

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Functionalized vinyl aromatic/conjugated diolefin block copolymer and salt of fatty acid compositions

T4286	USA	N	B	SOC	G	25/11/1991	796881	08/06/1993	5218033

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Polymer composition

T4295	USA		B	SOC	G	06/04/1990	505373	08/06/1993	5218044

T4295	USA	B	B	SOC	G	27/05/1994	248840	04/02/1997	5599879

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Selectively sulfonated block copolymer/extender resin blends

T4297	USA	N	B	SOC	G	10/10/1995	541570	14/05/1996	5516831

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE High impact resistant blends of thermoplastic polyesters and modified block copolymers

T4301	USA	B		SOC	G	05/02/1988	152706	19/09/1989	4868243

15

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE High impact resistant blends of thermoplastic polyamides and modified diblock copolymers

T4304	USA		B	SOC	G	22/12/1988	288366	29/01/1991	4988765

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE High impact resistant blends of thermoplastic polyamides and modified diblock copolymers

T4305	USA		B	SOC	G	22/12/1988	288353	08/01/1991	4983673

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Tie layer composition and laminated structures containing same

T4330	USA		B	SOC	G	30/12/1987	139549	06/02/1990	4898784

T4330	USA	N	B	SOC	G	25/06/1990	542687	04/06/1991	5021113

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Impact resistant blends of polar thermoplastic polymers and modified block copolymers

T4336	USA		B	SOC	G	31/12/1987	140076	06/03/1990	4906687

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Functionalized elastomeric polymers

T4533	USA		B	SOC	G	30/03/1990	503412	27/04/1993	5206300

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Thermoplastic block copolymer films

T4587	USA		B	SOC	G	22/08/1989	397072	11/12/1990	4977014
CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Water repellent fabrics

T4620	USA	A	B	SOC	G	28/10/1991	783670	17/11/1992	5164253

16

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Elastomeric film compositions

T4629	USA		B	SOC	G	16/08/1989	394611	13/11/1990	4970259

T4629	USA	A	B	SOC	G	23/07/1990	556675	26/11/1991	5068138

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Asphalt-block copolymer-roofing composition

T4663	USA		B	SOC	G	16/07/1990	553042	24/09/1991	5051457

T4663	USA	04	B	SOC		06/06/1991	711428

T4663	USA	J	B	SOC	G	19/12/1991	810547	02/06/1992	5118733

T4663	USA	K	B	SOC		29/01/1992	827528

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Elastomer modified epoxy resin coating compositions.

T4664	USA		B	SOC	G	30/03/1990	503343	19/05/1992	5115019

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Plasticizers for salt functionalized polyvinyl aromatics.

T4668	USA		B	SOC	G	14/02/1990	479898	14/02/1995	5389711

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Removal of hydrogenation catalyst from polymer solutions by contact with silicates

T4673	USA		B	SOC	G	23/11/1990	617224	14/04/1992	5104972

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Removal of hydrogenation catalyst from polymer solutions by catalyzed precipitation

T4720	USA		B	SOC	G	14/06/1990	537738	18/05/1993	5212285

T4720	USA	02	B	SOC	G	23/11/1990	617225	18/02/1992	5089541

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Rubber modified epoxy resin-curative system

T4725	USA		B	SOC	G	29/01/1990	471456	23/11/1993	5264503

17

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Styrene-Isoprene-styrene block copolymer composition for low viscosity high temperature hot melt adhesives

T4761	USA	02	B	SOC	G	11/04/1990	510905	02/06/1992	5118762

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Adhesive for multipacks

T4762	USA		B	SOC	G	28/09/1992	952372	19/07/1994	5331038

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Process to blend polyamides and functionalized elastomers and blends prepared by this method.

T4770	USA	N	B	SOC	G	18/06/1992	887566	07/09/1993	5242975

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Thermoplastic elastomers

T4792	USA		B	SOC	G	21/05/1990	525812	16/03/1993	5194510

T4792	USA	A	B	SOC	G	07/10/1992	957494	11/01/1994	5278245

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Crosslinked epoxy functionalized polydiene block polymers and adhesives

T4797	USA		B	SOC	G	07/10/1991	772172	17/01/1995	5382604

T4797	USA	02	B	SOC	G	29/04/1991	692839	20/07/1993	5229464

T4797	USA	03	B	SOC	G	29/06/1993	084683	21/03/1995	5399626

T4797	USA	04	B	SOC		13/12/1994	354704

T4797	USA	B	B	SOC	G	18/06/1993	080045	14/02/1995	5389701

T4797	USA	C	B	SOC	G	30/09/1993	130169	12/09/1995	5449718

T4797	USA	D	B	SOC	G	10/05/1994	241710	13/02/1996	5491193

T4797	USA	N	B	SOC	G	20/12/1996	08/770915	11/11/1997	5686535

18

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Termination of anionic polymerization using hydrogen gas

T4802	USA		B	SOC	G	14/05/1990	522693	01/09/1992	5143990

T4802	USA	02	B	SOC	G	15/04/1991	685111	29/09/1992	5151475

T4802	USA	03	B	SOC	G	17/08/1992	929747	16/03/1993	5194530

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Low stress relaxation extrudable elastomeric composition

T4807	USA		B	SOC	G	23/04/1990	513417	03/03/1992	5093422

T4807	USA	A	B	SOC	G	27/09/1991	766373	19/04/1994	5304599

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Melt metalation of block copolymers

T4813	USA	02	B	SOC	G	10/04/1992	866281	04/01/1994	5276101

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Selective hydrogenation of conjugated diolefin polymers

T4816	USA		B	SOC	G	29/05/1990	529807	13/08/1991	5039755

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Removal of group VIII metal catalyst from polymer cements by extraction with aqueous dicarboxylic acid

T4822	USA		B	SOC	G	16/04/1990	515999	17/12/1991	5073621

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Block copolymer of polyalkylene and halogenated poly(vinyl aromatic)

T4840	USA	A	B	SOC	G	17/02/1995	394528	20/08/1996	5548030

T4840	USA	B	B	SOC	G	17/02/1995	394529	27/05/1997	5633324

T4840	USA	N	B	SOC	G	05/12/1994	349705	17/06/1997	5639830

19

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Color prevention in titanium catalyzed hydrogenated diene polymers

T4867	USA		B	SOC	G	28/05/1992	889349	07/09/1993	5242961

T4867	USA	A	B	SOC	G	16/04/1993	049685	18/01/1994	5280058

T4867	USA	B	B	SOC	G	16/04/1993	049690	18/01/1994	5280059

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Selective partial hydrogenation of conjugated diolefin polymers

T4872	USA		B	SOC	G	10/08/1992	927904	07/09/1993	5242986

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Selective hydrogenation of conjugated diolefin polymers with rare earth catalysts

T4873	USA		B	SOC	G	13/05/1991	699028	05/01/1993	5177155

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Block copolymer dispersions and process to prepare block copolymer dispersions

T4876	USA		B	SOC	G	28/09/1990	590386	09/06/1992	5120765

T4876	USA	A	B	SOC	G	12/12/1991	805770	25/08/1992	5141986

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Depolymerization of conjugated diene polymers

T4885	USA		B	SOC	G	30/10/1991	785114	10/11/1992	5162446

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE One phase melt radial polymer

T4893	USA		B	SOC	G	27/09/1991	766252	30/11/1993	5266648

20

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Functionalized block copolymers cured with isocyanates

T4912	USA	C	B	SOC		18/04/1995	423438

T4912	USA	E		SOC		30/03/2000	09/538585

T4912	USA	F		SOC		30/03/2000	09/538586

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Process for the reduction of diene polymer hot melt adhesive color

T4913	USA		B	SOC	G	09/09/1991	756666	08/09/1992	5145896

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Polymers having stable anhydride rings

T4916	USA		B	SOC	G	08/05/1992	880280	08/06/1993	5218053

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Butadiene polymers having terminal silyl groups

T4917	USA		B	SOC	G	11/03/1993	029866	09/08/1994	5336726

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Low temperature conversion of polymerized esters

T4932	USA		B	SOC	G	21/12/1992	994152	16/08/1994	5338802

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Method of removing lithium compounds from a polymer

T4961	USA		B	SOC	G	28/07/1992	920694	15/06/1993	5220100

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Asphalt-diene polymer composition with improved adhesion to polar materials

T4963	USA		B	SOC	G	13/05/1991	699022	14/07/1992	5130354

21

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Method for removing a polymerization catalyst

T4965	USA		B	SOC	G	30/10/1991	785579	05/01/1993	5177297

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE 100% triblock hydrogenated styrene-isoprene-styrene block copolymer composition adhesives

T4973	USA		B	SOC	G	20/05/1991	703068	11/05/1993	5210147

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Process for making water-based latexes of block copolymers

T4982	USA		B	SOC	G	21/01/1994	184629	24/10/1995	5461104

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Improved process for selective hydrogenation of conjugated diolefin polymers

T4998	USA		B	SOC	G	09/09/1991	756392	21/07/1992	5132372

T4998	USA	02	B	SOC	G	01/07/1992	907349	27/04/1993	5206307

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Polystyrene-containing bituminous composition

T5047	USA	N	C	SOC	G	30/12/1988	293532	27/02/1990	4904713

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Protected functional initiators for making terminally functionalized polymers

TH0010	USA		B	SOC	G	22/11/1993	155665	21/02/1995	5391663

TH0010	USA	B	B	SOC	G	05/10/1995	539467	18/03/1997	5612435

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Method for producing coupled asymmetric polymers

TH0033	USA		B	SOC	G	10/09/1993	120116	01/11/1994	5360875

22

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Process for the preparation of random copolymers of conjugated dienes and vinyl aromatic compounds

TH0087	USA		B	SOC		29/06/1993	084685

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Torchable Roll Roofing Composition

TH0090	USA		B	SOC	G	23/02/1994	200256	05/09/1995	5447775

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE High molecular weight low coupled linear Styrene-Isoprene-Styrene Block Copolymer Composition and adhesives made therefrom

TH0103	USA		B	SOC	G	22/02/1994	199401	02/05/1995	5412032

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Use of monohydroxylated polydienes in hydroxyl functional resins

TH0139	USA		B	SOC	G	24/06/1993	082215	03/01/1995	5378761

TH0139	USA	N	B	SOC	G	31/08/1994	298701	10/09/1996	5554691

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE A process for improving the color of selectively hydrogenated block copolymers modified with acid compounds or derivatives

TH0141	USA		B	SOC	G	29/07/1993	099022	11/04/1995	5405914

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Improved blends of polystyrene/polypropylene grafted polymers and elasteric block copolymers

TH0144	USA		B	SOC	G	10/11/1993	150936	03/01/1995	5378760

TH0144	USA	A	B	SOC	G	31/08/1994	298628	24/10/1995	5461111

23

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Alkoxy silyl capping agents for making terminally functionalized polymers

TH0152	USA		B	SOC	G	27/10/1994	330054	26/12/1995	5478899

TH0152	USA	A	B	SOC	G	03/08/1995	510928	20/08/1996	5548025

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Coreactive conjugated diene polymer compositions which phase separate when cured

TH0206	USA		B	SOC	G	12/07/1993	090855	18/10/1994	5356993

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE PROCESS FOR MAKING SUBMICRON STABLE LATEXES OF HYDROGENATED BLOCK COPOLYMERS

TH0208	USA	N	B	SOC	G	30/12/1996	08/775469	18/11/1997	5688856

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Asphalt composition containing epoxidized polymers

TH0209	USA		B	SOC	G	19/08/1994	293355	19/09/1995	5451619

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Compatible blends of epoxy resins and epoxidized polydienes

TH0210	USA		B	SOC	G	12/07/1993	090856	26/07/1994	5332783

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Crosslinkable low viscosity star polymer blends

TH0211	USA		B	SOC	G	12/07/1993	090852	29/08/1995	5446104

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Asphalt composition with improved processability

TH0229	USA	02	B	SOC	G	10/10/1996	08/728456	17/02/1998	5718752

24

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Dissimilar arm asymmetric radial or star block copolymers for adhesives and sealants

TH0252	USA		B	SOC	G	09/11/1993	149595	28/02/1995	5393841

TH0252	USA	02	B	SOC	G	09/11/1994	336632	23/01/1996	5486574

TH0252	USA	C	B	SOC	G	02/10/1995	537482	17/06/1997	5639831

TH0252	USA	D	B	SOC	G	02/10/1995	537498	11/03/1997	5610238

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Low viscosity terminally functionalized isoprene polymers

TH0259	USA		B	SOC	G	01/12/1993	160341	27/12/1994	5376745

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Impact modification of propylene with styrene/isoprene tetrablock copolymers

TH0263	USA	N	B	SOC	G	14/09/1994	305612	20/02/1996	5492967

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Concurrent epoxidation and catalyst residue extraction

TH0272	USA		B	SOC	G	16/05/1995	442520	06/08/1996	5543472

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Protected functional initiated polymers capped with low surface energy fluorocarbons

TH0277	USA		B	SOC	G	20/12/1994	359805	23/01/1996	5486568

TH0277	USA	A	B	SOC	G	11/10/1995	540996	13/08/1996	5545691

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Radial hydrogenated block copolymers showing one phase melt behaviour

TH0280	USA	02	B	SOC		21/08/2000	09/643019

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Process for producing high diblock content block copolymer compositions

TH0286	USA		B	SOC	G	17/05/1994	245097	30/05/1995	5420203

25

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Multiblock hydrogenated polymers for adhesives

TH0301	USA	D	B	SOC	G	26/10/1995	548719	06/05/1997	56-27235

TH0301	USA	R	B	SOC	G	26/02/1997	08/805599	27/06/2000	RE 36757

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE TOUGHENED BLENDS OF ALPHA POLYAMIDES AND FUNCTIONALIZED BLOCK COPOLYMERS

TH0329	USA	02	B	SOC		27/04/1999	09/300622

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Hydrogenation of polymers

TH0366	USA		B	SOC	G	17/11/1994	340966	23/01/2001	6177521

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE HYDROGENATED ELASTOMER PRIMED POLYOLEFIN FILM

TH0375	USA	N	B	SOC		06/10/1998	08/595094

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE GEL-FREE PROCESS FOR MAKING FUNCTIONALIZED ANIONICALLY POLYMERIZED POLYMERS.

TH0403	USA	02	B	SOC		20/01/1999	09/234335

CASE		B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Protected functional initiators for making terminally functionalized polymers

TH0404	USA	B	SOC	G	31/03/1994	220804	16/05/1995	5416168

26

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Epoxidized low viscosity rubber toughening modifiers for epoxy resins

TH0418	USA		B	SOC	G	15/04/1994	228324	26/12/1995	5478885

TH0418	USA	A	B	SOC		07/03/1995	399865

TH0418	USA	C	B	SOC		18/04/1995	423436

TH0418	USA	D	B	SOC		18/04/1995	423435

TH0418	USA	N	B	SOC		05/02/1996	596782

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Process for incorporation of epoxidized polydienes into epoxy resins

TH0420	USA	02	B	SOC	G	03/07/1996	08/675746	24/02/1998	5721316

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Novel telechelic polymers are produced by ozonation degradation of diene polymers

TH0422	USA	02	B	SOC		24/11/1999	09/448664

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Epoxidized low viscosity rubber toughening modifiers for cycloaliphatic epoxy resins

TH0435	USA		B	SOC	G	15/04/1994	228250	30/05/1995	5420202

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Crosslinkable waterborne dispersions of epoxidized polydiene block copolymers and amino resins

TH0442	USA	A	B	SOC		16/02/1995	389520

TH0442	USA	C	B	SOC	G	02/10/1997	08/942514	29/12/1998	5854314

TH0442	USA	O	B	SOC	G	12/07/1996	08/679164	24/02/1998	5721317

TH0442	USA	P	B	SOC		30/06/1999	08/389521

27

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Removal of Lithium From Polymer Cements.

TH0449	USA	02	B	SOC		23/05/1996	652070

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Removal of Lithium From Polymer Cements

TH0454	USA	02	B	SOC	G	23/05/1996	652261	08/12/1998	5847072

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Removal of Lithium from Polymer Cements

TH0455	USA	02	B	SOC	G	23/05/1996	652260	12/05/1998	5750032

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
Title Low viscosity adhesive compositions containing asymmetric radial polymers

TH0461	USA		B	SOC	G	09/11/1994	336458	27/08/1996	5550196

TH0461	USA	A	B	SOC	G	08/05/1995	435067	19/11/1996	5576395

TH0461	USA	B	B	SOC		08/05/1995	435066

TH0461	USA	C	B	SOC	G	12/06/1995	489529	10/09/1996	5554690

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Epoxidized low viscosity rubber toughening modifiers for cycloaliphatic epoxy resins (II)

TH0483	USA		B	SOC	G	18/07/1994	277379	19/03/1996	5499409

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Polyurethane sealants and adhesives containing saturated hydrocarbon polyols

TH0494	USA		B	SOC	G	29/09/1994	315166	23/01/1996	5486570

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Monohydroxylated diene polymers and epoxidized derivatives thereof

TH0504	USA	A	B	SOC		07/03/1995	399864

28

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Anionically polymerized block copolymers of ethylene and cyclic siloxane monomers

TH0544	USA	02	B	SOC	G	17/04/1996	634078	08/04/1997	5618903

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Epoxidized Monohydroxylated rubber toughening modifiers for epoxy resins

TH0575	USA	B	B	SOC	G	05/05/1995	437107	24/10/1995	5461112

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Crosslinkable compositions containing epoxidized monohydroxylated diene polymers and amino resins

TH0579	USA	A	B	SOC		10/05/1995	438427

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Polyurethane coatings and adhesives containing monohydroxylated diene polymers and epoxidized derivatives thereof

TH0580	USA		B	SOC	G	11/10/1994	320802	17/10/1995	5459200

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE POLYMERIC COMPOSITIONS

TH0581	USA	02	B	SOC	G	18/03/1998	09/040987	26/10/1999	5973071

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Pressure sensitive structural adhesives and sealants based on telechelic/heterotelechelic polymers with dual cure systems

TH0582	USA	02	B	SOC	G	04/03/1999	08/932970	07/09/1999	5948863

TH0582	USA	A	B	SOC	G	12/04/1996	08/631759	24/02/1998	5721318

TH0582	USA	B	B	SOC	G	28/05/1996	08/654463	09/03/1999	5880217

TH0582	USA	C	B	SOC	G	28/05/1996	08/654462	08/09/1998	5804657

TH0582	USA	D	B	SOC	G	18/09/1997	08/932969	08/06/1999	5910541

TH0582	USA	F.	B	SOC	G	13/05/1998	09/078336	08/06/1999	5910542

TH0582	USA	N	B	SOC	G	28/08/1995	519885	19/11/1996	5576388

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE INCREASED THROUGHPUT IN THE MANUFACTURE OF BLOCK COPOLYMERS BY REDUCTION IN POLYMER CEMENT VISCOSITY THROUGH THE ADDITION OF POLAR SOLVENTS

TH0612	USA	02	B	SOC		06/08/1998	09/130248	13/02/2001	6187873

29

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Coupling of anionic polymers with trialkoxysilanes having silicon-hydrogen bonds

TH0615	USA	N	B	SOC	G	29/08/1996	08/705032	28/10/1997	5681895

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Use of Polydiene Diols in Thermoplastic Polyurethanes.

TH0616	USA		B	SOC	G	23/06/1995	494639	20/07/1999	5925724

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE

TH0648	USA	N	B	SOC		09/07/1997	890134

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Solvent free process for making UV curable adhesives and sealants from epoxidized monohydroxylated diene polymers.

TH0661	USA	02	B	SOC	G	26/04/1996	08/638476	07/07/1998	5776998

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE FUNCTIONALIZED HYDROGENATED ELASTOMER/ENDBLOCK RESIN PRIMER FORMULATION

TH0662	USA	A	B	SOC	G	25/07/1997	08/903252	30/11/1999	5993900

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Fluoro-functional polyethylene-polysiloxane block copolymers

TH0674	USA	02	B	SOC		17/11/1999	09/442221

30

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Fluro-functional polyethylene-polysiloxane block copolymers

TH0687	USA		B	SOC		30/06/2000	60/215478

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Crosslinkable compositions containing epoxidized monohydroxylated diene polymers, amino resins, and reinforcement agents, and a method for preparing them

TH0691	USA		B	SOC	G	17/05/1995	444080	19/03/1996	5500481

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Process for making anionic polymeric DI-and polyfunctional polymers using protected functional initiators

TH0703	USA	02	B	SOC	G	05/05/1999	09/305491	15/08/2000	6103846

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Solvent free process for making UV curable adhesive and sealants from epoxidized monohydroxylated diene polymers (II)

TH0707	USA	02	B	SOC	G	11/06/1996	665071	25/11/1997	5691414

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE PROCESS FOR MAKING TERMINALLY FUNCTIONALIZED POLYMERS USING PROTECTED FUNCTIONAL INITIATOR

TH0709	USA	02	B	SOC		19/05/1998	09/080998

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Polyphenylene ether/polystyrene blends with improved process ability

TH0735	USA	02	B	SOC	G	08/04/1998	09/056923	02/05/2000	6057401

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Low viscosity hot melt disposables adhesives composition

TH0740	USA	02	B	SOC	G	30/08/1996	08/697804	17/02/1998	5719226

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE HIGH 1, 2-CONTENT THERMOPLASTIC ELASTOMER/OIL/POLYOLEFIN COMPOSITION

TH0741	USA	02	B	SOC	G	25/07/1997	08/898001	07/07/1998	5777031

31

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Low voc, high solids fumigation adhesive composition

TH0742	USA	02	B	SOC	G	11/09/1996	08/712402	03/08/1999	5932648

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Block Copolymers with improved overmoulding adhesion

TH0759	USA		B	SOC	G	26/09/1996	08/721644	19/10/1999	5969034

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Adhesive compositions for skin adhesion and bandages applicaions

TH0773	USA	02	B	SOC	G	30/09/1997	08/941497	06/04/1999	5891957

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Improved Chemical Curing of Epoxidized diene polymers Using aromatic anhydride curing agents.

TH0788	USA	02	B	SOC	G	10/02/1997	08/797155	21/04/1998	5741856

TH0788	USA	A	B	SOC	G	20/11/1997	08/975417	03/08/1999	5932656

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Modified styrenic block copolymer compounds having improved elastic performance

TH0793	USA	02	B	SOC	G	22/10/1996	08/731902	06/01/1998	5705556

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE PROCESS FOR PRODUCING CONJUGATED DIENE DIOLS USING CARBON DIOXIDE

TH0797	USA	02	B	SOC		19/05/1998	09/080999	13/06/2000	6075097

32

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Crosslinkable Compositions Containing Hydroxyl Terminated Diene Polymers, Amino Resins, And Reinforcing Agents, And a Process For Preparing Them.

TH0799	USA	03	B	SOC	G	13/11/1996	08/748291	12/05/1998	5750627

TH0799	USA	A	B	SOC	G	09/01/1998	09/005238	28/03/2000	6043316

TH0799	USA	B	B	SOC	G	09/01/1998	09/005237	05/10/1999	5962077

TH0799	USA	C	B	SOC	G	09/01/1998	09/005412	29/06/1999	5916941

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Organic polymers caontaining polythelene or polystyrene polysiloxane diblock copolymers as melt processing aids

TH0809	USA	02	B	SOC		17/11/1999	09/442220

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE DEPROTECTION WITH MOLTEN SALT

TH0814	USA		B	SOC	G	16/05/1996	648947	02/09/1997	5663250

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Block copolymers with improved overmoulding adhesion

TH0816	USA		B	SOC	G	26/09/1996	08/721128	03/03/1998	5723543

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE High Temperature, Low Viscosity Thermoplastic Elastomer Block Copolymer Compositions.

TH0821	USA		B	SOC		22/03/1996	013949

TH0821	USA	02	B	SOC	G	20/03/1997	08/821138	12/05/1998	5750622

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE REMOVAL OF LITHIUM FROM POLYMER CEMENTS

TH0832	USA	02	B	SOC	G	23/05/1996	652084	16/06/1998	5767207

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Polyurethanes having improved moisture resistance

TH0866	USA	O	B	SOC	G	03/03/1999	08/598858	29/08/2000	6111049

33

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Oil free compounds of styrenic block copolymers

TH0869	USA	02	B	SOC	G	01/08/1997	08/904528	17/10/2000	6133350

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE REMOVAL OF HYDROGENATION CATALYST FROM POLYMER SOLUTIONS BY TREATMENT WITH AMMONIA AND CARBON DIOXIDE

TH0893	USA	02	B	SOC		10/08/1999	09/371303

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE NON-AQUEOUS SOLVENT FREE PROCESS FOR MAKING UV CURABLE ADHESIVES AND SEALANTS FROM EPOXIDIZED MONOHYDROXYLATED DIENE POLYMERS (III)

TH0907	USA	02	B	SOC	G	15/04/1997	08/839700	17/11/1998	5837749

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Hydrogenation Catalyst

TH0908	USA		B	SOC		25/08/2000	60/227891

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Melt processable bleach resistant fibers from polyurethane elastomers

TH0912	USA	P	C	SOC	N

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE OIL GEL FORMULATIONS CONTAINING HIGH VINYL CONTENT HYDROGENATED STYRENE-BUTADIENE-STYRENE BLOCK COPOLYMERS

TH0913	USA	02	B	SOC	G	30/07/1997	08/903526	20/07/1999	5925707

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Compounded Rubber Compositions

TH0939	USA	02	B	SOC		15/09/1998	09/153609

34

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE ENHANCED HYDROGENATION CATALYST FROM BLOCK COPOLYMERS BY REDUCTION IN POLYMER CEMENT VISCOSITY BY INCREASING THE VINYL CONTENT OF THE BLOCK COPOLYMERS

TH0946	USA	02	B	SOC		08/06/1998	09/093245

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Improved cast polyeurethane elastomers containing low polarity amine curing agents

TH0949	USA	02	B	SOC	G	08/09/1997	08/929174	21/09/1999	5955559

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Polydiene diols in resilient polyeurethane foams

TH0958	USA		B	SOC	G	02/10/1996	08/724940	20/01/1998	5710192

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Conversion of sticky elastomeric polymer crumb into pellets without polymer degradation

TH0965	USA	02	B	SOC		06/05/1999	09/306123

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE polyeurethanes made with polydiene diols, disocyanates and dimer diol chain extender

TH0968	USA	02	B	SOC	G	09/10/1997	08/947918	26/01/1999	5864001

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Epoxidation of partially saturated diene mono-ol polymers utilizing in situ production of peracids

TH0971	USA		B	SOC	G	26/06/2000	60/214097

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE A method for coating crosslinkable epoxidized monohydrogenated diene polymer coating compositions on primed substrates

TH0977	USA	02	B	SOC	G	26/09/1997	08/938289	13/07/1999	5922467

35

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE EXTRACTION OF METAL RESIDUES FROM POLYMER CEMENTS

TH0986	USA	02	B	SOC	G	18/08/1998	09/135725	28/11/2000	6153727

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE DEPROTECTION OF POLYMERS PREPARED WITH SILYLOXY PROTECTED FUNCTIONAL INITIATORS BY REACTION WITH HYDRIDE REDUCING AGENTS

TH1005	USA	02	B	SOC		24/08/1999	09/379843

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Sealant formulations containing high vinyl content hydrogenated styrene-butadiene-styrene block copolymers

TH1009	USA		B	SOC	G	05/03/1997	08/811487	07/07/1998	5777043

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Polyurethane foams of polydiene diols and oil

TH1012	USA	02	B	SOC	G	19/05/1998	09/081558	26/10/1999	5973016

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Polyurethane adhesive foams of polydiene diols and tackifying resin

TH1023	USA	02	B	SOC	G	19/05/1998	09/080997	15/12/1998	5849806

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE WEATHERABLE RESILIENT POLYURETHANE FOAMS

TH1024	USA		B	SOC	G	19/05/1998	09/081559	13/07/1999	5922781

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Deprotection of polymers prepared with silyloxy protected functional initiators by reaction with aqueous fluoroboric acid

TH1032	USA	02	B	SOC		24/01/2000	09/490200

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Thermofusible elastomer compositions

TH1048	USA	02	B	SOC	G	25/11/1998	09/199304	06/06/2000	6072004

36

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Minimum residence time hydrogenation process for polyisoprene-polybutadiene block copolymers

TH1056	USA	02	B	SOC		20/01/1999	09/234336	06/02/2001	6184307

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Novel polyurethane compositions made from hydroxy-terminated polydiene polymers

TH1057	USA	02	B	SOC	G	06/05/1998	09/073666	09/05/2000	6060560

TH1057	USA	A	B	SOC		25/01/2000	09/491017

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE OIL GEL FORMULATIONS CONTAINING POLYETHYLENE-POLYDIMETHYLSILOXANE BLOCK COPOLYMERS DISSOLVED IN POLYDIMETHYLSILOXANE

TH1102	USA	02	B	SOC	G	07/05/1999	09/307284	12/12/2000	6160045

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE OIL GEL FORMULATIONS CONTAINING POLYSTYRENE-POLYDIMETHYLSILOXANE OR POLYETHYLENE-POLYDIMETHYLSILOXANE BLOCK COPOLYMERS DISSOLVED IN SILOXANE MONOMERS

TH1103	USA	02	B	SOC		07/05/1999	09/307285

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE OIL GEL FORMULATIONS CONTAINING POLYSILOXANE BLOCK COPOLYMERS DISSOLVED IN HYDROGENATED SILICONE

TH1106	USA	02	B	SOC	G	24/08/1999	09/379842	16/01/2001	6174968

37

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Production of saturated siloxane polymers from aromatic monomers and/or other aromatic monomers

TH1107	USA	02	B	SOC		17/11/1999	09/441759

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Improved polyethylene-polysiloxane block copolymer release surface composition

TH1108	USA	02	B	SOC		09/09/1999	09/392419

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE A METHOD FOR PRODUCING POLYURETHANE COMPOSITIONS WHICH EXHIBIT A HIGH FLEXURAL RESISTANCE

TH1109	USA	N		SOC		09/05/2000	09/568319

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE A method for producing mixed polyol thermoplastic polyurethane compositions

TH1110	USA	02	B	SOC		01/12/1999	09/451793

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE A gel-free process for making hydrogenated functionalized anionically polymerized polymers

TH1145	USA	02	B	SOC		02/03/1999	09/260239

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE PROCESS FOR MAKING HYDROGENATED GEL–FREE FUNCTIONALIZED ANIONICALLY POLYMERIZED POLYMERS

TH1154	USA	02	B	SOC		04/05/1999	09/304915

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE HOT MELT ADHESIVE

TH1172	USA	02	B	SOC		12/03/1999	09/267263

38

CASE				B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE METHOD FOR SYNTHESIS OF A DILITHIUM DIISOPROPENYLBENZENE-BASED DIINITIATOR

TH1173	USA		02	B	SOC		30/09/1999	09/409924

CASE				B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Solventless process for making polysiloxane monomers

TH1217	USA		02	B	SOC		16/11/1999	09/442158

CASE				B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Freeze-dried polystyrene-polysiloxane foams

TH1220	USA		02	B	SOC	G	16/11/1999	09/442159	24/10/2000	6136872

CASE				B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE HIGH PEEL STRENGTH HIGH HOLDING POWER HOT MELT DISPOSABLES ADHESIVE COMPOSITION

TH1221	USA		02	B	SOC		26/08/1999	09/383329

CASE				B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE PRODUCTION OF POROUS DIENE POLYMER PELLETS BY MECHANICAL DRYING

TH1251	USA	P		C	SOC	N

CASE				B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE POLYPROPYLENE RESIN COMPOSITION WITH TAPERED TRIBLOCK COPLYMER

TH1312	USA		02	B	SOC	G	24/05/1999	09/317009	26/12/2000	6166134

CASE				B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE PROCESS FOR PRODUCING SPECIFIC TAPERED BLOCK COPOLYMER

TH1325	USA		02	B	SOC		07/01/2000	09/479179

39

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Apparatus and method for forming polymer crumb

TH1402	USA		B	SOC		31/05/2000	60/208183

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE HOT MELT PRESSURE SENSITIVE POSITIONING ADHESIVE

TH1429	USA	03	B	SOC		22/06/2000	09/599131

TH1429	USA	04	B	SOC		22/06/2000	09/599755

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE UNIFORM INITIATION OF ANIONIC POLYMERIZATION USING ORGANO-SUBSTITUTED ALKALI METAL INITIATORS

TH1431	USA	02	B	SOC		14/03/2000	09/525137

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE HOT MELT PRESSURE SENSITIVE POSITIONING ADHESIVE (III)

TH1471	USA	03	B	SOC		20/06/2000	09/597207

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE High coupling efficiency of styrenic block copolymers using vinyl cyclohexene diepoxide

TH1498	USA		B	SOC		17/04/2000	60/197966

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATS	PATENT, NUMBER
TITLE REMOVAL OF HYDROGENATION CATALYST FROM POLYMER SOLUTIONA BY TREATMENT WITH ACID AND AMMONIA

TH1511	USA	02	B	SOC		02/03/2000	09/518437

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE INCREASED THROUGHPUT IN THE MANUFACTURE OF ANIONIC POLYMERS BY REDUCTION IN POLYMER CEMENT VISCOSITY THROUGH THE ADDITION OF METAL ALKYLS

TH1512	USA	02	B	SOC		29/03/2000	09/537500

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Film Compositions

TH1528	USA		B	SOC		04/10/2000	60/237533

40

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Formulation for strippable adhesive and coating films

TH1550	USA		B	SOC		03/05/2000	60/201507

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Formulation for strippable adhesive and coating films and high performance adhesives

TH1551	USA	02	B	SOC		17/10/2000	09/690523

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Modified styrenic block copolymer compounds having improved elastic performance

TH1568	USA	02	B	SOC		07/09/2000	09/657015

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Non-aqueous solvent-free process for making UV curable adhesives and sealants from epoxidized monohydroxylated diene polymers (IV)

TH1652	USA		B	SOC		27/04/2000	60/199949

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Compositions based on maleated block copolymers crosslinked with aluminum acetylacetanoate

TH1685	USA		B	SOC		01/06/2000	60/208638

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Block copolymer composition, hot melt adhesive composition containing it and process for the preparation thereof

TS0041	USA		C	SOC	G	24/06/1994	265072	24/10/1995	5461095

41

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Styrenic block copolymers having improved combination of properties such as tensile strength abr. resist. colourstab.

TS0130	USA	A	C	SOC	G	06/11/1995	553947	02/12/1997	5693718

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Preparation of block copolymers, having a maximum melt flow rate, by timing the MVA dosing during full sequential polymerization

TS0139	USA		C	SOC	G	31/03/1995	414842	23/04/1996	5510423

TS0139	USA	A	C	SOC	G	05/01/1996	583241	10/09/1996	5554697

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Product for purification of starting materials for anionic polymerization processes.

TS0167	USA		C	SOC	G	22/09/1995	532121	02/12/1997	5693726

TS0167	USA	A	C	SOC	G	25/06/1997	882274	07/07/1998	5777035

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Process for prep. of alpha, o-mega-dilithiopolydienes as diinitiators

TS0169	USA		C	SOC	G	09/05/1995	437738	10/09/1996	5554696

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE BIS (NITROARYL) DISULPHIDES AS COMPATIBILISERS FOR SBS-BITUMEN BLENDS

TS0176	USA	02	C	SOC	G	21/11/1996	08/752987	17/02/1998	5719216

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE TAYLOR MADE STYRENE CONJ. DIENE BLOCK COPOLYMERS FOR BITUMEN BLENDS

TS0233	USA	0	C	SOC	G	30/04/1997	846950	29/12/1998	5854335

42

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Process for the preparation of alpha.w-dilithiopoly (butadiene) oligomers with activating component

TS0254	USA		C	SOC	G	15/06/1995	491071	12/05/1998	5750055

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Process for the manufacture of tailor made six armed asymmetrical radial polymers, having two different block copolymer segment arms.

TS0255	USA		C	SOC	G	15/12/1995	572974	25/11/1997	5691420

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Process for coagulation finishing of polymers.

TS0304	USA		C	SOC	G	29/11/1995	564686	09/09/1997	5665858

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Bituminous Composition

TS0452	USA		C	SOC	G	13/09/1996	08/713708	25/08/1998	5798401

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Carpet tile industry blends of SBS polymers, bitumen and filler

TS0549	USA		C	SOC		14/08/1997	08/911486

TS0549	USA	02	B	SOC	G	23/04/1998	09/065259	19/09/2000	6120913

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Process for hydrogenation of organic substrates

TS0607	USA		C	SOC	G	17/12/1998	09/213785	11/07/2000	6087455

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Process for preparing thermoplastic polyurethane elastomers

TS0706	USA	02	B	SOC		22/11/1999	09/444902

43

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Washing with weak acid/weak base in KRATON production

TS0736	USA	P	C	SOC	N

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Gel-spinning high M.W. KRATON-G

TS6503	USA		C	SOC	G	20/06/1994	262191	23/04/1996	5510072

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Releasable pressure sensitive adhesive composition.

TS6512	USA		C	SOC		22/12/1994	363438

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Free flowing powder composition, process for the preparation thereof and homogeneous layer derived therefrom.

TS6515	USA	A	C	SOC	G	04/12/1995	566651	17/11/1998	5837769

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Block copolymer compositions for manufacture of recyclable conveyor belts

TS6524	USA	A	C	SOC	G	01/08/1995	509807	30/07/1996	5540983

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Wax/KRATON G toner composition

TS6528	USA		C	SOC	G	08/09/1995	525048	24/06/1997	5641602

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Co-moulded layers of compositions comprising (hydrog) block copol and different amounts of extended oil with retained different physical properties

TS6534	USA	C		SOC	G	28/08/1995	519886	07/07/1998	5776589

44

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Compositions for air-bag covers, comprising select hydrogen block copolymers, talc and propylene copolymer

TS6538	USA		C	SOC	G	03/11/1995	552400	07/07/1998	5776566

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Radiation sensitive vinyl aromatic blockcopolymers and compositions containing them.

TS6539	USA		C	SOC	G	13/03/1996	614564	08/09/1998	5804663

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Block copol. composition for microganules to be further processed in rotational moulding

TS6549	USA		C	SOC	G	22/03/1996	620778	10/03/1998	5726239

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Multilayer polymer system comprising at least one engineering thermoplast layer and at least one soft touch composition layer and composition to be used therefore.

TS6551	USA		C	SOC	G	09/10/1996	08/731127	12/05/1998	5750268

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE KRATON G/PP/oil blend useful as wide cap sealent

TS6552	USA		C	SOC	G	19/06/1996	666766	11/01/2000	6013717

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Use of tri armed blockcopolymers comprising poly(styrene) blocks and poly(butadiene) blocks having an increased vinyl content in pressure sens, adhesives

TS6567	USA		C	SOC	G	06/03/1997	08/812226	12/05/1998	5750607

TS6567	USA	A	C	SOC	G	20/01/1998	09/009062	07/09/1999	5948527

45

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Rad. m.-armed radiation sens. bl. copol. cons. of p. (but.) bl. having high vinyl content, and of p. (mom. arom.) blocks by coupling with 3-6 funct. coupling agents.

TS6568	USA		C	SOC	G	05/02/1997	08/795223	07/07/1998	5777039

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Polyurethane structural adhesives, prepared from inter alia a polydiene polyol

TS6577	USA		C	SOC	G	25/08/1998	09/139696	20/06/2000	6077925

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Use of polyol mixtures comprising a polyolefin polyol in (semi-) rigid polyurethane foams

TS6578	USA		C	SOC	G	23/10/1997	08/956891	23/02/1999	5874484

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Polyolefin with modified surface properties

TS6579	USA		C	SOC		20/08/1997	08/914872

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Adhesive comprising TPU derived from arom. diisocyanate, chain ext., and a mixt. of hydrog. polydiene diol and mono-ol.

TS6580	USA		C	SOC	G	05/01/1998	09/002903	27/07/1999	5929167

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Low density oil gels

TS6595	USA	P	C	SOC		10/02/2000	09/485545

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Radiation-curable adhesive containing a high vinyl block copolymer

TS6613	USA		C	SOC		08/10/1999	09/416219

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Photo-curable composition for use in flexograiphic printing plates

TS6617	USA		C	SOC		16/12/1999	09/464147

46

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Adhesive composition and protective film containing the adhesive composition

TS6618	USA	P	C	SOC	N

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Hydrogenated styrenic block copolymer/polybutylene foams

TS6622	USA		C	SOC		01/09/1999	09/388410	03/10/2000	6127444

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Dull footwear compound

TS6639	USA	P	C	SOC	N

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Use of S-S/B-S in fusible powder compounds

TS6646	USA	P	C SOC	N

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE KRATON based compounds for wine corks stoppers

TS6648	USA	P	C	SOC	N

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Adhesive Composition

TS6671	USA		B	SOC		18/01/2001	60/262554

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Manufacturing of styrene isoprene block copolymers from sodium treated isoprene concentrate

TS9067	USA		C	SOC	G	24/01/1996	590712	07/04/1998	5736612

47

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE PHOTO-CURABLE POLYMER COMPOSITION AND FLEXOGRAPHIC PRINTING PLATES CONTAINING THE SAME

TS9163	USA	02	B	SOC		24/06/1999	09/339607

48

APPENDIX 10

PART III (U.S.) PATENT LICENSE AGREEMENT

THIS AGREEMENT (the “Agreement”), dated as of February 28, 2001 (the “Effective Date”), between by and between Shell Elastomers LLC (“Licensee”) and Shell Oil Company (“Licensor”).

WITNESSETH THAT:

WHEREAS, Licensor and Ripplewood Chemical Acquisition (“Ripplewood”) have entered into a Master Sale Agreement dated as of August 31, 2000 (the “MSA”) for the purchase by Ripplewood of Licensee, and Licensor and Licensee have entered into an Intellectual Property Transfer and License Agreement dated as of February 28, 2001 (the “IPTLA”);

WHEREAS, pursuant to the IPTLA, Licensor has agreed to grant to Licensee certain licenses in and to the Part III US Patents (as defined below);

NOW THEREFORE in consideration of the premises and the mutual agreements and covenants hereinafter set forth, Licensor and Licensee, intending to be legally bound, hereby agree as follows:

1. Definitions

1.01 “Associate” in relation to Licensor means any company which is at the time in question directly or indirectly associated with Licensor, provided that Associate shall not mean Licensee or an Associate of Licensee. For the purposes of this definition, a particular company is:

(i) directly associated with a company or companies if the latter holds/hold shares carrying more than fifty per cent (50%) of the votes exercisable at a general meeting (or its equivalent) of the particular company, and

(ii) indirectly associated with a company or companies (hereinafter called “the Parent Company or Companies”) if a series of companies can be specified, beginning with the Parent Company or Companies and ending with the particular company, so related that each company of the series, except the Parent Company or Companies, is directly associated with one or more companies earlier in the series.

1.2 “Associate” in relation to Licensee means any company controlling, controlled by or under common control with Licensee.

1.3 “Products” shall mean:

(a) block copolymers having at least one styrene polymer block and at least one isoprene and/or butadiene polymer block (wherein any one of theses blocks may be random or tapered blocks of styrene, isoprene and/or butadiene), having a total polystyrene content in the range of from 2% by weight to less than 90% by weight and a total number average molecular weight of at least 35,000 g/mol, or in the case of radial or star polymers an arm number average molecular weight of at least 20,000 g/mol, as determined by gel permeation chromatography using polystyrene calibration standards, which block copolymers have been prepared by anionic polymerisation;

(b) hydrogenated block copolymers prepared by at least partly hydrogenating the isoprene and/or butadiene polymer block(s) of the block copolymers of (a);

(c) functionalised hydrogenated block copolymers prepared by grafting at least 0.1 % by weight of a dicarboxylic acid compound, or a derivative thereof, onto a hydrogenated block copolymer of (b) or an unhydrogenated block copolymer of (a);

(d) non-thermoplastic polyisoprene rubber, prepared by anionic polymerisation of isoprene;

(e) blends of copolymers of (a), (b), or (c) with up to 50% by weight of a plasticizer;

(f) polymers of isoprene and/or butadiene, and optionally styrene, having a total number average molecular weight of less than 35,000 g/mol, or in the case of radial or star polymers an arm number average molecular weight of more than 1,000 g/mol and less than 20,000 g/mol, as determined by gel permeation chromatography using polystyrene calibration standards, which polymers have been prepared by anionic polymerisation;

(g) hydrogenated polymers prepared by at least partly hydrogenating the butadiene and/or isoprene in the polymers of (f);

(h) optionally hydrogenated polymers of (f) containing terminal functionality (including, but not limited to, hydroxy, carboxy, or amino groups or acrylated or glycidated derivatives thereof, fluorine, or ethylene oxide groups) and/or containing epoxy groups resulting from epoxidation of part or all of the olefinic unsaturation present in the polymers, or containing acid derivatives of such epoxy groups;

(i) star (i) polyisoprene homopolymers and (ii) block copolymers with polyisoprene blocks and polybutadiene blocks, where (i) or (ii) may contain up to 10% by weight of polystyrene and have a total number average molecular weight of at least 20,000 g/mol, as determined by gel permeation chromatography using polystyrene calibration standards, which homo- and block copolymers have been prepared by anionic polymerisation, and which star homopolymers and block copolymers have been hydrogenated;

(j) compounds of (a), (b), and/or (c) with polyolefins, polyphenylene oxide, polycarbonate, polybutylene terephthalate, polystyrene, or ethylene vinylacetate and non-polymeric components including tackifiers, fillers, and oil, wherein (a), (b) and (c) comprise at least 40% by weight of the total polymer in the compound and the Shore D hardness of the compound is no more than 60;

(k) polyurethanes based on polyols falling within the definition of (h);

(l) randomly polymerised styrene butadiene rubbers having a glass transition temperature of less than 0C, wherein any homopolystyrene blocks have a molecular weight of less than 3,000 g/mol, which styrene butadiene rubbers are manufactured by anionic polymerisation;

(m) block copolymers having at least one isoprene block and at least one butadiene block having a 1,2 vinyl content of less than 15%, or block copolymers having at least one butadiene block having a 1,2 vinyl content of less than 15% and a butadiene block having a 1,2 vinyl content of more than 25%, and a total number average molecular weight of at least 35,000 g/mol, or in the case of radial or star polymers an arm number average molecular weight of at least 20,000 g/mol, as determined by gel permeation chromatography using polystyrene calibration standards, which block copolymers have been prepared by anionic polymerisation and which block copolymers have been hydrogenated;

(n) block copolymers having at least one polysiloxane block and at least one other block which may be a polystyrene block or a polyethylene block which block copolymers have been prepared by anionic polymerisation;

(o) any polymer, polymer-containing compound or blend corresponding to (a) through (n), wherein the polymer has been prepared by anionic polymerisation from other conjugated diene monomers and/or other vinyl aromatic hydrocarbon monomers and/or containing other functional groups;

(p) block copolymers having at least one conjugated diene block and optionally a vinyl aromatic hydrocarbon block and at least one block of another anionically polymerisable monomer such as acrylic monomers or ethylene which block copolymers have been prepared by anionic polymerisation;

(q) block copolymers (a) through (p), wherein the polystyrene block has been hydrogenated;

(r) latex made from (a), (b) or (d); and

(s) polyisoprene as described in (d), but made with Ziegler-Natta catalysts.

1.04 “Additives” shall mean…

1.05 “Elastomers Field” shall mean the manufacture, use or sale of Products, including research and development in support thereof, provided, however, in respect of any and all Products, Elastomers Field excludes:

(a) use and/or sale of (and research and development in support thereof for) Additives and intermediates ultimately intended for use in manufacturing Additives,

(b) manufacture of (and research and development in support thereof for) Additives and intermediates ultimately intended for use in manufacturing Additives, for any purpose other than sale to SOC or its designees or to designees of SIRM;

(c) preparation, use and sale of blends of any of Products, in a total amount up to 25 percent by weight basis the total blend, with linear CO/olefin polymers in which CO/olefin polymers monomer units originating from carbon monoxide alternate with olefinic monomer units originating from ethene and optionally one or more further linear aliphatic alpha-olefins of up to 20 carbon atoms, which CO/olefin polymers have a crystalline melting point of at least 150C and a limiting viscosity number of at least 0.6 dl/g, measured in m-cresol at 60C, and research and development in support of such preparation, use or sale of such blends;

(d) use and/or sale of Products (and research and development in support thereof) as components of bituminous compositions other than compositions developed by the Elastomers Business based on specific Products or derivatives of Products; provided, however, that this exclusion (d) does not apply to the use and/or sale of Products (and research and development in support thereof) as components of any bituminous compositions containing disulphide compatibilizing agents; and manufacture, use and/or sale of (and research and development in support thereof for) particles of styrene or alkyl-substituted styrene homopolymers and particles of copolymers containing at least 90 percent by weight styrene or alkyl-substituted styrene and up to 10 percent by weight of another vinyl monomer, which particles are prepared by adiabatic anionic polymerisation in an extruder with the aid of alkali metal initiators.

1.06 “Parties” shall mean as the context requires, both or each of Licensor and Licensee.

1.07 “Part III US Patents” shall mean the patents and patent applications of the United States listed in the attachment hereto having the heading “Part III” and all continuations, continuations-in-part, divisions, patents of addition, reissues, re-examinations, renewals or extensions thereof, in each case filed or issued for the United States.

1.08 “Third Party” shall mean any party other than Licensor, Licensee and their respective Associates.

2. Grants and Restrictions

2.01 Effective as of the Effective Date, and subject to the terms and subject to the conditions of this Agreement and subject to the rights of Third Parties, Licensor hereby grants to Licensee, and Licensee hereby accepts from Licensor

(a) an irrevocable, transferable, fully paid-up, exclusive (except as noted below in Section 2.01(b)) license, with all rights to grant sub-licenses, to practice in the Elastomers Field under the Part III US Patents, and

(b) an irrevocable, fully-paid-up, non-exclusive license, with the right to grant sub-licenses, to make, have made, use, sell and distribute Products in the Elastomers Field under the Part III US Patents, to:

i. blend Products with epoxy resins and/or polyesters and use and sell such blends, and conduct research and development in support of such activities;

ii. manufacture, use and sell refinery products including fuels, lubricants, bituminous compositions and chemical feedstocks, and conduct research and development in support thereof; and

iii. use and sell Products in connection with operations for the exploration for and production of oil, gas and other minerals, and conduct research and development in support thereof.

2.02 Licensee acknowledges that no right or license, either express or implied, is granted to Licensee under any Part III US Patents, except as expressly provided by the terms of this Agreement or the IPTLA.

3. Maintenance and Defense of Part III US Patents

3.01 Subject to Section 3.02 and 3.03, Licensor acknowledges that it has responsibility for the prosecution, issuance, maintenance and enforcement of the Part III U.S. Patents.

3.02 With effect from the Effective Date, each Party shall give written notice to the other Party upon becoming aware of any infringement or threatened or suspected infringement of, or of any challenge to, the Part III US Patents; and

(a) Licensor (or its designee) will have the sole right (but is not obligated) to bring proceedings at its own cost and for its own account to enforce such Part III US Patents against infringement occurring prior to the Effective Date in the Elastomers Field or occurring outside the Elastomers Field at any time. Licensee (or its designee) will have the sole right (but is not obligated) to bring proceedings at its own cost and for its own account to enforce such Part III US Patents against infringement in the Elastomers Field occurring on or after the Effective Date. Each Party shall have the right, at its own cost, to join in any suit to enforce such Part III US Patents and to participate in the defense of any challenge to such Part III US Patents. Unless otherwise agreed, Licensee will recover for its own account damages for infringement after the

Effective Date in the Elastomers Field, and Licensor will recover for its own account damages for infringement after the Effective Date outside the Elastomers Field.

(b) A Party not joining an enforcement or participating in a defense proceeding under this Section 3.02 shall provide such assistance as may reasonably be required by and at the expense of the Party initiating or defending such proceeding and shall make no admission as to liability nor agree to any settlement or compromise.

3.03 If Licensor notifies Licensee that Licensor does not intend to continue to prosecute or maintain any of the Part III US Patents, Licensor shall, at Licensee’s request, assign to Licensee (or its designee) the rights of Licensor in such of the Part III US Patents which it does not wish to prosecute or maintain. Licensor shall have an irrevocable, transferable, fully paid-up, world-wide, non-exclusive license, with the right to grant sub-licenses, to practice outside the Elastomers Field the inventions covered by the Part III US Patents so assigned to Licensee. Licensor shall also have an irrevocable, fully paid-up, non-exclusive license in the Elastomers Field under the Part III US Patents, with the right to grant sublicenses to:

(i)	blend Products with epoxy resins and/or polyesters and use and sell such blends, and conduct research and development in support of such activities;

(ii)	manufacture, use and sell refinery products including fuels, lubricants, bituminous compositions and chemical feedstocks, and conduct research and development in support thereof; and

(iii)	use and sell Products in connection with operations for the exploration for and production of oil, gas and other minerals, and conduct research and development in support thereof.

4. Confidentiality. The Parties acknowledge that provisions of the IPTLA shall govern the disclosure and use of confidential technical information which may be disclosed by one Party to the other in connection with this Agreement.

5. Term and Termination

5.01 Termination of the Agreement for any reason shall not limit remedies which may be otherwise available in law or equity. Notwithstanding any such termination, any other provision required to interpret and enforce the Parties’ rights and obligations under this Agreement shall also survive, but only to the extent required for the full observation and performance of this Agreement.

5.02 The licenses to the Part III US Patents shall be deemed to be, for purposes of Section 365(n) of the U.S. Bankruptcy Code, licenses to rights in “intellectual property” as defined in Section 101 of the Bankruptcy Code. The Parties agree that Licensee shall retain and may fully exercise all of its rights and elections under the Bankruptcy Code. In the event that a bankruptcy proceeding under the Bankruptcy Code is commenced by or against Licensor, Licensee shall be entitled, at its option, to: (a) retain all of its rights under this Agreement (including without limitation the rights and licenses granted under Article 2 hereof) pursuant to

Section 365(n) of the U.S. Bankruptcy Code; or (b) receive complete and equivalent rights in all Part III US Patents licensed hereunder constituting “intellectual property” under Section 101 of the Bankruptcy Code.

6. Miscellaneous.

(a) Entire Agreement. This Agreement (including all attachments hereto), the IPTLA, and the MSA and all other agreements to be signed or delivered at closing of the transactions contemplated by the MSA, constitute the full understanding of the parties, a complete allocation of risks between them and a complete and exclusive statement of the terms and conditions of their agreement relating to the subject matter hereof and supersede any and all prior agreements, whether written or oral, that may exist between the parties with respect thereto; provided, however, that this provision is not intended to abrogate the MSA or the IPTLA. In the event of any conflict between the provisions of this Agreement and those of the IPTLA, the provisions of the IPTLA shall control.

(b) Waivers. No waiver by a party with respect to any breach or default or of any right or remedy and no course of dealing or performance, will be deemed to constitute a continuing waiver of any other breach or default or of any other right or remedy, unless such waiver is expressed in writing signed by the party to be bound. Failure of a party to exercise any right will not be deemed a waiver of such right or rights in the future.

(c) Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Parties and their respective successors and permitted assigns. Neither Party shall assign this Agreement, directly or indirectly, by operation of law or otherwise, without the prior written consent of the other Party, and any purported assignment that does not comply with this Section 6(c) shall be null and void ab initio; provided that Licensor may assign this Agreement to an Associate of Licensor or to any successor of substantially all of the assets utilized in the business of Licensee in the Elastomers Field, and provided that Licensee may assign this Agreement to an Associate of Licensee or to a successor to any business of Licensee or its Associates to which such assets relate, and provided that, in each case, such Associate or successor assumes in writing all of the assigning Party’s obligations hereunder and the assigning Party shall remain bound by the terms of this Section 6(c) and shall not be relieved of any of its obligations under this Agreement. Except as this Agreement may expressly provide otherwise, nothing in this Agreement is intended or shall be construed to confer upon any person, other than the Parties or their respective successors and permitted assigns, any rights, remedy, or claim under or by reason of this Agreement or any provision herein contained.

(d) Counterparts. This Agreement may be executed in multiple counterparts, each of which will for all purposes be deemed to be an original and all of which will constitute the same instrument.

(e) Notices. All notices and other communications given under this Agreement shall be in writing and shall be effective upon receipt by the addressee at the address or telefax indicated below:

If to Licensee:	Shell Oil Company

Legal Organization

P.O. Box 2463

Houston, Texas 77252-2463

Attention: Associate General Counsel, Intellectual Property

If to Licensor:

with a copy to:	Simpson Thacher & Bartlett

425 Lexington Avenue

New York, New York 10017

Attn: Alan Schwartz

Facsimile: (212) 455-2502

Each Party may change its address for purposes of this Agreement by giving the other Party written notice of the new address in the manner set forth above.

(f) Governing Law. This Agreement shall be governed by and interpreted in accordance with the laws of the State of Delaware.

(g) No Third-Party Beneficiaries. With the exception of the Parties to this Agreement, there exists no right of any person to claim a beneficial interest in this Agreement or any rights occurring by virtue of this Agreement.

(h) Interpretation. Words of the masculine gender will be deemed and construed to include correlative words of the feminine and neuter genders. Words importing the singular number will include the plural number and vice versa unless the context will otherwise indicate. References to Articles, Sections and other subdivisions of this Agreement are to the Articles, Sections and other subdivisions of this Agreement as originally executed. The headings of this Agreement are for convenience and do not define or limit the provisions hereof. Words importing persons include firms, associations and corporations. The term “herein,” “hereunder,” “hereby,” “hereto,” “hereof” and any similar terms refer to this Agreement; the term “heretofore” means before the date of execution of this Agreement; and the term “hereafter” means after the date of execution of this Agreement. References herein to “include”, “includes” or “including” shall mean without limitation.

IN WITNESS WHEREOF, the Parties, through their authorized representatives, have executed this Agreement as of the date first written above.

SHELL OIL COMPANY

By:	/s/ Illegible
Name:	Illegible
Title:	Attorney in fact

SHELL ELASTOMERS LLC

By:	/s/ Illegible
Name:	Illegible
Title:	Attorney in fact

IN WITNESS WHEREOF, the Parties, through their authorized representatives, have executed this Agreement as of the date first written above.

SHELL OIL COMPANY

By:
Name:
Title:

SHELL ELASTOMERS LLC

By:	/s/ Illegible
Name:
Title:

PART III

STATUS CODES

1.	B	: Basic

2.	C	: Corresponding

3.	G	: Granted

4.	Empty	: Pending application

CASE		B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Crosslinked elastomers.

K4891	USA N	B	SOC	G	23/12/1986	946131	23/08/1988	4766180

CASE		B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE

T1538	USA	C	SOC*	G	11/06/1992	897140	20/07/1993	5229472

*	Will be assigned to Nova Chemicals (International) SA

CASE		B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE

T1881	USA	C	SOC*	G	31/05/1995	455371	24/12/1996	5587438

*	Will be assigned to Nova Chemicals (International) SA

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Impact resistant blends of thermoplastic polyamides, polyolefins and elastomers

T4076	USA	N	B	SOC	G	20/07/1990	554956	09/04/1991	5006601

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Functionalized elastomeric polymers

T4088	USA		B	SOC	G	09/05/1989	349545	18/12/1990	4978719

T4088	USA	02	B	SOC	G	30/07/1990	559784	14/05/1991	5015695

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE A method of chemically crosslinking unsaturated polymers

T4208	USA		B	SOC	G	27/07/1990	558370	23/06/1992	5124405

T4208	USA	A	B	SOC	G	23/03/1992	856317	21/09/1993	5247014

T4208	USA	B	B	SOC	G	23/03/1992	856423	02/11/1993	5258457

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Method for preparing functionalized block copolymers

T4326	USA		B	SOC	G	27/06/1988	211748	01/05/1990	4921625

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Neutralization of polymeric acid sites

T4527	USA	N	B	SOC	G	18/06/1990	540397	26/03/1991	5003012

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Hydrogenation catalyst and hydrogenation process wherein said catalyst is used

T4531	USA		B	SOC	G	24/05/1990	527924	07/05/1991	5013798

T4531	USA	A	B	SOC	G	30/11/1990	620983	29/10/1991	5061668

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Hydrogenation catalyst and hydrogenation process wherein said catalyst is used

T4532	USA		B	SOC	G	23/12/1988	289158	15/10/1991	5057582

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Hydrogenation catalyst and hydrogenation process using same

T4549	USA		B	SOC	G	08/06/1989	363234	25/12/1990	4980331

T4549	USA	A	B	SOC	G	29/08/1990	574177	09/07/1991	5030779

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Hydroesterification of polimerized conjugated dienes

T4678	USA		B	SOC	G	26/05/1989	357451	01/01/1991	4981916

T4678	USA	A	B	SOC	G	20/08/1990	569680	25/12/1990	4980422

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Hydrogenation of polymers having ketone groups

T4704	USA		B	SOC	G	29/05/1990	529304	28/01/1997	5597872

T4704	USA	A	B	SOC	G	25/05/1995	452189	28/05/1996	5521254

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Selective hydrogenation of conjugated diolefin polymers

T4735	USA		B	SOC	G	15/08/1990	568113	25/08/1992	5141997

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Method for preparing asymmetric radial polymers

T4914	USA		B	SOC	G	28/10/1991	783441	18/05/1993	5212249

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Process for removal of hydrogen catalyst and lithium from low viscosity functionalized polymers

TH0901	USA	02	B	SOC	G	14/10/1997	08/950683	28/03/2000	6043299

TH0901	USA	A		SOC		15/12/1999	09/464013

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Process for hydrogenation of conjugated diene polymers using bis (indenyl) titanium catalyst and lithiumhydride

TS0494	USA		C	SOC	G	13/03/1997	08/816538	20/07/1999	5925717

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Process for hydrogenation of conjugated diene polymers using a titanium catalysts and a borium compound as copromotor

TS0513	USA		C	SOC	G	09/04/1997	08/831631	29/09/1998	5814709

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Process for hydrogenation of conjugated diene polymers using a titanium catalyst component containing at least one P or N containing heterocyclic five ring

TS0517	USA		C	SOC	G	28/05/1997	08/864602	23/03/1999	5886107

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Use of specific Zr cont. metallocene compounds for hydrogen. of (conj. diene) block copolymers

TS0545	USA	A	C	SOC	G	19/01/1999	08/935507	14/09/1999	5952430

CASE		B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE Process to improve Ti hydrogenation catalyst stability

TS0698	USA	C	SOC		08/10/1999	09/416218

CASE			B/C	PATENTEE	STATUS	FILING, DATE	APPLICATION, NUMBER	GRANT, DATE	PATENT, NUMBER
TITLE REMOVAL OF HYDROGENATION CATALYST FROM POLYMER SOLUTIONS BY TREATMENT WITH AMMONIA AND CARBON DIOXIDE

TH0893	BEL	EP	C	SOC	N

TH0893	BRA	P	C	SOC	N

TH0893	EPC	P	C	SOC	N

TH0893	FRA	EP	C	SOC	N

TH0893	GBR	EP	C	SOC	N

TH0893	GER	EP	C	SOC	N

TH0893	JAP	P	C	SOC	N

TH0893	KOS	P	C	SOC	N

TH0893	LUX	EP	C	SOC	N

TH0893	NET	EP	C	SOC	N

TH0893	PCT		C	SIRM		31/08/1999	PCT/EP99/06425

TH0893	SOU	P	C	SOC	N

TH0893	SPA	EP	C	SOC	N

TH0893	TAI		C	SIRM		31/08/1999	88114895

TH0893	USA	02	B	SOC		10/08/1999	09/371303